UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2015

This report on Form N-CSR relates solely to the Registrant's Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Consumer Staples Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Gold Portfolio, IT Services Portfolio, Materials Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Utilities Portfolio and Wireless Portfolio series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Consolidated Investment Changes (Unaudited) Consolidated Investments February 28, 2015 Consolidated Financial Statements Notes to Consolidated Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Select Portfolios®

Materials Sector

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Chemicals	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Gold	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Consolidated Investment Changes
	(Click Here)	Consolidated Investments
	(Click Here)	Consolidated Financial Statements
	(Click Here)	Notes to the Consolidated Financial Statements
Materials	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	7.52%	19.26%	12.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Mahmoud Sharaf, Portfolio Manager of Chemicals Portfolio: For the year, the fund returned 7.52%, behind the 11.28% gain of its industry benchmark, the MSCI U.S. IMI Chemicals 25-50 Index, and the S&P 500®. The period started out relatively well, with most markets benefiting from the slow-paced global economic recovery. However, oil prices began to decline mid-summer due to an increase in global production and anemic consumption. Then, in a surprise move in November, OPEC, the Organization of the Petroleum Exporting Countries, announced it would not cut production to ease the price decline, causing oil to plummet further. Prices continued to tumble through period end, flattening the global cost curve for commodity chemicals firms, which use crude oil in their production. As a result, this subindustry - the fund's largest overweighting versus its MSCI benchmark the past year - weighed on its relative performance. This period, many of the fund's biggest detractors were from this area, including Methanex - an out-of-index holding - and Westlake Chemical. As oil continued to decline and the U.S. dollar gained strength during the back half of the period, higher-quality, more-defensive chemicals names began to outperform. This included paint and coatings makers, which also benefited from the plummeting oil prices because these firms use oil-based raw materials. Here, an underweighting in Sherwin-Williams was the fund's biggest individual detractor. Sherwin-Williams outperformed as investors were drawn to the safe-haven stock due to firm's U.S.-focused business and its tie to the improving domestic housing market. Elsewhere, a modest cash position of roughly 2%, on average, hurt amid a relatively strong market. On the flip side, an average overweighting in biochemical and organic chemical producer Sigma-Aldrich was the fund's biggest contributor the past year and one of its largest holdings. The stock of this long-time fund holding popped in September after Germany-based Merck KgaG, a multinational chemicals, pharmaceuticals and life sciences firm, agreed to buy Sigma-Aldrich to expand its business in chemicals used in research labs and drug manufacturing. The deal was completed in December. Another multiyear holding, specialty chemical producer Ashland, lifted the fund's relative result. Ashland successfully sold one of its low-margin, low-multiple divisions and used the proceeds to buy back some of its stock. I remained to be bullish on the firm's growth potential, and Ashland remained one of the fund's biggest holdings at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Chemicals Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Actual	.79%	$ 1,000.00	$ 1,001.60	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Chemicals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	14.3	11.9
Monsanto Co.	12.3	8.3
LyondellBasell Industries NV Class A	8.1	10.8
The Dow Chemical Co.	6.0	7.3
Ecolab, Inc.	5.5	4.3
Praxair, Inc.	5.0	6.9
CF Industries Holdings, Inc.	4.6	4.4
Ashland, Inc.	4.3	3.3
Eastman Chemical Co.	3.6	4.2
International Flavors & Fragrances, Inc.	3.4	0.0
	67.1
Top Industries (% of fund's net assets)
As of February 28, 2015
Chemicals	96.1%
All Others*	3.9%

As of August 31, 2014
Chemicals	96.3%
Oil, Gas & Consumable Fuels	2.3%
All Others*	1.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Chemicals Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
CHEMICALS - 96.1%
Commodity Chemicals - 11.2%
LyondellBasell Industries NV Class A	1,527,322	$ 131,212,233
Methanex Corp.	399,600	21,733,305
Orion Engineered Carbons SA	528,543	8,699,818
Tronox Ltd. Class A	423,149	9,156,944
Westlake Chemical Corp.	162,000	10,815,120
Westlake Chemical Partners LP	29,300	782,017
		182,399,437
Diversified Chemicals - 23.9%
E.I. du Pont de Nemours & Co.	2,977,500	231,798,373
Eastman Chemical Co.	784,261	58,396,074
The Dow Chemical Co.	1,993,606	98,165,159
		388,359,606
Fertilizers & Agricultural Chemicals - 17.9%
CF Industries Holdings, Inc.	242,016	74,112,560
Monsanto Co.	1,664,849	200,497,765
Potash Corp. of Saskatchewan, Inc.	438,800	15,742,885
		290,353,210
Industrial Gases - 10.6%
Air Products & Chemicals, Inc.	271,708	42,424,487
Airgas, Inc.	416,400	48,810,408
Praxair, Inc.	634,821	81,193,606
		172,428,501
Specialty Chemicals - 32.5%
Albemarle Corp. U.S.	273,792	15,488,413
Ashland, Inc.	551,050	70,325,001
Axalta Coating Systems	706,003	20,050,485
Ecolab, Inc.	766,531	88,564,992
Ferro Corp. (a)	1,564,283	19,944,608
Innophos Holdings, Inc.	320,406	17,984,389
International Flavors & Fragrances, Inc.	455,500	55,539,115

	Shares	Value
NewMarket Corp.	60,296	$ 28,405,446
PolyOne Corp.	576,317	22,902,838
PPG Industries, Inc.	219,304	51,619,776
Quaker Chemical Corp.	25,747	2,090,141
RPM International, Inc.	853,879	43,163,583
Sherwin-Williams Co.	139,953	39,914,596
Valspar Corp.	491,200	42,562,480
W.R. Grace & Co. (a)	100,391	9,953,768
		528,509,631
TOTAL COMMON STOCKS (Cost $1,154,785,184)		1,562,050,385
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.13% (b) (Cost $52,612,341)	52,612,341	52,612,341
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $1,207,397,525)	1,614,662,726
NET OTHER ASSETS (LIABILITIES) - 0.6%	10,404,430
NET ASSETS - 100%	$ 1,625,067,156
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 32,724
Fidelity Securities Lending Cash Central Fund	251,742
Total	$ 284,466
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.3%
Netherlands	8.1%
Canada	2.3%
Bermuda	1.2%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,154,785,184)	$ 1,562,050,385
Fidelity Central Funds (cost $52,612,341)	52,612,341
Total Investments (cost $1,207,397,525)		$ 1,614,662,726
Receivable for investments sold		12,003,000
Receivable for fund shares sold		1,853,368
Dividends receivable		3,093,725
Distributions receivable from Fidelity Central Funds		3,051
Prepaid expenses		6,251
Other receivables		29,516
Total assets		1,631,651,637

Liabilities
Payable for fund shares redeemed	5,474,940
Accrued management fee	736,857
Other affiliated payables	302,973
Other payables and accrued expenses	69,711
Total liabilities		6,584,481

Net Assets		$ 1,625,067,156
Net Assets consist of:
Paid in capital		$ 1,184,824,543
Undistributed net investment income		3,797,390
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		29,180,022
Net unrealized appreciation (depreciation) on investments		407,265,201
Net Assets, for 10,597,540 shares outstanding		$ 1,625,067,156
Net Asset Value, offering price and redemption price per share ($1,625,067,156 ÷ 10,597,540 shares)		$ 153.34

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 30,625,548
Income from Fidelity Central Funds		284,466
Total income		30,910,014

Expenses
Management fee	$ 8,990,765
Transfer agent fees	3,243,996
Accounting and security lending fees	509,882
Custodian fees and expenses	26,708
Independent trustees' compensation	31,616
Registration fees	107,740
Audit	42,820
Legal	10,551
Interest	3,721
Miscellaneous	27,532
Total expenses before reductions	12,995,331
Expense reductions	(3,515)	12,991,816
Net investment income (loss)		17,918,198
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	49,888,942
Foreign currency transactions	(6,764)
Redemptions in-kind with affiliated entities	44,600,048
Total net realized gain (loss)		94,482,226
Change in net unrealized appreciation (depreciation) on: Investment securities	120,669
Assets and liabilities in foreign currencies	10,359
Total change in net unrealized appreciation (depreciation)		131,028
Net gain (loss)		94,613,254
Net increase (decrease) in net assets resulting from operations		$ 112,531,452

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,918,198	$ 11,321,031
Net realized gain (loss)	94,482,226	106,436,765
Change in net unrealized appreciation (depreciation)	131,028	180,559,217
Net increase (decrease) in net assets resulting from operations	112,531,452	298,317,013
Distributions to shareholders from net investment income	(15,536,694)	(11,058,506)
Distributions to shareholders from net realized gain	(47,390,610)	(65,324,116)
Total distributions	(62,927,304)	(76,382,622)
Share transactions Proceeds from sales of shares	895,876,330	719,398,651
Reinvestment of distributions	60,869,457	73,918,871
Cost of shares redeemed	(810,770,343)	(720,642,710)
Net increase (decrease) in net assets resulting from share transactions	145,975,444	72,674,812
Redemption fees	53,824	47,042
Total increase (decrease) in net assets	195,633,416	294,656,245

Net Assets
Beginning of period	1,429,433,740	1,134,777,495
End of period (including undistributed net investment income of $3,797,390 and undistributed net investment income of $2,509,218, respectively)	$ 1,625,067,156	$ 1,429,433,740
Other Information Shares
Sold	5,974,565	5,317,546
Issued in reinvestment of distributions	422,535	540,024
Redeemed	(5,443,032)	(5,441,546)
Net increase (decrease)	954,068	416,024

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 148.23	$ 122.98	$ 110.52	$ 100.85	$ 75.43
Income from Investment Operations
Net investment income (loss) B	1.64	1.23	1.84E	.76	.69
Net realized and unrealized gain (loss)	9.09	32.11	15.10	9.52	27.20
Total from investment operations	10.73	33.34	16.94	10.28	27.89
Distributions from net investment income	(1.42)	(1.18)	(1.55)	(.62)	(.57)
Distributions from net realized gain	(4.20)	(6.92)	(2.95)	-	(1.91)
Total distributions	(5.62)	(8.10)	(4.49) J	(.62)	(2.47) K
Redemption fees added to paid in capital B	- I	.01	.01	.01	- I
Net asset value, end of period	$ 153.34	$ 148.23	$ 122.98	$ 110.52	$ 100.85
Total ReturnA	7.52%	27.77%	15.61%	10.31%	37.74%
Ratios to Average Net AssetsC, F
Expenses before reductions	.79%	.81%	.83%	.85%	.90%
Expenses net of fee waivers, if any	.79%	.81%	.83%	.85%	.90%
Expenses net of all reductions	.79%	.80%	.81%	.84%	.89%
Net investment income (loss)	1.10%	.91%	1.62% E	.77%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,625,067	$ 1,429,434	$ 1,134,777	$ 861,539	$ 692,332
Portfolio turnover rateD	80% G	109%	60%	119%	108%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.30 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.35%. FExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. GPortfolio turnover rate excludes securities received or delivered in-kind. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $4.49 per share is comprised of distributions from net investment income of $1.547 and distributions from net realized gain of $2.947 per share. KTotal distributions of $2.47 per share is comprised of distributions from net investment income of $.565 and distributions from net realized gain of $1.905 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 409,784,548
Gross unrealized depreciation	(9,546,355)
Net unrealized appreciation (depreciation) on securities	$ 400,238,193

Tax Cost	$ 1,214,424,533

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,821,941
Undistributed long-term capital gain	$ 36,207,029
Net unrealized appreciation (depreciation) on securities and other investments	$ 400,238,193

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 39,145,206	$ 23,947,481
Long-term Capital Gains	23,782,098	52,435,141
Total	$ 62,927,304	$ 76,382,622

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,494,917,803 and $1,272,244,611, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26,565 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,247,590.33%		$ 2,928

Redemptions In-Kind. During the period, 624,612 shares of the Fund held by affiliated entities were redeemed for cash and investments with a value of $94,716,088. The net realized gain of $44,600,048 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,433 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $251,742.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $8,162,833. The weighted average interest rate was .58%. The interest expense amounted to $793 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

The investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $3,515.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Gold Portfolio	-17.45%	-12.27%	1.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from S. Joseph Wickwire II, Portfolio Manager, Gold Portfolio: For the year, the fund's Retail Class shares returned -17.45%, underperforming the -16.34% return of its industry benchmark, the S&P® Global BMI Gold Capped Index and the S&P® 500. By comparison, the broadly based MSCI ACWI (All Country World Index) Index added 7.95%. It was a difficult year for gold and gold stocks as the period saw gold prices fall from a high of $1,383 to a low of $1,141 an ounce. The fund underperformed its industry benchmark by underweighting names that outperformed, including Newmont Mining and Zinjin Mining Group, the latter of which we did not own. Overweighting names that lost ground also hurt, including B2Gold and Argonaut Gold. Some non-gold equity positions also dragged on the fund's result. Conversely, underweighting stocks that underperformed contributed to results, including Barrick Gold, which lagged on concerns about its debt level and management changes, along with uncertainty about its strategy after a failed attempt to acquire Newmont. Our bullion position also contributed, as it outperformed the gold equity benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Class A	1.19%
Actual		$ 1,000.00	$ 789.50	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,018.89	$ 5.96
Class T	1.46%
Actual		$ 1,000.00	$ 788.20	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.30
Class B	1.93%
Actual		$ 1,000.00	$ 786.80	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.93%
Actual		$ 1,000.00	$ 786.80	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Gold	.91%
Actual		$ 1,000.00	$ 790.90	$ 4.04
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56
Institutional Class	.89%
Actual		$ 1,000.00	$ 790.90	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

B Annualized expense ratio reflects consolidated expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Consolidated Investment Changes (Unaudited)

Top Ten Holdings as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	8.8	8.9
Randgold Resources Ltd. sponsored ADR	7.1	5.6
Newcrest Mining Ltd.	6.2	4.8
Gold Bullion	6.2	6.3
Franco-Nevada Corp.	6.1	4.9
Agnico Eagle Mines Ltd. (Canada)	5.0	4.7
Silver Bullion	4.2	5.1
Eldorado Gold Corp.	4.1	5.1
Newmont Mining Corp.	4.0	3.1
Barrick Gold Corp.	3.8	5.1
	55.5
Top Industries (% of fund's net assets)
As of February 28, 2015
Gold	87.6%
Commodities & Related Investments**	10.4%
Precious Metals & Minerals	0.1%
Silver	0.7%
Diversified Metals & Mining	0.2%
Steel	0.0%
All Others*	1.0%

As of August 31, 2014
Gold	87.0%
Commodities & Related Investments**	11.4%
Precious Metals & Minerals	0.6%
Diversified Metals & Mining	0.3%
Coal & Consumable Fuels	0.2%
Silver	0.2%
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).
** Includes gold bullion and/or silver bullion.
Geographic Diversification (% of fund's net assets)
As of February 28, 2015
Canada	55.8%
United States of America*	19.1%
Australia	8.1%
Bailiwick of Jersey	7.9%
South Africa	6.9%
Peru	0.8%
Bermuda	0.7%
Cayman Islands	0.4%
United Kingdom	0.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of August 31, 2014
Canada	59.0%
United States of America*	18.2%
South Africa	7.1%
Australia	6.9%
Bailiwick of Jersey	6.5%
Bermuda	0.9%
Peru	0.7%
Cayman Islands	0.5%
United Kingdom	0.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 88.6%
	Shares	Value
Australia - 8.1%
METALS & MINING - 8.1%
Gold - 8.1%
Beadell Resources Ltd. (d)	7,687,418	$ 1,922,223
Evolution Mining Ltd.	1,437,195	948,955
Kingsgate Consolidated NL (a)	78,274	48,319
Medusa Mining Ltd. (a)(d)	1,983,595	1,518,982
Newcrest Mining Ltd. (a)	6,223,650	69,980,874
Northern Star Resources Ltd.	4,604,518	8,491,210
Perseus Mining Ltd.:
(Australia) (a)(d)	2,122,134	588,674
(Canada) (a)	1,300,000	369,170
Regis Resources Ltd. (a)(d)	2,525,393	3,759,217
Resolute Mng Ltd. (a)	2,390,161	616,332
Saracen Mineral Holdings Ltd. (a)	4,516,787	1,482,355
Silver Lake Resources Ltd. (a)(d)	4,346,985	696,330
Troy Resources NL (a)	195,000	84,567
Troy Resources NL (a)(e)	734,826	323,298
		90,830,506
Bailiwick of Jersey - 7.9%
METALS & MINING - 7.9%
Gold - 7.9%
Centamin PLC	1,848,700	1,878,008
Lydian International Ltd. (a)	2,325,200	930,006
Polyus Gold International Ltd. (d)	222,400	697,863
Polyus Gold International Ltd. sponsored GDR	1,509,831	4,620,083
Randgold Resources Ltd. sponsored ADR (d)	1,010,495	80,021,099
		88,147,059
Bermuda - 0.7%
METALS & MINING - 0.7%
Gold - 0.7%
Continental Gold Ltd. (a)	4,907,000	7,850,572
Steel - 0.0%
African Minerals Ltd. (a)(d)	1,718,700	27
TOTAL METALS & MINING		7,850,599
Canada - 55.8%
METALS & MINING - 55.8%
Diversified Metals & Mining - 0.2%
Ivanhoe Mines Ltd. (a)	2,225,300	1,477,481
Ivanhoe Mines Ltd. Class A warrants 12/10/15 (a)(e)	837,300	20,094
NovaCopper, Inc. (a)	488,333	293,000
Sabina Gold & Silver Corp. (a)(d)	980,000	301,816
True Gold Mining, Inc. (a)	191,000	29,794
		2,122,185
Gold - 54.8%
Agnico Eagle Mines Ltd. (Canada) (d)	1,759,901	56,551,654

	Shares	Value
Alacer Gold Corp.	2,187,363	$ 4,741,824
Alamos Gold, Inc.	1,174,000	7,099,784
Argonaut Gold, Inc. (a)	4,558,862	7,585,340
ATAC Resources Ltd. (a)	67,200	32,253
AuRico Gold, Inc.	112,100	395,457
B2Gold Corp. (a)	22,915,693	38,678,596
Barrick Gold Corp. (d)	3,295,369	42,862,731
Centerra Gold, Inc.	1,335,600	6,527,891
Detour Gold Corp. (a)	2,042,100	19,749,611
Detour Gold Corp. (a)(e)	785,900	7,600,617
Eldorado Gold Corp. (d)	7,903,535	45,583,943
Franco-Nevada Corp.	1,297,800	68,476,832
Gabriel Resources Ltd. (a)(d)	1,020,600	661,296
Goldcorp, Inc.	4,486,700	98,807,176
GoldQuest Mining Corp. (a)	2,318,500	250,378
Guyana Goldfields, Inc. (a)	3,286,900	8,571,549
Guyana Goldfields, Inc. (a)(e)	155,000	404,208
IAMGOLD Corp. (a)	2,920,000	7,147,588
Kinross Gold Corp. (a)	3,460,291	9,743,400
Kirkland Lake Gold, Inc. (a)(d)	376,000	1,570,050
Lake Shore Gold Corp. (a)(d)	2,806,600	2,559,414
Midas Gold Corp. (a)	100,500	40,197
New Gold, Inc. (a)	6,615,175	25,347,323
NGEx Resources, Inc. (a)	65,000	55,116
Novagold Resources, Inc. (a)	1,935,700	7,200,228
OceanaGold Corp.	2,842,300	5,434,043
Orezone Gold Corp. (a)	371,100	157,334
Osisko Gold Royalties Ltd.	546,193	7,794,643
Pilot Gold, Inc. (a)	1,418,150	1,225,184
Premier Gold Mines Ltd. (a)(g)	10,416,222	20,747,454
Pretium Resources, Inc. (a)	856,538	5,289,556
Pretium Resources, Inc. (a)(e)	225,000	1,389,489
Pretium Resources, Inc. (a)(f)	225,000	1,389,489
Primero Mining Corp. (a)(d)	1,506,800	5,351,725
Richmont Mines, Inc. (a)	239,900	804,080
Rio Alto Mining Ltd. (a)	2,742,235	8,598,961
Romarco Minerals, Inc. (a)	31,476,998	13,596,975
Romarco Minerals, Inc. (a)(e)	5,900,000	2,548,596
Romarco Minerals, Inc. (f)	4,600,000	1,788,337
Roxgold, Inc. (a)	100,000	51,996
Rubicon Minerals Corp. (a)	5,376,402	6,279,135
Seabridge Gold, Inc. (a)	659,166	5,121,721
SEMAFO, Inc. (a)	2,895,700	8,964,370
Teranga Gold Corp. (a)	85,000	46,916
Teranga Gold Corp. CDI unit (a)(d)	3,338,072	1,851,942
Timmins Gold Corp. (a)	122,600	106,899
Torex Gold Resources, Inc. (a)	20,093,200	18,484,265
Yamana Gold, Inc.	6,909,420	29,348,868
		614,616,434
Precious Metals & Minerals - 0.1%
Chesapeake Gold Corp. (a)	12,000	21,886
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Gold Standard Ventures Corp. (a)	2,125,400	$ 918,099
Klondex Mines Ltd. (a)	1,000	2,160
		942,145
Silver - 0.7%
MAG Silver Corp. (a)	171,000	1,237,941
Silver Wheaton Corp.	47,700	1,030,238
Tahoe Resources, Inc.	426,600	5,968,510
		8,236,689
TOTAL METALS & MINING		625,917,453
Cayman Islands - 0.4%
METALS & MINING - 0.4%
Gold - 0.4%
Endeavour Mining Corp. (a)	8,267,400	3,968,035
Peru - 0.8%
METALS & MINING - 0.8%
Gold - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	777,528	9,003,774
South Africa - 6.9%
METALS & MINING - 6.9%
Gold - 6.9%
AngloGold Ashanti Ltd. sponsored ADR (a)	3,046,508	34,334,145
Gold Fields Ltd. sponsored ADR	5,219,126	24,268,936
Harmony Gold Mining Co. Ltd. (a)	1,484,000	3,625,670
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(d)	1,757,900	4,324,434
Sibanye Gold Ltd. ADR	1,023,906	10,843,165
		77,396,350
United Kingdom - 0.3%
METALS & MINING - 0.3%
Gold - 0.3%
Acacia Mining PLC	837,800	3,559,540
Pan African Resources PLC	15,000	2,721
		3,562,261
United States of America - 7.7%
METALS & MINING - 7.7%
Gold - 7.7%
Gold Resource Corp. (d)	115,000	397,900
McEwen Mining, Inc. (a)(d)	679,110	767,394

	Shares	Value
Newmont Mining Corp.	1,718,500	$ 45,248,105
Royal Gold, Inc.	552,113	39,807,347
		86,220,746
TOTAL COMMON STOCKS (Cost $1,340,424,123)		992,896,783
Commodities - 10.4%
	Troy Ounces
Gold Bullion (a)	57,510	69,704,996
Silver Bullion (a)	2,837	47,051,645
TOTAL COMMODITIES (Cost $130,172,232)		116,756,641
Money Market Funds - 11.1%

Fidelity Cash Central Fund, 0.13% (b)	6,190,705	6,190,705
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	118,585,234	118,585,234
TOTAL MONEY MARKET FUNDS (Cost $124,775,939)		124,775,939
TOTAL INVESTMENT PORTFOLIO - 110.1% (Cost $1,595,372,294)	1,234,429,363
NET OTHER ASSETS (LIABILITIES) - (10.1)%	(112,830,851)
NET ASSETS - 100%	$ 1,121,598,512
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,286,302 or 1.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,177,826 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pretium Resources, Inc.	3/31/11	$ 2,172,293
Romarco Minerals, Inc.	12/12/14	1,987,728
(g) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,364
Fidelity Securities Lending Cash Central Fund	439,263
Total	$ 448,627
Consolidated Subsidiary	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 225,764,683	$ 65,099,608	$ 147,759,808	$ -	$ 116,684,748
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Premier Gold Mines Ltd.	$ 20,772,705	$ 1,654,461	$ 668,621	$ -	$ 20,747,454
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 992,896,783	$ 987,434,430	$ 5,414,007	$ 48,346
Commodities	116,756,641	116,756,641	-	-
Money Market Funds	124,775,939	124,775,939	-	-
Total Investments in Securities:	$ 1,234,429,363	$ 1,228,967,010	$ 5,414,007	$ 48,346

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $113,727,253) - See accompanying schedule: Unaffiliated issuers (cost $1,309,030,420)	$ 972,149,329
Fidelity Central Funds (cost $124,775,939)	124,775,939
Commodities (cost $130,172,232)	116,756,641
Other affiliated issuers (cost $31,393,703)	20,747,454
Total Investments (cost $1,595,372,294)		$ 1,234,429,363
Foreign currency held at value (cost $104,547)		104,547
Receivable for investments sold		5,509,685
Receivable for fund shares sold		2,227,907
Dividends receivable		369,487
Distributions receivable from Fidelity Central Funds		21,274
Prepaid expenses		5,477
Other receivables		25,556
Total assets		1,242,693,296

Liabilities
Payable for investments purchased	$ 106,570
Payable for fund shares redeemed	1,407,905
Accrued management fee	512,689
Distribution and service plan fees payable	50,874
Other affiliated payables	295,764
Other payables and accrued expenses	135,748
Collateral on securities loaned, at value	118,585,234
Total liabilities		121,094,784

Net Assets		$ 1,121,598,512
Net Assets consist of:
Paid in capital		$ 2,578,854,710
Accumulated net investment loss		(19,281)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,096,295,003)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(360,941,914)
Net Assets		$ 1,121,598,512

Consolidated Statement of Assets and Liabilities -
continued

February 28, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($46,898,129 ÷ 2,588,967 shares)	$ 18.11

Maximum offering price per share (100/94.25 of $18.11)	$ 19.21
Class T: Net Asset Value and redemption price per share ($16,199,778 ÷ 908,445 shares)	$ 17.83

Maximum offering price per share (100/96.50 of $17.83)	$ 18.48
Class B: Net Asset Value and offering price per share ($2,460,813 ÷ 142,495 shares)A	$ 17.27

Class C: Net Asset Value and offering price per share ($39,428,756 ÷ 2,292,391 shares)A	$ 17.20

Gold: Net Asset Value, offering price and redemption price per share ($992,944,244 ÷ 53,678,374 shares)	$ 18.50

Institutional Class: Net Asset Value, offering price and redemption price per share ($23,666,792 ÷ 1,279,261 shares)	$ 18.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Gold Portfolio
Consolidated Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 9,166,344
Income from Fidelity Central Funds (including $439,263 from security lending)		448,627
Income before foreign taxes withheld		9,614,971
Less foreign taxes withheld		(1,113,899)
Total income		8,501,072

Expenses
Management fee	$ 7,307,511
Transfer agent fees	3,307,819
Distribution and service plan fees	625,615
Accounting and security lending fees	580,399
Custodian fees and expenses	283,527
Independent trustees' compensation	25,214
Registration fees	150,605
Audit	44,883
Legal	6,776
Interest	472
Miscellaneous	28,792
Total expenses before reductions	12,361,613
Expense reductions	(454,642)	11,906,971
Net investment income (loss)		(3,405,899)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(218,966,450)
Other affiliated issuers	(897,919)
Commodities	(11,867,162)
Foreign currency transactions	197,792
Total net realized gain (loss)		(231,533,739)
Change in net unrealized appreciation (depreciation) on: Investments	(5,621,130)
Assets and liabilities in foreign currencies	(1,978)
Commodities	(13,914,448)
Total change in net unrealized appreciation (depreciation)		(19,537,556)
Net gain (loss)		(251,071,295)
Net increase (decrease) in net assets resulting from operations		$ (254,477,194)

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,405,899)	$ 3,413,053
Net realized gain (loss)	(231,533,739)	(556,608,289)
Change in net unrealized appreciation (depreciation)	(19,537,556)	(88,077,933)
Net increase (decrease) in net assets resulting from operations	(254,477,194)	(641,273,169)
Share transactions - net increase (decrease)	(124,744,949)	(461,130,558)
Redemption fees	222,335	396,348
Total increase (decrease) in net assets	(378,999,808)	(1,102,007,379)

Net Assets
Beginning of period	1,500,598,320	2,602,605,699
End of period (including accumulated net investment loss of $19,281 and accumulated net investment loss of $8,084, respectively)	$ 1,121,598,512	$ 1,500,598,320

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2015	2014	2013	2012 I	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 22.01	$ 30.25	$ 45.37	$ 50.92	$ 40.50
Income from Investment Operations
Net investment income (loss) D	(.10)	- A	.07	(.13)	(.30)
Net realized and unrealized gain (loss)	(3.80)	(8.25)	(15.19)	(2.83)	15.28
Total from investment operations	(3.90)	(8.25)	(15.12)	(2.96)	14.98
Distributions from net realized gain	-	-	-	(2.59)	(4.57)
Redemption fees added to paid in capital D	- A	.01	- A	- A	.01
Net asset value, end of period	$ 18.11	$ 22.01	$ 30.25	$ 45.37	$ 50.92
Total ReturnB, C	(17.72)%	(27.24)%	(33.33)%	(6.24)%	36.99%
Ratios to Average Net Assets E, H
Expenses before reductions	1.23%	1.21%	1.18%	1.14%	1.16%
Expenses net of fee waivers, if any	1.19%	1.19%	1.17%	1.14%	1.15%
Expenses net of all reductions	1.19%	1.18%	1.17%	1.14%	1.14%
Net investment income (loss)	(.51)%	-% G	.18%	(.28)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,898	$ 60,270	$ 101,202	$ 152,969	$ 149,178
Portfolio turnover rateF	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CTotal returns do not include the effect of the sales charges. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GAmount represents less than .01%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IFor the year ended February 29.

Consolidated Financial Highlights - Class T

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.73	$ 29.95	$ 45.04	$ 50.68	$ 40.34
Income from Investment Operations
Net investment income (loss) D	(.15)	(.06)	(.03)	(.27)	(.43)
Net realized and unrealized gain (loss)	(3.75)	(8.17)	(15.06)	(2.80)	15.21
Total from investment operations	(3.90)	(8.23)	(15.09)	(3.07)	14.78
Distributions from net realized gain	-	-	-	(2.57)	(4.45)
Redemption fees added to paid in capital D	- A	.01	- A	- A	.01
Net asset value, end of period	$ 17.83	$ 21.73	$ 29.95	$ 45.04	$ 50.68
Total ReturnB, C	(17.95)%	(27.45)%	(33.50)%	(6.49)%	36.62%
Ratios to Average Net Assets E, G
Expenses before reductions	1.50%	1.49%	1.45%	1.43%	1.44%
Expenses net of fee waivers, if any	1.46%	1.47%	1.44%	1.42%	1.42%
Expenses net of all reductions	1.46%	1.46%	1.44%	1.42%	1.42%
Net investment income (loss)	(.79)%	(.28)%	(.09)%	(.57)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,200	$ 18,402	$ 24,913	$ 40,664	$ 45,846
Portfolio turnover rateF	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CTotal returns do not include the effect of the sales charges. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.14	$ 29.27	$ 44.24	$ 50.02	$ 39.87
Income from Investment Operations
Net investment income (loss) D	(.24)	(.16)	(.21)	(.49)	(.66)
Net realized and unrealized gain (loss)	(3.63)	(7.98)	(14.76)	(2.76)	15.02
Total from investment operations	(3.87)	(8.14)	(14.97)	(3.25)	14.36
Distributions from net realized gain	-	-	-	(2.53)	(4.21)
Redemption fees added to paid in capital D	- A	.01	- A	- A	- A
Net asset value, end of period	$ 17.27	$ 21.14	$ 29.27	$ 44.24	$ 50.02
Total ReturnB, C	(18.31)%	(27.78)%	(33.84)%	(6.95)%	35.97%
Ratios to Average Net Assets E, G
Expenses before reductions	1.97%	1.95%	1.93%	1.90%	1.93%
Expenses net of fee waivers, if any	1.93%	1.93%	1.92%	1.90%	1.92%
Expenses net of all reductions	1.93%	1.93%	1.91%	1.90%	1.91%
Net investment income (loss)	(1.26)%	(.75)%	(.57)%	(1.04)%	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,461	$ 4,373	$ 9,423	$ 20,894	$ 26,837
Portfolio turnover rateF	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CTotal returns do not include the effect of the contingent deferred sales charge. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

Consolidated Financial Highlights - Class C

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.06	$ 29.15	$ 44.05	$ 49.81	$ 39.75
Income from Investment Operations
Net investment income (loss) D	(.23)	(.16)	(.20)	(.47)	(.64)
Net realized and unrealized gain (loss)	(3.63)	(7.94)	(14.70)	(2.76)	14.98
Total from investment operations	(3.86)	(8.10)	(14.90)	(3.23)	14.34
Distributions from net realized gain	-	-	-	(2.53)	(4.28)
Redemption fees added to paid in capital D	- A	.01	- A	- A	- A
Net asset value, end of period	$ 17.20	$ 21.06	$ 29.15	$ 44.05	$ 49.81
Total ReturnB, C	(18.33)%	(27.75)%	(33.83)%	(6.93)%	36.01%
Ratios to Average Net Assets E, G
Expenses before reductions	1.96%	1.96%	1.93%	1.87%	1.89%
Expenses net of fee waivers, if any	1.92%	1.94%	1.92%	1.87%	1.88%
Expenses net of all reductions	1.92%	1.93%	1.91%	1.87%	1.87%
Net investment income (loss)	(1.25)%	(.76)%	(.57)%	(1.01)%	(1.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,429	$ 33,811	$ 37,787	$ 67,996	$ 72,431
Portfolio turnover rateF	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CTotal returns do not include the effect of the contingent deferred sales charge. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 22.41	$ 30.72	$ 45.96	$ 51.44	$ 40.85
Income from Investment Operations
Net investment income (loss) B	(.04)	.06	.16	(.02)	(.18)
Net realized and unrealized gain (loss)	(3.87)	(8.38)	(15.40)	(2.85)	15.43
Total from investment operations	(3.91)	(8.32)	(15.24)	(2.87)	15.25
Distributions from net realized gain	-	-	-	(2.61)	(4.67)
Redemption fees added to paid in capital B	- G	.01	- G	- G	.01
Net asset value, end of period	$ 18.50	$ 22.41	$ 30.72	$ 45.96	$ 51.44
Total ReturnA	(17.45)%	(27.05)%	(33.16)%	(6.00)%	37.35%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	.94%	.93%	.89%	.91%
Expenses net of fee waivers, if any	.90%	.92%	.92%	.89%	.90%
Expenses net of all reductions	.90%	.91%	.92%	.89%	.89%
Net investment income (loss)	(.22)%	.27%	.43%	(.03)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 992,944	$ 1,275,913	$ 2,301,019	$ 3,924,440	$ 4,250,249
Portfolio turnover rateD	20%	56%	18%	22%	35%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FFor the year ended February 29. GAmount represents less than $.01 per share.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 22.41	$ 30.69	$ 45.87	$ 51.32	$ 40.77
Income from Investment Operations
Net investment income (loss) C	(.04)	.07	.20	.02	(.15)
Net realized and unrealized gain (loss)	(3.87)	(8.36)	(15.38)	(2.85)	15.41
Total from investment operations	(3.91)	(8.29)	(15.18)	(2.83)	15.26
Distributions from net realized gain	-	-	-	(2.62)	(4.72)
Redemption fees added to paid in capital C	- A	.01	- A	- A	.01
Net asset value, end of period	$ 18.50	$ 22.41	$ 30.69	$ 45.87	$ 51.32
Total ReturnB	(17.45)%	(26.98)%	(33.09)%	(5.94)%	37.45%
Ratios to Average Net Assets D, F
Expenses before reductions	.90%	.87%	.84%	.82%	.85%
Expenses net of fee waivers, if any	.86%	.85%	.83%	.81%	.84%
Expenses net of all reductions	.86%	.84%	.82%	.81%	.83%
Net investment income (loss)	(.18)%	.34%	.52%	.04%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,667	$ 107,830	$ 128,262	$ 168,548	$ 137,246
Portfolio turnover rateE	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2015

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Consolidated Subsidiary.

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd, a wholly owned subsidiary (the "Subsidiary"). As of February 28, 2015, the Fund held an investment of $116,684,748 in the Subsidiary, representing 10.4% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015 is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, net operating losses, losses deferred due to wash sales and capital loss carryforwards.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 124,633,618
Gross unrealized depreciation	(616,152,284)
Net unrealized appreciation (depreciation) on securities	$ (491,518,666)

Tax Cost	$ 1,725,876,135

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (994,214,264)
Net unrealized appreciation (depreciation) on securities and other investments	$ (491,515,302)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (134,736,786)
Long-term	(859,477,478)
Total capital loss carryforward	$ (994,214,264)

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

Notes to Consolidated Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $248,761,008 and $376,980,261, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .58% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 132,576	$ 1,199
Class T	.25%	.25%	85,648	148
Class B	.75%	.25%	33,203	24,902
Class C	.75%	.25%	374,188	110,290
			$ 625,615	$ 136,539

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31,220
Class T	8,794
Class B*	5,893
Class C*	11,697
$ 57,604

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 162,318.31
Class T	56,530.33
Class B	10,095.30
Class C	107,920.29
Gold	2,890,947.26
Institutional Class	80,009.22
	$ 3,307,819

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $9,496 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,422,083.32%		$ 472

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,717 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Consolidated Financial Statements - continued

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $446,754.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $275.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Gold and Institutional Class expenses during the period in the amount of $7,613.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014	2015	2014
Class A
Shares sold	1,014,651	1,443,614	$ 20,366,842	$ 31,671,750
Shares redeemed	(1,163,476)	(2,051,264)	(22,763,258)	(45,809,186)
Net increase (decrease)	(148,825)	(607,650)	$ (2,396,416)	$ (14,137,436)
Class T
Shares sold	317,888	364,459	$ 6,202,712	$ 7,796,316
Shares redeemed	(256,267)	(349,602)	(4,926,125)	(7,601,870)
Net increase (decrease)	61,621	14,857	$ 1,276,587	$ 194,446
Class B
Shares sold	6,743	23,041	$ 129,320	$ 484,615
Shares redeemed	(71,044)	(138,145)	(1,326,720)	(3,024,154)
Net increase (decrease)	(64,301)	(115,104)	$ (1,197,400)	$ (2,539,539)
Class C
Shares sold	1,131,151	877,429	$ 21,162,781	$ 17,346,606
Shares redeemed	(444,470)	(567,911)	(8,210,673)	(12,102,759)
Net increase (decrease)	686,681	309,518	$ 12,952,108	$ 5,243,847
Gold
Shares sold	22,066,731	32,449,288	$ 446,680,830	$ 718,341,081
Shares redeemed	(25,311,740)	(50,439,253)	(508,417,315)	(1,182,529,714)
Net increase (decrease)	(3,245,009)	(17,989,965)	$ (61,736,485)	$ (464,188,633)
Institutional Class
Shares sold	1,547,691	2,126,861	$ 33,198,070	$ 46,661,254
Shares redeemed	(5,080,368)	(1,494,359)	(106,841,413)	(32,364,497)
Net increase (decrease)	(3,532,677)	632,502	$ (73,643,343)	$ 14,296,757

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Materials Portfolio A	2.46%	13.11%	11.26%

A Prior to October 1, 2006, Materials Portfolio was named Industrial Materials Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Tobias Welo, Portfolio Manager of Materials Portfolio: For the year, the fund's Retail Class shares returned 2.46%, considerably trailing the 8.95% advance of the MSCI U.S. IMI Materials 25-50 Index and also lagging the S&P 500®. Disappointing growth in both developed and emerging economies resulted in deflationary trends that dampened returns in the materials sector. These trends included falling prices for most commodities - notably, crude oil - and a surging U.S. dollar, which often accompanies weakness in commodities. Versus the MSCI index, both stock selection and market selection hampered the fund's results. Our large overweighting in diversified chemicals firm FMC, the fund's biggest relative detractor, fell victim to less-favorable fundamentals than I anticipated. In FMC's case, it was the collapse of global grain prices and subsequent disappointing sales of the firm's pesticides and herbicides. I sold a little here but maintained most of the position. A non-index position in coal producer Peabody Energy - which I sold - also worked against us, as did a sizable overweighting in Eastman Chemical and not owning strong-performing index name Air Products and Chemicals. Conversely, the two largest relative contributors were paper packaging stocks Rock-Tenn and Graphic Packaging Holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Class A	1.06%
Actual		$ 1,000.00	$ 976.80	$ 5.20
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.36%
Actual		$ 1,000.00	$ 975.40	$ 6.66
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 6.81
Class B	1.89%
Actual		$ 1,000.00	$ 972.90	$ 9.25
HypotheticalA		$ 1,000.00	$ 1,015.42	$ 9.44
Class C	1.81%
Actual		$ 1,000.00	$ 973.20	$ 8.86
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Materials	.80%
Actual		$ 1,000.00	$ 978.10	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Institutional Class	.77%
Actual		$ 1,000.00	$ 978.30	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	11.4	2.7
Monsanto Co.	8.5	8.1
Praxair, Inc.	5.4	5.5
Rock-Tenn Co. Class A	5.4	3.7
Ecolab, Inc.	5.3	1.3
Eastman Chemical Co.	5.3	4.0
LyondellBasell Industries NV Class A	4.7	8.2
FMC Corp.	4.0	4.2
CF Industries Holdings, Inc.	3.4	3.9
Eagle Materials, Inc.	3.1	2.7
	56.5
Top Industries (% of fund's net assets)
As of February 28, 2015
Chemicals	70.0%
Containers & Packaging	16.6%
Metals & Mining	6.7%
Construction Materials	3.1%
Paper & Forest Products	1.7%
All Others*	1.9%

As of August 31, 2014
Chemicals	65.6%
Metals & Mining	14.8%
Containers & Packaging	10.4%
Construction Materials	5.2%
Oil, Gas & Consumable Fuels	2.0%
All Others*	2.0%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Materials Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CHEMICALS - 70.0%
Commodity Chemicals - 10.1%
Axiall Corp.	276,627	$ 12,810,596
Cabot Corp.	807,787	36,447,349
LyondellBasell Industries NV Class A	1,119,596	96,184,492
Methanex Corp. (d)	805,800	43,825,568
Orion Engineered Carbons SA	1,017,837	16,753,597
		206,021,602
Diversified Chemicals - 21.5%
E.I. du Pont de Nemours & Co.	3,019,400	235,060,289
Eastman Chemical Co.	1,460,130	108,721,280
FMC Corp.	1,289,836	81,788,501
Huntsman Corp.	734,100	16,487,886
		442,057,956
Fertilizers & Agricultural Chemicals - 15.0%
CF Industries Holdings, Inc.	231,823	70,991,157
Monsanto Co.	1,449,730	174,590,984
The Mosaic Co.	1,184,800	63,102,448
		308,684,589
Industrial Gases - 8.3%
Airgas, Inc.	507,396	59,476,959
Praxair, Inc.	871,874	111,512,685
		170,989,644
Specialty Chemicals - 15.1%
Albemarle Corp. U.S. (d)	454,800	25,728,036
Ashland, Inc.	447,600	57,122,712
Ecolab, Inc.	943,220	108,979,639
NewMarket Corp.	95,929	45,192,152
Sherwin-Williams Co.	107,754	30,731,441
W.R. Grace & Co. (a)(d)	432,640	42,896,256
		310,650,236
TOTAL CHEMICALS		1,438,404,027
CONSTRUCTION MATERIALS - 3.1%
Construction Materials - 3.1%
Eagle Materials, Inc.	816,555	64,099,568
CONTAINERS & PACKAGING - 16.6%
Metal & Glass Containers - 2.9%
Aptargroup, Inc.	470,524	30,993,416
Ball Corp.	386,800	27,737,428
		58,730,844
Paper Packaging - 13.7%
Avery Dennison Corp.	414,200	22,180,410
Graphic Packaging Holding Co.	3,456,895	52,164,546
MeadWestvaco Corp.	65,100	3,454,206

	Shares	Value
Packaging Corp. of America	555,700	$ 46,045,302
Rock-Tenn Co. Class A	1,602,442	109,991,619
Sealed Air Corp.	1,016,700	47,917,071
		281,753,154
TOTAL CONTAINERS & PACKAGING		340,483,998
ENERGY EQUIPMENT & SERVICES - 0.5%
Oil & Gas Equipment & Services - 0.5%
Aspen Aerogels, Inc. (e)	1,277,115	10,127,522
METALS & MINING - 6.7%
Diversified Metals & Mining - 0.2%
Copper Mountain Mining Corp. (a)	3,858,277	4,012,287
Gold - 2.3%
Franco-Nevada Corp.	333,900	17,617,826
Royal Gold, Inc.	413,804	29,835,268
		47,453,094
Steel - 4.2%
Nucor Corp.	1,001,900	47,119,357
Steel Dynamics, Inc.	2,213,000	40,320,860
		87,440,217
TOTAL METALS & MINING		138,905,598
PAPER & FOREST PRODUCTS - 1.7%
Paper Products - 1.7%
Domtar Corp.	757,500	34,239,000
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Trading Companies & Distributors - 0.5%
Wolseley PLC	170,134	10,430,283
TOTAL COMMON STOCKS (Cost $1,599,388,920)		2,036,689,996
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.13% (b)	17,238,460	17,238,460
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	33,808,395	33,808,395
TOTAL MONEY MARKET FUNDS (Cost $51,046,855)		51,046,855
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $1,650,435,775)	2,087,736,851
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(32,501,010)
NET ASSETS - 100%	$ 2,055,235,841
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,901
Fidelity Securities Lending Cash Central Fund	171,277
Total	$ 191,178
Other Affiliated Issuers
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aspen Aerogels, Inc.	$ -	$ 9,986,520	$ 1,418,932	$ -	$ 10,127,522
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $33,099,127) - See accompanying schedule: Unaffiliated issuers (cost $1,590,608,784)	$ 2,026,562,474
Fidelity Central Funds (cost $51,046,855)	51,046,855
Other affiliated issuers (cost $8,780,136)	10,127,522
Total Investments (cost $1,650,435,775)		$ 2,087,736,851
Receivable for investments sold		20,631,838
Receivable for fund shares sold		3,294,584
Dividends receivable		2,692,932
Distributions receivable from Fidelity Central Funds		3,536
Prepaid expenses		8,741
Other receivables		41,370
Total assets		2,114,409,852

Liabilities
Payable for investments purchased	$ 20,446,041
Payable for fund shares redeemed	3,331,966
Accrued management fee	932,386
Distribution and service plan fees payable	179,392
Other affiliated payables	389,442
Other payables and accrued expenses	86,389
Collateral on securities loaned, at value	33,808,395
Total liabilities		59,174,011

Net Assets		$ 2,055,235,841
Net Assets consist of:
Paid in capital		$ 1,634,284,846
Distributions in excess of net investment income		(33,066)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,317,015)
Net unrealized appreciation (depreciation) on investments		437,301,076
Net Assets		$ 2,055,235,841

Statement of Assets and Liabilities - continued

February 28, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($319,740,008 ÷ 3,975,236 shares)	$ 80.43

Maximum offering price per share (100/94.25 of $80.43)	$ 85.34
Class T: Net Asset Value and redemption price per share ($45,251,670 ÷ 566,021 shares)	$ 79.95

Maximum offering price per share (100/96.50 of $79.95)	$ 82.85
Class B: Net Asset Value and offering price per share ($6,486,746 ÷ 82,838 shares)A	$ 78.31

Class C: Net Asset Value and offering price per share ($107,697,018 ÷ 1,378,597 shares)A	$ 78.12

Materials: Net Asset Value, offering price and redemption price per share ($1,107,689,265 ÷ 13,713,587 shares)	$ 80.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($468,371,134 ÷ 5,810,723 shares)	$ 80.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 35,388,475
Interest		231,020
Income from Fidelity Central Funds		191,178
Total income		35,810,673

Expenses
Management fee	$ 11,769,676
Transfer agent fees	4,417,326
Distribution and service plan fees	2,258,375
Accounting and security lending fees	653,835
Custodian fees and expenses	36,379
Independent trustees' compensation	41,798
Registration fees	152,825
Audit	51,208
Legal	13,438
Interest	1,074
Miscellaneous	27,456
Total expenses before reductions	19,423,390
Expense reductions	(27,900)	19,395,490
Net investment income (loss)		16,415,183
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	134,791,589
Other affiliated issuers	212,549
Foreign currency transactions	(58,451)
Redemption in-kind with affiliated entities	6,050,156
Total net realized gain (loss)		140,995,843
Change in net unrealized appreciation (depreciation) on: Investment securities	(115,354,398)
Assets and liabilities in foreign currencies	2,668
Total change in net unrealized appreciation (depreciation)		(115,351,730)
Net gain (loss)		25,644,113
Net increase (decrease) in net assets resulting from operations		$ 42,059,296

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,415,183	$ 11,130,072
Net realized gain (loss)	140,995,843	105,883,339
Change in net unrealized appreciation (depreciation)	(115,351,730)	227,365,491
Net increase (decrease) in net assets resulting from operations	42,059,296	344,378,902
Distributions to shareholders from net investment income	(14,132,791)	(9,652,596)
Distributions to shareholders from net realized gain	(176,045,519)	(36,877,810)
Total distributions	(190,178,310)	(46,530,406)
Share transactions - net increase (decrease)	139,840,860	29,379,358
Redemption fees	59,111	36,980
Total increase (decrease) in net assets	(8,219,043)	327,264,834

Net Assets
Beginning of period	2,063,454,884	1,736,190,050
End of period (including distributions in excess of net investment income of $33,066 and distributions in excess of net investment income of $815,927, respectively)	$ 2,055,235,841	$ 2,063,454,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.46	$ 73.44	$ 69.23	$ 69.96	$ 52.54
Income from Investment Operations
Net investment income (loss) C	.51	.36	.70	.40	1.08 F
Net realized and unrealized gain (loss)	1.05	14.56	5.69	(.35)	17.40
Total from investment operations	1.56	14.92	6.39	.05	18.48
Distributions from net investment income	(.43)	(.30)	(.63)	(.40)	(1.06)
Distributions from net realized gain	(7.17)	(1.60)	(1.55)	(.38)	(.01)
Total distributions	(7.59) J	(1.90)	(2.18)	(.78)	(1.07)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 80.43	$ 86.46	$ 73.44	$ 69.23	$ 69.96
Total ReturnA, B	2.20%	20.46%	9.40%	.21%	35.33%
Ratios to Average Net Assets D, G
Expenses before reductions	1.06%	1.10%	1.13%	1.13%	1.16%
Expenses net of fee waivers, if any	1.06%	1.10%	1.13%	1.13%	1.16%
Expenses net of all reductions	1.06%	1.09%	1.12%	1.13%	1.15%
Net investment income (loss)	.61%	.45%	1.02%	.61%	1.81% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 319,740	$ 336,777	$ 219,627	$ 157,781	$ 124,160
Portfolio turnover rateE	76% K	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $7.59 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $7.167 per share. KPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class T

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 85.99	$ 73.05	$ 68.91	$ 69.68	$ 52.35
Income from Investment Operations
Net investment income (loss) C	.25	.12	.50	.21	.90 F
Net realized and unrealized gain (loss)	1.06	14.48	5.66	(.35)	17.34
Total from investment operations	1.31	14.60	6.16	(.14)	18.24
Distributions from net investment income	(.18)	(.06)	(.46)	(.25)	(.92)
Distributions from net realized gain	(7.17)	(1.60)	(1.55)	(.38)	-
Total distributions	(7.35)	(1.66)	(2.02) J	(.63)	(.92)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 79.95	$ 85.99	$ 73.05	$ 68.91	$ 69.68
Total ReturnA, B	1.90%	20.10%	9.10%	(.09)%	34.98%
Ratios to Average Net Assets D, G
Expenses before reductions	1.37%	1.40%	1.42%	1.42%	1.44%
Expenses net of fee waivers, if any	1.37%	1.40%	1.42%	1.42%	1.44%
Expenses net of all reductions	1.37%	1.39%	1.41%	1.41%	1.43%
Net investment income (loss)	.31%	.15%	.73%	.33%	1.54% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,252	$ 45,223	$ 37,860	$ 28,290	$ 25,570
Portfolio turnover rateE	76% K	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share. KPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 84.63	$ 72.21	$ 68.13	$ 68.95	$ 51.86
Income from Investment Operations
Net investment income (loss) C	(.18)	(.28)	.16	(.11)	.60 F
Net realized and unrealized gain (loss)	1.03	14.28	5.57	(.33)	17.13
Total from investment operations	.85	14.00	5.73	(.44)	17.73
Distributions from net investment income	-	-	(.10)	-	(.65)
Distributions from net realized gain	(7.17)	(1.58)	(1.55)	(.38)	-
Total distributions	(7.17)	(1.58)	(1.65)	(.38)	(.65)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 78.31	$ 84.63	$ 72.21	$ 68.13	$ 68.95
Total ReturnA, B	1.35%	19.50%	8.55%	(.57)%	34.29%
Ratios to Average Net Assets D, G
Expenses before reductions	1.89%	1.90%	1.92%	1.91%	1.93%
Expenses net of fee waivers, if any	1.89%	1.90%	1.92%	1.91%	1.93%
Expenses net of all reductions	1.89%	1.90%	1.91%	1.91%	1.92%
Net investment income (loss)	(.22)%	(.36)%	.24%	(.17)%	1.04% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,487	$ 8,671	$ 10,218	$ 11,040	$ 13,507
Portfolio turnover rateE	76% J	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class C

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 84.38	$ 71.96	$ 67.98	$ 68.78	$ 51.79
Income from Investment Operations
Net investment income (loss) C	(.12)	(.23)	.18	(.10)	.61 F
Net realized and unrealized gain (loss)	1.03	14.23	5.55	(.32)	17.09
Total from investment operations	.91	14.00	5.73	(.42)	17.70
Distributions from net investment income	-	-	(.20)	-	(.72)
Distributions from net realized gain	(7.17)	(1.58)	(1.55)	(.38)	-
Total distributions	(7.17)	(1.58)	(1.75)	(.38)	(.72)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 78.12	$ 84.38	$ 71.96	$ 67.98	$ 68.78
Total ReturnA, B	1.43%	19.56%	8.58%	(.55)%	34.29%
Ratios to Average Net Assets D, G
Expenses before reductions	1.82%	1.85%	1.89%	1.89%	1.93%
Expenses net of fee waivers, if any	1.82%	1.85%	1.89%	1.89%	1.93%
Expenses net of all reductions	1.82%	1.84%	1.88%	1.89%	1.92%
Net investment income (loss)	(.14)%	(.30)%	.26%	(.15)%	1.04% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,697	$ 106,879	$ 75,007	$ 58,296	$ 46,525
Portfolio turnover rateE	76% J	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.81	$ 73.68	$ 69.41	$ 70.11	$ 52.61
Income from Investment Operations
Net investment income (loss) B	.73	.58	.90	.60	1.25 E
Net realized and unrealized gain (loss)	1.05	14.63	5.71	(.37)	17.43
Total from investment operations	1.78	15.21	6.61	.23	18.68
Distributions from net investment income	(.65)	(.48)	(.79)	(.55)	(1.16)
Distributions from net realized gain	(7.17)	(1.60)	(1.55)	(.38)	(.03)
Total distributions	(7.82)	(2.08)	(2.34)	(.93)	(1.19)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 80.77	$ 86.81	$ 73.68	$ 69.41	$ 70.11
Total ReturnA	2.46%	20.80%	9.71%	.49%	35.70%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.82%	.85%	.85%	.88%
Expenses net of fee waivers, if any	.80%	.82%	.85%	.85%	.88%
Expenses net of all reductions	.80%	.82%	.84%	.84%	.87%
Net investment income (loss)	.87%	.73%	1.30%	.90%	2.10% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,107,689	$ 1,231,942	$ 1,146,782	$ 1,089,619	$ 1,195,371
Portfolio turnover rateD	76% I	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. IPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Institutional Class

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.66	$ 73.57	$ 69.35	$ 70.05	$ 52.58
Income from Investment Operations
Net investment income (loss) B	.74	.59	.90	.60	1.28 E
Net realized and unrealized gain (loss)	1.05	14.60	5.70	(.36)	17.40
Total from investment operations	1.79	15.19	6.60	.24	18.68
Distributions from net investment income	(.68)	(.50)	(.83)	(.56)	(1.19)
Distributions from net realized gain	(7.17)	(1.60)	(1.55)	(.38)	(.03)
Total distributions	(7.85)	(2.10)	(2.38)	(.94)	(1.22)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 80.60	$ 86.66	$ 73.57	$ 69.35	$ 70.05
Total ReturnA	2.49%	20.81%	9.71%	.50%	35.73%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.81%	.85%	.84%	.86%
Expenses net of fee waivers, if any	.78%	.81%	.85%	.84%	.86%
Expenses net of all reductions	.78%	.81%	.84%	.83%	.85%
Net investment income (loss)	.89%	.74%	1.30%	.91%	2.11% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 468,371	$ 333,963	$ 246,696	$ 89,299	$ 85,130
Portfolio turnover rateD	76% I	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. IPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, in-kind transactions, passive foreign investment companies (PFIC), original issue discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 463,512,190
Gross unrealized depreciation	(35,847,823)
Net unrealized appreciation (depreciation) on securities	$ 427,664,367

Tax Cost	$ 1,660,072,484

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long term capital gain	$ 895,122
Net unrealized appreciation (depreciation) on securities and other investments	$ 427,664,367

The fund intends to elect to defer to its next fiscal year $5,660,716 of capital losses recognized during the period November 1, 2014 to February 28, 2015.

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (810,939)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$ (1,914,714)

The Fund acquired $1,914,714 of capital loss carryforwards as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 14,132,791	$ 10,087,395
Long-term Capital Gains	176,045,519	36,443,011
Total	$ 190,178,310	$ 46,530,406

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,614,718,611 and $1,663,229,593, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 838,406	$ 16,183
Class T	.25%	.25%	228,842	240
Class B	.75%	.25%	74,560	55,933
Class C	.75%	.25%	1,116,567	277,171
			$ 2,258,375	$ 349,527

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 150,405
Class T	11,357
Class B*	7,882
Class C*	25,516
$ 195,160

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 721,024.21
Class T	124,541.27
Class B	22,340.30
Class C	247,956.22
Materials	2,468,073.21
Institutional Class	833,392.19
	$ 4,417,326

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24,808 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,084,733.32%		$ 1,074

Redemptions In-Kind. During the period, 206,748 shares of the fund held by an affiliated entity were redeemed for investments with a value of $17,590,149. The net realized gain of $6,050,156 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and investments valued at $22,792,169 in exchange for 267,891 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,260 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $171,277.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $20,813 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Materials expenses during the period in the amount of $7,087.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014
From net investment income
Class A	$ 1,638,100	$ 1,076,918
Class T	99,020	29,833
Materials	8,803,568	6,872,385
Institutional Class	3,592,103	1,673,460
Total	$ 14,132,791	$ 9,652,596

Annual Report

9. Distributions to Shareholders - continued

Years ended February 28,	2015	2014
From net realized gain
Class A	$ 27,780,861	$ 5,762,988
Class T	3,863,168	809,850
Class B	628,830	165,553
Class C	9,676,799	1,915,182
Materials	98,020,822	22,724,072
Institutional Class	36,075,039	5,500,165
Total	$ 176,045,519	$ 36,877,810

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014	2015	2014
Class A
Shares sold	1,287,549	1,797,224	$ 107,992,682	$ 142,257,752
Reinvestment of distributions	350,058	72,401	27,494,344	5,951,034
Shares redeemed	(1,557,532)	(965,142)	(130,043,911)	(75,392,440)
Net increase (decrease)	80,075	904,483	$ 5,443,115	$ 72,816,346
Class T
Shares sold	122,029	170,035	$ 10,167,521	$ 13,444,901
Reinvestment of distributions	48,608	9,678	3,794,851	792,607
Shares redeemed	(130,511)	(172,106)	(10,688,592)	(13,187,903)
Net increase (decrease)	40,126	7,607	$ 3,273,780	$ 1,049,605
Class B
Shares sold	2,935	7,873	$ 242,184	$ 603,147
Reinvestment of distributions	7,683	1,836	590,123	148,096
Shares redeemed	(30,247)	(48,755)	(2,465,575)	(3,688,524)
Net increase (decrease)	(19,629)	(39,046)	$ (1,633,268)	$ (2,937,281)
Class C
Shares sold	367,698	450,706	$ 30,096,831	$ 34,616,884
Reinvestment of distributions	110,883	19,891	8,472,087	1,600,154
Shares redeemed	(366,676)	(246,286)	(29,116,038)	(18,989,979)
Net increase (decrease)	111,905	224,311	$ 9,452,880	$ 17,227,059
Materials
Shares sold	2,411,814	3,222,449	$ 202,615,605	$ 254,476,294
Reinvestment of distributions	1,274,428	341,183	100,536,677	28,082,183
Shares redeemed	(4,164,314)	(4,936,489)	(345,204,286)	(386,209,902)
Net increase (decrease)	(478,072)	(1,372,857)	$ (42,052,004)	$ (103,651,425)
Institutional Class
Shares sold	4,739,071A	2,646,562	$ 400,864,210A	$ 209,408,784
Reinvestment of distributions	464,747	73,103	36,366,289	6,019,071
Shares redeemed	(3,246,644)B	(2,219,316)	(271,874,142)B	(170,552,801)
Net increase (decrease)	1,957,174	500,349	$ 165,356,357	$ 44,875,054

A Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

B Amount included in-kind redemptions (see Note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Chemicals Portfolio, Gold Portfolio and Materials Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights (consolidated financial highlights for Gold Portfolio) present fairly, in all material respects, the financial position of Chemicals Portfolio, Gold Portfolio and Materials Portfolio (funds of Fidelity Select Portfolios) at February 28, 2015, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Chemicals Portfolio	04/13/15	04/10/15	$0.370	$3.502
Gold Portfolio	04/13/15	04/10/15	$0.000	$0.000
Materials Portfolio	04/13/15	04/10/15	$0.000	$0.036

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$51,529,095
Materials Portfolio	$141,502,281

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2014	December 2014
Chemicals Portfolio	9%	100%
Gold Portfolio	0%	0%
Materials Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2014	December 2014
Chemicals Portfolio	13%	100%
Gold Portfolio	0%	0%
Materials Portfolio	100%	100%

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Chemicals Portfolio
Gold Portfolio
Materials Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including its size, education, experience, and resources, as well as the Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing SelectCo to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2014.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and making the competitive group more inclusive.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Chemicals Portfolio

Gold Portfolio

Annual Report

Materials Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2014.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio. In its review of Chemicals Portfolio's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

In its review of the total expense ratio of each class of Gold Portfolio and Materials Portfolio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Chemicals Portfolio's total expense ratio ranked below its competitive median for the 12-month period ended June 30, 2014.

For each of Gold Portfolio and Materials Portfolio, the Board noted that the total expense ratio of each class ranked below its competitive median for the 12-month period ended June 30, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of Chemicals Portfolio and the total expense ratio of each class of Gold Portfolio and Materials Portfolio were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
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Investment Sub-Advisers

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Contents Shareholder Expense Example Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Select Portfolios®

Information Technology Sector

Communications Equipment Portfolio

Computers Portfolio

Electronics Portfolio

IT Services Portfolio

Software and Computer Services Portfolio

Technology Portfolio

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Communications Equipment Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Computers Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Electronics Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
IT Services Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Software and Computer Services Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Technology Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Communications Equipment Portfolio	.86%
Actual		$ 1,000.00	$ 1,084.50	$ 4.44
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31
Computers Portfolio	.79%
Actual		$ 1,000.00	$ 1,040.90	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Electronics Portfolio	.77%
Actual		$ 1,000.00	$ 1,144.50	$ 4.09
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86
IT Services Portfolio	.81%
Actual		$ 1,000.00	$ 1,171.10	$ 4.36
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Software and Computer Services Portfolio	.77%
Actual		$ 1,000.00	$ 1,087.40	$ 3.99
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86
Technology Portfolio	.77%
Actual		$ 1,000.00	$ 1,058.50	$ 3.93
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Communications Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio A	12.49%	11.44%	7.37%

A Prior to October 1, 2006, Communications Equipment Portfolio was named Developing Communications Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communications Equipment Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Ali Khan, Portfolio Manager of Communications Equipment Portfolio for most of the period covered by this report: For the year, the fund returned 12.49%, outpacing the 10.19% gain of the S&P® Custom Communications Equipment Index but lagging the S&P 500®. Compared with the broader market, modest equipment spending by telecommunications services providers helped keep a lid on the return of the industry index, although the industry played some catch-up with the S&P 500® in the period's second half. Versus the industry index, stock selection added considerable value during the period, both in the fund's primary category of communications equipment and in technology hardware, storage & peripherals, a small component of the benchmark. Not owning benchmark component ParkerVision, a designer of radio-frequency technologies for use in wireless communications products, made this stock the top contributor to relative performance. ParkerVision shares took a hit in June when the patent infringement suit the firm had filed against QUALCOMM took an unfavorable turn. Aruba Networks, a provider of network access solutions for mobile enterprise networks, also contributed, as did a non-index position in Apple, which I sold in August. Conversely, strong-performing index name Palo Alto Networks was the fund's largest relative detractor because I sold it too soon. Infinera was an index stock I reduced to a token position in the first half of the period, which resulted in missing the strong second-half gain delivered by this stock. Lastly, I'll mention index name Sierra Wireless, a maker of components for the wireless industry that detracted because the fund didn't own it. This stock was particularly strong in November, after the company blew past consensus revenue and earnings estimates for the third quarter. Additionally, although all of the companies I've mentioned in this update were domestic, the fund's foreign holdings were a drag on performance because of the strong U.S. dollar.

Note to shareholders: Colin Anderson succeeded Ali Khan as Portfolio Manager of Communications Equipment Portfolio on January 31, 2015, after serving as Co-Manager since October 2014.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Communications Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	18.5	16.2
Cisco Systems, Inc.	16.7	17.2
Juniper Networks, Inc.	5.4	4.7
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.7	4.7
Nokia Corp. sponsored ADR	4.7	6.1
Alcatel-Lucent SA sponsored ADR	4.1	3.7
F5 Networks, Inc.	3.5	3.0
Motorola Solutions, Inc.	2.6	2.4
Brocade Communications Systems, Inc.	2.5	0.0
Riverbed Technology, Inc.	2.3	3.4
	65.0
Top Industries (% of fund's net assets)
As of February 28, 2015
Communications Equipment	89.8%
Technology Hardware, Storage & Peripherals	2.5%
Software	1.8%
Internet Software & Services	1.8%
Semiconductors & Semiconductor Equipment	1.6%
All Others*	2.5%

As of August 31, 2014
Communications Equipment	77.3%
Technology Hardware, Storage & Peripherals	9.1%
Software	4.1%
Internet Software & Services	2.9%
Semiconductors & Semiconductor Equipment	2.9%
All Others*	3.7%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Communications Equipment Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 89.8%
Communications Equipment - 89.8%
ADTRAN, Inc.	146,600	$ 3,156,298
ADVA Optical Networking SE (a)	204,816	793,717
Alcatel-Lucent SA sponsored ADR (a)	2,741,143	10,663,046
Arris Group, Inc. (a)	70,900	2,083,042
Aruba Networks, Inc. (a)	192,823	4,783,939
Brocade Communications Systems, Inc.	533,100	6,605,109
Calix Networks, Inc. (a)	36,000	314,640
Ciena Corp. (a)(d)	116,200	2,430,904
Cisco Systems, Inc.	1,495,276	44,125,595
CommScope Holding Co., Inc. (a)	176,200	5,550,300
EchoStar Holding Corp. Class A (a)	7,000	380,450
F5 Networks, Inc. (a)	78,635	9,287,973
Finisar Corp. (a)	244,000	5,126,440
Harris Corp.	42,700	3,316,936
Infinera Corp. (a)	3,111	53,043
InterDigital, Inc.	50,500	2,669,935
Ixia (a)	237,000	2,697,060
JDS Uniphase Corp. (a)	261,400	3,599,478
Juniper Networks, Inc.	595,712	14,243,474
Mitel Networks Corp. (a)	165,300	1,679,448
Motorola Solutions, Inc.	101,581	6,901,413
NETGEAR, Inc. (a)	50,750	1,636,180
Nokia Corp. sponsored ADR	1,542,320	12,353,983
Plantronics, Inc.	93,200	4,701,008
Polycom, Inc. (a)	99,663	1,377,343
QUALCOMM, Inc.	673,819	48,858,614
Radware Ltd. (a)	145,500	3,090,420
Riverbed Technology, Inc. (a)	287,642	6,023,223
Ruckus Wireless, Inc. (a)	467,200	5,914,752
Sandvine Corp. (U.K.) (a)	86,300	244,382
ShoreTel, Inc. (a)	187,200	1,394,640
Sonus Networks, Inc. (a)	135,660	2,314,360
Spirent Communications PLC	1,139,400	1,631,531
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	967,080	12,504,344
Transmode AB	81,400	851,883
ViaSat, Inc. (a)	40,400	2,639,736
Wi-Lan, Inc.	250,900	660,316
		236,658,955
ELECTRONIC EQUIPMENT & COMPONENTS - 0.9%
Electronic Components - 0.3%
II-VI, Inc. (a)	36,700	641,883
Electronic Manufacturing Services - 0.6%
TE Connectivity Ltd.	23,500	1,695,055
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		2,336,938
HEALTH CARE TECHNOLOGY - 0.3%
Health Care Technology - 0.3%
Vocera Communications, Inc. (a)	77,100	800,298

	Shares	Value
INTERNET SOFTWARE & SERVICES - 1.8%
Internet Software & Services - 1.8%
Google, Inc.:
Class A (a)	3,000	$ 1,687,890
Class C (a)	2,900	1,619,360
Rackspace Hosting, Inc. (a)	14,900	740,083
Web.com Group, Inc. (a)	39,300	701,505
		4,748,838
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.6%
Semiconductors - 1.6%
Altera Corp.	26,500	980,765
GSI Technology, Inc. (a)	105,900	603,630
Marvell Technology Group Ltd.	47,800	770,536
Maxim Integrated Products, Inc.	25,700	883,952
Semtech Corp. (a)	15,700	454,201
Xilinx, Inc.	15,400	652,498
		4,345,582
SOFTWARE - 1.8%
Application Software - 0.6%
BroadSoft, Inc. (a)	25,200	792,792
Comverse, Inc. (a)	51,400	922,116
		1,714,908
Systems Software - 1.2%
Infoblox, Inc. (a)	17,600	409,200
Oracle Corp.	31,400	1,375,948
Rovi Corp. (a)	53,700	1,336,056
		3,121,204
TOTAL SOFTWARE		4,836,112
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.5%
Technology Hardware, Storage & Peripherals - 2.5%
BlackBerry Ltd. (a)	467,200	5,050,432
Samsung Electronics Co. Ltd.	1,212	1,493,660
		6,544,092
TOTAL COMMON STOCKS (Cost $225,297,578)		260,270,815
Money Market Funds - 2.3%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	4,439,388	$ 4,439,388
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	1,526,500	1,526,500
TOTAL MONEY MARKET FUNDS (Cost $5,965,888)		5,965,888
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $231,263,466)		266,236,703
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(2,605,656)
NET ASSETS - 100%		$ 263,631,047
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,694
Fidelity Securities Lending Cash Central Fund	166,305
Total	$ 174,999
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	79.7%
Sweden	5.0%
Finland	4.7%
France	4.1%
Canada	2.9%
Israel	1.2%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $1,485,320) - See accompanying schedule: Unaffiliated issuers (cost $225,297,578)	$ 260,270,815
Fidelity Central Funds (cost $5,965,888)	5,965,888
Total Investments (cost $231,263,466)		$ 266,236,703
Cash		9,255
Receivable for investments sold		1,725,458
Receivable for fund shares sold		129,351
Dividends receivable		124,001
Distributions receivable from Fidelity Central Funds		2,139
Prepaid expenses		1,051
Other receivables		995
Total assets		268,228,953

Liabilities
Payable for investments purchased	$ 2,754,875
Payable for fund shares redeemed	108,694
Accrued management fee	116,517
Other affiliated payables	58,844
Other payables and accrued expenses	32,476
Collateral on securities loaned, at value	1,526,500
Total liabilities		4,597,906

Net Assets		$ 263,631,047
Net Assets consist of:
Paid in capital		$ 231,340,420
Undistributed net investment income		75,709
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,758,135)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		34,973,053
Net Assets, for 7,991,869 shares outstanding		$ 263,631,047
Net Asset Value, offering price and redemption price per share ($263,631,047 ÷ 7,991,869 shares)		$ 32.99

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 4,621,810
Income from Fidelity Central Funds (including $166,305 from security lending)		174,999
Total income		4,796,809

Expenses
Management fee	$ 1,483,562
Transfer agent fees	656,851
Accounting and security lending fees	109,376
Custodian fees and expenses	76,322
Independent trustees' compensation	5,531
Registration fees	20,818
Audit	41,328
Legal	5,024
Interest	348
Miscellaneous	6,055
Total expenses before reductions	2,405,215
Expense reductions	(521)	2,404,694
Net investment income (loss)		2,392,115
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,290,508
Redemption in-kind with affiliated entities	4,692,068
Foreign currency transactions	(8,568)
Total net realized gain (loss)		21,974,008
Change in net unrealized appreciation (depreciation) on: Investment securities	5,918,662
Assets and liabilities in foreign currencies	(565)
Total change in net unrealized appreciation (depreciation)		5,918,097
Net gain (loss)		27,892,105
Net increase (decrease) in net assets resulting from operations		$ 30,284,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Communications Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,392,115	$ 2,009,004
Net realized gain (loss)	21,974,008	40,147,168
Change in net unrealized appreciation (depreciation)	5,918,097	30,888,802
Net increase (decrease) in net assets resulting from operations	30,284,220	73,044,974
Distributions to shareholders from net investment income	(2,341,970)	(1,754,259)
Distributions to shareholders from net realized gain	(13,481,847)	-
Total distributions	(15,823,817)	(1,754,259)
Share transactions Proceeds from sales of shares	29,367,762	174,276,179
Reinvestment of distributions	15,205,659	1,683,914
Cost of shares redeemed	(142,751,589)	(215,924,882)
Net increase (decrease) in net assets resulting from share transactions	(98,178,168)	(39,964,789)
Redemption fees	3,746	6,805
Total increase (decrease) in net assets	(83,714,019)	31,332,731

Net Assets
Beginning of period	347,345,066	316,012,335
End of period (including undistributed net investment income of $75,709 and undistributed net investment income of $34,132, respectively)	$ 263,631,047	$ 347,345,066
Other Information Shares
Sold	924,755	6,118,023
Issued in reinvestment of distributions	482,625	59,126
Redeemed	(4,535,265)	(8,054,099)
Net increase (decrease)	(3,127,885)	(1,876,950)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 31.24	$ 24.31	$ 24.50	$ 29.60	$ 20.79
Income from Investment Operations
Net investment income (loss) B	.28	.18	.14 E, J	.03	(.10)
Net realized and unrealized gain (loss)	3.52	6.95	(.14)J	(5.10)	8.91
Total from investment operations	3.80	7.13	-	(5.07)	8.81
Distributions from net investment income	(.30)	(.20)	(.17)	(.03)	-
Distributions from net realized gain	(1.75)	-	-	-	-
Tax return of capital	-	-	(.02)	-	-
Total distributions	(2.05)	(.20)	(.19)	(.03)	-
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 32.99	$ 31.24	$ 24.31	$ 24.50	$ 29.60
Total ReturnA	12.49%	29.41%	.07%	(17.13)%	42.38%
Ratios to Average Net AssetsC, F
Expenses before reductions	.89%	.92%	.93%	.90%	.91%
Expenses net of fee waivers, if any	.89%	.92%	.93%	.90%	.91%
Expenses net of all reductions	.89%	.90%	.89%	.89%	.90%
Net investment income (loss)	.89%	.69%	.61%E	.12%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 263,631	$ 347,345	$ 316,012	$ 332,598	$ 586,795
Portfolio turnover rate D	42%G	65%	54%	91%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

H For the year ended February 29.

I Amount represents less than $.01 per share.

J Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been (.19)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio	13.36%	16.40%	10.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Computers Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Computers Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Christopher Lin, Portfolio Manager of Computers Portfolio: For the year, the fund gained 13.36%, easily outpacing the 8.73% rise of the S&P® Custom Computers & Peripherals Index but trailing the S&P 500® Index. Versus the broader market, computer stocks were hampered by underperformance in the fund's primary category of technology hardware, storage & peripherals. Even weaker results in the IT consulting & other services segment also weighed on our industry benchmark. Compared with the MSCI index, having virtually no exposure to three-dimensional printing firm 3D Systems made this index stock by far the fund's largest contributor, as it returned -60% during the period. Overweighting Apple, by far the fund's largest holding and the biggest component of the industry index, also bolstered the fund's results. I sold a sizable chunk of the fund's position in Apple during the summer but maintained a sizable overweighting here. Not owning weak-performing index component Immersion also aided relative performance. This company controls certain patents in haptic, or touch-based, technologies. A non-index position in social network provider Facebook, another contributor, was an example of my attempt to look outside the computer industry for promising stocks. Conversely, the fund's two largest relative detractors were non-index names. Audience provides audio and voice products aimed at improving the user experience in mobile devices. The company has significant exposure to Samsung Electronics and was hurt by consumers' poor reception of Samsung's latest smartphone. Internet search provider Google was another non-index stock that recorded disappointing performance. In the case of supercomputer maker Cray, I misjudged the stock earlier in the period, after competitor IBM announced plans to exit the business, much of which I thought might fall to Cray. Unfortunately, Cray's growth continued to be sluggish, and I reduced the position to an underweighting over the summer after bumping it to an overweighting earlier.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Computers Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	15.8	15.4
EMC Corp.	7.1	8.4
Hewlett-Packard Co.	6.6	8.7
Western Digital Corp.	6.4	4.8
IBM Corp.	5.6	7.7
SanDisk Corp.	4.6	3.5
Seagate Technology LLC	4.5	6.8
Electronics for Imaging, Inc.	4.1	4.5
QLogic Corp.	3.7	2.5
Lexmark International, Inc. Class A	3.5	2.2
	61.9
Top Industries (% of fund's net assets)
As of February 28, 2015
Technology Hardware, Storage & Peripherals	72.3%
IT Services	11.2%
Internet Software & Services	8.7%
Communications Equipment	2.8%
Semiconductors & Semiconductor Equipment	2.7%
All Others*	2.3%

As of August 31, 2014
Technology Hardware, Storage & Peripherals	73.2%
IT Services	11.9%
Internet Software & Services	5.7%
Communications Equipment	2.7%
Semiconductors & Semiconductor Equipment	1.2%
All Others*	5.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Computers Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 2.8%
Communications Equipment - 2.8%
QUALCOMM, Inc.	320,700	$ 23,253,957
ELECTRONIC EQUIPMENT & COMPONENTS - 0.6%
Technology Distributors - 0.6%
Ingram Micro, Inc. Class A (a)	188,400	4,655,364
INTERNET SOFTWARE & SERVICES - 8.7%
Internet Software & Services - 8.7%
Alibaba Group Holding Ltd. sponsored ADR (d)	112,700	9,593,024
Facebook, Inc. Class A (a)	301,200	23,785,764
Google, Inc.:
Class A (a)	42,900	24,136,827
Class C (a)	20,900	11,670,560
Twitter, Inc. (a)	25,300	1,216,424
		70,402,599
IT SERVICES - 11.2%
Data Processing & Outsourced Services - 1.4%
MasterCard, Inc. Class A	43,500	3,920,655
Visa, Inc. Class A	28,600	7,759,466
		11,680,121
IT Consulting & Other Services - 9.8%
Datalink Corp. (a)(e)	1,337,687	15,196,124
IBM Corp.	278,348	45,075,675
Teradata Corp. (a)(d)	424,957	18,919,086
		79,190,885
TOTAL IT SERVICES		90,871,006
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
Semiconductors - 2.7%
Broadcom Corp. Class A	91,100	4,120,453
Cirrus Logic, Inc. (a)	444,900	13,395,939
Maxim Integrated Products, Inc.	120,100	4,130,840
		21,647,232
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 72.3%
Technology Hardware, Storage & Peripherals - 72.3%
3D Systems Corp. (a)(d)	7,700	234,619
Apple, Inc.	994,748	127,785,330
Cray, Inc. (a)	383,500	11,455,145
Diebold, Inc.	451,500	16,118,550
Dot Hill Systems Corp. (a)	2,348,700	9,535,722
Electronics for Imaging, Inc. (a)	813,215	33,016,529

	Shares	Value
EMC Corp.	1,996,678	$ 57,783,861
Hewlett-Packard Co.	1,540,805	53,681,646
Imation Corp. (a)	1,121,300	4,586,117
Intevac, Inc. (a)	1,142,311	7,836,253
Lexmark International, Inc. Class A	671,700	28,654,722
NCR Corp. (a)	293,900	8,643,599
NetApp, Inc.	314,660	12,161,609
QLogic Corp. (a)	1,986,100	29,811,361
Quantum Corp. (a)(d)	5,180,800	8,444,704
Samsung Electronics Co. Ltd.	16,527	20,367,755
SanDisk Corp.	468,700	37,463,191
Seagate Technology LLC	588,700	35,981,344
Silicon Graphics International Corp. (a)(d)	359,100	3,314,493
Super Micro Computer, Inc. (a)	655,350	26,331,963
Western Digital Corp.	481,834	51,546,601
		584,755,114
TOTAL COMMON STOCKS (Cost $579,798,889)		795,585,272
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 0.13% (b)	8,547,655	8,547,655
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	25,335,350	25,335,350
TOTAL MONEY MARKET FUNDS (Cost $33,883,005)		33,883,005
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $613,681,894)		829,468,277
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(20,616,685)
NET ASSETS - 100%		$ 808,851,592
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,555
Fidelity Securities Lending Cash Central Fund	151,715
Total	$ 171,270
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Datalink Corp.	$ 9,832,530	$ 8,630,503	$ 16,751	$ -	$ 15,196,124
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $24,888,236) - See accompanying schedule: Unaffiliated issuers (cost $565,133,640)	$ 780,389,148
Fidelity Central Funds (cost $33,883,005)	33,883,005
Other affiliated issuers (cost $14,665,249).	15,196,124
Total Investments (cost $613,681,894)		$ 829,468,277
Receivable for investments sold		5,890,657
Receivable for fund shares sold		672,748
Dividends receivable		1,122,911
Distributions receivable from Fidelity Central Funds		3,760
Prepaid expenses		2,556
Other receivables		159,035
Total assets		837,319,944

Liabilities
Payable for investments purchased	$ 1,227,537
Payable for fund shares redeemed	1,344,741
Accrued management fee	367,210
Other affiliated payables	147,052
Other payables and accrued expenses	46,462
Collateral on securities loaned, at value	25,335,350
Total liabilities		28,468,352

Net Assets		$ 808,851,592
Net Assets consist of:
Paid in capital		$ 595,723,434
Undistributed net investment income		774,709
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,351,282)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		215,704,731
Net Assets, for 9,712,979 shares outstanding		$ 808,851,592
Net Asset Value, offering price and redemption price per share ($808,851,592 ÷ 9,712,979 shares)		$ 83.28

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 9,370,912
Interest		3
Income from Fidelity Central Funds (including $151,715 from security lending)		171,270
Total income		9,542,185

Expenses
Management fee	$ 3,833,860
Transfer agent fees	1,366,859
Accounting and security lending fees	251,094
Custodian fees and expenses	12,146
Independent trustees' compensation	13,428
Registration fees	25,155
Audit	40,611
Legal	6,091
Interest	246
Miscellaneous	16,284
Total expenses before reductions	5,565,774
Expense reductions	(1,137)	5,564,637
Net investment income (loss)		3,977,548
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,822,507
Other affiliated issuers	(5,164)
Foreign currency transactions	7,880
Total net realized gain (loss)		19,825,223
Change in net unrealized appreciation (depreciation) on: Investment securities	60,854,178
Assets and liabilities in foreign currencies	252
Total change in net unrealized appreciation (depreciation)		60,854,430
Net gain (loss)		80,679,653
Net increase (decrease) in net assets resulting from operations		$ 84,657,201

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,977,548	$ 5,858,836
Net realized gain (loss)	19,825,223	31,279,988
Change in net unrealized appreciation (depreciation)	60,854,430	122,751,318
Net increase (decrease) in net assets resulting from operations	84,657,201	159,890,142
Distributions to shareholders from net investment income	(4,364,252)	(5,025,394)
Distributions to shareholders from net realized gain	(16,558,901)	(50,138,396)
Total distributions	(20,923,153)	(55,163,790)
Share transactions Proceeds from sales of shares	195,542,539	187,959,145
Reinvestment of distributions	20,358,707	53,769,152
Cost of shares redeemed	(150,113,082)	(354,252,067)
Net increase (decrease) in net assets resulting from share transactions	65,788,164	(112,523,770)
Redemption fees	6,717	15,549
Total increase (decrease) in net assets	129,528,929	(7,781,869)

Net Assets
Beginning of period	679,322,663	687,104,532
End of period (including undistributed net investment income of $774,709 and undistributed net investment income of $1,186,326, respectively)	$ 808,851,592	$ 679,322,663
Other Information Shares
Sold	2,396,480	2,718,246
Issued in reinvestment of distributions	245,952	860,063
Redeemed	(1,931,757)	(5,227,081)
Net increase (decrease)	710,675	(1,648,772)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 75.46	$ 64.51	$ 64.89	$ 59.80	$ 43.59
Income from Investment Operations
Net investment income (loss) B	.45	.59	.18	(.18)	(.25)
Net realized and unrealized gain (loss)	9.61	15.76	(.43)	5.27	16.46
Total from investment operations	10.06	16.35	(.25)	5.09	16.21
Distributions from net investment income	(.47)	(.53)	(.13)	-	-
Distributions from net realized gain	(1.77)	(4.87)	-	-	-
Total distributions	(2.24)	(5.40)	(.13)	-	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 83.28	$ 75.46	$ 64.51	$ 64.89	$ 59.80
Total ReturnA	13.36%	27.13%	(.38)%	8.51%	37.19%
Ratios to Average Net AssetsC, E
Expenses before reductions	.80%	.82%	.85%	.86%	.89%
Expenses net of fee waivers, if any	.80%	.82%	.85%	.86%	.89%
Expenses net of all reductions	.80%	.82%	.82%	.85%	.88%
Net investment income (loss)	.57%	.86%	.29%	(.32)%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 808,852	$ 679,323	$ 687,105	$ 758,713	$ 609,487
Portfolio turnover rateD	46%	35%	184%	193%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Electronics Portfolio	34.91%	18.69%	9.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Electronics Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Electronics Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Stephen Barwikowski, Portfolio Manager of Electronics Portfolio: For the year, the fund returned 34.91%, topping the 32.28% gain of its industry benchmark, the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25-50 Index, and also outpacing the S&P 500®. Continued improvement in the macroeconomic environment, generally favorable earnings news and industry catalysts helped semiconductor stocks post a market-beating gain during the period. Compared with the MSCI index, a sizable overweighting in Freescale Semiconductor was the fund's largest relative contributor. Freescale supplies microprocessors, sensors, analog integrated circuits and other components used in the rapidly growing auto electronics market. Avoiding weak-performing index name Cree, a maker of LED components, for most of the period also was helpful. A meaningful overweighting in Broadcom further bolstered our relative results. Computer chipmaker Intel was by far the largest component of the MSCI index and the fund's fourth-largest relative contributor. I meaningfully underweighted this stock because I questioned the company's long-term growth potential, given its dependence on the stagnant PC market. Ironically, at the period's halfway mark, Intel was our largest relative detractor because the stock had outperformed to that point. Subsequently, though, underweighting Intel helped, especially late in the period, when it was relatively weak. Despite the underweighting, Intel was the fund's largest position at period end. Conversely, negligible exposure to strong-performing Avago Technologies, which I repurchased in September after selling it in July, made this index component the fund's biggest relative detractor. The fund did not own Avago at period end. Largely avoiding index name Skyworks Solutions, another outperforming provider of radio frequency semiconductors, further hampered our results. Meanwhile, the share price of wireless infrastructure maker QUALCOMM moved lower in the last six months of the period, making it a relative detractor. I took advantage of this decline to substantially boost our already overweighted position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Electronics Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	9.3	14.9
Broadcom Corp. Class A	7.7	7.9
QUALCOMM, Inc.	6.4	4.2
Samsung Electronics Co. Ltd.	4.4	4.4
Micron Technology, Inc.	4.2	3.9
Texas Instruments, Inc.	4.0	7.3
Maxim Integrated Products, Inc.	4.0	2.4
Marvell Technology Group Ltd.	3.8	2.2
Altera Corp.	3.6	5.1
Google, Inc. Class A	3.1	1.4
	50.5
Top Industries (% of fund's net assets)
As of February 28, 2015
Semiconductors & Semiconductor Equipment	71.3%
Communications Equipment	7.5%
Electronic Equipment & Components	6.8%
Technology Hardware, Storage & Peripherals	4.9%
Internet Software & Services	3.5%
All Others*	6.0%

As of August 31, 2014
Semiconductors & Semiconductor Equipment	81.6%
Communications Equipment	5.7%
Electronic Equipment & Components	3.8%
Internet Software & Services	1.9%
Software	1.1%
All Others*	5.9%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Electronics Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
BIOTECHNOLOGY - 0.0%
Biotechnology - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)	285,468	$ 3
COMMUNICATIONS EQUIPMENT - 7.5%
Communications Equipment - 7.5%
Aruba Networks, Inc. (a)	102,700	2,547,987
Ciena Corp. (a)	314,500	6,579,340
F5 Networks, Inc. (a)	60,600	7,157,769
Finisar Corp. (a)	367,100	7,712,771
QUALCOMM, Inc.	2,117,032	153,505,990
Ruckus Wireless, Inc. (a)	106,000	1,341,960
		178,845,817
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
Alternative Carriers - 0.3%
Intelsat SA (a)	586,400	7,253,768
ELECTRONIC EQUIPMENT & COMPONENTS - 6.4%
Electronic Components - 0.1%
Corning, Inc.	22,000	536,800
Knowles Corp. (a)	124,500	2,384,175
		2,920,975
Electronic Manufacturing Services - 5.0%
Jabil Circuit, Inc.	1,852,332	40,695,734
KEMET Corp. (a)	174,210	796,140
Neonode, Inc. (a)(d)	306,693	941,548
Plexus Corp. (a)	485,000	19,521,250
TTM Technologies, Inc. (a)(d)(e)	6,123,556	53,948,528
Viasystems Group, Inc. (a)	154,678	2,708,412
		118,611,612
Technology Distributors - 1.3%
Avnet, Inc.	429,400	19,670,814
Ingram Micro, Inc. Class A (a)	487,200	12,038,712
		31,709,526
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		153,242,113
INTERNET SOFTWARE & SERVICES - 3.5%
Internet Software & Services - 3.5%
Cornerstone OnDemand, Inc. (a)	126,900	4,056,359
Demand Media, Inc. (a)	27	133
Google, Inc.:
Class A (a)	132,550	74,576,607
Class C (a)	190	106,096
Rightside Group Ltd. (a)	27	191
Web.com Group, Inc. (a)	195,100	3,482,535
Yelp, Inc. (a)	25,000	1,200,000
		83,421,921

	Shares	Value
IT SERVICES - 0.5%
Data Processing & Outsourced Services - 0.5%
EVERTEC, Inc.	583,200	$ 12,159,720
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 71.0%
Semiconductor Equipment - 4.6%
Amkor Technology, Inc. (a)	1,549,800	15,079,554
Entegris, Inc. (a)	1,090,700	14,626,287
KLA-Tencor Corp.	140,400	9,119,682
Lam Research Corp.	721,573	59,500,910
Ultratech, Inc. (a)	527,400	9,514,296
Xcerra Corp. (a)	250,000	2,270,000
		110,110,729
Semiconductors - 66.4%
Advanced Micro Devices, Inc. (d)	3,563,500	11,082,485
Altera Corp.	2,323,968	86,010,056
Analog Devices, Inc.	566,289	33,150,558
Applied Micro Circuits Corp. (a)	341,670	1,858,685
Atmel Corp.	8,457,300	70,533,882
Broadcom Corp. Class A	4,080,959	184,581,776
Cirrus Logic, Inc. (a)	844,590	25,430,605
Cree, Inc. (a)(d)	600,650	23,581,519
Cypress Semiconductor Corp. (d)	1,937,302	28,575,205
Exar Corp. (a)	397,400	4,260,128
EZchip Semiconductor Ltd. (a)(d)	163,000	3,514,280
Fairchild Semiconductor International, Inc. (a)	631,015	11,004,902
Freescale Semiconductor, Inc. (a)(d)	1,019,238	36,804,684
Himax Technologies, Inc. sponsored ADR	819,500	5,900,400
Hua Hong Semiconductor Ltd. (a)	1,887,000	2,116,726
Inphi Corp. (a)	485,842	9,056,095
Integrated Silicon Solution, Inc.	259,000	4,257,960
Intel Corp.	6,667,878	221,706,939
Intersil Corp. Class A	3,722,231	58,029,581
MagnaChip Semiconductor Corp. (a)(e)	1,909,582	10,903,713
Marvell Technology Group Ltd.	5,670,346	91,405,978
Maxim Integrated Products, Inc.	2,778,575	95,569,087
MaxLinear, Inc. Class A (a)	2,312,224	19,191,459
Micrel, Inc.	652,259	9,738,227
Microchip Technology, Inc. (d)	1,061,400	54,417,978
Micron Technology, Inc. (a)	3,289,140	100,877,924
Motech Industries, Inc.	1	1
NVIDIA Corp.	1,654,220	36,492,093
NXP Semiconductors NV (a)	301,123	25,563,837
O2Micro International Ltd. sponsored ADR (a)	959,578	2,418,137
Omnivision Technologies, Inc. (a)	364,000	9,758,840
ON Semiconductor Corp. (a)	3,267,778	41,664,170
PMC-Sierra, Inc. (a)	3,484,074	33,098,703
Sanken Electric Co. Ltd.	284,000	2,041,714
Semiconductor Manufacturing International Corp. (a)	40,821,000	3,591,914
Semtech Corp. (a)	1,719,379	49,741,634
Silicon Laboratories, Inc. (a)	170,400	8,629,056
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Skyworks Solutions, Inc.	1,000	$ 87,750
STMicroelectronics NV (NY Shares) unit	374,000	3,324,860
Texas Instruments, Inc.	1,649,960	97,017,648
Xilinx, Inc.	1,753,154	74,281,135
		1,591,272,324
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,701,383,053
SOFTWARE - 0.7%
Application Software - 0.4%
Comverse, Inc. (a)	187,000	3,354,780
Nuance Communications, Inc. (a)	489,500	6,999,850
		10,354,630
Systems Software - 0.3%
CommVault Systems, Inc. (a)	115,400	5,570,358
TOTAL SOFTWARE		15,924,988
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.9%
Technology Hardware, Storage & Peripherals - 4.9%
BlackBerry Ltd. (a)	1,400	15,134
Hewlett-Packard Co.	375,600	13,085,904
Samsung Electronics Co. Ltd.	85,609	105,503,912
		118,604,950
TOTAL COMMON STOCKS (Cost $2,030,380,710)		2,270,836,333
Corporate Bonds - 0.7%
	Principal Amount
Convertible Bonds - 0.4%
ELECTRONIC EQUIPMENT & COMPONENTS - 0.4%
Electronic Components - 0.4%
InvenSense, Inc. 1.75% 11/1/18	$ 8,080,000	8,170,900

	Principal Amount	Value
Nonconvertible Bonds - 0.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
Semiconductors - 0.3%
Advanced Micro Devices, Inc.:
7% 7/1/24	$ 4,785,000	$ 4,354,350
7.75% 8/1/20	3,835,000	3,806,238
		8,160,588
TOTAL CORPORATE BONDS (Cost $14,929,164)		16,331,488
Money Market Funds - 10.2%
	Shares
Fidelity Cash Central Fund, 0.13% (b)	125,409,715	125,409,715
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	118,058,511	118,058,511
TOTAL MONEY MARKET FUNDS (Cost $243,468,226)		243,468,226
TOTAL INVESTMENT PORTFOLIO - 105.7% (Cost $2,288,778,100)		2,530,636,047
NET OTHER ASSETS (LIABILITIES) - (5.7)%		(135,597,179)
NET ASSETS - 100%		$ 2,395,038,868
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 87,256
Fidelity Securities Lending Cash Central Fund	377,418
Total	$ 464,674
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
MagnaChip Semiconductor Corp.	$ 9,162,340	$ 18,020,416	$ -	$ -	$ 10,903,713
TTM Technologies, Inc.	22,626,290	27,294,472	1,827,840*	-	53,948,528
Total	$ 31,788,630	$ 45,314,888	$ 1,827,840	$ -	$ 64,852,241
* Includes the value of securities delivered through in-kind transactions
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,270,836,333	$ 2,267,244,416	$ 3,591,917	$ -
Corporate Bonds	16,331,488	-	16,331,488	-
Money Market Funds	243,468,226	243,468,226	-	-
Total Investments in Securities:	$ 2,530,636,047	$ 2,510,712,642	$ 19,923,405	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.6%
Bermuda	5.3%
Korea (South)	4.4%
Netherlands	1.2%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $115,001,258) - See accompanying schedule: Unaffiliated issuers (cost $1,967,100,968)	$ 2,222,315,580
Fidelity Central Funds (cost $243,468,226)	243,468,226
Other affiliated issuers (cost $78,208,906)	64,852,241
Total Investments (cost $2,288,778,100)		$ 2,530,636,047
Cash		58,551
Receivable for investments sold		15,816,636
Receivable for fund shares sold		14,418,553
Dividends receivable		5,528,277
Interest receivable		127,726
Distributions receivable from Fidelity Central Funds		48,637
Prepaid expenses		6,783
Other receivables		90,751
Total assets		2,566,731,961

Liabilities
Payable for investments purchased	$ 47,957,414
Payable for fund shares redeemed	4,116,494
Accrued management fee	1,062,272
Other affiliated payables	363,632
Other payables and accrued expenses	134,770
Collateral on securities loaned, at value	118,058,511
Total liabilities		171,693,093

Net Assets		$ 2,395,038,868
Net Assets consist of:
Paid in capital		$ 2,042,242,595
Undistributed net investment income		1,323,381
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		109,622,792
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		241,850,100
Net Assets, for 26,773,044 shares outstanding		$ 2,395,038,868
Net Asset Value, offering price and redemption price per share ($2,395,038,868 ÷ 26,773,044 shares)		$ 89.46

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 24,214,596
Interest		204,440
Income from Fidelity Central Funds (including $377,418 from security lending)		464,674
Total income		24,883,710

Expenses
Management fee	$ 9,950,522
Transfer agent fees	3,159,446
Accounting and security lending fees	568,231
Custodian fees and expenses	135,616
Independent trustees' compensation	33,051
Appreciation in deferred trustee compensation account.	128
Registration fees	130,749
Audit	43,451
Legal	16,408
Miscellaneous	18,605
Total expenses before reductions	14,056,207
Expense reductions	(88,760)	13,967,447
Net investment income (loss)		10,916,263
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	286,338,359
Redemption in-kind with affiliated entities (including gain from other affiliated issuers of $174,450)	13,991,337
Foreign currency transactions	(36,655)
Total net realized gain (loss)		300,293,041
Change in net unrealized appreciation (depreciation) on: Investment securities	227,970,175
Assets and liabilities in foreign currencies	(4,796)
Total change in net unrealized appreciation (depreciation)		227,965,379
Net gain (loss)		528,258,420
Net increase (decrease) in net assets resulting from operations		$ 539,174,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,916,263	$ 6,102,086
Net realized gain (loss)	300,293,041	153,035,633
Change in net unrealized appreciation (depreciation)	227,965,379	158,585,663
Net increase (decrease) in net assets resulting from operations	539,174,683	317,723,382
Distributions to shareholders from net investment income	(10,701,038)	(4,987,449)
Distributions to shareholders from net realized gain	(50,011,366)	(991,882)
Total distributions	(60,712,404)	(5,979,331)
Share transactions Proceeds from sales of shares	1,265,212,788	350,642,903
Reinvestment of distributions	57,811,166	5,638,941
Cost of shares redeemed	(660,454,560)	(367,995,543)
Net increase (decrease) in net assets resulting from share transactions	662,569,394	(11,713,699)
Redemption fees	154,050	38,716
Total increase (decrease) in net assets	1,141,185,723	300,069,068

Net Assets
Beginning of period	1,253,853,145	953,784,077
End of period (including undistributed net investment income of $1,323,381 and undistributed net investment income of $1,092,221, respectively)	$ 2,395,038,868	$ 1,253,853,145
Other Information Shares
Sold	16,339,638	5,733,283
Issued in reinvestment of distributions	686,150	93,318
Redeemed	(8,604,455)	(6,619,835)
Net increase (decrease)	8,421,333	(793,234)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 68.32	$ 49.82	$ 53.29	$ 53.36	$ 39.66
Income from Investment Operations
Net investment income (loss) B	.47	.36	.17	.01	.06
Net realized and unrealized gain (loss)	23.21	18.53	(3.49)	(.02)	13.75
Total from investment operations	23.68	18.89	(3.32)	(.01)	13.81
Distributions from net investment income	(.45)	(.32)	(.15)	(.06)	(.11)
Distributions from net realized gain	(2.10)	(.06)	-	-	-
Total distributions	(2.55)	(.39) I	(.15)	(.06)	(.11)
Redemption fees added to paid in capital B	.01	- H	- H	- H	- H
Net asset value, end of period	$ 89.46	$ 68.32	$ 49.82	$ 53.29	$ 53.36
Total ReturnA	34.91%	38.01%	(6.20)%	(.01)%	34.87%
Ratios to Average Net AssetsC, E
Expenses before reductions	.78%	.82%	.84%	.84%	.86%
Expenses net of fee waivers, if any	.78%	.82%	.84%	.84%	.86%
Expenses net of all reductions	.77%	.79%	.82%	.83%	.86%
Net investment income (loss)	.61%	.63%	.36%	.03%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,395,039	$ 1,253,853	$ 953,784	$ 1,291,741	$ 1,387,264
Portfolio turnover rateD	132% F	186%	118%	137%	101%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.39 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio A	11.16%	21.14%	14.21%

A Prior to October 1, 2006, IT Services Portfolio was named Business Service and Outsourcing Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Kyle Weaver, Portfolio Manager of IT Services Portfolio: For the year, the fund returned 11.16%, a bit better than the 11.13% gain of the MSCI U.S. IMI Information Technology Services 25-50 Index but lagging the S&P 500®. Looking at the two main subindustries in the MSCI index, data processing & outsourced services returned roughly 19%, whereas IT consulting & other services posted a small decline. One decision that played out especially well was a large underweighting in weak-performing technology services provider IBM, which had an average weighting of 21% in the MSCI index and was by far the fund's largest individual contributor versus its benchmark. Other contributors included two non-index positions: Endurance International Group Holdings, a Web-hosting company, and Luxoft Holding, a provider of custom software development. Conversely, the biggest detractor by far was a non-index position in Web.com Group, a provider of Web hosting and website development services for smaller businesses. These shares were hampered when questions about greater competition arose in June about the firm's core website domain registration service. With that said, I increased the fund's allocation here. Other detractors included a non-index stake in CommVault Systems, a maker of data backup software for businesses, and a sizable underweighting in strong-performing payroll processor and index component Automatic Data Processing. I significantly reduced our stake in CommVault.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

IT Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Visa, Inc. Class A	15.3	13.7
MasterCard, Inc. Class A	11.0	9.3
Cognizant Technology Solutions Corp. Class A	6.9	7.6
Fidelity National Information Services, Inc.	4.7	4.9
Alliance Data Systems Corp.	3.9	2.3
Accenture PLC Class A	3.9	5.1
Endurance International Group Holdings, Inc.	3.7	4.2
IBM Corp.	3.6	2.5
ExlService Holdings, Inc.	3.0	3.0
Vantiv, Inc.	2.3	1.1
	58.3
Top Industries (% of fund's net assets)
As of February 28, 2015
IT Services	83.0%
Internet Software & Services	8.5%
Technology Hardware, Storage & Peripherals	2.2%
Professional Services	1.5%
Software	1.4%
All Others*	3.4%

As of August 31, 2014
IT Services	85.3%
Internet Software & Services	9.1%
Software	2.4%
Professional Services	2.0%
Diversified Consumer Services	0.7%
All Others*	0.5%

* Includes short-term investments and net other assets (liabilities).

Annual Report

IT Services Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 0.7%
Specialized Consumer Services - 0.7%
H&R Block, Inc.	189,700	$ 6,478,255
INTERNET & CATALOG RETAIL - 0.0%
Internet Retail - 0.0%
Travelport Worldwide Ltd.	4,000	63,760
INTERNET SOFTWARE & SERVICES - 8.5%
Internet Software & Services - 8.5%
Cvent, Inc. (a)(d)	128,800	3,728,760
Endurance International Group Holdings, Inc. (a)	1,881,032	35,024,816
Marketo, Inc. (a)(d)	106,300	2,971,085
Q2 Holdings, Inc. (a)	226,600	4,488,946
Web.com Group, Inc. (a)	1,125,608	20,092,103
Wix.com Ltd. (a)(d)	188,817	3,461,016
Xoom Corp. (a)(d)	602,001	10,264,117
		80,030,843
IT SERVICES - 83.0%
Data Processing & Outsourced Services - 58.6%
Alliance Data Systems Corp. (a)	131,248	36,553,880
Automatic Data Processing, Inc.	1,000	88,840
Broadridge Financial Solutions, Inc.	7,800	415,194
Cardtronics, Inc. (a)	253,300	9,268,247
Cass Information Systems, Inc.	1,852	92,970
Computer Sciences Corp.	52,900	3,751,668
Convergys Corp.	44,300	990,105
CoreLogic, Inc. (a)	190,100	6,337,934
CSG Systems International, Inc.	100,070	2,993,094
DST Systems, Inc.	41,600	4,421,664
Euronet Worldwide, Inc. (a)	157,000	8,870,500
EVERTEC, Inc.	73,400	1,530,390
ExlService Holdings, Inc. (a)	807,570	28,184,193
Fidelity National Information Services, Inc.	650,300	43,953,777
Fiserv, Inc. (a)	229,800	17,940,486
FleetCor Technologies, Inc. (a)	99,100	15,204,913
Global Cash Access Holdings, Inc. (a)	417,300	2,967,003
Global Payments, Inc.	116,700	10,720,062
Heartland Payment Systems, Inc.	192,700	9,448,081
Higher One Holdings, Inc. (a)	1,286,400	4,245,120
Jack Henry & Associates, Inc.	1,600	104,800
MasterCard, Inc. Class A	1,144,000	103,108,720
Maximus, Inc.	83,100	4,922,013
MoneyGram International, Inc. (a)	199,800	1,697,301
Neustar, Inc. Class A (a)(d)	213,076	5,650,776
Paychex, Inc.	1,800	89,703
Sabre Corp.	41,700	907,392
Sykes Enterprises, Inc. (a)	37,200	864,900
Syntel, Inc. (a)	102,100	5,043,740
Teletech Holdings, Inc.	2,000	48,600
The Western Union Co.	5,100	99,552

	Shares	Value
Total System Services, Inc.	203,700	$ 7,781,340
Vantiv, Inc. (a)	585,400	21,653,946
VeriFone Systems, Inc. (a)	489,000	17,207,910
Visa, Inc. Class A	532,712	144,530,092
WEX, Inc. (a)	162,300	17,364,477
WNS Holdings Ltd. sponsored ADR (a)	354,729	8,680,219
Xerox Corp.	335,600	4,580,940
		552,314,542
IT Consulting & Other Services - 24.4%
Accenture PLC Class A	404,800	36,444,144
Acxiom Corp. (a)	298,400	5,968,000
Booz Allen Hamilton Holding Corp. Class A	433,100	12,889,056
CACI International, Inc. Class A (a)	1,000	87,290
Cap Gemini SA	1,200	97,048
Ciber, Inc. (a)	700,200	2,744,784
Cognizant Technology Solutions Corp. Class A (a)	1,034,132	64,617,738
EPAM Systems, Inc. (a)	315,800	19,478,544
Forrester Research, Inc.	10,300	387,486
Gartner, Inc. Class A (a)	153,576	12,763,701
IBM Corp.	212,650	34,436,541
iGATE Corp. (a)	308,192	13,190,618
Leidos Holdings, Inc.	2,125	95,668
Luxoft Holding, Inc. (a)	280,850	14,239,095
Science Applications International Corp.	17,000	929,560
Teradata Corp. (a)	3,500	155,820
Unisys Corp. (a)	109,590	2,481,118
Virtusa Corp. (a)	231,298	9,103,889
		230,110,100
TOTAL IT SERVICES		782,424,642
PROFESSIONAL SERVICES - 1.5%
Research & Consulting Services - 1.5%
ICF International, Inc. (a)	339,911	14,242,271
SOFTWARE - 1.4%
Application Software - 0.9%
CDK Global, Inc.	66	3,091
Globant SA (a)	488,487	8,152,848
		8,155,939
Systems Software - 0.5%
CommVault Systems, Inc. (a)	34	1,641
Fleetmatics Group PLC (a)	32	1,319
Rally Software Development Corp. (a)	398,447	4,741,519
		4,744,479
TOTAL SOFTWARE		12,900,418
Common Stocks - continued
	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.2%
Technology Hardware, Storage & Peripherals - 2.2%
Electronics for Imaging, Inc. (a)	368,300	$ 14,952,980
Nimble Storage, Inc. (a)(d)	228,900	5,782,014
		20,734,994
TOTAL COMMON STOCKS (Cost $608,076,104)		916,875,183
Money Market Funds - 4.5%

Fidelity Cash Central Fund, 0.13% (b)	20,027,229	20,027,229
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	22,330,421	22,330,421
TOTAL MONEY MARKET FUNDS (Cost $42,357,650)		42,357,650
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $650,433,754)		959,232,833
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(17,235,144)
NET ASSETS - 100%		$ 941,997,689
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,177
Fidelity Securities Lending Cash Central Fund	855,502
Total	$ 858,679
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $21,436,877) - See accompanying schedule: Unaffiliated issuers (cost $608,076,104)	$ 916,875,183
Fidelity Central Funds (cost $42,357,650)	42,357,650
Total Investments (cost $650,433,754)		$ 959,232,833
Receivable for investments sold		8,231,950
Receivable for fund shares sold		9,206,147
Dividends receivable		481,537
Distributions receivable from Fidelity Central Funds		11,902
Prepaid expenses		4,204
Other receivables		24,086
Total assets		977,192,659

Liabilities
Payable for investments purchased	$ 10,735,725
Payable for fund shares redeemed	1,489,811
Accrued management fee	416,224
Other affiliated payables	180,690
Other payables and accrued expenses	42,099
Collateral on securities loaned, at value	22,330,421
Total liabilities		35,194,970

Net Assets		$ 941,997,689
Net Assets consist of:
Paid in capital		$ 613,678,032
Accumulated net investment loss		(850,482)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		20,377,289
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		308,792,850
Net Assets, for 24,226,452 shares outstanding		$ 941,997,689
Net Asset Value, offering price and redemption price per share ($941,997,689 ÷ 24,226,452 shares)		$ 38.88

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 6,896,550
Income from Fidelity Central Funds (including $855,502 from security lending)		858,679
Total income		7,755,229

Expenses
Management fee	$ 5,820,585
Transfer agent fees	2,180,799
Accounting and security lending fees	358,420
Custodian fees and expenses	51,741
Independent trustees' compensation	22,445
Registration fees	57,041
Audit	44,179
Legal	9,438
Interest	7,103
Miscellaneous	13,206
Total expenses before reductions	8,564,957
Expense reductions	(18,352)	8,546,605
Net investment income (loss)		(791,376)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	112,946,782
Foreign currency transactions	(32,858)
Total net realized gain (loss)		112,913,924
Change in net unrealized appreciation (depreciation) on: Investment securities	(55,301,156)
Assets and liabilities in foreign currencies	(524)
Total change in net unrealized appreciation (depreciation)		(55,301,680)
Net gain (loss)		57,612,244
Net increase (decrease) in net assets resulting from operations		$ 56,820,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (791,376)	$ (904,212)
Net realized gain (loss)	112,913,924	43,226,902
Change in net unrealized appreciation (depreciation)	(55,301,680)	278,406,734
Net increase (decrease) in net assets resulting from operations	56,820,868	320,729,424
Distributions to shareholders from net investment income	(115,078)	-
Distributions to shareholders from net realized gain	(71,266,576)	(37,192,316)
Total distributions	(71,381,654)	(37,192,316)
Share transactions Proceeds from sales of shares	288,892,698	1,358,923,826
Reinvestment of distributions	68,706,176	35,875,905
Cost of shares redeemed	(1,054,650,724)	(495,851,392)
Net increase (decrease) in net assets resulting from share transactions	(697,051,850)	898,948,339
Redemption fees	38,282	124,274
Total increase (decrease) in net assets	(711,574,354)	1,182,609,721

Net Assets
Beginning of period	1,653,572,043	470,962,322
End of period (including accumulated net investment loss of $850,482 and undistributed net investment income of $0, respectively)	$ 941,997,689	$ 1,653,572,043
Other Information Shares
Sold	7,872,885	39,950,860
Issued in reinvestment of distributions	1,874,758	999,013
Redeemed	(29,192,121)	(14,385,908)
Net increase (decrease)	(19,444,478)	26,563,965

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 37.86	$ 27.53	$ 23.77	$ 22.31	$ 17.08
Income from Investment Operations
Net investment income (loss) B	(.03)	(.03)	(.02) E	(.05)	(.03)
Net realized and unrealized gain (loss)	4.06	11.42	4.08	1.86	5.26
Total from investment operations	4.03	11.39	4.06	1.81	5.23
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(3.01)	(1.06)	(.30)	(.35)	-
Total distributions	(3.01) I	(1.06)	(.30)	(.35)	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 38.88	$ 37.86	$ 27.53	$ 23.77	$ 22.31
Total ReturnA	11.16%	41.66%	17.22%	8.18%	30.62%
Ratios to Average Net AssetsC, F
Expenses before reductions	.81%	.84%	.86%	.91%	.94%
Expenses net of fee waivers, if any	.81%	.84%	.86%	.91%	.94%
Expenses net of all reductions	.81%	.83%	.85%	.91%	.94%
Net investment income (loss)	(.07)%	(.09)%	(.09)% E	(.24)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 941,998	$ 1,653,572	$ 470,962	$ 249,124	$ 131,972
Portfolio turnover rateD	56%	74%	107%	143%	156%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $3.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $3.009 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Software and Computer Services Portfolio	6.33%	20.47%	14.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and Computer Services Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Software and Computer Services Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Ali Khan, who became sole Portfolio Manager of Software and Computer Services Portfolio on January 31, 2015, after serving as Co-Portfolio Manager since July 2014: For the 12 months ending February 28, 2015, the fund returned 6.33%, underperforming the 9.26% advance of its industry benchmark, the MSCI U.S. IMI Software & Services 25-50 Index, and the broadly based S&P 500® Index. Stock selection among Internet software & services names was the biggest detractor versus the benchmark. On an individual basis, Internet services provider Web.com was a major drag. The company provides small businesses with services such as search-engine optimization. The stock suffered from competitive pressure, mainly influenced by concerns about Google taking market share, as well as a hiccup in Web.com's sales execution. E2Open, which provides cloud-based, on-demand software solutions, was another disappointment. This software-as-a-service (SaaS) company stumbled due to concerns about its customer base, as well as balance-sheet and negative cash-flow issues. Search-engine provider Google remains the fund's largest holding and overweighting (combining its Class A and Class C shares), even though I cut back somewhat on the position toward period end. The stock underperformed the index during the period, partly due to investors' concerns about the company's decelerating revenue growth and accelerating capital and operating investements. On the upside, two of the fund's primary relative contributors were acquisition targets: online real estate business Move and digital and technology networking company Sapient. Both companies were acquired at a premium and the fund benefited. Also helping was the fund's position in payment processor Visa. The company posted double-digit earnings growth, and the stock rose strongly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Software and Computer Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	10.9	14.0
Google, Inc. Class C	9.9	13.6
Google, Inc. Class A	6.8	8.1
Visa, Inc. Class A	6.7	6.5
Oracle Corp.	6.2	5.0
Facebook, Inc. Class A	4.9	4.6
MasterCard, Inc. Class A	4.1	2.6
salesforce.com, Inc.	3.7	4.1
MDC Partners, Inc. Class A (sub. vtg.)	3.0	2.8
Adobe Systems, Inc.	2.8	2.8
	59.0
Top Industries (% of fund's net assets)
As of February 28, 2015
Internet Software & Services	31.2%
Software	31.1%
IT Services	22.0%
Media	3.0%
Professional Services	2.7%
All Others*	10.0%

As of August 31, 2014
Internet Software & Services	38.5%
Software	32.7%
IT Services	18.3%
Media	2.8%
Professional Services	2.5%
All Others*	5.2%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Software and Computer Services Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Security & Alarm Services - 0.2%
Mix Telematics Ltd. (a)	29,426,200	$ 6,885,829
COMMUNICATIONS EQUIPMENT - 1.0%
Communications Equipment - 1.0%
QUALCOMM, Inc.	432,000	31,324,320
CONSUMER FINANCE - 0.2%
Consumer Finance - 0.2%
American Express Co.	56,100	4,577,199
DIVERSIFIED CONSUMER SERVICES - 1.3%
Education Services - 0.2%
Chegg, Inc. (a)	534,800	4,342,576
Specialized Consumer Services - 1.1%
H&R Block, Inc.	1,002,491	34,235,068
TOTAL DIVERSIFIED CONSUMER SERVICES		38,577,644
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%
Alternative Carriers - 1.1%
inContact, Inc. (a)	2,940,256	34,430,398
ELECTRONIC EQUIPMENT & COMPONENTS - 1.5%
Electronic Manufacturing Services - 1.5%
Trimble Navigation Ltd. (a)	1,698,200	44,390,948
HEALTH CARE TECHNOLOGY - 0.3%
Health Care Technology - 0.3%
Veeva Systems, Inc. Class A (a)(d)	243,303	7,510,764
INTERNET & CATALOG RETAIL - 1.2%
Internet Retail - 1.2%
Groupon, Inc. Class A (a)(d)	4,294,500	35,129,010
INTERNET SOFTWARE & SERVICES - 31.2%
Internet Software & Services - 31.2%
Actua Corp. (a)	367,789	6,164,144
ChannelAdvisor Corp. (a)(d)	783,112	7,744,978
Cornerstone OnDemand, Inc. (a)(d)	586,122	18,735,390
Cvent, Inc. (a)	225,000	6,513,750
Demandware, Inc. (a)(d)	262,250	16,571,578
E2open, Inc. (a)(d)(e)	1,557,466	13,347,484
Endurance International Group Holdings, Inc. (a)	500,000	9,310,000
Facebook, Inc. Class A (a)	1,868,000	147,515,960
Five9, Inc. (d)	635,300	2,477,670
Google, Inc.:
Class A (a)	364,500	205,078,635
Class C (a)	535,400	298,967,360
Marketo, Inc. (a)	154,800	4,326,660
NIC, Inc.	187,328	3,278,240
Opower, Inc. (d)	350,613	5,266,207
Pandora Media, Inc. (a)(d)	292,300	4,326,040
Rackspace Hosting, Inc. (a)	375,200	18,636,184
SciQuest, Inc. (a)	653,157	11,371,463

	Shares	Value
Textura Corp. (a)	427,100	$ 12,048,491
Twitter, Inc. (a)	963,300	46,315,464
Web.com Group, Inc. (a)(e)	2,874,134	51,303,292
Wix.com Ltd. (a)	306,104	5,610,886
Yahoo!, Inc. (a)	1,026,759	45,464,889
		940,374,765
IT SERVICES - 22.0%
Data Processing & Outsourced Services - 18.3%
EVERTEC, Inc.	707,300	14,747,205
ExlService Holdings, Inc. (a)	660,310	23,044,819
Fidelity National Information Services, Inc.	604,400	40,851,396
MasterCard, Inc. Class A	1,357,200	122,324,436
The Western Union Co.	1,200,500	23,433,760
Total System Services, Inc.	612,800	23,408,960
Vantiv, Inc. (a)	356,400	13,183,236
Visa, Inc. Class A	745,530	202,269,744
WEX, Inc. (a)	153,200	16,390,868
WNS Holdings Ltd. sponsored ADR (a)(e)	2,927,854	71,644,587
		551,299,011
IT Consulting & Other Services - 3.7%
IBM Corp.	329,100	53,294,454
Lionbridge Technologies, Inc. (a)(e)	6,256,275	35,222,828
Unisys Corp. (a)	1,007,600	22,812,064
		111,329,346
TOTAL IT SERVICES		662,628,357
MEDIA - 3.0%
Advertising - 3.0%
MDC Partners, Inc. Class A (sub. vtg.) (e)	3,453,481	89,859,570
PROFESSIONAL SERVICES - 2.7%
Research & Consulting Services - 2.7%
ICF International, Inc. (a)(e)	1,938,336	81,216,278
SOFTWARE - 30.9%
Application Software - 11.4%
Adobe Systems, Inc. (a)	1,050,600	83,102,460
Autodesk, Inc. (a)	111,700	7,175,608
Cadence Design Systems, Inc. (a)	986,700	18,110,879
Citrix Systems, Inc. (a)	664,500	42,312,038
Comverse, Inc. (a)	381,500	6,844,110
Intuit, Inc.	189,150	18,466,715
Nuance Communications, Inc. (a)	328,000	4,690,400
Parametric Technology Corp. (a)	466,300	16,159,627
Qlik Technologies, Inc. (a)	473,800	15,370,072
salesforce.com, Inc. (a)	1,590,326	110,336,818
Synopsys, Inc. (a)	131,700	6,112,197
Zendesk, Inc. (d)	641,300	15,852,936
		344,533,860
Home Entertainment Software - 0.6%
Activision Blizzard, Inc.	747,900	17,441,028
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Systems Software - 18.9%
CommVault Systems, Inc. (a)	348,537	$ 16,823,881
Imperva, Inc. (a)	103,974	4,793,201
Microsoft Corp.	7,490,200	328,445,268
Oracle Corp.	4,234,700	185,564,554
Red Hat, Inc. (a)	217,000	14,999,040
Rovi Corp. (a)	241,900	6,018,472
Varonis Systems, Inc. (d)	442,379	13,665,087
		570,309,503
TOTAL SOFTWARE		932,284,391
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
RingCentral, Inc. (a)	238,800	3,765,876
TOTAL COMMON STOCKS (Cost $2,002,116,958)		2,912,955,349
Convertible Preferred Stocks - 0.2%

SOFTWARE - 0.2%
Application Software - 0.2%
Deem, Inc. (a)(f) (Cost $8,064,516)	159,864,333	7,193,895
Money Market Funds - 5.3%

Fidelity Cash Central Fund, 0.13% (b)	83,176,150	83,176,150
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	75,733,875	75,733,875
TOTAL MONEY MARKET FUNDS (Cost $158,910,025)		158,910,025
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $2,169,091,499)		3,079,059,269
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(66,267,537)
NET ASSETS - 100%		$ 3,012,791,732
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,193,895 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Deem, Inc.	9/19/13	$ 8,064,516
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 48,472
Fidelity Securities Lending Cash Central Fund	784,164
Total	$ 832,636
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
E2open, Inc.	$ 24,811,468	$ 12,560,791	$ 3,681,400	$ -	$ 13,347,484
ICF International, Inc.	65,033,476	14,410,783	1,891,705	-	81,216,278
inContact, Inc.	30,108,363	-	4,539,704	-	-
Lionbridge Technologies, Inc.	44,063,893	561,345	-	-	35,222,828
MDC Partners, Inc. Class A	-	12,739	15,874	100	-
MDC Partners, Inc. Class A (sub. vtg.)	76,723,790	9,200,458	10,625,060	1,327,656	89,859,570
Move, Inc.	-	32,667,762	49,857,632	-	-
Web.com Group, Inc.	108,103,592	9,195,354	13,488,809	-	51,303,292
WNS Holdings Ltd. sponsored ADR	58,235,016	-	-	-	71,644,587
Total	$ 407,079,598	$ 78,609,232	$ 84,100,184	$ 1,327,756	$ 342,594,039
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,912,955,349	$ 2,912,955,349	$ -	$ -
Convertible Preferred Stocks	7,193,895	-	-	7,193,895
Money Market Funds	158,910,025	158,910,025	-	-
Total Investments in Securities:	$ 3,079,059,269	$ 3,071,865,374	$ -	$ 7,193,895

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $72,593,880) - See accompanying schedule: Unaffiliated issuers (cost $1,772,768,792)	$ 2,577,555,205
Fidelity Central Funds (cost $158,910,025)	158,910,025
Other affiliated issuers (cost $237,412,682)	342,594,039
Total Investments (cost $2,169,091,499)		$ 3,079,059,269
Receivable for investments sold		35,909,772
Receivable for fund shares sold		2,010,927
Dividends receivable		3,127,140
Distributions receivable from Fidelity Central Funds		43,394
Prepaid expenses		11,722
Other receivables		202,589
Total assets		3,120,364,813

Liabilities
Payable for investments purchased	$ 26,353,862
Payable for fund shares redeemed	3,537,268
Accrued management fee	1,343,906
Other affiliated payables	511,992
Other payables and accrued expenses	92,178
Collateral on securities loaned, at value	75,733,875
Total liabilities		107,573,081

Net Assets		$ 3,012,791,732
Net Assets consist of:
Paid in capital		$ 2,034,464,455
Accumulated net investment loss		(55,594)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		68,481,731
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		909,901,140
Net Assets, for 25,237,698 shares outstanding		$ 3,012,791,732
Net Asset Value, offering price and redemption price per share ($3,012,791,732 ÷ 25,237,698 shares)		$ 119.38

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends (including $1,327,756 earned from other affiliated issuers)		$ 18,662,613
Income from Fidelity Central Funds (including $784,164 from security lending)		832,636
Total income		19,495,249

Expenses
Management fee	$ 17,227,657
Transfer agent fees	5,704,216
Accounting and security lending fees	923,072
Custodian fees and expenses	67,157
Independent trustees' compensation	63,230
Registration fees	102,621
Audit	45,138
Legal	23,878
Interest	34,907
Miscellaneous	38,479
Total expenses before reductions	24,230,355
Expense reductions	(58,163)	24,172,192
Net investment income (loss)		(4,676,943)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	323,001,521
Other affiliated issuers	22,005,861
Foreign currency transactions	82,937
Total net realized gain (loss)		345,090,319
Change in net unrealized appreciation (depreciation) on: Investment securities	(213,841,702)
Assets and liabilities in foreign currencies	800
Total change in net unrealized appreciation (depreciation)		(213,840,902)
Net gain (loss)		131,249,417
Net increase (decrease) in net assets resulting from operations		$ 126,572,474

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,676,943)	$ 1,629,460
Net realized gain (loss)	345,090,319	274,573,674
Change in net unrealized appreciation (depreciation)	(213,840,902)	798,762,731
Net increase (decrease) in net assets resulting from operations	126,572,474	1,074,965,865
Distributions to shareholders from net realized gain	(318,048,641)	(150,730,717)
Share transactions Proceeds from sales of shares	613,896,141	1,276,554,244
Reinvestment of distributions	306,040,231	145,323,975
Cost of shares redeemed	(1,560,250,010)	(529,419,074)
Net increase (decrease) in net assets resulting from share transactions	(640,313,638)	892,459,145
Redemption fees	76,611	79,660
Total increase (decrease) in net assets	(831,713,194)	1,816,773,953

Net Assets
Beginning of period	3,844,504,926	2,027,730,973
End of period (including accumulated net investment loss of $55,594 and accumulated net investment loss of $17,421, respectively)	$ 3,012,791,732	$ 3,844,504,926
Other Information Shares
Sold	5,243,985	11,648,557
Issued in reinvestment of distributions	2,681,318	1,245,065
Redeemed	(13,597,758)	(5,034,535)
Net increase (decrease)	(5,672,455)	7,859,087

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 124.38	$ 87.97	$ 89.96	$ 91.63	$ 72.29
Income from Investment Operations
Net investment income (loss) B	(.17)	.06	.04	(.06)	(.11)
Net realized and unrealized gain (loss)	7.26	41.95	7.25	10.39	22.28
Total from investment operations	7.09	42.01	7.29	10.33	22.17
Distributions from net investment income	-	-	(.78) E	-	-
Distributions from net realized gain	(12.09)	(5.60)	(8.50) E	(12.00)	(2.83)
Total distributions	(12.09)	(5.60)	(9.28)	(12.00)	(2.83)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 119.38	$ 124.38	$ 87.97	$ 89.96	$ 91.63
Total ReturnA	6.33%	48.18%	8.85%	13.08%	30.85%
Ratios to Average Net AssetsC, F
Expenses before reductions	.77%	.79%	.82%	.82%	.84%
Expenses net of fee waivers, if any	.77%	.79%	.82%	.82%	.84%
Expenses net of all reductions	.77%	.78%	.80%	.81%	.83%
Net investment income (loss)	(.15)%	.06%	.04%	(.07)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,012,792	$ 3,844,505	$ 2,027,731	$ 1,621,616	$ 1,299,253
Portfolio turnover rate D	53%	87%	96%	238%	189%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	9.97%	16.64%	10.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Charlie Chai, Portfolio Manager of Technology Portfolio: For the year, the fund returned 9.97%, considerably trailing the 20.42% gain of the MSCI U.S. IMI Information Technology 25-50 Index and also lagging the S&P 500®. Versus the broader market, tech stocks were lifted by technology hardware, storage & peripherals, semiconductors, and data processing & outsourced services, all of which were sizable components of the MSCI index that outperformed the S&P 500® by healthy margins. Internet software & services was a meaningful laggard. During the period, sluggish global growth and some unfortunate stock picking on my part created challenges on a variety of fronts - especially in Internet software & services. Additionally, a surging U.S. dollar dampened the performance of the fund's foreign holdings in dollar terms. One non-index stock exemplifying both of these trends was the fund's third-largest relative detractor: South Korea-based search portal and gaming-services operator NAVER. These shares returned about -21% for the period, as the company reported disappointing revenue during the fourth quarter of 2014, driven by lower domestic online advertising sales. Another relative detractor from the Internet software & services segment was Internet portal Yahoo!, an index component. In this case, I reduced the fund's sizable overweighting. Stock selection in a number of other groups also hurt, notably semiconductors and semiconductor equipment. For example, the fund's relative results suffered because of not owning personal computer chipmaker Intel, an index component that returned about 38%. Elsewhere, underweighting smartphone maker Apple made this stock our biggest detractor on a relative basis, even after adding meaningfully to the position during the period. Conversely, not owning technology consulting heavyweight IBM was timely, as the share price of this index component returned about -10% during the period. Underweighting and ultimately selling Microsoft in November also paid off, as the shares took a drubbing in January. Also lifting our results was Concur Technologies, which offers cloud-based travel-and-expense management solutions. This stock surged in September after German enterprise software giant SAP offered to buy the company. I sold Concur to lock in profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Technology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	15.4	13.9
Facebook, Inc. Class A	6.5	4.2
Google, Inc. Class C	4.5	4.3
Google, Inc. Class A	4.4	4.1
Cisco Systems, Inc.	3.0	0.0
Yahoo!, Inc.	2.7	1.2
Adobe Systems, Inc.	2.6	1.7
QUALCOMM, Inc.	2.5	0.2
Fidelity National Information Services, Inc.	2.3	2.5
LinkedIn Corp.	2.2	0.6
	46.1
Top Industries (% of fund's net assets)
As of February 28, 2015
Internet Software & Services	29.1%
Technology Hardware, Storage & Peripherals	18.4%
Software	12.7%
Semiconductors & Semiconductor Equipment	9.1%
Communications Equipment	7.6%
All Others*	23.1%

As of August 31, 2014
Internet Software & Services	26.2%
Software	18.2%
Technology Hardware, Storage & Peripherals	17.9%
Semiconductors & Semiconductor Equipment	9.0%
IT Services	7.5%
All Others*	21.2%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Technology Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
AUTO COMPONENTS - 0.0%
Auto Parts & Equipment - 0.0%
Weifu High-Technology Co. Ltd. (B Shares)	80,200	$ 301,637
AUTOMOBILES - 0.7%
Automobile Manufacturers - 0.7%
Tesla Motors, Inc. (a)(d)	101,956	20,731,733
CHEMICALS - 0.2%
Industrial Gases - 0.1%
Sodiff Advanced Materials Co. Ltd.	27,733	2,030,024
Specialty Chemicals - 0.1%
Duk San Neolux Co. Ltd. (a)	192,897	3,976,680
TOTAL CHEMICALS		6,006,704
COMMUNICATIONS EQUIPMENT - 7.6%
Communications Equipment - 7.6%
BYD Electronic International Co. Ltd.	2,990,500	3,339,144
Ciena Corp. (a)(d)	503,500	10,533,220
Cisco Systems, Inc.	2,884,800	85,130,448
CommScope Holding Co., Inc. (a)	519,800	16,373,700
Finisar Corp. (a)	275,300	5,784,053
Ixia (a)	596,476	6,787,897
Juniper Networks, Inc.	291,556	6,971,104
Palo Alto Networks, Inc. (a)	300	42,666
QUALCOMM, Inc.	972,600	70,523,226
Radware Ltd. (a)	111,288	2,363,757
Sandvine Corp. (U.K.) (a)	2,212	6,264
Spirent Communications PLC	4,670,632	6,687,975
		214,543,454
CONSTRUCTION MATERIALS - 0.0%
Construction Materials - 0.0%
Universal Cement Corp.	877,200	740,718
DIVERSIFIED CONSUMER SERVICES - 0.0%
Specialized Consumer Services - 0.0%
LifeLock, Inc. (a)	1,500	20,970
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Alternative Carriers - 0.2%
8x8, Inc. (a)	726,500	5,383,365
ELECTRICAL EQUIPMENT - 0.5%
Electrical Components & Equipment - 0.3%
Lumenpulse, Inc. (a)	40,300	543,845
OSRAM Licht AG (d)	147,014	6,741,866
		7,285,711
Heavy Electrical Equipment - 0.2%
Mitsubishi Electric Corp.	464,000	5,434,182
TOTAL ELECTRICAL EQUIPMENT		12,719,893

	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - 5.3%
Electronic Components - 2.1%
Alps Electric Co. Ltd.	2,100	$ 47,223
Delta Electronics, Inc.	5,000	32,282
Largan Precision Co. Ltd.	19,000	1,619,490
Ledlink Optics, Inc.	1,493,252	2,274,880
OMRON Corp.	284,300	12,548,414
Samsung Electro-Mechanics Co. Ltd.	187,698	11,744,869
Samsung SDI Co. Ltd.	70,883	8,787,069
Sunny Optical Technology Group Co. Ltd.	2,276,000	3,762,129
TDK Corp.	42,000	2,956,238
Universal Display Corp. (a)(d)	39,900	1,372,161
Yageo Corp.	6,970,217	13,212,421
Yaskawa Electric Corp.	1,900	26,525
		58,383,701
Electronic Equipment & Instruments - 1.1%
Chroma ATE, Inc.	3,734,644	9,585,452
Cognex Corp. (a)	62,900	2,811,001
FEI Co.	8,700	687,213
Keysight Technologies, Inc. (a)	92,600	3,476,204
PAX Global Technology Ltd. (a)	56,000	51,048
Posiflex Technologies, Inc.	6,205	30,589
TPK Holding Co. Ltd.	2,073,000	14,966,319
		31,607,826
Electronic Manufacturing Services - 1.8%
AAC Technology Holdings, Inc.	142,000	940,161
Merry Electronics Co. Ltd.	1,264,000	4,341,709
TE Connectivity Ltd.	78,279	5,646,264
Trimble Navigation Ltd. (a)	1,466,621	38,337,473
		49,265,607
Technology Distributors - 0.3%
Digital China Holdings Ltd. (H Shares)	9,824,000	9,563,320
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		148,820,454
HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
Health Care Equipment - 0.4%
Intai Technology Corp.	967,000	5,151,469
Olympus Corp. (a)	73,400	2,659,887
PW Medtech Group Ltd. (a)	6,969,000	2,677,689
		10,489,045
HEALTH CARE PROVIDERS & SERVICES - 0.0%
Managed Health Care - 0.0%
HealthEquity, Inc. (a)	1,100	22,297
HEALTH CARE TECHNOLOGY - 1.1%
Health Care Technology - 1.1%
athenahealth, Inc. (a)(d)	100,126	12,723,011
M3, Inc.	324,800	7,216,873
Medidata Solutions, Inc. (a)	232,000	11,161,520
		31,101,404
Common Stocks - continued
	Shares	Value
INTERNET & CATALOG RETAIL - 4.1%
Internet Retail - 4.1%
Amazon.com, Inc. (a)	21,500	$ 8,173,440
ASOS PLC (a)(d)	6,400	319,738
Ctrip.com International Ltd. sponsored ADR (a)	1,071,631	48,619,898
Groupon, Inc. Class A (a)	3,719,800	30,427,964
JD.com, Inc. sponsored ADR	52,400	1,449,908
Jumei International Holding Ltd. sponsored ADR	161,900	2,209,935
MySale Group PLC	42,200	32,575
Priceline Group, Inc. (a)	100	123,748
Qunar Cayman Islands Ltd. sponsored ADR (a)	536,665	14,591,921
Travelport Worldwide Ltd.	137,100	2,185,374
Vipshop Holdings Ltd. ADR (a)	315,820	7,721,799
zulily, Inc. Class A (a)(d)	1,900	26,619
		115,882,919
INTERNET SOFTWARE & SERVICES - 28.5%
Internet Software & Services - 28.5%
21Vianet Group, Inc. ADR (a)(d)	390,200	6,750,460
58.com, Inc. ADR (a)	404,300	16,851,224
Alibaba Group Holding Ltd. sponsored ADR	97,600	8,307,712
Baidu.com, Inc. sponsored ADR (a)	32,800	6,683,000
ChannelAdvisor Corp. (a)	346,200	3,423,918
Constant Contact, Inc. (a)	800	33,064
Cornerstone OnDemand, Inc. (a)	442,804	14,154,230
Cvent, Inc. (a)	135,564	3,924,578
Demandware, Inc. (a)(d)	159,974	10,108,757
E2open, Inc. (a)	435,745	3,734,335
eBay, Inc. (a)	95,300	5,518,823
eGain Communications Corp. (a)	129,600	451,008
Endurance International Group Holdings, Inc. (a)	773,220	14,397,356
Facebook, Inc. Class A (a)	2,323,274	183,468,948
Google, Inc.:
Class A (a)	222,903	125,411,915
Class C (a)	229,116	127,938,374
HomeAway, Inc. (a)	301	9,330
Hortonworks, Inc.	2,800	64,484
Just Dial Ltd.	9,985	222,472
LendingClub Corp.	1,100	22,407
LinkedIn Corp. (a)	227,100	60,681,120
Marketo, Inc. (a)	227,964	6,371,594
Momo, Inc. ADR (d)	177,977	2,012,920
NAVER Corp.	37,989	22,804,923
NetEase, Inc. sponsored ADR	41,500	4,151,660
New Relic, Inc.	800	27,568
NIC, Inc.	119,768	2,095,940
Opower, Inc.	218,605	3,283,447

	Shares	Value
Q2 Holdings, Inc. (a)	1,400	$ 27,734
Rackspace Hosting, Inc. (a)	55,891	2,776,106
Rocket Internet AG (a)	35	1,994
Saba Software, Inc. (a)	800,800	7,207,200
SciQuest, Inc. (a)	344,142	5,991,512
Sohu.com, Inc. (a)	58,397	3,072,850
SouFun Holdings Ltd. ADR	1,797,100	12,292,164
Textura Corp. (a)(d)	446,891	12,606,795
Twitter, Inc. (a)	646,800	31,098,144
Web.com Group, Inc. (a)	383,898	6,852,579
Yahoo!, Inc. (a)	1,687,700	74,731,356
Yandex NV (a)	1,200	19,740
Yelp, Inc. (a)(d)	235,824	11,319,552
YY, Inc. ADR (a)(d)	60,900	3,208,821
Zillow Group, Inc. (a)	1,998	229,271
		804,341,385
IT SERVICES - 6.2%
Data Processing & Outsourced Services - 5.8%
Euronet Worldwide, Inc. (a)	47,901	2,706,407
Fidelity National Information Services, Inc.	951,368	64,302,963
NETELLER PLC (a)	1,465,103	8,402,956
Total System Services, Inc.	555,899	21,235,342
Vantiv, Inc. (a)	494,000	18,273,060
Visa, Inc. Class A	181,100	49,134,241
		164,054,969
IT Consulting & Other Services - 0.4%
Cognizant Technology Solutions Corp. Class A (a)	193,012	12,060,355
EPAM Systems, Inc. (a)	5,305	327,212
Science Applications International Corp.	100	5,468
Virtusa Corp. (a)	600	23,616
		12,416,651
TOTAL IT SERVICES		176,471,620
LEISURE PRODUCTS - 0.9%
Leisure Products - 0.9%
Sega Sammy Holdings, Inc.	1,577,000	23,979,628
LIFE SCIENCES TOOLS & SERVICES - 0.4%
Life Sciences Tools & Services - 0.4%
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	274,300	10,958,285
MACHINERY - 0.1%
Industrial Machinery - 0.1%
Harmonic Drive Systems, Inc. (d)	96,700	1,722,614
Minebea Ltd.	91,000	1,373,843
		3,096,457
MEDIA - 0.1%
Advertising - 0.0%
iCar Asia Ltd. (a)	369,039	325,855
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Cable & Satellite - 0.1%
Naspers Ltd. Class N	18,402	$ 2,700,795
Publishing - 0.0%
NEXT Co. Ltd.	97,500	766,144
TOTAL MEDIA		3,792,794
PROFESSIONAL SERVICES - 0.9%
Human Resource & Employment Services - 0.2%
51job, Inc. sponsored ADR (a)	800	28,400
Paylocity Holding Corp. (d)	107,528	3,214,012
WageWorks, Inc. (a)	48,000	2,757,600
		6,000,012
Research & Consulting Services - 0.7%
ICF International, Inc. (a)	61,500	2,576,850
Verisk Analytics, Inc. (a)	250,995	18,023,951
		20,600,801
TOTAL PROFESSIONAL SERVICES		26,600,813
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.1%
Semiconductor Equipment - 0.7%
Lam Research Corp.	118,400	9,763,264
Nanometrics, Inc. (a)	21,591	386,047
Rubicon Technology, Inc. (a)(d)	1,264,318	5,512,426
SMA Solar Technology AG (a)	1,437	19,249
SunEdison, Inc. (a)(d)	1,300	28,782
Tessera Technologies, Inc.	520	20,831
Ultratech, Inc. (a)	222,400	4,012,096
		19,742,695
Semiconductors - 8.4%
Atmel Corp.	1,253,300	10,452,522
Audience, Inc. (a)(d)	381,340	1,860,939
Broadcom Corp. Class A	248,919	11,258,606
Cavium, Inc. (a)	23,800	1,630,062
Cirrus Logic, Inc. (a)	107,500	3,236,825
Cree, Inc. (a)	71,218	2,796,019
Duksan Hi-Metal Co. Ltd. (a)	89,174	708,624
EPISTAR Corp.	3,276,000	6,261,930
Everlight Electronics Co. Ltd.	3,926,000	10,101,565
Freescale Semiconductor, Inc. (a)(d)	397,336	14,347,803
Genesis Photonics, Inc. (a)	5,306,208	2,649,560
Himax Technologies, Inc. sponsored ADR	173,900	1,252,080
Hua Hong Semiconductor Ltd. (a)	7,223,000	8,102,336
Infineon Technologies AG	135,400	1,567,468
Intermolecular, Inc. (a)	408,605	731,403
Intersil Corp. Class A	308,789	4,814,021
Lextar Electronics Corp.	810,000	816,647
M/A-COM Technology Solutions Holdings, Inc. (a)	63,940	2,156,057
MagnaChip Semiconductor Corp. (a)	295,035	1,684,650
Marvell Technology Group Ltd.	1,986,100	32,015,932

	Shares	Value
Maxim Integrated Products, Inc.	892,000	$ 30,680,340
Melexis NV	567	32,861
Micrel, Inc.	497,100	7,421,703
Micron Technology, Inc. (a)	45,600	1,398,552
Microsemi Corp. (a)	272,300	8,778,952
Monolithic Power Systems, Inc.	141,895	7,482,123
NXP Semiconductors NV (a)	36,387	3,089,074
ON Semiconductor Corp. (a)	415,900	5,302,725
PixArt Imaging, Inc.	41,000	119,054
PMC-Sierra, Inc. (a)	367,900	3,495,050
Qorvo, Inc. (a)	281,317	19,523,400
Radiant Opto-Electronics Corp.	1,651,000	5,434,721
Sanken Electric Co. Ltd.	848,000	6,096,385
Semiconductor Manufacturing International Corp. (a)	33,169,000	2,918,601
Semtech Corp. (a)	156,500	4,527,545
Seoul Semiconductor Co. Ltd.	225,742	3,731,239
Silicon Laboratories, Inc. (a)	57,500	2,911,800
STMicroelectronics NV	815,060	7,257,421
YoungTek Electronics Corp.	866	1,832
		238,648,427
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		258,391,122
SOFTWARE - 12.7%
Application Software - 8.2%
Adobe Systems, Inc. (a)	931,239	73,661,005
ANSYS, Inc. (a)	314	26,995
Autodesk, Inc. (a)	448,700	28,824,488
Blackbaud, Inc.	32,000	1,452,800
Citrix Systems, Inc. (a)	107,107	6,820,038
Guidewire Software, Inc. (a)	411	22,876
Informatica Corp. (a)	206,400	8,863,848
Interactive Intelligence Group, Inc. (a)	214,290	9,094,468
Intuit, Inc.	374,900	36,601,487
Kingdee International Software Group Co. Ltd. (a)	16,375,600	5,384,071
Linx SA	1,400	21,700
Mobileye NV (a)	100	3,548
Parametric Technology Corp. (a)	80,000	2,772,400
PROS Holdings, Inc. (a)	33,400	817,298
Qlik Technologies, Inc. (a)	184,300	5,978,692
salesforce.com, Inc. (a)	666,692	46,255,091
SolarWinds, Inc. (a)	536	27,191
Splunk, Inc. (a)	40,317	2,711,318
Ultimate Software Group, Inc. (a)	117	19,263
Workiva, Inc.	1,900	24,320
Yodlee, inc.	2,300	29,647
Zendesk, Inc.	116,075	2,869,374
		232,281,918
Home Entertainment Software - 1.0%
Activision Blizzard, Inc.	527,400	12,298,968
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Home Entertainment Software - continued
Nintendo Co. Ltd.	105,000	$ 11,217,555
Ourgame International Holdings Ltd.	6,751,000	3,116,194
		26,632,717
Systems Software - 3.5%
Allot Communications Ltd. (a)	528,072	4,948,035
CommVault Systems, Inc. (a)	44,500	2,148,015
Fleetmatics Group PLC (a)	565,587	23,307,840
Imperva, Inc. (a)	661	30,472
Infoblox, Inc. (a)	1,700	39,525
NetSuite, Inc. (a)(d)	197,484	19,041,407
Oracle Corp.	444,700	19,486,754
Progress Software Corp. (a)	152,700	4,174,818
Red Hat, Inc. (a)	163,712	11,315,773
ServiceNow, Inc. (a)	145,050	11,061,513
Tableau Software, Inc. (a)	6,000	564,060
VMware, Inc. Class A (a)	39,300	3,343,251
		99,461,463
TOTAL SOFTWARE		358,376,098
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 18.4%
Technology Hardware, Storage & Peripherals - 18.4%
Apple, Inc.	3,388,597	435,299,167
BlackBerry Ltd. (a)	2,700	29,187
Electronics for Imaging, Inc. (a)	146,349	5,941,769
EMC Corp.	900	26,046
Hewlett-Packard Co.	1,172,000	40,832,480
NEC Corp.	883,000	2,686,830
Nimble Storage, Inc. (a)	9,400	237,444
Samsung Electronics Co. Ltd.	24,890	30,674,256
SanDisk Corp.	11,445	914,799
Silicon Graphics International Corp. (a)	439,166	4,053,502
Stratasys Ltd. (a)	300	18,618
		520,714,098
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Bharti Infratel Ltd.	684,635	4,082,234
RingCentral, Inc. (a)	409,100	6,451,507
		10,533,741
TOTAL COMMON STOCKS (Cost $2,268,386,943)		2,764,020,634
Convertible Preferred Stocks - 1.0%
	Shares	Value
INTERNET SOFTWARE & SERVICES - 0.6%
Internet Software & Services - 0.6%
Uber Technologies, Inc. Series D, 8.00% (e)	515,696	$ 17,181,753
IT SERVICES - 0.1%
Data Processing & Outsourced Services - 0.1%
Nutanix, Inc. Series E (e)	72,872	1,143,362
PROFESSIONAL SERVICES - 0.3%
Research & Consulting Services - 0.3%
Meituan Corp. Series D (e)(f)	1,401,081	8,857,214
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $17,833,462)		27,182,329
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.13% (b)	30,032,530	30,032,530
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	89,959,380	89,959,380
TOTAL MONEY MARKET FUNDS (Cost $119,991,910)		119,991,910
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $2,406,212,315)		2,911,194,873
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(86,347,286)
NET ASSETS - 100%		$ 2,824,847,587
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $27,182,329 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Meituan Corp. Series D	1/26/15	$ 8,857,214
Nutanix, Inc. Series E	8/26/14	$ 976,230
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 8,000,018
(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 66,865
Fidelity Securities Lending Cash Central Fund	916,452
Total	$ 983,317
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,764,020,634	$ 2,746,637,412	$ 17,383,222	$ -
Convertible Preferred Stocks	27,182,329	-	-	27,182,329
Money Market Funds	119,991,910	119,991,910	-	-
Total Investments in Securities:	$ 2,911,194,873	$ 2,866,629,322	$ 17,383,222	$ 27,182,329
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	80.3%
Cayman Islands	6.5%
Korea (South)	2.9%
Japan	2.8%
Taiwan	2.4%
Bermuda	2.0%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $85,990,419) - See accompanying schedule: Unaffiliated issuers (cost $2,286,220,405)	$ 2,791,202,963
Fidelity Central Funds (cost $119,991,910)	119,991,910
Total Investments (cost $2,406,212,315)		$ 2,911,194,873
Foreign currency held at value (cost $4,579,336)		4,579,565
Receivable for investments sold		53,268,143
Receivable for fund shares sold		2,238,727
Dividends receivable		1,305,671
Distributions receivable from Fidelity Central Funds		38,744
Prepaid expenses		9,676
Other receivables		65,831
Total assets		2,972,701,230

Liabilities
Payable for investments purchased
Regular delivery	$ 44,268,517
Delayed delivery	8,857,214
Payable for fund shares redeemed	2,867,894
Accrued management fee	1,261,579
Other affiliated payables	469,257
Other payables and accrued expenses	169,802
Collateral on securities loaned, at value	89,959,380
Total liabilities		147,853,643

Net Assets		$ 2,824,847,587
Net Assets consist of:
Paid in capital		$ 2,300,163,396
Distributions in excess of net investment income		(777,431)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		20,554,727
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		504,906,895
Net Assets, for 23,374,885 shares outstanding		$ 2,824,847,587
Net Asset Value, offering price and redemption price per share ($2,824,847,587 ÷ 23,374,885 shares)		$ 120.85

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 22,167,770
Income from Fidelity Central Funds (including $916,452 from security lending)		983,317
Total income		23,151,087

Expenses
Management fee	$ 13,949,323
Transfer agent fees	4,635,663
Accounting and security lending fees	768,954
Custodian fees and expenses	218,227
Independent trustees' compensation	48,609
Registration fees	49,146
Audit	52,973
Legal	22,300
Interest	1,153
Miscellaneous	31,645
Total expenses before reductions	19,777,993
Expense reductions	(5,375)	19,772,618
Net investment income (loss)		3,378,469
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	246,459,692
Foreign currency transactions	(527,657)
Total net realized gain (loss)		245,932,035
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $28,176)	(1,687,085)
Assets and liabilities in foreign currencies	(45,881)
Total change in net unrealized appreciation (depreciation)		(1,732,966)
Net gain (loss)		244,199,069
Net increase (decrease) in net assets resulting from operations		$ 247,577,538

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,378,469	$ 1,083,629
Net realized gain (loss)	245,932,035	355,340,373
Change in net unrealized appreciation (depreciation)	(1,732,966)	296,902,023
Net increase (decrease) in net assets resulting from operations	247,577,538	653,326,025
Distributions to shareholders from net investment income	(3,638,905)	(1,509,202)
Distributions to shareholders from net realized gain	(405,886,858)	(167,743,037)
Total distributions	(409,525,763)	(169,252,239)
Share transactions Proceeds from sales of shares	635,387,636	328,754,153
Reinvestment of distributions	393,674,884	161,829,539
Cost of shares redeemed	(453,687,865)	(591,619,174)
Net increase (decrease) in net assets resulting from share transactions	575,374,655	(101,035,482)
Redemption fees	29,839	29,508
Total increase (decrease) in net assets	413,456,269	383,067,812

Net Assets
Beginning of period	2,411,391,318	2,028,323,506
End of period (including distributions in excess of net investment income of $777,431 and distributions in excess of net investment income of $12,855, respectively)	$ 2,824,847,587	$ 2,411,391,318
Other Information Shares
Sold	5,243,944	2,760,510
Issued in reinvestment of distributions	3,511,964	1,392,335
Redeemed	(3,831,448)	(5,184,105)
Net increase (decrease)	4,924,460	(1,031,260)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 130.70	$ 104.11	$ 101.57	$ 102.37	$ 72.24
Income from Investment Operations
Net investment income (loss) B	.16	.06	.01	(.27)	(.37)
Net realized and unrealized gain (loss)	10.26	36.34	2.53	(.53)	30.50
Total from investment operations	10.42	36.40	2.54	(.80)	30.13
Distributions from net investment income	(.17)	(.09) E	-	-	-
Distributions from net realized gain	(20.10)	(9.72) E	-	-	-
Total distributions	(20.27)	(9.81)	-	-	-
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 120.85	$ 130.70	$ 104.11	$ 101.57	$ 102.37
Total ReturnA	9.97%	36.20%	2.50%	(.78)%	41.71%
Ratios to Average Net AssetsC, F
Expenses before reductions	.78%	.80%	.81%	.82%	.85%
Expenses net of fee waivers, if any	.78%	.80%	.81%	.82%	.85%
Expenses net of all reductions	.78%	.77%	.79%	.81%	.83%
Net investment income (loss)	.13%	.05%	.01%	(.29)%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,824,848	$ 2,411,391	$ 2,028,324	$ 2,349,926	$ 2,885,820
Portfolio turnover rateD	144%	181%	140%	196%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio, and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. Certain Funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Computers Portfolio, Electronics Portfolio, Software and Computer Services Portfolio and Technology Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Technology Portfolio is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for Technology Portfolio for the period ended February 28, 2014. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Communications Equipment Portfolio	$ 232,807,614	$ 36,746,796	$ (3,317,707)	$ 33,429,089
Computers Portfolio	616,675,645	243,081,364	(30,288,732)	212,792,632
Electronics Portfolio	2,305,521,746	282,266,885	(57,152,584)	225,114,301
IT Services Portfolio	656,903,147	323,944,220	(21,614,534)	302,329,686
Software and Computer Services Portfolio	2,170,126,237	978,040,199	(69,107,167)	908,933,032
Technology Portfolio	2,421,854,554	597,392,798	(108,052,479)	489,340,319

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Communications Equipment Portfolio	$ 933,646	$ -	$ (416,259)	$ 33,428,905
Computers Portfolio	786,110	-	-	212,710,980
Electronics Portfolio	106,983,261	20,751,577	-	225,119,348
IT Services Portfolio	-	30,785,850	-	302,323,457
Software and Computer Services Portfolio	18,528,247	50,988,222	-	908,861,923
Technology Portfolio	10,643,038	25,553,928	-	489,316,433

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

	2017	Total
Communications Equipment Portfolio	(416,259)	(416,259)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2014 to February 28, 2015, and ordinary losses recognized during the period January 1, 2015 to February 28, 2015. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Communications Equipment Portfolio	$ (1,655,447)	$ -
Computers Portfolio	(357,532)	-
IT Services Portfolio	(3,939,168)	(850,482)
Technology Portfolio	-	(762,135)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 28, 2015
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$ 9,479,649	$ 6,344,168	$ 15,823,817
Computers Portfolio	4,392,350	16,530,803	20,923,153
Electronics Portfolio	60,712,404	-	60,712,404
IT Services Portfolio	4,165,539	67,216,115	71,381,654
Software and Computer Services Portfolio	76,425,484	241,623,157	318,048,641
Technology Portfolio	177,853,518	231,672,245	409,525,763
February 28, 2014
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$ 1,754,259	$ -	$ 1,754,259
Computers Portfolio	5,025,394	50,138,396	55,163,790
Electronics Portfolio	5,979,331	-	5,979,331
IT Services Portfolio	22,708,765	14,483,551	37,192,316
Software and Computer Services Portfolio	61,190,649	89,540,068	150,730,717
Technology Portfolio	79,249,202	90,003,037	169,252,239

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	111,844,246	197,197,368
Computers Portfolio	366,518,264	320,128,691
Electronics Portfolio	2,922,568,420	2,293,298,827
IT Services Portfolio	600,287,624	1,394,315,641
Software and Computer Services Portfolio	1,667,499,272	2,605,831,967
Technology Portfolio	3,845,021,995	3,580,172,065

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.25%	.55%
Computers Portfolio	.30%	.25%	.55%
Electronics Portfolio	.30%	.25%	.55%
IT Services Portfolio	.30%	.25%	.55%
Software and Computer Services Portfolio	.30%	.25%	.55%
Technology Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.24%
Computers Portfolio	.20%
Electronics Portfolio	.18%
IT Services Portfolio	.21%
Software and Computer Services Portfolio	.18%
Technology Portfolio	.18%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$ 12,615
Computers Portfolio	12,941
Electronics Portfolio	182,200
IT Services Portfolio	44,222
Software and Computer Services Portfolio	54,609
Technology Portfolio	65,831

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Communications Equipment Portfolio	Borrower	$ 13,236,333.32%		$ 348
Computers Portfolio	Borrower	6,855,500.32%		246
IT Services Portfolio	Borrower	6,364,741.32%		3,026
Software and Computer Services Portfolio	Borrower	21,291,247.32%		13,843
Technology Portfolio	Borrower	7,986,067.35%		1,153

Redemptions In-Kind. During the period, shares of the Funds held by affiliated entities were redeemed in kind for cash and investments. The net realized gain on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind - continued

redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Funds recognized no gain or loss for federal income tax purposes.

Details of these transactions with the related gain (loss) for the Funds are presented in the accompanying table:

	Value of cash and investments, delivered	Net Realized Gain (Loss) on redemptions	Shares
Communications Equipment Portfolio	$ 23,011,171	$ 4,692,068	712,640
Electronics Portfolio	78,505,773	13,991,337	1,006,354

Other. During the period, the investment adviser reimbursed Electronics Portfolio for certain losses in the amount of $81,050.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Communications Equipment Portfolio	$ 426
Computers Portfolio	1,045
Electronics Portfolio	2,384
IT Services Portfolio	1,883
Software and Computer Services Portfolio	5,016
Technology Portfolio	3,742

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
IT Services Portfolio	$ 19,467,769.58%		$ 4,077
Software and Computer Services Portfolio	56,102,609.59%		21,064

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Electronics Portfolio	$ 87,907	$ 10
IT Services Portfolio	16,887	-
Software and Computer Services Portfolio	53,292	-
Technology Portfolio	1,692	26

In addition, during the period the following Funds were reimbursed by the investment adviser for a portion of operating expenses:

Amount
Communications Equipment Portfolio	$ 521
Computers Portfolio	1,137
Electronics Portfolio	843
IT Services Portfolio	1,465
Software and Computer Services Portfolio	4,871
Technology Portfolio	3,657

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following Funds.

	VIP FundManagers 50% Portfolio	VIP FundManagers 60% Portfolio
Computers Portfolio	12%	18%
Technology Portfolio	-%	11%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Funds.

Fund	% of shares held
Computers Portfolio	35%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio (funds of Fidelity Select Portfolios) at February 28, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Trustees and Officers - continued

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Communications Equipment Portfolio	04/13/15	04/10/15	$0.011	$0.110
Computers Portfolio	04/13/15	04/10/15	$0.085	$0.000
Electronics Portfolio	04/13/15	04/10/15	$0.050	$4.841
IT Services Portfolio	04/13/15	04/10/15	$0.000	$1.190
Software and Computer Services Portfolio	04/13/15	04/10/15	$0.000	$2.801
Technology Portfolio	04/13/15	04/10/15	$0.000	$1.562

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Communications Equipment Portfolio	$6,091,613
Computers Portfolio	$16,526,109
Electronics Portfolio	$20,751,577
IT Services Portfolio	$106,166,055
Software and Computer Services Portfolio	$233,494,825
Technology Portfolio	$129,759,797

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2014	December 2014
Communications Equipment Portfolio	95%	27%
Computers Portfolio	100%	100%
Electronics Portfolio	98%	30%
IT Services Portfolio	39%	100%
Software and Computer Services Portfolio	12%	40%
Technology Portfolio	3%	9%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2014	December 2014
Communications Equipment Portfolio	95%	29%
Computers Portfolio	100%	100%
IT Services Portfolio	38%	100%
Electronics Portfolio	99%	34%
Software and Computer Services Portfolio	13%	44%
Technology Portfolio	4%	11%

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Communications Equipment Portfolio
Computers Portfolio
Electronics Portfolio
IT Services Portfolio
Software and Computer Services Portfolio
Technology Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including its size, education, experience, and resources, as well as the Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing SelectCo to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for Communications Equipment Portfolio and Software and Computer Services Portfolio in September 2014 and June 2014, respectively.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2014.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and making the competitive group more inclusive.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Communications Equipment Portfolio

Computers Portfolio

Annual Report

Electronics Portfolio

IT Services Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Software and Computer Services Portfolio

Technology Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2014.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for the 12-month period ended June 30, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management (U.K.) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
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Automated line for quickest service

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Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Consolidated Investment Changes (Unaudited) Consolidated Investments February 28, 2015 Consolidated Financial Statements Notes to Consolidated Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Fidelity Advisor® Consumer Staples Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Gold Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Consolidated Investment Changes
	(Click Here)	Consolidated Investments
	(Click Here)	Consolidated Financial Statements
	(Click Here)	Notes to the Consolidated Financial Statements
Fidelity Advisor Materials Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Telecommunications Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor® Consumer Staples Fund - Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	14.94%	14.24%	10.81%
Class T (incl. 3.50% sales charge) B	17.35%	14.46%	10.80%
Class B (incl. contingent deferred sales charge) C	16.01%	14.45%	10.83%
Class C (incl. contingent deferred sales charge) D	20.03%	14.74%	10.77%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund was named Food and Agriculture Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Class A on February 28, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor® Consumer Staples Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 21.95%, 21.60%, 21.01% and 21.03%, respectively (excluding sales charges), straddling the 21.28% gain of its sector benchmark, the MSCI U.S. IMI Consumer Staples 25-50 Index, and outpacing the S&P 500®. The sector put up a strong absolute return and outpaced the broader market, as long-term trends supported continued growth in consumer staples sales, even amid an increasingly challenging global macroeconomic backdrop. In addition, many companies remained focused on cost cutting, which helped account for decent earnings results, while merger-and-acquisition activity among a handful of names added a bit of a spark. Versus the MSCI index, food retail was a sweet spot for the fund the past year, with grocer Kroger by far our biggest contributor and one of our largest holdings. Shares of the grocery and retail giant steadily rose during the period, as consumers continued to gravitate toward its customer-friendly stores, which boasted a bevy of locations and discounted private-label goods. As a result, the company reported consecutive quarters of better-than-expected sales and earnings growth, including expanding revenue and profits. Whole Foods Market was another winner in this space, due to timely ownership. Elsewhere, Monster Beverage, which I added to the fund during the year, helped. The fund was overweighted the energy-drink manufacturer when its shares soared in August after beverage giant Coca-Cola acquired a 17% stake in the firm. As part of the new partnership, Coca-Cola transferred its energy drink lineup to Monster in exchange for Monster's non-energy drink business, to include its natural soft drinks and juices. The exchange gave Monster an immediate sales boost and expanded international presence. Additionally, the firm launched new energy products late in 2014, and it plans to expand its lineup and international expansion in 2015. On the flip side, the fund's stake in British American Tobacco (BAT), our largest position, hurt. Slowing sales of BAT's cigarette brands, driven lower by a shaky global economy that has limited consumer spending in some markets, as well as heightened competition from e-cigarette makers, caused the stock to decline. Stock selection in distillers & vintners also hurt, including non-index stakes in the U.K.'s Diageo and French firms Pernod Ricard and Remy Cointreau. Cognac had been a popular gift for Chinese government officials prior to 2013, but the category took a hit last year amid the country's crackdown on corruption that banned lavish gifts, including high-end spirits, for civil servants. This weighed on the earnings and sales of all three firms over the year. I sold Pernod from the fund by period end. Of note, the fund's cash position also hindered our relative result amid a strong market, as did some of its foreign investments due to an appreciating dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Class A	1.05%
Actual		$ 1,000.00	$ 1,106.30	$ 5.48
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class T	1.32%
Actual		$ 1,000.00	$ 1,104.80	$ 6.89
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.61
Class B	1.81%
Actual		$ 1,000.00	$ 1,102.10	$ 9.43
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Class C	1.80%
Actual		$ 1,000.00	$ 1,102.20	$ 9.38
HypotheticalA		$ 1,000.00	$ 1,015.87	$ 9.00
Consumer Staples	.77%
Actual		$ 1,000.00	$ 1,107.80	$ 4.02
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86
Institutional Class	.79%
Actual		$ 1,000.00	$ 1,107.80	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
British American Tobacco PLC sponsored ADR	11.0	11.7
Procter & Gamble Co.	9.1	8.8
CVS Health Corp.	9.0	7.5
Wal-Mart Stores, Inc.	7.0	4.6
Kroger Co.	6.0	4.9
The Coca-Cola Co.	4.8	11.5
Mead Johnson Nutrition Co. Class A	4.5	4.0
Lorillard, Inc.	4.3	1.2
PepsiCo, Inc.	4.2	2.5
Colgate-Palmolive Co.	3.0	1.8
	62.9
Top Industries (% of fund's net assets)
As of February 28, 2015
Food & Staples Retailing	26.7%
Tobacco	19.7%
Beverages	18.8%
Food Products	16.7%
Household Products	12.3%
All Others*	5.8%

As of August 31, 2014
Beverages	25.7%
Food & Staples Retailing	22.4%
Tobacco	20.4%
Food Products	14.9%
Household Products	10.8%
All Others*	5.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Consumer Staples Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
BEVERAGES - 18.6%
Brewers - 2.9%
Anheuser-Busch InBev SA NV	367,590	$ 46,632,487
SABMiller PLC	799,384	45,354,240
		91,986,727
Distillers & Vintners - 2.5%
C&C Group PLC	1,359,200	5,872,630
Diageo PLC sponsored ADR	384,326	45,677,145
Remy Cointreau SA (d)	359,676	26,415,775
		77,965,550
Soft Drinks - 13.2%
Coca-Cola Bottling Co. Consolidated	135,295	14,123,445
Coca-Cola Central Japan Co. Ltd.	450,500	7,931,060
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (d)	52,529	4,533,253
Coca-Cola Icecek Sanayi A/S	567,162	11,021,305
Embotelladora Andina SA:
ADR	376,112	5,205,390
sponsored ADR	188,900	3,141,407
Fomento Economico Mexicano S.A.B. de CV sponsored ADR (a)	87,387	8,324,486
Monster Beverage Corp. (a)	522,900	73,791,648
PepsiCo, Inc.	1,321,623	130,814,245
The Coca-Cola Co.	3,485,118	150,905,609
		409,791,848
TOTAL BEVERAGES		579,744,125
BIOTECHNOLOGY - 0.1%
Biotechnology - 0.1%
Enzymotec Ltd. (a)	507,078	4,183,394
CHEMICALS - 0.1%
Specialty Chemicals - 0.1%
Senomyx, Inc. (a)(d)	422,200	2,246,104
FOOD & STAPLES RETAILING - 26.7%
Drug Retail - 9.2%
CVS Health Corp.	2,693,976	279,823,287
Drogasil SA (a)	634,100	6,366,129
		286,189,416
Food Distributors - 0.9%
Chefs' Warehouse Holdings (a)	412,669	8,360,674
United Natural Foods, Inc. (a)	247,081	20,517,606
		28,878,280
Food Retail - 8.7%
Fresh Market, Inc. (a)(d)	413,324	15,731,111
Kroger Co.	2,638,018	187,694,981
Sprouts Farmers Market LLC (a)	312,929	11,518,916
Whole Foods Market, Inc.	980,100	55,365,849
		270,310,857

	Shares	Value
Hypermarkets & Super Centers - 7.9%
Costco Wholesale Corp.	190,350	$ 27,973,836
Wal-Mart Stores, Inc.	2,577,756	216,351,061
		244,324,897
TOTAL FOOD & STAPLES RETAILING		829,703,450
FOOD PRODUCTS - 16.7%
Agricultural Products - 4.6%
Archer Daniels Midland Co.	1,129,316	54,071,650
Bunge Ltd.	999,813	81,764,707
SLC Agricola SA	1,281,200	6,232,804
		142,069,161
Packaged Foods & Meats - 12.1%
Dean Foods Co.	969,979	15,636,061
General Mills, Inc.	1,287,100	69,233,109
Inner Mongoli Yili Industries Co. Ltd.	1,222,221	5,505,219
Keurig Green Mountain, Inc.	543,483	69,337,561
Lindt & Spruengli AG	90	5,864,373
Mead Johnson Nutrition Co. Class A	1,336,416	140,002,940
Nestle SA	385,109	30,097,732
The Hain Celestial Group, Inc. (a)	334,978	20,946,174
Ulker Biskuvi Sanayi A/S	820,525	6,361,546
Unilever NV (NY Reg.)	339,798	14,771,019
		377,755,734
TOTAL FOOD PRODUCTS		519,824,895
HOTELS, RESTAURANTS & LEISURE - 1.5%
Restaurants - 1.5%
ARAMARK Holdings Corp.	1,444,628	45,722,476
HOUSEHOLD DURABLES - 0.4%
Household Appliances - 0.2%
SodaStream International Ltd. (a)(d)	240,515	4,310,029
Housewares & Specialties - 0.2%
Tupperware Brands Corp.	94,600	6,754,440
TOTAL HOUSEHOLD DURABLES		11,064,469
HOUSEHOLD PRODUCTS - 12.3%
Household Products - 12.3%
Colgate-Palmolive Co.	1,341,075	94,974,932
Procter & Gamble Co.	3,324,865	283,045,757
Svenska Cellulosa AB (SCA) (B Shares)	257,500	6,405,841
		384,426,530
PERSONAL PRODUCTS - 1.9%
Personal Products - 1.9%
Herbalife Ltd.	428,610	13,291,196
L'Oreal SA	181,900	33,026,830
Nu Skin Enterprises, Inc. Class A (d)	216,667	11,739,018
		58,057,044
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - 0.2%
Pharmaceuticals - 0.2%
Perrigo Co. PLC	37,306	$ 5,762,658
TEXTILES, APPAREL & LUXURY GOODS - 0.2%
Textiles - 0.2%
Japan Tobacco, Inc.	251,700	7,936,572
TOBACCO - 19.7%
Tobacco - 19.7%
Altria Group, Inc.	1,263,045	71,096,803
British American Tobacco PLC sponsored ADR	2,931,545	341,437,048
ITC Ltd. (a)	1,820,070	11,621,381
Lorillard, Inc.	1,985,503	135,848,115
Philip Morris International, Inc.	476,158	39,502,068
Souza Cruz SA	1,603,500	14,324,882
		613,830,297
TOTAL COMMON STOCKS (Cost $2,170,373,161)		3,062,502,014
Nonconvertible Preferred Stocks - 0.2%

BEVERAGES - 0.2%
Brewers - 0.2%
Ambev SA sponsored ADR (Cost $2,309,012)	923,810	5,958,575
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	23,231,539	$ 23,231,539
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	29,423,466	29,423,466
TOTAL MONEY MARKET FUNDS (Cost $52,655,005)		52,655,005
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $2,225,337,178)		3,121,115,594
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(9,018,217)
NET ASSETS - 100%		$ 3,112,097,377
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 77,785
Fidelity Securities Lending Cash Central Fund	366,992
Total	$ 444,777
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section at the end of this listing.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 3,062,502,014	$ 2,985,771,795	$ 76,730,219	$ -
Nonconvertible Preferred Stocks	5,958,575	5,958,575	-	-
Money Market Funds	52,655,005	52,655,005	-	-
Total Investments in Securities:	$ 3,121,115,594	$ 3,044,385,375	$ 76,730,219	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):fff
United States of America	73.8%
United Kingdom	13.9%
Bermuda	2.6%
France	1.9%
Belgium	1.5%
Switzerland	1.1%
Brazil	1.0%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $28,392,984) - See accompanying schedule: Unaffiliated issuers (cost $2,172,682,173)	$ 3,068,460,589
Fidelity Central Funds (cost $52,655,005)	52,655,005
Total Investments (cost $2,225,337,178)		$ 3,121,115,594
Receivable for investments sold		31,872,606
Receivable for fund shares sold		4,689,917
Dividends receivable		3,822,729
Distributions receivable from Fidelity Central Funds		22,132
Prepaid expenses		9,071
Other receivables		47,028
Total assets		3,161,579,077

Liabilities
Payable for investments purchased	$ 14,312,834
Payable for fund shares redeemed	3,358,162
Accrued management fee	1,406,922
Distribution and service plan fees payable	314,215
Other affiliated payables	520,163
Other payables and accrued expenses	145,938
Collateral on securities loaned, at value	29,423,466
Total liabilities		49,481,700

Net Assets		$ 3,112,097,377
Net Assets consist of:
Paid in capital		$ 2,123,703,221
Undistributed net investment income		5,947,947
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		86,712,312
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		895,733,897
Net Assets		$ 3,112,097,377

Statement of Assets and Liabilities - continued

February 28, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($414,150,687 ÷ 4,087,312 shares)	$ 101.33

Maximum offering price per share (100/94.25 of $101.33)	$ 107.51
Class T: Net Asset Value and redemption price per share ($81,489,027 ÷ 809,928 shares)	$ 100.61

Maximum offering price per share (100/96.50 of $100.61)	$ 104.26
Class B: Net Asset Value and offering price per share ($15,798,904 ÷ 157,782 shares)A	$ 100.13

Class C: Net Asset Value and offering price per share ($228,151,156 ÷ 2,298,207 shares)A	$ 99.27

Consumer Staples: Net Asset Value, offering price and redemption price per share ($2,173,969,972 ÷ 21,306,192 shares)	$ 102.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($198,537,631 ÷ 1,948,259 shares)	$ 101.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 63,157,453
Income from Fidelity Central Funds		444,777
Total income		63,602,230

Expenses
Management fee	$ 14,005,834
Transfer agent fees	4,714,815
Distribution and service plan fees	3,266,375
Accounting and security lending fees	767,701
Custodian fees and expenses	94,879
Independent trustees' compensation	47,435
Registration fees	182,600
Audit	51,473
Legal	12,495
Miscellaneous	38,709
Total expenses before reductions	23,182,316
Expense reductions	(12,904)	23,169,412
Net investment income (loss)		40,432,818
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	134,877,861
Redemptions in-kind with affiliated entities	20,812,198
Foreign currency transactions	(31,090)
Total net realized gain (loss)		155,658,969
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $13,239)	315,419,939
Assets and liabilities in foreign currencies	(37,629)
Total change in net unrealized appreciation (depreciation)		315,382,310
Net gain (loss)		471,041,279
Net increase (decrease) in net assets resulting from operations		$ 511,474,097

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,432,818	$ 41,894,781
Net realized gain (loss)	155,658,969	171,640,518
Change in net unrealized appreciation (depreciation)	315,382,310	26,588,951
Net increase (decrease) in net assets resulting from operations	511,474,097	240,124,250
Distributions to shareholders from net investment income	(39,618,532)	(38,989,125)
Distributions to shareholders from net realized gain	(102,399,285)	(137,187,027)
Total distributions	(142,017,817)	(176,176,152)
Share transactions - net increase (decrease)	686,786,861	(294,831,730)
Redemption fees	51,833	32,907
Total increase (decrease) in net assets	1,056,294,974	(230,850,725)

Net Assets
Beginning of period	2,055,802,403	2,286,653,128
End of period (including undistributed net investment income of $5,947,947 and undistributed net investment income of $5,732,152, respectively)	$ 3,112,097,377	$ 2,055,802,403

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 87.93	$ 85.67	$ 74.90	$ 67.65	$ 61.06
Income from Investment Operations
Net investment income (loss) C	1.37	1.43	1.26	1.22	.98
Net realized and unrealized gain (loss)	17.28	7.51	11.73	8.73	7.10
Total from investment operations	18.65	8.94	12.99	9.95	8.08
Distributions from net investment income	(1.28)	(1.44)	(1.08)	(1.06)	(.83)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(5.25) J	(6.68)	(2.22)	(2.70)	(1.49)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 101.33	$ 87.93	$ 85.67	$ 74.90	$ 67.65
Total ReturnA, B	21.95%	10.53%	17.60%	15.00%	13.27%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.06%	1.08%	1.10%	1.11%
Expenses net of fee waivers, if any	1.05%	1.06%	1.08%	1.10%	1.11%
Expenses net of all reductions	1.05%	1.06%	1.08%	1.09%	1.11%
Net investment income (loss)	1.45%	1.61%	1.58%	1.74%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 414,151	$ 329,459	$ 277,329	$ 205,851	$ 160,526
Portfolio turnover rateE	42% I	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $5.25 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $3.976 per share.

Financial Highlights - Class T

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 87.37	$ 85.18	$ 74.49	$ 67.30	$ 60.77
Income from Investment Operations
Net investment income (loss) C	1.10	1.18	1.03	1.01	.79
Net realized and unrealized gain (loss)	17.15	7.46	11.68	8.68	7.05
Total from investment operations	18.25	8.64	12.71	9.69	7.84
Distributions from net investment income	(1.04)	(1.21)	(.88)	(.86)	(.65)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(5.01) J	(6.45)	(2.02)	(2.50)	(1.31)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 100.61	$ 87.37	$ 85.18	$ 74.49	$ 67.30
Total ReturnA, B	21.60%	10.23%	17.29%	14.67%	12.93%
Ratios to Average Net Assets D, F
Expenses before reductions	1.32%	1.33%	1.36%	1.38%	1.40%
Expenses net of fee waivers, if any	1.32%	1.33%	1.36%	1.38%	1.40%
Expenses net of all reductions	1.32%	1.33%	1.35%	1.38%	1.40%
Net investment income (loss)	1.18%	1.34%	1.30%	1.45%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,489	$ 61,421	$ 52,024	$ 39,047	$ 31,496
Portfolio turnover rateE	42% I	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $5.01 per share is comprised of distributions from net investment income of $1.036 and distributions from net realized gain of $3.976 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.90	$ 84.72	$ 74.01	$ 66.83	$ 60.37
Income from Investment Operations
Net investment income (loss) C	.63	.71	.61	.64	.46
Net realized and unrealized gain (loss)	17.06	7.40	11.61	8.61	6.98
Total from investment operations	17.69	8.11	12.22	9.25	7.44
Distributions from net investment income	(.48)	(.69)	(.37)	(.43)	(.32)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(4.46)	(5.93)	(1.51)	(2.07)	(.98)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 100.13	$ 86.90	$ 84.72	$ 74.01	$ 66.83
Total ReturnA, B	21.01%	9.63%	16.68%	14.06%	12.35%
Ratios to Average Net Assets D, F
Expenses before reductions	1.82%	1.86%	1.89%	1.91%	1.91%
Expenses net of fee waivers, if any	1.82%	1.86%	1.89%	1.91%	1.91%
Expenses net of all reductions	1.82%	1.86%	1.88%	1.90%	1.91%
Net investment income (loss)	.68%	.81%	.78%	.93%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,799	$ 17,388	$ 18,548	$ 19,330	$ 20,033
Portfolio turnover rateE	42% I	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class C

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.32	$ 84.28	$ 73.75	$ 66.71	$ 60.29
Income from Investment Operations
Net investment income (loss) C	.65	.75	.65	.68	.49
Net realized and unrealized gain (loss)	16.93	7.36	11.55	8.59	7.00
Total from investment operations	17.58	8.11	12.20	9.27	7.49
Distributions from net investment income	(.65)	(.84)	(.53)	(.59)	(.41)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(4.63)	(6.07) J	(1.67)	(2.23)	(1.07)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 99.27	$ 86.32	$ 84.28	$ 73.75	$ 66.71
Total ReturnA, B	21.03%	9.70%	16.73%	14.14%	12.44%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.82%	1.83%	1.85%	1.86%
Expenses net of fee waivers, if any	1.80%	1.82%	1.83%	1.85%	1.86%
Expenses net of all reductions	1.80%	1.81%	1.82%	1.84%	1.85%
Net investment income (loss)	.70%	.85%	.83%	.99%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 228,151	$ 164,669	$ 134,966	$ 102,321	$ 81,239
Portfolio turnover rateE	42% I	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 88.51	$ 86.17	$ 75.29	$ 67.98	$ 61.34
Income from Investment Operations
Net investment income (loss) B	1.64	1.69	1.48	1.42	1.14
Net realized and unrealized gain (loss)	17.40	7.55	11.82	8.76	7.14
Total from investment operations	19.04	9.24	13.30	10.18	8.28
Distributions from net investment income	(1.54)	(1.66)	(1.28)	(1.24)	(.98)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(5.52)	(6.90)	(2.42)	(2.87) I	(1.64)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 102.03	$ 88.51	$ 86.17	$ 75.29	$ 67.98
Total ReturnA	22.27%	10.82%	17.94%	15.30%	13.55%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.79%	.81%	.83%	.86%
Expenses net of fee waivers, if any	.77%	.79%	.81%	.83%	.86%
Expenses net of all reductions	.77%	.79%	.80%	.82%	.86%
Net investment income (loss)	1.73%	1.88%	1.85%	2.01%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,173,970	$ 1,328,594	$ 1,425,055	$ 1,202,440	$ 877,548
Portfolio turnover rateD	42% H	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 88.33	$ 85.92	$ 75.14	$ 67.84	$ 61.26
Income from Investment Operations
Net investment income (loss) B	1.59	1.66	1.45	1.39	1.15
Net realized and unrealized gain (loss)	17.40	7.53	11.79	8.73	7.13
Total from investment operations	18.99	9.19	13.24	10.12	8.28
Distributions from net investment income	(1.44)	(1.54)	(1.32)	(1.19)	(1.04)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(5.41) I	(6.78)	(2.46)	(2.82) J	(1.70)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 101.91	$ 88.33	$ 85.92	$ 75.14	$ 67.84
Total ReturnA	22.26%	10.80%	17.90%	15.24%	13.57%
Ratios to Average Net Assets C, E
Expenses before reductions	.80%	.82%	.85%	.87%	.87%
Expenses net of fee waivers, if any	.80%	.82%	.85%	.87%	.87%
Expenses net of all reductions	.80%	.82%	.84%	.87%	.87%
Net investment income (loss)	1.70%	1.85%	1.81%	1.96%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 198,538	$ 154,271	$ 378,731	$ 163,544	$ 237,883
Portfolio turnover rateD	42% H	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Total distributions of $5.41 per share is comprised of distributions from net investment income of $1.436 and distributions from net realized gain of $3.976 per share.

J Total distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, redemption in kind, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 926,318,732
Gross unrealized depreciation	(39,470,234)
Net unrealized appreciation (depreciation) on securities	$ 886,848,498

Tax Cost	$ 2,234,267,096

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,540,825
Undistributed long-term capital gain	$ 82,071,386
Net unrealized appreciation (depreciation) on securities and other investments	$ 886,821,686

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 43,895,099	$ 40,643,236
Long-term Capital Gains	98,122,718	135,532,916
Total	$ 142,017,817	$ 176,176,152

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,618,121,721 and $1,046,857,746, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 887,388	$ 8,962
Class T	.25%	.25%	349,080	259
Class B	.75%	.25%	167,656	125,772
Class C	.75%	.25%	1,862,251	335,223
			$ 3,266,375	$ 470,216

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 197,186
Class T	27,506
Class B*	9,631
Class C*	13,925
$ 248,248

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 711,350.20
Class T	156,755.22
Class B	37,489.22
Class C	376,017.20
Consumer Staples	2,989,524.18
Institutional Class	443,680.20
	$ 4,714,815

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14,678 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind. During the period, 523,611 shares of the Fund held by an affiliated entity were redeemed for investments with a value of $47,287,323. The net realized gain of $20,812,198 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. Then Investing Funds delivered cash and investments valued at $64,348,425 in exchange for 712,528 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,649 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $366,992.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9,955 for the period.

The investment adviser reimbursed a portion of the Fund's operating expenses, including certain Consumer Staples expenses during the period in the amount of $2,949.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014
From net investment income
Class A	$ 4,812,004	$ 5,205,524
Class T	776,331	826,286
Class B	83,556	138,623
Class C	1,335,126	1,548,556
Consumer Staples	29,856,743	26,141,452
Institutional Class	2,754,772	5,128,684
Total	$ 39,618,532	$ 38,989,125
From net realized gain
Class A	$ 14,768,867	$ 18,454,866
Class T	2,841,831	3,478,167
Class B	743,976	1,077,295
Class C	7,778,566	9,334,082
Consumer Staples	65,408,817	84,245,287
Institutional Class	10,857,228	20,597,330
Total	$ 102,399,285	$ 137,187,027

Annual Report

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014	2015	2014
Class A
Shares sold	1,066,097	1,297,946	$ 101,322,941	$ 115,706,038
Reinvestment of distributions	205,710	234,768	18,829,531	20,739,532
Shares redeemed	(931,333)	(1,022,897)	(86,559,239)	(90,649,691)
Net increase (decrease)	340,474	509,817	$ 33,593,233	$ 45,795,879
Class T
Shares sold	215,514	171,739	$ 20,203,421	$ 15,157,502
Reinvestment of distributions	38,102	46,535	3,463,287	4,086,883
Shares redeemed	(146,712)	(126,021)	(13,666,581)	(11,017,450)
Net increase (decrease)	106,904	92,253	$ 10,000,127	$ 8,226,935
Class B
Shares sold	7,270	16,325	$ 675,777	$ 1,431,261
Reinvestment of distributions	8,161	11,472	730,673	1,003,061
Shares redeemed	(57,733)	(46,659)	(5,359,510)	(4,085,147)
Net increase (decrease)	(42,302)	(18,862)	$ (3,953,060)	$ (1,650,825)
Class C
Shares sold	636,469	622,483	$ 59,593,472	$ 54,501,354
Reinvestment of distributions	86,847	101,164	7,772,854	8,787,354
Shares redeemed	(332,705)	(417,359)	(30,479,924)	(36,266,564)
Net increase (decrease)	390,611	306,288	$ 36,886,402	$ 27,022,144
Consumer Staples
Shares sold	8,889,529	3,438,166	$ 838,041,591	$ 309,005,043
Reinvestment of distributions	985,926	1,188,981	91,713,079	105,681,529
Shares redeemed	(3,580,043)	(6,154,349)	(340,719,360)	(548,691,818)
Net increase (decrease)	6,295,412	(1,527,202)	$ 589,035,310	$ (134,005,246)
Institutional Class
Shares sold	3,870,748 A	2,006,485	$ 354,438,000A	$ 181,066,529
Reinvestment of distributions	135,150	271,028	12,187,732	24,047,781
Shares redeemed	(3,804,175)B	(4,939,085)	(345,400,883)B	(445,334,927)
Net increase (decrease)	201,723	(2,661,572)	$ 21,224,849	$ (240,220,617)

A Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

B Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Annual Report

Fidelity Advisor Gold Fund - Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-22.45%	-13.54%	0.78%
Class T (incl. 3.50% sales charge) B	-20.82%	-13.37%	0.80%
Class B (incl. contingent deferred sales charge) C	-22.39%	-13.47%	0.84%
Class C (incl. contingent deferred sales charge) D	-19.15%	-13.14%	0.75%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Class A on February 28, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. See footnote A for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from S. Joseph Wickwire II, Portfolio Manager, Fidelity Advisor® Gold Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -17.72%, -17.95%, -18.31% and -18.33%, respectively (excluding sales charges), underperforming the -16.34% return of its industry benchmark, the S&P® Global BMI Gold Capped Index, and the S&P® 500. By comparison, the broadly based MSCI ACWI (All Country World Index) Index added 7.95%. It was a difficult year for gold and gold stocks as the period saw gold prices fall from a high of $1,383 to a low of $1,141 an ounce during the period. The fund underperformed its industry benchmark by underweighting names that outperformed, including Newmont Mining and Zinjin Mining Group, the latter of which we did not own. Overweighting names that lost ground also hurt, including B2Gold and Argonaut Gold. Some non-gold equity positions also dragged on the fund's result. Conversely, underweighting stocks that underperformed contributed to results, including Barrick Gold, which lagged on concerns about its debt level and management changes, along with uncertainty about its strategy after a failed attempt to acquire Newmont. Our bullion position also contributed, as it outperformed the gold equity benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Class A	1.19%
Actual		$ 1,000.00	$ 789.50	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,018.89	$ 5.96
Class T	1.46%
Actual		$ 1,000.00	$ 788.20	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.30
Class B	1.93%
Actual		$ 1,000.00	$ 786.80	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.93%
Actual		$ 1,000.00	$ 786.80	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Gold	.91%
Actual		$ 1,000.00	$ 790.90	$ 4.04
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56
Institutional Class	.89%
Actual		$ 1,000.00	$ 790.90	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

B Annualized expense ratio reflects consolidated expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Consolidated Investment Changes (Unaudited)

Top Ten Holdings as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	8.8	8.9
Randgold Resources Ltd. sponsored ADR	7.1	5.6
Newcrest Mining Ltd.	6.2	4.8
Gold Bullion	6.2	6.3
Franco-Nevada Corp.	6.1	4.9
Agnico Eagle Mines Ltd. (Canada)	5.0	4.7
Silver Bullion	4.2	5.1
Eldorado Gold Corp.	4.1	5.1
Newmont Mining Corp.	4.0	3.1
Barrick Gold Corp.	3.8	5.1
	55.5
Top Industries (% of fund's net assets)
As of February 28, 2015
Gold	87.6%
Commodities & Related Investments**	10.4%
Precious Metals & Minerals	0.1%
Silver	0.7%
Diversified Metals & Mining	0.2%
Steel	0.0%
All Others*	1.0%

As of August 31, 2014
Gold	87.0%
Commodities & Related Investments**	11.4%
Precious Metals & Minerals	0.6%
Diversified Metals & Mining	0.3%
Coal & Consumable Fuels	0.2%
Silver	0.2%
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).
** Includes gold bullion and/or silver bullion.
Geographic Diversification (% of fund's net assets)
As of February 28, 2015
Canada	55.8%
United States of America*	19.1%
Australia	8.1%
Bailiwick of Jersey	7.9%
South Africa	6.9%
Peru	0.8%
Bermuda	0.7%
Cayman Islands	0.4%
United Kingdom	0.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of August 31, 2014
Canada	59.0%
United States of America*	18.2%
South Africa	7.1%
Australia	6.9%
Bailiwick of Jersey	6.5%
Bermuda	0.9%
Peru	0.7%
Cayman Islands	0.5%
United Kingdom	0.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 88.6%
	Shares	Value
Australia - 8.1%
METALS & MINING - 8.1%
Gold - 8.1%
Beadell Resources Ltd. (d)	7,687,418	$ 1,922,223
Evolution Mining Ltd.	1,437,195	948,955
Kingsgate Consolidated NL (a)	78,274	48,319
Medusa Mining Ltd. (a)(d)	1,983,595	1,518,982
Newcrest Mining Ltd. (a)	6,223,650	69,980,874
Northern Star Resources Ltd.	4,604,518	8,491,210
Perseus Mining Ltd.:
(Australia) (a)(d)	2,122,134	588,674
(Canada) (a)	1,300,000	369,170
Regis Resources Ltd. (a)(d)	2,525,393	3,759,217
Resolute Mng Ltd. (a)	2,390,161	616,332
Saracen Mineral Holdings Ltd. (a)	4,516,787	1,482,355
Silver Lake Resources Ltd. (a)(d)	4,346,985	696,330
Troy Resources NL (a)	195,000	84,567
Troy Resources NL (a)(e)	734,826	323,298
		90,830,506
Bailiwick of Jersey - 7.9%
METALS & MINING - 7.9%
Gold - 7.9%
Centamin PLC	1,848,700	1,878,008
Lydian International Ltd. (a)	2,325,200	930,006
Polyus Gold International Ltd. (d)	222,400	697,863
Polyus Gold International Ltd. sponsored GDR	1,509,831	4,620,083
Randgold Resources Ltd. sponsored ADR (d)	1,010,495	80,021,099
		88,147,059
Bermuda - 0.7%
METALS & MINING - 0.7%
Gold - 0.7%
Continental Gold Ltd. (a)	4,907,000	7,850,572
Steel - 0.0%
African Minerals Ltd. (a)(d)	1,718,700	27
TOTAL METALS & MINING		7,850,599
Canada - 55.8%
METALS & MINING - 55.8%
Diversified Metals & Mining - 0.2%
Ivanhoe Mines Ltd. (a)	2,225,300	1,477,481
Ivanhoe Mines Ltd. Class A warrants 12/10/15 (a)(e)	837,300	20,094
NovaCopper, Inc. (a)	488,333	293,000
Sabina Gold & Silver Corp. (a)(d)	980,000	301,816
True Gold Mining, Inc. (a)	191,000	29,794
		2,122,185
Gold - 54.8%
Agnico Eagle Mines Ltd. (Canada) (d)	1,759,901	56,551,654

	Shares	Value
Alacer Gold Corp.	2,187,363	$ 4,741,824
Alamos Gold, Inc.	1,174,000	7,099,784
Argonaut Gold, Inc. (a)	4,558,862	7,585,340
ATAC Resources Ltd. (a)	67,200	32,253
AuRico Gold, Inc.	112,100	395,457
B2Gold Corp. (a)	22,915,693	38,678,596
Barrick Gold Corp. (d)	3,295,369	42,862,731
Centerra Gold, Inc.	1,335,600	6,527,891
Detour Gold Corp. (a)	2,042,100	19,749,611
Detour Gold Corp. (a)(e)	785,900	7,600,617
Eldorado Gold Corp. (d)	7,903,535	45,583,943
Franco-Nevada Corp.	1,297,800	68,476,832
Gabriel Resources Ltd. (a)(d)	1,020,600	661,296
Goldcorp, Inc.	4,486,700	98,807,176
GoldQuest Mining Corp. (a)	2,318,500	250,378
Guyana Goldfields, Inc. (a)	3,286,900	8,571,549
Guyana Goldfields, Inc. (a)(e)	155,000	404,208
IAMGOLD Corp. (a)	2,920,000	7,147,588
Kinross Gold Corp. (a)	3,460,291	9,743,400
Kirkland Lake Gold, Inc. (a)(d)	376,000	1,570,050
Lake Shore Gold Corp. (a)(d)	2,806,600	2,559,414
Midas Gold Corp. (a)	100,500	40,197
New Gold, Inc. (a)	6,615,175	25,347,323
NGEx Resources, Inc. (a)	65,000	55,116
Novagold Resources, Inc. (a)	1,935,700	7,200,228
OceanaGold Corp.	2,842,300	5,434,043
Orezone Gold Corp. (a)	371,100	157,334
Osisko Gold Royalties Ltd.	546,193	7,794,643
Pilot Gold, Inc. (a)	1,418,150	1,225,184
Premier Gold Mines Ltd. (a)(g)	10,416,222	20,747,454
Pretium Resources, Inc. (a)	856,538	5,289,556
Pretium Resources, Inc. (a)(e)	225,000	1,389,489
Pretium Resources, Inc. (a)(f)	225,000	1,389,489
Primero Mining Corp. (a)(d)	1,506,800	5,351,725
Richmont Mines, Inc. (a)	239,900	804,080
Rio Alto Mining Ltd. (a)	2,742,235	8,598,961
Romarco Minerals, Inc. (a)	31,476,998	13,596,975
Romarco Minerals, Inc. (a)(e)	5,900,000	2,548,596
Romarco Minerals, Inc. (f)	4,600,000	1,788,337
Roxgold, Inc. (a)	100,000	51,996
Rubicon Minerals Corp. (a)	5,376,402	6,279,135
Seabridge Gold, Inc. (a)	659,166	5,121,721
SEMAFO, Inc. (a)	2,895,700	8,964,370
Teranga Gold Corp. (a)	85,000	46,916
Teranga Gold Corp. CDI unit (a)(d)	3,338,072	1,851,942
Timmins Gold Corp. (a)	122,600	106,899
Torex Gold Resources, Inc. (a)	20,093,200	18,484,265
Yamana Gold, Inc.	6,909,420	29,348,868
		614,616,434
Precious Metals & Minerals - 0.1%
Chesapeake Gold Corp. (a)	12,000	21,886
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Gold Standard Ventures Corp. (a)	2,125,400	$ 918,099
Klondex Mines Ltd. (a)	1,000	2,160
		942,145
Silver - 0.7%
MAG Silver Corp. (a)	171,000	1,237,941
Silver Wheaton Corp.	47,700	1,030,238
Tahoe Resources, Inc.	426,600	5,968,510
		8,236,689
TOTAL METALS & MINING		625,917,453
Cayman Islands - 0.4%
METALS & MINING - 0.4%
Gold - 0.4%
Endeavour Mining Corp. (a)	8,267,400	3,968,035
Peru - 0.8%
METALS & MINING - 0.8%
Gold - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	777,528	9,003,774
South Africa - 6.9%
METALS & MINING - 6.9%
Gold - 6.9%
AngloGold Ashanti Ltd. sponsored ADR (a)	3,046,508	34,334,145
Gold Fields Ltd. sponsored ADR	5,219,126	24,268,936
Harmony Gold Mining Co. Ltd. (a)	1,484,000	3,625,670
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(d)	1,757,900	4,324,434
Sibanye Gold Ltd. ADR	1,023,906	10,843,165
		77,396,350
United Kingdom - 0.3%
METALS & MINING - 0.3%
Gold - 0.3%
Acacia Mining PLC	837,800	3,559,540
Pan African Resources PLC	15,000	2,721
		3,562,261
United States of America - 7.7%
METALS & MINING - 7.7%
Gold - 7.7%
Gold Resource Corp. (d)	115,000	397,900
McEwen Mining, Inc. (a)(d)	679,110	767,394

	Shares	Value
Newmont Mining Corp.	1,718,500	$ 45,248,105
Royal Gold, Inc.	552,113	39,807,347
		86,220,746
TOTAL COMMON STOCKS (Cost $1,340,424,123)		992,896,783
Commodities - 10.4%
	Troy Ounces
Gold Bullion (a)	57,510	69,704,996
Silver Bullion (a)	2,837	47,051,645
TOTAL COMMODITIES (Cost $130,172,232)		116,756,641
Money Market Funds - 11.1%

Fidelity Cash Central Fund, 0.13% (b)	6,190,705	6,190,705
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	118,585,234	118,585,234
TOTAL MONEY MARKET FUNDS (Cost $124,775,939)		124,775,939
TOTAL INVESTMENT PORTFOLIO - 110.1% (Cost $1,595,372,294)	1,234,429,363
NET OTHER ASSETS (LIABILITIES) - (10.1)%	(112,830,851)
NET ASSETS - 100%	$ 1,121,598,512
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,286,302 or 1.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,177,826 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pretium Resources, Inc.	3/31/11	$ 2,172,293
Romarco Minerals, Inc.	12/12/14	1,987,728
(g) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,364
Fidelity Securities Lending Cash Central Fund	439,263
Total	$ 448,627
Consolidated Subsidiary	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 225,764,683	$ 65,099,608	$ 147,759,808	$ -	$ 116,684,748
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Premier Gold Mines Ltd.	$ 20,772,705	$ 1,654,461	$ 668,621	$ -	$ 20,747,454
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 992,896,783	$ 987,434,430	$ 5,414,007	$ 48,346
Commodities	116,756,641	116,756,641	-	-
Money Market Funds	124,775,939	124,775,939	-	-
Total Investments in Securities:	$ 1,234,429,363	$ 1,228,967,010	$ 5,414,007	$ 48,346

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $113,727,253) - See accompanying schedule: Unaffiliated issuers (cost $1,309,030,420)	$ 972,149,329
Fidelity Central Funds (cost $124,775,939)	124,775,939
Commodities (cost $130,172,232)	116,756,641
Other affiliated issuers (cost $31,393,703)	20,747,454
Total Investments (cost $1,595,372,294)		$ 1,234,429,363
Foreign currency held at value (cost $104,547)		104,547
Receivable for investments sold		5,509,685
Receivable for fund shares sold		2,227,907
Dividends receivable		369,487
Distributions receivable from Fidelity Central Funds		21,274
Prepaid expenses		5,477
Other receivables		25,556
Total assets		1,242,693,296

Liabilities
Payable for investments purchased	$ 106,570
Payable for fund shares redeemed	1,407,905
Accrued management fee	512,689
Distribution and service plan fees payable	50,874
Other affiliated payables	295,764
Other payables and accrued expenses	135,748
Collateral on securities loaned, at value	118,585,234
Total liabilities		121,094,784

Net Assets		$ 1,121,598,512
Net Assets consist of:
Paid in capital		$ 2,578,854,710
Accumulated net investment loss		(19,281)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,096,295,003)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(360,941,914)
Net Assets		$ 1,121,598,512

Consolidated Statement of Assets and Liabilities -
continued

February 28, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($46,898,129 ÷ 2,588,967 shares)	$ 18.11

Maximum offering price per share (100/94.25 of $18.11)	$ 19.21
Class T: Net Asset Value and redemption price per share ($16,199,778 ÷ 908,445 shares)	$ 17.83

Maximum offering price per share (100/96.50 of $17.83)	$ 18.48
Class B: Net Asset Value and offering price per share ($2,460,813 ÷ 142,495 shares)A	$ 17.27

Class C: Net Asset Value and offering price per share ($39,428,756 ÷ 2,292,391 shares)A	$ 17.20

Gold: Net Asset Value, offering price and redemption price per share ($992,944,244 ÷ 53,678,374 shares)	$ 18.50

Institutional Class: Net Asset Value, offering price and redemption price per share ($23,666,792 ÷ 1,279,261 shares)	$ 18.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Gold Portfolio
Consolidated Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 9,166,344
Income from Fidelity Central Funds (including $439,263 from security lending)		448,627
Income before foreign taxes withheld		9,614,971
Less foreign taxes withheld		(1,113,899)
Total income		8,501,072

Expenses
Management fee	$ 7,307,511
Transfer agent fees	3,307,819
Distribution and service plan fees	625,615
Accounting and security lending fees	580,399
Custodian fees and expenses	283,527
Independent trustees' compensation	25,214
Registration fees	150,605
Audit	44,883
Legal	6,776
Interest	472
Miscellaneous	28,792
Total expenses before reductions	12,361,613
Expense reductions	(454,642)	11,906,971
Net investment income (loss)		(3,405,899)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(218,966,450)
Other affiliated issuers	(897,919)
Commodities	(11,867,162)
Foreign currency transactions	197,792
Total net realized gain (loss)		(231,533,739)
Change in net unrealized appreciation (depreciation) on: Investments	(5,621,130)
Assets and liabilities in foreign currencies	(1,978)
Commodities	(13,914,448)
Total change in net unrealized appreciation (depreciation)		(19,537,556)
Net gain (loss)		(251,071,295)
Net increase (decrease) in net assets resulting from operations		$ (254,477,194)

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,405,899)	$ 3,413,053
Net realized gain (loss)	(231,533,739)	(556,608,289)
Change in net unrealized appreciation (depreciation)	(19,537,556)	(88,077,933)
Net increase (decrease) in net assets resulting from operations	(254,477,194)	(641,273,169)
Share transactions - net increase (decrease)	(124,744,949)	(461,130,558)
Redemption fees	222,335	396,348
Total increase (decrease) in net assets	(378,999,808)	(1,102,007,379)

Net Assets
Beginning of period	1,500,598,320	2,602,605,699
End of period (including accumulated net investment loss of $19,281 and accumulated net investment loss of $8,084, respectively)	$ 1,121,598,512	$ 1,500,598,320

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2015	2014	2013	2012 I	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 22.01	$ 30.25	$ 45.37	$ 50.92	$ 40.50
Income from Investment Operations
Net investment income (loss) D	(.10)	- A	.07	(.13)	(.30)
Net realized and unrealized gain (loss)	(3.80)	(8.25)	(15.19)	(2.83)	15.28
Total from investment operations	(3.90)	(8.25)	(15.12)	(2.96)	14.98
Distributions from net realized gain	-	-	-	(2.59)	(4.57)
Redemption fees added to paid in capital D	- A	.01	- A	- A	.01
Net asset value, end of period	$ 18.11	$ 22.01	$ 30.25	$ 45.37	$ 50.92
Total ReturnB, C	(17.72)%	(27.24)%	(33.33)%	(6.24)%	36.99%
Ratios to Average Net Assets E, H
Expenses before reductions	1.23%	1.21%	1.18%	1.14%	1.16%
Expenses net of fee waivers, if any	1.19%	1.19%	1.17%	1.14%	1.15%
Expenses net of all reductions	1.19%	1.18%	1.17%	1.14%	1.14%
Net investment income (loss)	(.51)%	-% G	.18%	(.28)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,898	$ 60,270	$ 101,202	$ 152,969	$ 149,178
Portfolio turnover rateF	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CTotal returns do not include the effect of the sales charges. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GAmount represents less than .01%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IFor the year ended February 29.

Consolidated Financial Highlights - Class T

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.73	$ 29.95	$ 45.04	$ 50.68	$ 40.34
Income from Investment Operations
Net investment income (loss) D	(.15)	(.06)	(.03)	(.27)	(.43)
Net realized and unrealized gain (loss)	(3.75)	(8.17)	(15.06)	(2.80)	15.21
Total from investment operations	(3.90)	(8.23)	(15.09)	(3.07)	14.78
Distributions from net realized gain	-	-	-	(2.57)	(4.45)
Redemption fees added to paid in capital D	- A	.01	- A	- A	.01
Net asset value, end of period	$ 17.83	$ 21.73	$ 29.95	$ 45.04	$ 50.68
Total ReturnB, C	(17.95)%	(27.45)%	(33.50)%	(6.49)%	36.62%
Ratios to Average Net Assets E, G
Expenses before reductions	1.50%	1.49%	1.45%	1.43%	1.44%
Expenses net of fee waivers, if any	1.46%	1.47%	1.44%	1.42%	1.42%
Expenses net of all reductions	1.46%	1.46%	1.44%	1.42%	1.42%
Net investment income (loss)	(.79)%	(.28)%	(.09)%	(.57)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,200	$ 18,402	$ 24,913	$ 40,664	$ 45,846
Portfolio turnover rateF	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CTotal returns do not include the effect of the sales charges. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.14	$ 29.27	$ 44.24	$ 50.02	$ 39.87
Income from Investment Operations
Net investment income (loss) D	(.24)	(.16)	(.21)	(.49)	(.66)
Net realized and unrealized gain (loss)	(3.63)	(7.98)	(14.76)	(2.76)	15.02
Total from investment operations	(3.87)	(8.14)	(14.97)	(3.25)	14.36
Distributions from net realized gain	-	-	-	(2.53)	(4.21)
Redemption fees added to paid in capital D	- A	.01	- A	- A	- A
Net asset value, end of period	$ 17.27	$ 21.14	$ 29.27	$ 44.24	$ 50.02
Total ReturnB, C	(18.31)%	(27.78)%	(33.84)%	(6.95)%	35.97%
Ratios to Average Net Assets E, G
Expenses before reductions	1.97%	1.95%	1.93%	1.90%	1.93%
Expenses net of fee waivers, if any	1.93%	1.93%	1.92%	1.90%	1.92%
Expenses net of all reductions	1.93%	1.93%	1.91%	1.90%	1.91%
Net investment income (loss)	(1.26)%	(.75)%	(.57)%	(1.04)%	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,461	$ 4,373	$ 9,423	$ 20,894	$ 26,837
Portfolio turnover rateF	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CTotal returns do not include the effect of the contingent deferred sales charge. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

Consolidated Financial Highlights - Class C

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.06	$ 29.15	$ 44.05	$ 49.81	$ 39.75
Income from Investment Operations
Net investment income (loss) D	(.23)	(.16)	(.20)	(.47)	(.64)
Net realized and unrealized gain (loss)	(3.63)	(7.94)	(14.70)	(2.76)	14.98
Total from investment operations	(3.86)	(8.10)	(14.90)	(3.23)	14.34
Distributions from net realized gain	-	-	-	(2.53)	(4.28)
Redemption fees added to paid in capital D	- A	.01	- A	- A	- A
Net asset value, end of period	$ 17.20	$ 21.06	$ 29.15	$ 44.05	$ 49.81
Total ReturnB, C	(18.33)%	(27.75)%	(33.83)%	(6.93)%	36.01%
Ratios to Average Net Assets E, G
Expenses before reductions	1.96%	1.96%	1.93%	1.87%	1.89%
Expenses net of fee waivers, if any	1.92%	1.94%	1.92%	1.87%	1.88%
Expenses net of all reductions	1.92%	1.93%	1.91%	1.87%	1.87%
Net investment income (loss)	(1.25)%	(.76)%	(.57)%	(1.01)%	(1.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,429	$ 33,811	$ 37,787	$ 67,996	$ 72,431
Portfolio turnover rateF	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CTotal returns do not include the effect of the contingent deferred sales charge. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 22.41	$ 30.72	$ 45.96	$ 51.44	$ 40.85
Income from Investment Operations
Net investment income (loss) B	(.04)	.06	.16	(.02)	(.18)
Net realized and unrealized gain (loss)	(3.87)	(8.38)	(15.40)	(2.85)	15.43
Total from investment operations	(3.91)	(8.32)	(15.24)	(2.87)	15.25
Distributions from net realized gain	-	-	-	(2.61)	(4.67)
Redemption fees added to paid in capital B	- G	.01	- G	- G	.01
Net asset value, end of period	$ 18.50	$ 22.41	$ 30.72	$ 45.96	$ 51.44
Total ReturnA	(17.45)%	(27.05)%	(33.16)%	(6.00)%	37.35%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	.94%	.93%	.89%	.91%
Expenses net of fee waivers, if any	.90%	.92%	.92%	.89%	.90%
Expenses net of all reductions	.90%	.91%	.92%	.89%	.89%
Net investment income (loss)	(.22)%	.27%	.43%	(.03)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 992,944	$ 1,275,913	$ 2,301,019	$ 3,924,440	$ 4,250,249
Portfolio turnover rateD	20%	56%	18%	22%	35%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FFor the year ended February 29. GAmount represents less than $.01 per share.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 22.41	$ 30.69	$ 45.87	$ 51.32	$ 40.77
Income from Investment Operations
Net investment income (loss) C	(.04)	.07	.20	.02	(.15)
Net realized and unrealized gain (loss)	(3.87)	(8.36)	(15.38)	(2.85)	15.41
Total from investment operations	(3.91)	(8.29)	(15.18)	(2.83)	15.26
Distributions from net realized gain	-	-	-	(2.62)	(4.72)
Redemption fees added to paid in capital C	- A	.01	- A	- A	.01
Net asset value, end of period	$ 18.50	$ 22.41	$ 30.69	$ 45.87	$ 51.32
Total ReturnB	(17.45)%	(26.98)%	(33.09)%	(5.94)%	37.45%
Ratios to Average Net Assets D, F
Expenses before reductions	.90%	.87%	.84%	.82%	.85%
Expenses net of fee waivers, if any	.86%	.85%	.83%	.81%	.84%
Expenses net of all reductions	.86%	.84%	.82%	.81%	.83%
Net investment income (loss)	(.18)%	.34%	.52%	.04%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,667	$ 107,830	$ 128,262	$ 168,548	$ 137,246
Portfolio turnover rateE	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2015

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Consolidated Subsidiary.

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd, a wholly owned subsidiary (the "Subsidiary"). As of February 28, 2015, the Fund held an investment of $116,684,748 in the Subsidiary, representing 10.4% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015 is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, net operating losses, losses deferred due to wash sales and capital loss carryforwards.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 124,633,618
Gross unrealized depreciation	(616,152,284)
Net unrealized appreciation (depreciation) on securities	$ (491,518,666)

Tax Cost	$ 1,725,876,135

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (994,214,264)
Net unrealized appreciation (depreciation) on securities and other investments	$ (491,515,302)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (134,736,786)
Long-term	(859,477,478)
Total capital loss carryforward	$ (994,214,264)

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

Notes to Consolidated Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $248,761,008 and $376,980,261, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .58% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 132,576	$ 1,199
Class T	.25%	.25%	85,648	148
Class B	.75%	.25%	33,203	24,902
Class C	.75%	.25%	374,188	110,290
			$ 625,615	$ 136,539

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31,220
Class T	8,794
Class B*	5,893
Class C*	11,697
$ 57,604

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 162,318.31
Class T	56,530.33
Class B	10,095.30
Class C	107,920.29
Gold	2,890,947.26
Institutional Class	80,009.22
	$ 3,307,819

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $9,496 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,422,083.32%		$ 472

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,717 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Consolidated Financial Statements - continued

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $446,754.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $275.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Gold and Institutional Class expenses during the period in the amount of $7,613.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014	2015	2014
Class A
Shares sold	1,014,651	1,443,614	$ 20,366,842	$ 31,671,750
Shares redeemed	(1,163,476)	(2,051,264)	(22,763,258)	(45,809,186)
Net increase (decrease)	(148,825)	(607,650)	$ (2,396,416)	$ (14,137,436)
Class T
Shares sold	317,888	364,459	$ 6,202,712	$ 7,796,316
Shares redeemed	(256,267)	(349,602)	(4,926,125)	(7,601,870)
Net increase (decrease)	61,621	14,857	$ 1,276,587	$ 194,446
Class B
Shares sold	6,743	23,041	$ 129,320	$ 484,615
Shares redeemed	(71,044)	(138,145)	(1,326,720)	(3,024,154)
Net increase (decrease)	(64,301)	(115,104)	$ (1,197,400)	$ (2,539,539)
Class C
Shares sold	1,131,151	877,429	$ 21,162,781	$ 17,346,606
Shares redeemed	(444,470)	(567,911)	(8,210,673)	(12,102,759)
Net increase (decrease)	686,681	309,518	$ 12,952,108	$ 5,243,847
Gold
Shares sold	22,066,731	32,449,288	$ 446,680,830	$ 718,341,081
Shares redeemed	(25,311,740)	(50,439,253)	(508,417,315)	(1,182,529,714)
Net increase (decrease)	(3,245,009)	(17,989,965)	$ (61,736,485)	$ (464,188,633)
Institutional Class
Shares sold	1,547,691	2,126,861	$ 33,198,070	$ 46,661,254
Shares redeemed	(5,080,368)	(1,494,359)	(106,841,413)	(32,364,497)
Net increase (decrease)	(3,532,677)	632,502	$ (73,643,343)	$ 14,296,757

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Materials Fund - Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-3.67%	11.48%	10.38%
Class T (incl. 3.50% sales charge) B	-1.67%	11.68%	10.36%
Class B (incl. contingent deferred sales charge) C	-3.27%	11.66%	10.41%
Class C (incl. contingent deferred sales charge) D	0.51%	11.95%	10.32%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund was named Industrial Materials Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Class A on February 28, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. See footnote A for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Materials Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 2.20%, 1.90%, 1.35% and 1.43%, respectively (excluding sales charges), considerably trailing the 8.95% advance of the MSCI U.S. IMI Materials 25-50 Index and also lagging the S&P 500®. Disappointing growth in both developed and emerging economies resulted in deflationary trends that dampened returns in the materials sector. These trends included falling prices for most commodities - notably, crude oil - and a surging U.S. dollar, which often accompanies weakness in commodities. Versus the MSCI index, both stock selection and market selection hampered the fund's results. Our large overweighting in diversified chemicals firm FMC, the fund's biggest relative detractor, fell victim to less-favorable fundamentals than I anticipated. In FMC's case, it was the collapse of global grain prices and subsequent disappointing sales of the firm's pesticides and herbicides. I sold a little here but maintained most of the position. A non-index position in coal producer Peabody Energy - which I sold - also worked against us, as did a sizable overweighting in Eastman Chemical and not owning strong-performing index name Air Products and Chemicals. Conversely, the two largest relative contributors were paper packaging stocks Rock-Tenn and Graphic Packaging Holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Class A	1.06%
Actual		$ 1,000.00	$ 976.80	$ 5.20
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.36%
Actual		$ 1,000.00	$ 975.40	$ 6.66
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 6.81
Class B	1.89%
Actual		$ 1,000.00	$ 972.90	$ 9.25
HypotheticalA		$ 1,000.00	$ 1,015.42	$ 9.44
Class C	1.81%
Actual		$ 1,000.00	$ 973.20	$ 8.86
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Materials	.80%
Actual		$ 1,000.00	$ 978.10	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Institutional Class	.77%
Actual		$ 1,000.00	$ 978.30	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	11.4	2.7
Monsanto Co.	8.5	8.1
Praxair, Inc.	5.4	5.5
Rock-Tenn Co. Class A	5.4	3.7
Ecolab, Inc.	5.3	1.3
Eastman Chemical Co.	5.3	4.0
LyondellBasell Industries NV Class A	4.7	8.2
FMC Corp.	4.0	4.2
CF Industries Holdings, Inc.	3.4	3.9
Eagle Materials, Inc.	3.1	2.7
	56.5
Top Industries (% of fund's net assets)
As of February 28, 2015
Chemicals	70.0%
Containers & Packaging	16.6%
Metals & Mining	6.7%
Construction Materials	3.1%
Paper & Forest Products	1.7%
All Others*	1.9%

As of August 31, 2014
Chemicals	65.6%
Metals & Mining	14.8%
Containers & Packaging	10.4%
Construction Materials	5.2%
Oil, Gas & Consumable Fuels	2.0%
All Others*	2.0%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Materials Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CHEMICALS - 70.0%
Commodity Chemicals - 10.1%
Axiall Corp.	276,627	$ 12,810,596
Cabot Corp.	807,787	36,447,349
LyondellBasell Industries NV Class A	1,119,596	96,184,492
Methanex Corp. (d)	805,800	43,825,568
Orion Engineered Carbons SA	1,017,837	16,753,597
		206,021,602
Diversified Chemicals - 21.5%
E.I. du Pont de Nemours & Co.	3,019,400	235,060,289
Eastman Chemical Co.	1,460,130	108,721,280
FMC Corp.	1,289,836	81,788,501
Huntsman Corp.	734,100	16,487,886
		442,057,956
Fertilizers & Agricultural Chemicals - 15.0%
CF Industries Holdings, Inc.	231,823	70,991,157
Monsanto Co.	1,449,730	174,590,984
The Mosaic Co.	1,184,800	63,102,448
		308,684,589
Industrial Gases - 8.3%
Airgas, Inc.	507,396	59,476,959
Praxair, Inc.	871,874	111,512,685
		170,989,644
Specialty Chemicals - 15.1%
Albemarle Corp. U.S. (d)	454,800	25,728,036
Ashland, Inc.	447,600	57,122,712
Ecolab, Inc.	943,220	108,979,639
NewMarket Corp.	95,929	45,192,152
Sherwin-Williams Co.	107,754	30,731,441
W.R. Grace & Co. (a)(d)	432,640	42,896,256
		310,650,236
TOTAL CHEMICALS		1,438,404,027
CONSTRUCTION MATERIALS - 3.1%
Construction Materials - 3.1%
Eagle Materials, Inc.	816,555	64,099,568
CONTAINERS & PACKAGING - 16.6%
Metal & Glass Containers - 2.9%
Aptargroup, Inc.	470,524	30,993,416
Ball Corp.	386,800	27,737,428
		58,730,844
Paper Packaging - 13.7%
Avery Dennison Corp.	414,200	22,180,410
Graphic Packaging Holding Co.	3,456,895	52,164,546
MeadWestvaco Corp.	65,100	3,454,206

	Shares	Value
Packaging Corp. of America	555,700	$ 46,045,302
Rock-Tenn Co. Class A	1,602,442	109,991,619
Sealed Air Corp.	1,016,700	47,917,071
		281,753,154
TOTAL CONTAINERS & PACKAGING		340,483,998
ENERGY EQUIPMENT & SERVICES - 0.5%
Oil & Gas Equipment & Services - 0.5%
Aspen Aerogels, Inc. (e)	1,277,115	10,127,522
METALS & MINING - 6.7%
Diversified Metals & Mining - 0.2%
Copper Mountain Mining Corp. (a)	3,858,277	4,012,287
Gold - 2.3%
Franco-Nevada Corp.	333,900	17,617,826
Royal Gold, Inc.	413,804	29,835,268
		47,453,094
Steel - 4.2%
Nucor Corp.	1,001,900	47,119,357
Steel Dynamics, Inc.	2,213,000	40,320,860
		87,440,217
TOTAL METALS & MINING		138,905,598
PAPER & FOREST PRODUCTS - 1.7%
Paper Products - 1.7%
Domtar Corp.	757,500	34,239,000
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Trading Companies & Distributors - 0.5%
Wolseley PLC	170,134	10,430,283
TOTAL COMMON STOCKS (Cost $1,599,388,920)		2,036,689,996
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.13% (b)	17,238,460	17,238,460
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	33,808,395	33,808,395
TOTAL MONEY MARKET FUNDS (Cost $51,046,855)		51,046,855
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $1,650,435,775)	2,087,736,851
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(32,501,010)
NET ASSETS - 100%	$ 2,055,235,841
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,901
Fidelity Securities Lending Cash Central Fund	171,277
Total	$ 191,178
Other Affiliated Issuers
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aspen Aerogels, Inc.	$ -	$ 9,986,520	$ 1,418,932	$ -	$ 10,127,522
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $33,099,127) - See accompanying schedule: Unaffiliated issuers (cost $1,590,608,784)	$ 2,026,562,474
Fidelity Central Funds (cost $51,046,855)	51,046,855
Other affiliated issuers (cost $8,780,136)	10,127,522
Total Investments (cost $1,650,435,775)		$ 2,087,736,851
Receivable for investments sold		20,631,838
Receivable for fund shares sold		3,294,584
Dividends receivable		2,692,932
Distributions receivable from Fidelity Central Funds		3,536
Prepaid expenses		8,741
Other receivables		41,370
Total assets		2,114,409,852

Liabilities
Payable for investments purchased	$ 20,446,041
Payable for fund shares redeemed	3,331,966
Accrued management fee	932,386
Distribution and service plan fees payable	179,392
Other affiliated payables	389,442
Other payables and accrued expenses	86,389
Collateral on securities loaned, at value	33,808,395
Total liabilities		59,174,011

Net Assets		$ 2,055,235,841
Net Assets consist of:
Paid in capital		$ 1,634,284,846
Distributions in excess of net investment income		(33,066)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,317,015)
Net unrealized appreciation (depreciation) on investments		437,301,076
Net Assets		$ 2,055,235,841

Statement of Assets and Liabilities - continued

February 28, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($319,740,008 ÷ 3,975,236 shares)	$ 80.43

Maximum offering price per share (100/94.25 of $80.43)	$ 85.34
Class T: Net Asset Value and redemption price per share ($45,251,670 ÷ 566,021 shares)	$ 79.95

Maximum offering price per share (100/96.50 of $79.95)	$ 82.85
Class B: Net Asset Value and offering price per share ($6,486,746 ÷ 82,838 shares)A	$ 78.31

Class C: Net Asset Value and offering price per share ($107,697,018 ÷ 1,378,597 shares)A	$ 78.12

Materials: Net Asset Value, offering price and redemption price per share ($1,107,689,265 ÷ 13,713,587 shares)	$ 80.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($468,371,134 ÷ 5,810,723 shares)	$ 80.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 35,388,475
Interest		231,020
Income from Fidelity Central Funds		191,178
Total income		35,810,673

Expenses
Management fee	$ 11,769,676
Transfer agent fees	4,417,326
Distribution and service plan fees	2,258,375
Accounting and security lending fees	653,835
Custodian fees and expenses	36,379
Independent trustees' compensation	41,798
Registration fees	152,825
Audit	51,208
Legal	13,438
Interest	1,074
Miscellaneous	27,456
Total expenses before reductions	19,423,390
Expense reductions	(27,900)	19,395,490
Net investment income (loss)		16,415,183
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	134,791,589
Other affiliated issuers	212,549
Foreign currency transactions	(58,451)
Redemption in-kind with affiliated entities	6,050,156
Total net realized gain (loss)		140,995,843
Change in net unrealized appreciation (depreciation) on: Investment securities	(115,354,398)
Assets and liabilities in foreign currencies	2,668
Total change in net unrealized appreciation (depreciation)		(115,351,730)
Net gain (loss)		25,644,113
Net increase (decrease) in net assets resulting from operations		$ 42,059,296

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,415,183	$ 11,130,072
Net realized gain (loss)	140,995,843	105,883,339
Change in net unrealized appreciation (depreciation)	(115,351,730)	227,365,491
Net increase (decrease) in net assets resulting from operations	42,059,296	344,378,902
Distributions to shareholders from net investment income	(14,132,791)	(9,652,596)
Distributions to shareholders from net realized gain	(176,045,519)	(36,877,810)
Total distributions	(190,178,310)	(46,530,406)
Share transactions - net increase (decrease)	139,840,860	29,379,358
Redemption fees	59,111	36,980
Total increase (decrease) in net assets	(8,219,043)	327,264,834

Net Assets
Beginning of period	2,063,454,884	1,736,190,050
End of period (including distributions in excess of net investment income of $33,066 and distributions in excess of net investment income of $815,927, respectively)	$ 2,055,235,841	$ 2,063,454,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.46	$ 73.44	$ 69.23	$ 69.96	$ 52.54
Income from Investment Operations
Net investment income (loss) C	.51	.36	.70	.40	1.08 F
Net realized and unrealized gain (loss)	1.05	14.56	5.69	(.35)	17.40
Total from investment operations	1.56	14.92	6.39	.05	18.48
Distributions from net investment income	(.43)	(.30)	(.63)	(.40)	(1.06)
Distributions from net realized gain	(7.17)	(1.60)	(1.55)	(.38)	(.01)
Total distributions	(7.59) J	(1.90)	(2.18)	(.78)	(1.07)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 80.43	$ 86.46	$ 73.44	$ 69.23	$ 69.96
Total ReturnA, B	2.20%	20.46%	9.40%	.21%	35.33%
Ratios to Average Net Assets D, G
Expenses before reductions	1.06%	1.10%	1.13%	1.13%	1.16%
Expenses net of fee waivers, if any	1.06%	1.10%	1.13%	1.13%	1.16%
Expenses net of all reductions	1.06%	1.09%	1.12%	1.13%	1.15%
Net investment income (loss)	.61%	.45%	1.02%	.61%	1.81% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 319,740	$ 336,777	$ 219,627	$ 157,781	$ 124,160
Portfolio turnover rateE	76% K	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $7.59 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $7.167 per share. KPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class T

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 85.99	$ 73.05	$ 68.91	$ 69.68	$ 52.35
Income from Investment Operations
Net investment income (loss) C	.25	.12	.50	.21	.90 F
Net realized and unrealized gain (loss)	1.06	14.48	5.66	(.35)	17.34
Total from investment operations	1.31	14.60	6.16	(.14)	18.24
Distributions from net investment income	(.18)	(.06)	(.46)	(.25)	(.92)
Distributions from net realized gain	(7.17)	(1.60)	(1.55)	(.38)	-
Total distributions	(7.35)	(1.66)	(2.02) J	(.63)	(.92)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 79.95	$ 85.99	$ 73.05	$ 68.91	$ 69.68
Total ReturnA, B	1.90%	20.10%	9.10%	(.09)%	34.98%
Ratios to Average Net Assets D, G
Expenses before reductions	1.37%	1.40%	1.42%	1.42%	1.44%
Expenses net of fee waivers, if any	1.37%	1.40%	1.42%	1.42%	1.44%
Expenses net of all reductions	1.37%	1.39%	1.41%	1.41%	1.43%
Net investment income (loss)	.31%	.15%	.73%	.33%	1.54% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,252	$ 45,223	$ 37,860	$ 28,290	$ 25,570
Portfolio turnover rateE	76% K	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share. KPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 84.63	$ 72.21	$ 68.13	$ 68.95	$ 51.86
Income from Investment Operations
Net investment income (loss) C	(.18)	(.28)	.16	(.11)	.60 F
Net realized and unrealized gain (loss)	1.03	14.28	5.57	(.33)	17.13
Total from investment operations	.85	14.00	5.73	(.44)	17.73
Distributions from net investment income	-	-	(.10)	-	(.65)
Distributions from net realized gain	(7.17)	(1.58)	(1.55)	(.38)	-
Total distributions	(7.17)	(1.58)	(1.65)	(.38)	(.65)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 78.31	$ 84.63	$ 72.21	$ 68.13	$ 68.95
Total ReturnA, B	1.35%	19.50%	8.55%	(.57)%	34.29%
Ratios to Average Net Assets D, G
Expenses before reductions	1.89%	1.90%	1.92%	1.91%	1.93%
Expenses net of fee waivers, if any	1.89%	1.90%	1.92%	1.91%	1.93%
Expenses net of all reductions	1.89%	1.90%	1.91%	1.91%	1.92%
Net investment income (loss)	(.22)%	(.36)%	.24%	(.17)%	1.04% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,487	$ 8,671	$ 10,218	$ 11,040	$ 13,507
Portfolio turnover rateE	76% J	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class C

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 84.38	$ 71.96	$ 67.98	$ 68.78	$ 51.79
Income from Investment Operations
Net investment income (loss) C	(.12)	(.23)	.18	(.10)	.61 F
Net realized and unrealized gain (loss)	1.03	14.23	5.55	(.32)	17.09
Total from investment operations	.91	14.00	5.73	(.42)	17.70
Distributions from net investment income	-	-	(.20)	-	(.72)
Distributions from net realized gain	(7.17)	(1.58)	(1.55)	(.38)	-
Total distributions	(7.17)	(1.58)	(1.75)	(.38)	(.72)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 78.12	$ 84.38	$ 71.96	$ 67.98	$ 68.78
Total ReturnA, B	1.43%	19.56%	8.58%	(.55)%	34.29%
Ratios to Average Net Assets D, G
Expenses before reductions	1.82%	1.85%	1.89%	1.89%	1.93%
Expenses net of fee waivers, if any	1.82%	1.85%	1.89%	1.89%	1.93%
Expenses net of all reductions	1.82%	1.84%	1.88%	1.89%	1.92%
Net investment income (loss)	(.14)%	(.30)%	.26%	(.15)%	1.04% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,697	$ 106,879	$ 75,007	$ 58,296	$ 46,525
Portfolio turnover rateE	76% J	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.81	$ 73.68	$ 69.41	$ 70.11	$ 52.61
Income from Investment Operations
Net investment income (loss) B	.73	.58	.90	.60	1.25 E
Net realized and unrealized gain (loss)	1.05	14.63	5.71	(.37)	17.43
Total from investment operations	1.78	15.21	6.61	.23	18.68
Distributions from net investment income	(.65)	(.48)	(.79)	(.55)	(1.16)
Distributions from net realized gain	(7.17)	(1.60)	(1.55)	(.38)	(.03)
Total distributions	(7.82)	(2.08)	(2.34)	(.93)	(1.19)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 80.77	$ 86.81	$ 73.68	$ 69.41	$ 70.11
Total ReturnA	2.46%	20.80%	9.71%	.49%	35.70%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.82%	.85%	.85%	.88%
Expenses net of fee waivers, if any	.80%	.82%	.85%	.85%	.88%
Expenses net of all reductions	.80%	.82%	.84%	.84%	.87%
Net investment income (loss)	.87%	.73%	1.30%	.90%	2.10% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,107,689	$ 1,231,942	$ 1,146,782	$ 1,089,619	$ 1,195,371
Portfolio turnover rateD	76% I	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. IPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Institutional Class

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.66	$ 73.57	$ 69.35	$ 70.05	$ 52.58
Income from Investment Operations
Net investment income (loss) B	.74	.59	.90	.60	1.28 E
Net realized and unrealized gain (loss)	1.05	14.60	5.70	(.36)	17.40
Total from investment operations	1.79	15.19	6.60	.24	18.68
Distributions from net investment income	(.68)	(.50)	(.83)	(.56)	(1.19)
Distributions from net realized gain	(7.17)	(1.60)	(1.55)	(.38)	(.03)
Total distributions	(7.85)	(2.10)	(2.38)	(.94)	(1.22)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 80.60	$ 86.66	$ 73.57	$ 69.35	$ 70.05
Total ReturnA	2.49%	20.81%	9.71%	.50%	35.73%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.81%	.85%	.84%	.86%
Expenses net of fee waivers, if any	.78%	.81%	.85%	.84%	.86%
Expenses net of all reductions	.78%	.81%	.84%	.83%	.85%
Net investment income (loss)	.89%	.74%	1.30%	.91%	2.11% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 468,371	$ 333,963	$ 246,696	$ 89,299	$ 85,130
Portfolio turnover rateD	76% I	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. IPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, in-kind transactions, passive foreign investment companies (PFIC), original issue discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 463,512,190
Gross unrealized depreciation	(35,847,823)
Net unrealized appreciation (depreciation) on securities	$ 427,664,367

Tax Cost	$ 1,660,072,484

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long term capital gain	$ 895,122
Net unrealized appreciation (depreciation) on securities and other investments	$ 427,664,367

The fund intends to elect to defer to its next fiscal year $5,660,716 of capital losses recognized during the period November 1, 2014 to February 28, 2015.

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (810,939)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$ (1,914,714)

The Fund acquired $1,914,714 of capital loss carryforwards as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 14,132,791	$ 10,087,395
Long-term Capital Gains	176,045,519	36,443,011
Total	$ 190,178,310	$ 46,530,406

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,614,718,611 and $1,663,229,593, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 838,406	$ 16,183
Class T	.25%	.25%	228,842	240
Class B	.75%	.25%	74,560	55,933
Class C	.75%	.25%	1,116,567	277,171
			$ 2,258,375	$ 349,527

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 150,405
Class T	11,357
Class B*	7,882
Class C*	25,516
$ 195,160

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 721,024.21
Class T	124,541.27
Class B	22,340.30
Class C	247,956.22
Materials	2,468,073.21
Institutional Class	833,392.19
	$ 4,417,326

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24,808 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,084,733.32%		$ 1,074

Redemptions In-Kind. During the period, 206,748 shares of the fund held by an affiliated entity were redeemed for investments with a value of $17,590,149. The net realized gain of $6,050,156 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and investments valued at $22,792,169 in exchange for 267,891 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,260 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $171,277.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $20,813 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Materials expenses during the period in the amount of $7,087.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014
From net investment income
Class A	$ 1,638,100	$ 1,076,918
Class T	99,020	29,833
Materials	8,803,568	6,872,385
Institutional Class	3,592,103	1,673,460
Total	$ 14,132,791	$ 9,652,596

Annual Report

9. Distributions to Shareholders - continued

Years ended February 28,	2015	2014
From net realized gain
Class A	$ 27,780,861	$ 5,762,988
Class T	3,863,168	809,850
Class B	628,830	165,553
Class C	9,676,799	1,915,182
Materials	98,020,822	22,724,072
Institutional Class	36,075,039	5,500,165
Total	$ 176,045,519	$ 36,877,810

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014	2015	2014
Class A
Shares sold	1,287,549	1,797,224	$ 107,992,682	$ 142,257,752
Reinvestment of distributions	350,058	72,401	27,494,344	5,951,034
Shares redeemed	(1,557,532)	(965,142)	(130,043,911)	(75,392,440)
Net increase (decrease)	80,075	904,483	$ 5,443,115	$ 72,816,346
Class T
Shares sold	122,029	170,035	$ 10,167,521	$ 13,444,901
Reinvestment of distributions	48,608	9,678	3,794,851	792,607
Shares redeemed	(130,511)	(172,106)	(10,688,592)	(13,187,903)
Net increase (decrease)	40,126	7,607	$ 3,273,780	$ 1,049,605
Class B
Shares sold	2,935	7,873	$ 242,184	$ 603,147
Reinvestment of distributions	7,683	1,836	590,123	148,096
Shares redeemed	(30,247)	(48,755)	(2,465,575)	(3,688,524)
Net increase (decrease)	(19,629)	(39,046)	$ (1,633,268)	$ (2,937,281)
Class C
Shares sold	367,698	450,706	$ 30,096,831	$ 34,616,884
Reinvestment of distributions	110,883	19,891	8,472,087	1,600,154
Shares redeemed	(366,676)	(246,286)	(29,116,038)	(18,989,979)
Net increase (decrease)	111,905	224,311	$ 9,452,880	$ 17,227,059
Materials
Shares sold	2,411,814	3,222,449	$ 202,615,605	$ 254,476,294
Reinvestment of distributions	1,274,428	341,183	100,536,677	28,082,183
Shares redeemed	(4,164,314)	(4,936,489)	(345,204,286)	(386,209,902)
Net increase (decrease)	(478,072)	(1,372,857)	$ (42,052,004)	$ (103,651,425)
Institutional Class
Shares sold	4,739,071A	2,646,562	$ 400,864,210A	$ 209,408,784
Reinvestment of distributions	464,747	73,103	36,366,289	6,019,071
Shares redeemed	(3,246,644)B	(2,219,316)	(271,874,142)B	(170,552,801)
Net increase (decrease)	1,957,174	500,349	$ 165,356,357	$ 44,875,054

A Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

B Amount included in-kind redemptions (see Note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Telecommunications Fund - Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	5.12%	11.89%	7.19%
Class T (incl. 3.50% sales charge) B	7.30%	12.09%	7.19%
Class B (incl. contingent deferred sales charge) C	5.67%	12.12%	7.26%
Class C (incl. contingent deferred sales charge) D	9.75%	12.41%	7.18%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T's shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Class A on February 28, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. See footnote A for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Matthew Drukker, Portfolio Manager of Fidelity Advisor® Telecommunications Portfolio: For the year, the fund's Class A, Class T, Class B and Class C shares rose 11.54%, 11.19%, 10.67% and 10.75%, respectively (excluding sales charges), underperforming the 12.66% gain of the MSCI U.S. IMI Telecommunications Services 25-50 Index and the S&P 500®. Telecom stocks had a strong absolute return, but they lagged the broad market due in part to a decline in consumer spending and a high debt-equity ratio for the sector. Further weighing on the sector were falling net profit margins, given continued competition among major wireless carriers - namely Verizon Communications, Sprint, AT&T and T-Mobile - and rising expenses at firms looking to expand and improve their networks. Despite these negative factors, increased demand for wireless helped support the sector, as did yield-hungry investors attracted to the dividends typically paid by telecom firms. From an industry perspective, the fund's positioning in wireless telecom services hurt the most versus the MSCI index. Looking at individual stocks, the fund's non-index position in U.K.-based Vodafone Group was the biggest relative detractor. The stock stumbled the past year amid the firm's announcement of disappointing fourth-quarter sales and expected declines in 2015 core earnings because of investment spending needed for its business. I sold a significant portion of our holdings in the stock during the period to invest in more-promising opportunities. On the flip side, positioning in alternative carriers was a plus, including an average overweighting in telecom and Internet service provider Level 3 Communications, the fund's biggest contributor and one of its largest holdings. I increased our stake in Level 3 to an overweighting as the period progressed, and its shares rose when the firm acquired competitor tw telecom in October and reported better-than-expected quarterly earnings in November.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Class A	1.15%
Actual		$ 1,000.00	$ 1,045.40	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76
Class T	1.47%
Actual		$ 1,000.00	$ 1,043.80	$ 7.45
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.93%
Actual		$ 1,000.00	$ 1,041.50	$ 9.77
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.85%
Actual		$ 1,000.00	$ 1,041.80	$ 9.37
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Telecommunications	.82%
Actual		$ 1,000.00	$ 1,047.20	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,047.10	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	19.9	23.0
AT&T, Inc.	7.5	10.0
Level 3 Communications, Inc.	6.4	3.1
DIRECTV	6.4	5.2
SBA Communications Corp. Class A	4.3	3.4
Cogent Communications Group, Inc.	4.3	4.0
T-Mobile U.S., Inc.	4.3	4.3
CenturyLink, Inc.	3.3	5.6
Telephone & Data Systems, Inc.	3.2	3.5
Frontier Communications Corp.	3.0	0.3
	62.6
Top Industries (% of fund's net assets)
As of February 28, 2015
Diversified Telecommunication Services	62.8%
Wireless Telecommunication Services	19.8%
Media	9.8%
Real Estate Investment Trusts	2.7%
Internet Software & Services	1.0%
All Others*	3.9%

As of August 31, 2014
Diversified Telecommunication Services	67.3%
Wireless Telecommunication Services	17.0%
Media	8.3%
Real Estate Investment Trusts	2.8%
Software	1.2%
All Others*	3.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Telecommunications Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.9%
Communications Equipment - 0.9%
Arris Group, Inc. (a)	42,900	$ 1,260,402
Ruckus Wireless, Inc. (a)	151,400	1,916,724
		3,177,126
DIVERSIFIED TELECOMMUNICATION SERVICES - 62.3%
Alternative Carriers - 23.2%
8x8, Inc. (a)	867,186	6,425,848
Cogent Communications Group, Inc.	435,968	16,008,745
Globalstar, Inc. (a)(d)	2,760,500	7,122,090
Iliad SA	15,015	3,899,028
inContact, Inc. (a)	664,423	7,780,393
Inmarsat PLC	80,100	1,083,282
Iridium Communications, Inc. (a)(d)	397,876	3,811,652
Level 3 Communications, Inc. (a)	445,367	23,987,467
Lumos Networks Corp.	439,578	7,569,533
Premiere Global Services, Inc. (a)	416,883	4,060,440
Towerstream Corp. (a)(d)	807,024	1,823,874
Vonage Holdings Corp. (a)	617,271	2,802,410
		86,374,762
Integrated Telecommunication Services - 39.1%
AT&T, Inc.	801,550	27,701,568
Atlantic Tele-Network, Inc.	86,900	5,981,327
Bezeq The Israel Telecommunication Corp. Ltd.	1,411,100	2,262,889
CenturyLink, Inc.	321,078	12,156,013
Cincinnati Bell, Inc. (a)	697,514	2,336,672
Consolidated Communications Holdings, Inc.	218,398	4,647,509
Frontier Communications Corp. (d)	1,388,383	11,079,296
General Communications, Inc. Class A (a)	35,596	493,717
IDT Corp. Class B	159,981	3,367,600
Telecom Italia SpA (a)(d)	974,800	1,164,980
Verizon Communications, Inc.	1,500,997	74,224,304
Windstream Holdings, Inc. (d)	1,882	14,849
		145,430,724
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		231,805,486
ELECTRONIC EQUIPMENT & COMPONENTS - 0.2%
Technology Distributors - 0.2%
Ingram Micro, Inc. Class A (a)	32,200	795,662
INTERNET SOFTWARE & SERVICES - 1.0%
Internet Software & Services - 1.0%
Gogo, Inc. (a)(d)	95,700	1,720,686
Rackspace Hosting, Inc. (a)	42,300	2,101,041
		3,821,727

	Shares	Value
IT SERVICES - 0.9%
IT Consulting & Other Services - 0.9%
Interxion Holding N.V. (a)	100,100	$ 3,190,187
MEDIA - 9.8%
Cable & Satellite - 9.8%
DIRECTV (a)	270,000	23,922,000
Liberty Global PLC Class C	31,636	1,650,450
Time Warner Cable, Inc.	71,500	11,014,575
		36,587,025
REAL ESTATE INVESTMENT TRUSTS - 2.7%
Office REITs - 0.1%
CyrusOne, Inc.	18,300	543,876
Specialized REITs - 2.6%
American Tower Corp.	86,590	8,584,533
Crown Castle International Corp.	11,600	1,001,196
		9,585,729
TOTAL REAL ESTATE INVESTMENT TRUSTS		10,129,605
SOFTWARE - 0.7%
Application Software - 0.6%
Comverse, Inc. (a)	47,900	859,326
Interactive Intelligence Group, Inc. (a)	30,700	1,302,908
		2,162,234
Systems Software - 0.1%
Rovi Corp. (a)	25,600	636,928
TOTAL SOFTWARE		2,799,162
WIRELESS TELECOMMUNICATION SERVICES - 19.5%
Wireless Telecommunication Services - 19.5%
Bharti Infratel Ltd.	379,493	2,262,781
KDDI Corp.	48,400	3,354,115
Leap Wireless International, Inc. rights (a)	400	1,008
Mobistar SA (a)	200	4,715
NTELOS Holdings Corp.	88	398
RingCentral, Inc. (a)	247,300	3,899,921
SBA Communications Corp. Class A (a)	129,456	16,144,458
Shenandoah Telecommunications Co.	66,626	1,938,150
SoftBank Corp.	62,000	3,829,158
Sprint Corp. (a)(d)	1,149,685	5,886,387
T-Mobile U.S., Inc. (a)	480,197	15,860,907
Telephone & Data Systems, Inc.	466,964	11,879,564
U.S. Cellular Corp. (a)	55,900	2,120,287
Vodafone Group PLC sponsored ADR	161,300	5,574,528
		72,756,377
TOTAL COMMON STOCKS (Cost $300,622,254)		365,062,357
Nonconvertible Preferred Stocks - 0.8%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Integrated Telecommunication Services - 0.5%
Telefonica Brasil SA sponsored ADR (d)	87,000	$ 1,612,980
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
TIM Participacoes SA sponsored ADR	57,300	1,207,884
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,366,705)		2,820,864
Money Market Funds - 8.3%

Fidelity Cash Central Fund, 0.13% (b)	2,667,472	2,667,472
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	28,288,110	28,288,110
TOTAL MONEY MARKET FUNDS (Cost $30,955,582)		30,955,582
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $334,944,541)	398,838,803
NET OTHER ASSETS (LIABILITIES) - (7.1)%	(26,529,439)
NET ASSETS - 100%	$ 372,309,364
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,724
Fidelity Securities Lending Cash Central Fund	241,214
Total	$ 247,938
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 365,062,357	$ 360,067,211	$ 4,994,138	$ 1,008
Nonconvertible Preferred Stocks	2,820,864	2,820,864	-	-
Money Market Funds	30,955,582	30,955,582	-	-
Total Investments in Securities:	$ 398,838,803	$ 393,843,657	$ 4,994,138	$ 1,008

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $27,251,018) - See accompanying schedule: Unaffiliated issuers (cost $303,988,959)	$ 367,883,221
Fidelity Central Funds (cost $30,955,582)	30,955,582
Total Investments (cost $334,944,541)		$ 398,838,803
Receivable for investments sold		5,117,986
Receivable for fund shares sold		262,644
Dividends receivable		169,798
Distributions receivable from Fidelity Central Funds		30,499
Prepaid expenses		1,685
Other receivables		12,404
Total assets		404,433,819

Liabilities
Payable for investments purchased	$ 2,377,669
Payable for fund shares redeemed	1,164,103
Accrued management fee	170,813
Distribution and service plan fees payable	10,377
Other affiliated payables	72,823
Other payables and accrued expenses	40,560
Collateral on securities loaned, at value	28,288,110
Total liabilities		32,124,455

Net Assets		$ 372,309,364
Net Assets consist of:
Paid in capital		$ 314,390,827
Undistributed net investment income		262,486
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,235,407)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		63,891,458
Net Assets		$ 372,309,364

Statement of Assets and Liabilities - continued

February 28, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,051,816 ÷ 174,703 shares)	$ 63.26

Maximum offering price per share (100/94.25 of $63.26)	$ 67.12
Class T: Net Asset Value and redemption price per share ($5,095,408 ÷ 80,828 shares)	$ 63.04

Maximum offering price per share (100/96.50 of $63.04)	$ 65.33
Class B: Net Asset Value and offering price per share ($409,247 ÷ 6,450 shares)A	$ 63.45

Class C: Net Asset Value and offering price per share ($7,073,638 ÷ 112,201 shares)A	$ 63.04

Telecommunications: Net Asset Value, offering price and redemption price per share ($346,173,771 ÷ 5,448,230 shares)	$ 63.54

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,505,484 ÷ 39,529 shares)	$ 63.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 9,359,019
Income from Fidelity Central Funds		247,938
Total income		9,606,957

Expenses
Management fee	$ 2,193,042
Transfer agent fees	811,199
Distribution and service plan fees	113,904
Accounting and security lending fees	159,536
Custodian fees and expenses	20,266
Independent trustees' compensation	7,823
Registration fees	81,435
Audit	44,165
Legal	3,236
Interest	466
Miscellaneous	5,823
Total expenses before reductions	3,440,895
Expense reductions	(27,807)	3,413,088
Net investment income (loss)		6,193,869
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,972,473
Redemption in-kind with affiliated entities	2,885,287
Foreign currency transactions	(28,453)
Total net realized gain (loss)		7,829,307
Change in net unrealized appreciation (depreciation) on: Investment securities	28,385,962
Assets and liabilities in foreign currencies	1,342
Total change in net unrealized appreciation (depreciation)		28,387,304
Net gain (loss)		36,216,611
Net increase (decrease) in net assets resulting from operations		$ 42,410,480

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,193,869	$ 14,968,972
Net realized gain (loss)	7,829,307	2,159,537
Change in net unrealized appreciation (depreciation)	28,387,304	48,829,048
Net increase (decrease) in net assets resulting from operations	42,410,480	65,957,557
Distributions to shareholders from net investment income	(13,679,321)	(8,506,759)
Distributions to shareholders from net realized gain	-	(32,511)
Total distributions	(13,679,321)	(8,539,270)
Share transactions - net increase (decrease)	(19,703,086)	(90,264,976)
Redemption fees	3,706	26,413
Total increase (decrease) in net assets	9,031,779	(32,820,276)

Net Assets
Beginning of period	363,277,585	396,097,861
End of period (including undistributed net investment income of $262,486 and undistributed net investment income of $7,778,471, respectively)	$ 372,309,364	$ 363,277,585

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.71	$ 51.58	$ 46.12	$ 46.93	$ 37.64
Income from Investment Operations
Net investment income (loss) C	.76	1.76F	.99	.56	.57
Net realized and unrealized gain (loss)	5.83	6.48	5.43	(.86)	9.49
Total from investment operations	6.59	8.24	6.42	(.30)	10.06
Distributions from net investment income	(2.04)	(1.11)	(.96)	(.51)	(.77)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(2.04)	(1.11) J	(.96)	(.51)	(.77)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 63.26	$ 58.71	$ 51.58	$ 46.12	$ 46.93
Total ReturnA, B	11.54%	16.00%	13.97%	(.54)%	26.87%
Ratios to Average Net Assets D, G
Expenses before reductions	1.15%	1.18%	1.18%	1.20%	1.20%
Expenses net of fee waivers, if any	1.15%	1.18%	1.18%	1.20%	1.20%
Expenses net of all reductions	1.15%	1.15%	1.17%	1.18%	1.18%
Net investment income (loss)	1.26%	3.08% F	2.01%	1.21%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,052	$ 7,712	$ 6,449	$ 4,677	$ 4,305
Portfolio turnover rateE	94% K	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.43%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share. KPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class T

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.50	$ 51.41	$ 46.01	$ 46.81	$ 37.55
Income from Investment Operations
Net investment income (loss) C	.57	1.59F	.85	.42	.45
Net realized and unrealized gain (loss)	5.81	6.44	5.39	(.84)	9.47
Total from investment operations	6.38	8.03	6.24	(.42)	9.92
Distributions from net investment income	(1.84)	(.94)	(.84)	(.38)	(.66)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(1.84)	(.94) J	(.84)	(.38)	(.66)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 63.04	$ 58.50	$ 51.41	$ 46.01	$ 46.81
Total ReturnA, B	11.19%	15.64%	13.61%	(.82)%	26.54%
Ratios to Average Net Assets D, G
Expenses before reductions	1.47%	1.48%	1.48%	1.49%	1.48%
Expenses net of fee waivers, if any	1.47%	1.48%	1.48%	1.49%	1.48%
Expenses net of all reductions	1.46%	1.45%	1.46%	1.47%	1.46%
Net investment income (loss)	.94%	2.78% F	1.72%	.92%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,095	$ 4,344	$ 4,237	$ 2,702	$ 2,882
Portfolio turnover rateE	94% K	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects large, non-recurring dividends which amounted to $.94 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.13%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share. KPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.77	$ 51.63	$ 46.14	$ 46.93	$ 37.60
Income from Investment Operations
Net investment income (loss) C	.29	1.33F	.62	.21	.25
Net realized and unrealized gain (loss)	5.84	6.48	5.42	(.83)	9.48
Total from investment operations	6.13	7.81	6.04	(.62)	9.73
Distributions from net investment income	(1.45)	(.66)	(.55)	(.17)	(.40)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(1.45)	(.67)	(.55)	(.17)	(.40)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 63.45	$ 58.77	$ 51.63	$ 46.14	$ 46.93
Total ReturnA, B	10.67%	15.13%	13.11%	(1.29)%	25.96%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.93%	1.93%	1.95%	1.95%
Expenses net of fee waivers, if any	1.93%	1.93%	1.93%	1.95%	1.95%
Expenses net of all reductions	1.92%	1.91%	1.92%	1.93%	1.93%
Net investment income (loss)	.49%	2.32% F	1.26%	.47%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 409	$ 546	$ 576	$ 596	$ 706
Portfolio turnover rateE	94% J	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .67%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class C

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.54	$ 51.47	$ 46.02	$ 46.89	$ 37.61
Income from Investment Operations
Net investment income (loss) C	.34	1.36F	.63	.22	.26
Net realized and unrealized gain (loss)	5.80	6.46	5.41	(.84)	9.46
Total from investment operations	6.14	7.82	6.04	(.62)	9.72
Distributions from net investment income	(1.64)	(.74)	(.59)	(.25)	(.44)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(1.64)	(.75)	(.59)	(.25)	(.44)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 63.04	$ 58.54	$ 51.47	$ 46.02	$ 46.89
Total ReturnA, B	10.75%	15.20%	13.14%	(1.27)%	25.95%
Ratios to Average Net Assets D, G
Expenses before reductions	1.85%	1.88%	1.90%	1.93%	1.94%
Expenses net of fee waivers, if any	1.85%	1.88%	1.90%	1.93%	1.94%
Expenses net of all reductions	1.85%	1.85%	1.89%	1.91%	1.92%
Net investment income (loss)	.56%	2.38% F	1.29%	.48%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,074	$ 5,523	$ 4,353	$ 3,514	$ 3,035
Portfolio turnover rateE	94% J	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects large, non-recurring dividends which amounted to $.94 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .73%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.94	$ 51.75	$ 46.26	$ 47.07	$ 37.73
Income from Investment Operations
Net investment income (loss) B	.96	1.96E	1.15	.70	.69
Net realized and unrealized gain (loss)	5.85	6.51	5.43	(.86)	9.52
Total from investment operations	6.81	8.47	6.58	(.16)	10.21
Distributions from net investment income	(2.21)	(1.28)	(1.09)	(.65)	(.87)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(2.21)	(1.28) I	(1.09)	(.65)	(.87)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 63.54	$ 58.94	$ 51.75	$ 46.26	$ 47.07
Total ReturnA	11.90%	16.40%	14.30%	(.23)%	27.24%
Ratios to Average Net Assets C, F
Expenses before reductions	.83%	.85%	.87%	.90%	.92%
Expenses net of fee waivers, if any	.83%	.85%	.87%	.90%	.92%
Expenses net of all reductions	.82%	.82%	.85%	.88%	.91%
Net investment income (loss)	1.58%	3.41% E	2.33%	1.52%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 346,174	$ 343,548	$ 377,841	$ 342,262	$ 354,938
Portfolio turnover rateD	94% J	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.76%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. ITotal distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Institutional Class

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.80	$ 51.65	$ 46.20	$ 47.02	$ 37.69
Income from Investment Operations
Net investment income (loss) B	.94	1.93E	1.17	.70	.71
Net realized and unrealized gain (loss)	5.83	6.48	5.42	(.88)	9.50
Total from investment operations	6.77	8.41	6.59	(.18)	10.21
Distributions from net investment income	(2.19)	(1.25)	(1.14)	(.64)	(.88)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(2.19)	(1.26)	(1.14)	(.64)	(.88)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 63.38	$ 58.80	$ 51.65	$ 46.20	$ 47.02
Total ReturnA	11.85%	16.30%	14.33%	(.26)%	27.27%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.91%	.85%	.89%	.91%
Expenses net of fee waivers, if any	.86%	.91%	.85%	.89%	.91%
Expenses net of all reductions	.85%	.88%	.83%	.87%	.89%
Net investment income (loss)	1.55%	3.35% E	2.35%	1.52%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,505	$ 1,604	$ 2,641	$ 1,022	$ 1,743
Portfolio turnover rateD	94% I	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.70%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. IPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transaction, in-kind transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 67,489,038
Gross unrealized depreciation	(5,485,717)
Net unrealized appreciation (depreciation) on securities	$ 62,003,321

Tax Cost	$ 336,835,482

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 262,994
Capital loss carryforward	$ (2,739,258)
Net unrealized appreciation (depreciation) on securities and other investments	$ 62,000,362

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (2,739,258)

The Fund elected to defer to its next fiscal year approximately $1,605,208 of capital losses recognized during the period November 1, 2014 to February 28, 2015.

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 13,679,321	$ 8,539,270

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $369,250,039 and $374,869,443, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 23,518	$ 1,136
Class T	.25%	.25%	24,040	2
Class B	.75%	.25%	4,565	3,425
Class C	.75%	.25%	61,781	12,901
			$ 113,904	$ 17,464

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,354
Class T	3,257
Class B*	41
Class C*	721
$ 16,373

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 25,757.27
Class T	16,249.34
Class B	1,364.30
Class C	13,731.22
Telecommunications	749,337.20
Institutional Class	4,761.23
	$ 811,199

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $16,650 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,435,667.33%		$ 466

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind. During the period, 198,779 shares of the Fund held by an affiliated entity were redeemed for investments with a value of $12,187,185. The net realized gain of $2,885,287 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $615 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $241,214.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $27,389 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Telecommunications expenses during the period in the amount of $418.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014
From net investment income
Class A	$ 309,863	$ 137,021
Class T	143,116	71,145
Class B	12,248	6,457
Class C	161,299	68,251
Telecommunications	12,985,170	8,194,747
Institutional Class	67,625	29,138
Total	$ 13,679,321	$ 8,506,759
From net realized gain
Class A	$ -	$ 617
Class T	-	373
Class B	-	48
Class C	-	466
Telecommunications	-	30,889
Institutional Class	-	118
Total	$ -	$ 32,511

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014	2015	2014
Class A
Shares sold	79,279	62,389	$ 4,786,534	$ 3,565,235
Reinvestment of distributions	5,091	2,113	297,550	123,157
Shares redeemed	(41,031)	(58,169)	(2,466,354)	(3,308,571)
Net increase (decrease)	43,339	6,333	$ 2,617,730	$ 379,821
Class T
Shares sold	20,637	23,341	$ 1,237,395	$ 1,331,922
Reinvestment of distributions	2,409	1,193	139,987	69,243
Shares redeemed	(16,465)	(32,706)	(994,017)	(1,852,992)
Net increase (decrease)	6,581	(8,172)	$ 383,365	$ (451,827)
Class B
Shares sold	45	135	$ 2,624	$ 7,819
Reinvestment of distributions	197	103	11,445	6,030
Shares redeemed	(3,091)	(2,095)	(186,477)	(116,496)
Net increase (decrease)	(2,849)	(1,857)	$ (172,408)	$ (102,647)
Class C
Shares sold	28,734	31,217	$ 1,731,696	$ 1,769,477
Reinvestment of distributions	2,043	819	118,683	47,679
Shares redeemed	(12,919)	(22,263)	(773,747)	(1,264,412)
Net increase (decrease)	17,858	9,773	$ 1,076,632	$ 552,744
Telecommunications
Shares sold	3,400,370	3,045,047	$ 205,982,254	$ 171,993,078
Reinvestment of distributions	212,695	136,279	12,494,070	7,951,397
Shares redeemed	(3,993,893)A	(4,653,020)	(242,841,980)A	(269,388,514)
Net increase (decrease)	(380,828)	(1,471,694)	$ (24,365,656)	$ (89,444,039)
Institutional Class
Shares sold	29,046	22,305	$ 1,764,278	$ 1,294,531
Reinvestment of distributions	956	405	56,138	23,701
Shares redeemed	(17,754)	(46,560)	(1,063,165)	(2,517,260)
Net increase (decrease)	12,248	(23,850)	$ 757,251	$ (1,199,028)

A Amount includes in-kind redemptions (See note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 20% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights (consolidated financial highlights for Gold Portfolio) present fairly, in all material respects, the financial position of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio (funds of Fidelity Select Portfolios) at February 28, 2015, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 24, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:
Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/13/15	04/10/15	$0.178	$3.152
Class T	04/13/15	04/10/15	$0.134	$3.152
Class B	04/13/15	04/10/15	$0.033	$3.152
Class C	04/13/15	04/10/15	$0.064	$3.152
Gold Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/13/15	04/10/15	$0.000	$0.000
Class T	04/13/15	04/10/15	$0.000	$0.000
Class B	04/13/15	04/10/15	$0.000	$0.000
Class C	04/13/15	04/10/15	$0.000	$0.000
Materials Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/13/15	04/10/15	$0.000	$0.036
Class T	04/13/15	04/10/15	$0.000	$0.036
Class B	04/13/15	04/10/15	$0.000	$0.036
Class C	04/13/15	04/10/15	$0.000	$0.036
Telecommunications Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/13/15	04/10/15	$0.022	$0.000
Class T	04/13/15	04/10/15	$0.000	$0.000
Class B	04/13/15	04/10/15	$0.000	$0.000
Class C	04/13/15	04/10/15	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Staples Portfolio	$112,892,370
Materials Portfolio	$141,502,281

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2014	December 2014
Consumer Staples Portfolio
Class A	85%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Gold Portfolio
Class A	0%	0%
Class T	0%	0%
Class B	0%	0%
Class C	0%	0%
Materials Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	0%	0%
Class C	0%	0%
	April 2014	December 2014
Telecommunications Portfolio
Class A	21%	100%
Class T	21%	100%
Class B	22%	100%
Class C	22%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2014	December 2014
Consumer Staples Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Gold Portfolio
Class A	0%	0%
Class T	0%	0%
Class B	0%	0%
Class C	0%	0%
Materials Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	0%	0%
Class C	0%	0%
Telecommunications Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio
Gold Portfolio
Materials Portfolio
Telecommunications Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including its size, education, experience, and resources, as well as the Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing SelectCo to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Consumer Staples Portfolio and Telecommunications Portfolio each underperformed its benchmark for the one-, three-, and five-year periods ended May 31, 2014, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2014.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and making the competitive group more inclusive.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Consumer Staples Portfolio

Gold Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Materials Portfolio

Telecommunications Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2014.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For each of Consumer Staples Portfolio, Gold Portfolio, and Materials Portfolio, the Board noted that the total expense ratio of each class ranked below its competitive median for the 12-month period ended June 30, 2014.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class of Telecommunications Portfolio ranked below its competitive median for the 12-month period ended June 30, 2014 and the total expense ratio of Class T ranked above its competitive median for the 12-month period ended June 30, 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the expense ratio of Class T of Telecommunications Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ASGMT-UANN-0415
1.845779.108

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Consolidated Investment Changes (Unaudited) Consolidated Investments February 28, 2015 Consolidated Financial Statements Notes to Consolidated Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor

Focus Funds®

Institutional Class

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Fidelity Advisor® Consumer Staples Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Gold Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Consolidated Investment Changes
	(Click Here)	Consolidated Investments
	(Click Here)	Consolidated Financial Statements
	(Click Here)	Notes to the Consolidated Financial Statements
Fidelity Advisor Materials Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Telecommunications Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor® Consumer Staples Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	22.26%	15.89%	11.69%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund.

Prior to October 1, 2006, the fund was named Food and Agriculture Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Institutional Class on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor® Consumer Staples Fund: For the year, the fund's Institutional Class shares returned 22.26%, outperforming the 21.28% gain of its sector benchmark, the MSCI U.S. IMI Consumer Staples 25-50 Index, and the S&P 500®. The sector put up a strong absolute return and outpaced the broader market, as long-term trends supported continued growth in consumer staples sales, even amid an increasingly challenging global macroeconomic backdrop. In addition, many companies remained focused on cost cutting, which helped account for decent earnings results, while merger-and-acquisition activity among a handful of names added a bit of a spark. Versus the MSCI index, food retail was a sweet spot for the fund the past year, with grocer Kroger by far our biggest contributor and one of our largest holdings. Shares of the grocery and retail giant steadily rose during the period, as consumers continued to gravitate toward its customer-friendly stores, which boasted a bevy of locations and discounted private-label goods. As a result, the company reported consecutive quarters of better-than-expected sales and earnings growth, including expanding revenue and profits. Whole Foods Market was another winner in this space, due to timely ownership. Elsewhere, Monster Beverage, which I added to the fund during the year, helped. The fund was overweighted the energy-drink manufacturer when its shares soared in August after beverage giant Coca-Cola acquired a 17% stake in the firm. As part of the new partnership, Coca-Cola transferred its energy drink lineup to Monster in exchange for Monster's non-energy drink business, to include its natural soft drinks and juices. The exchange gave Monster an immediate sales boost and expanded international presence. Additionally, the firm launched new energy products late in 2014, and it plans to expand its lineup and international expansion in 2015. On the flip side, the fund's stake in British American Tobacco (BAT), our largest position, hurt. Slowing sales of BAT's cigarette brands, driven lower by a shaky global economy that has limited consumer spending in some markets, as well as heightened competition from e-cigarette makers, caused the stock to decline. Stock selection in distillers & vintners also hurt, including non-index stakes in the U.K.'s Diageo and French firms Pernod Ricard and Remy Cointreau. Cognac had been a popular gift for Chinese government officials prior to 2013, but the category took a hit last year amid the country's crackdown on corruption that banned lavish gifts, including high-end spirits, for civil servants. This weighed on the earnings and sales of all three firms over the year. I sold Pernod from the fund by period end. Of note, the fund's cash position also hindered our relative result amid a strong market, as did some of its foreign investments due to an appreciating dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Class A	1.05%
Actual		$ 1,000.00	$ 1,106.30	$ 5.48
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class T	1.32%
Actual		$ 1,000.00	$ 1,104.80	$ 6.89
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.61
Class B	1.81%
Actual		$ 1,000.00	$ 1,102.10	$ 9.43
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Class C	1.80%
Actual		$ 1,000.00	$ 1,102.20	$ 9.38
HypotheticalA		$ 1,000.00	$ 1,015.87	$ 9.00
Consumer Staples	.77%
Actual		$ 1,000.00	$ 1,107.80	$ 4.02
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86
Institutional Class	.79%
Actual		$ 1,000.00	$ 1,107.80	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
British American Tobacco PLC sponsored ADR	11.0	11.7
Procter & Gamble Co.	9.1	8.8
CVS Health Corp.	9.0	7.5
Wal-Mart Stores, Inc.	7.0	4.6
Kroger Co.	6.0	4.9
The Coca-Cola Co.	4.8	11.5
Mead Johnson Nutrition Co. Class A	4.5	4.0
Lorillard, Inc.	4.3	1.2
PepsiCo, Inc.	4.2	2.5
Colgate-Palmolive Co.	3.0	1.8
	62.9
Top Industries (% of fund's net assets)
As of February 28, 2015
Food & Staples Retailing	26.7%
Tobacco	19.7%
Beverages	18.8%
Food Products	16.7%
Household Products	12.3%
All Others*	5.8%

As of August 31, 2014
Beverages	25.7%
Food & Staples Retailing	22.4%
Tobacco	20.4%
Food Products	14.9%
Household Products	10.8%
All Others*	5.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Consumer Staples Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
BEVERAGES - 18.6%
Brewers - 2.9%
Anheuser-Busch InBev SA NV	367,590	$ 46,632,487
SABMiller PLC	799,384	45,354,240
		91,986,727
Distillers & Vintners - 2.5%
C&C Group PLC	1,359,200	5,872,630
Diageo PLC sponsored ADR	384,326	45,677,145
Remy Cointreau SA (d)	359,676	26,415,775
		77,965,550
Soft Drinks - 13.2%
Coca-Cola Bottling Co. Consolidated	135,295	14,123,445
Coca-Cola Central Japan Co. Ltd.	450,500	7,931,060
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (d)	52,529	4,533,253
Coca-Cola Icecek Sanayi A/S	567,162	11,021,305
Embotelladora Andina SA:
ADR	376,112	5,205,390
sponsored ADR	188,900	3,141,407
Fomento Economico Mexicano S.A.B. de CV sponsored ADR (a)	87,387	8,324,486
Monster Beverage Corp. (a)	522,900	73,791,648
PepsiCo, Inc.	1,321,623	130,814,245
The Coca-Cola Co.	3,485,118	150,905,609
		409,791,848
TOTAL BEVERAGES		579,744,125
BIOTECHNOLOGY - 0.1%
Biotechnology - 0.1%
Enzymotec Ltd. (a)	507,078	4,183,394
CHEMICALS - 0.1%
Specialty Chemicals - 0.1%
Senomyx, Inc. (a)(d)	422,200	2,246,104
FOOD & STAPLES RETAILING - 26.7%
Drug Retail - 9.2%
CVS Health Corp.	2,693,976	279,823,287
Drogasil SA (a)	634,100	6,366,129
		286,189,416
Food Distributors - 0.9%
Chefs' Warehouse Holdings (a)	412,669	8,360,674
United Natural Foods, Inc. (a)	247,081	20,517,606
		28,878,280
Food Retail - 8.7%
Fresh Market, Inc. (a)(d)	413,324	15,731,111
Kroger Co.	2,638,018	187,694,981
Sprouts Farmers Market LLC (a)	312,929	11,518,916
Whole Foods Market, Inc.	980,100	55,365,849
		270,310,857

	Shares	Value
Hypermarkets & Super Centers - 7.9%
Costco Wholesale Corp.	190,350	$ 27,973,836
Wal-Mart Stores, Inc.	2,577,756	216,351,061
		244,324,897
TOTAL FOOD & STAPLES RETAILING		829,703,450
FOOD PRODUCTS - 16.7%
Agricultural Products - 4.6%
Archer Daniels Midland Co.	1,129,316	54,071,650
Bunge Ltd.	999,813	81,764,707
SLC Agricola SA	1,281,200	6,232,804
		142,069,161
Packaged Foods & Meats - 12.1%
Dean Foods Co.	969,979	15,636,061
General Mills, Inc.	1,287,100	69,233,109
Inner Mongoli Yili Industries Co. Ltd.	1,222,221	5,505,219
Keurig Green Mountain, Inc.	543,483	69,337,561
Lindt & Spruengli AG	90	5,864,373
Mead Johnson Nutrition Co. Class A	1,336,416	140,002,940
Nestle SA	385,109	30,097,732
The Hain Celestial Group, Inc. (a)	334,978	20,946,174
Ulker Biskuvi Sanayi A/S	820,525	6,361,546
Unilever NV (NY Reg.)	339,798	14,771,019
		377,755,734
TOTAL FOOD PRODUCTS		519,824,895
HOTELS, RESTAURANTS & LEISURE - 1.5%
Restaurants - 1.5%
ARAMARK Holdings Corp.	1,444,628	45,722,476
HOUSEHOLD DURABLES - 0.4%
Household Appliances - 0.2%
SodaStream International Ltd. (a)(d)	240,515	4,310,029
Housewares & Specialties - 0.2%
Tupperware Brands Corp.	94,600	6,754,440
TOTAL HOUSEHOLD DURABLES		11,064,469
HOUSEHOLD PRODUCTS - 12.3%
Household Products - 12.3%
Colgate-Palmolive Co.	1,341,075	94,974,932
Procter & Gamble Co.	3,324,865	283,045,757
Svenska Cellulosa AB (SCA) (B Shares)	257,500	6,405,841
		384,426,530
PERSONAL PRODUCTS - 1.9%
Personal Products - 1.9%
Herbalife Ltd.	428,610	13,291,196
L'Oreal SA	181,900	33,026,830
Nu Skin Enterprises, Inc. Class A (d)	216,667	11,739,018
		58,057,044
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - 0.2%
Pharmaceuticals - 0.2%
Perrigo Co. PLC	37,306	$ 5,762,658
TEXTILES, APPAREL & LUXURY GOODS - 0.2%
Textiles - 0.2%
Japan Tobacco, Inc.	251,700	7,936,572
TOBACCO - 19.7%
Tobacco - 19.7%
Altria Group, Inc.	1,263,045	71,096,803
British American Tobacco PLC sponsored ADR	2,931,545	341,437,048
ITC Ltd. (a)	1,820,070	11,621,381
Lorillard, Inc.	1,985,503	135,848,115
Philip Morris International, Inc.	476,158	39,502,068
Souza Cruz SA	1,603,500	14,324,882
		613,830,297
TOTAL COMMON STOCKS (Cost $2,170,373,161)		3,062,502,014
Nonconvertible Preferred Stocks - 0.2%

BEVERAGES - 0.2%
Brewers - 0.2%
Ambev SA sponsored ADR (Cost $2,309,012)	923,810	5,958,575
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	23,231,539	$ 23,231,539
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	29,423,466	29,423,466
TOTAL MONEY MARKET FUNDS (Cost $52,655,005)		52,655,005
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $2,225,337,178)		3,121,115,594
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(9,018,217)
NET ASSETS - 100%		$ 3,112,097,377
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 77,785
Fidelity Securities Lending Cash Central Fund	366,992
Total	$ 444,777
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section at the end of this listing.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 3,062,502,014	$ 2,985,771,795	$ 76,730,219	$ -
Nonconvertible Preferred Stocks	5,958,575	5,958,575	-	-
Money Market Funds	52,655,005	52,655,005	-	-
Total Investments in Securities:	$ 3,121,115,594	$ 3,044,385,375	$ 76,730,219	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	73.8%
United Kingdom	13.9%
Bermuda	2.6%
France	1.9%
Belgium	1.5%
Switzerland	1.1%
Brazil	1.0%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $28,392,984) - See accompanying schedule: Unaffiliated issuers (cost $2,172,682,173)	$ 3,068,460,589
Fidelity Central Funds (cost $52,655,005)	52,655,005
Total Investments (cost $2,225,337,178)		$ 3,121,115,594
Receivable for investments sold		31,872,606
Receivable for fund shares sold		4,689,917
Dividends receivable		3,822,729
Distributions receivable from Fidelity Central Funds		22,132
Prepaid expenses		9,071
Other receivables		47,028
Total assets		3,161,579,077

Liabilities
Payable for investments purchased	$ 14,312,834
Payable for fund shares redeemed	3,358,162
Accrued management fee	1,406,922
Distribution and service plan fees payable	314,215
Other affiliated payables	520,163
Other payables and accrued expenses	145,938
Collateral on securities loaned, at value	29,423,466
Total liabilities		49,481,700

Net Assets		$ 3,112,097,377
Net Assets consist of:
Paid in capital		$ 2,123,703,221
Undistributed net investment income		5,947,947
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		86,712,312
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		895,733,897
Net Assets		$ 3,112,097,377

Statement of Assets and Liabilities - continued

February 28, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($414,150,687 ÷ 4,087,312 shares)	$ 101.33

Maximum offering price per share (100/94.25 of $101.33)	$ 107.51
Class T: Net Asset Value and redemption price per share ($81,489,027 ÷ 809,928 shares)	$ 100.61

Maximum offering price per share (100/96.50 of $100.61)	$ 104.26
Class B: Net Asset Value and offering price per share ($15,798,904 ÷ 157,782 shares)A	$ 100.13

Class C: Net Asset Value and offering price per share ($228,151,156 ÷ 2,298,207 shares)A	$ 99.27

Consumer Staples: Net Asset Value, offering price and redemption price per share ($2,173,969,972 ÷ 21,306,192 shares)	$ 102.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($198,537,631 ÷ 1,948,259 shares)	$ 101.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 63,157,453
Income from Fidelity Central Funds		444,777
Total income		63,602,230

Expenses
Management fee	$ 14,005,834
Transfer agent fees	4,714,815
Distribution and service plan fees	3,266,375
Accounting and security lending fees	767,701
Custodian fees and expenses	94,879
Independent trustees' compensation	47,435
Registration fees	182,600
Audit	51,473
Legal	12,495
Miscellaneous	38,709
Total expenses before reductions	23,182,316
Expense reductions	(12,904)	23,169,412
Net investment income (loss)		40,432,818
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	134,877,861
Redemptions in-kind with affiliated entities	20,812,198
Foreign currency transactions	(31,090)
Total net realized gain (loss)		155,658,969
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $13,239)	315,419,939
Assets and liabilities in foreign currencies	(37,629)
Total change in net unrealized appreciation (depreciation)		315,382,310
Net gain (loss)		471,041,279
Net increase (decrease) in net assets resulting from operations		$ 511,474,097

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,432,818	$ 41,894,781
Net realized gain (loss)	155,658,969	171,640,518
Change in net unrealized appreciation (depreciation)	315,382,310	26,588,951
Net increase (decrease) in net assets resulting from operations	511,474,097	240,124,250
Distributions to shareholders from net investment income	(39,618,532)	(38,989,125)
Distributions to shareholders from net realized gain	(102,399,285)	(137,187,027)
Total distributions	(142,017,817)	(176,176,152)
Share transactions - net increase (decrease)	686,786,861	(294,831,730)
Redemption fees	51,833	32,907
Total increase (decrease) in net assets	1,056,294,974	(230,850,725)

Net Assets
Beginning of period	2,055,802,403	2,286,653,128
End of period (including undistributed net investment income of $5,947,947 and undistributed net investment income of $5,732,152, respectively)	$ 3,112,097,377	$ 2,055,802,403

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 87.93	$ 85.67	$ 74.90	$ 67.65	$ 61.06
Income from Investment Operations
Net investment income (loss) C	1.37	1.43	1.26	1.22	.98
Net realized and unrealized gain (loss)	17.28	7.51	11.73	8.73	7.10
Total from investment operations	18.65	8.94	12.99	9.95	8.08
Distributions from net investment income	(1.28)	(1.44)	(1.08)	(1.06)	(.83)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(5.25) J	(6.68)	(2.22)	(2.70)	(1.49)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 101.33	$ 87.93	$ 85.67	$ 74.90	$ 67.65
Total ReturnA, B	21.95%	10.53%	17.60%	15.00%	13.27%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.06%	1.08%	1.10%	1.11%
Expenses net of fee waivers, if any	1.05%	1.06%	1.08%	1.10%	1.11%
Expenses net of all reductions	1.05%	1.06%	1.08%	1.09%	1.11%
Net investment income (loss)	1.45%	1.61%	1.58%	1.74%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 414,151	$ 329,459	$ 277,329	$ 205,851	$ 160,526
Portfolio turnover rateE	42% I	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $5.25 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $3.976 per share.

Financial Highlights - Class T

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 87.37	$ 85.18	$ 74.49	$ 67.30	$ 60.77
Income from Investment Operations
Net investment income (loss) C	1.10	1.18	1.03	1.01	.79
Net realized and unrealized gain (loss)	17.15	7.46	11.68	8.68	7.05
Total from investment operations	18.25	8.64	12.71	9.69	7.84
Distributions from net investment income	(1.04)	(1.21)	(.88)	(.86)	(.65)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(5.01) J	(6.45)	(2.02)	(2.50)	(1.31)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 100.61	$ 87.37	$ 85.18	$ 74.49	$ 67.30
Total ReturnA, B	21.60%	10.23%	17.29%	14.67%	12.93%
Ratios to Average Net Assets D, F
Expenses before reductions	1.32%	1.33%	1.36%	1.38%	1.40%
Expenses net of fee waivers, if any	1.32%	1.33%	1.36%	1.38%	1.40%
Expenses net of all reductions	1.32%	1.33%	1.35%	1.38%	1.40%
Net investment income (loss)	1.18%	1.34%	1.30%	1.45%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,489	$ 61,421	$ 52,024	$ 39,047	$ 31,496
Portfolio turnover rateE	42% I	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $5.01 per share is comprised of distributions from net investment income of $1.036 and distributions from net realized gain of $3.976 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.90	$ 84.72	$ 74.01	$ 66.83	$ 60.37
Income from Investment Operations
Net investment income (loss) C	.63	.71	.61	.64	.46
Net realized and unrealized gain (loss)	17.06	7.40	11.61	8.61	6.98
Total from investment operations	17.69	8.11	12.22	9.25	7.44
Distributions from net investment income	(.48)	(.69)	(.37)	(.43)	(.32)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(4.46)	(5.93)	(1.51)	(2.07)	(.98)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 100.13	$ 86.90	$ 84.72	$ 74.01	$ 66.83
Total ReturnA, B	21.01%	9.63%	16.68%	14.06%	12.35%
Ratios to Average Net Assets D, F
Expenses before reductions	1.82%	1.86%	1.89%	1.91%	1.91%
Expenses net of fee waivers, if any	1.82%	1.86%	1.89%	1.91%	1.91%
Expenses net of all reductions	1.82%	1.86%	1.88%	1.90%	1.91%
Net investment income (loss)	.68%	.81%	.78%	.93%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,799	$ 17,388	$ 18,548	$ 19,330	$ 20,033
Portfolio turnover rateE	42% I	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class C

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.32	$ 84.28	$ 73.75	$ 66.71	$ 60.29
Income from Investment Operations
Net investment income (loss) C	.65	.75	.65	.68	.49
Net realized and unrealized gain (loss)	16.93	7.36	11.55	8.59	7.00
Total from investment operations	17.58	8.11	12.20	9.27	7.49
Distributions from net investment income	(.65)	(.84)	(.53)	(.59)	(.41)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(4.63)	(6.07) J	(1.67)	(2.23)	(1.07)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 99.27	$ 86.32	$ 84.28	$ 73.75	$ 66.71
Total ReturnA, B	21.03%	9.70%	16.73%	14.14%	12.44%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.82%	1.83%	1.85%	1.86%
Expenses net of fee waivers, if any	1.80%	1.82%	1.83%	1.85%	1.86%
Expenses net of all reductions	1.80%	1.81%	1.82%	1.84%	1.85%
Net investment income (loss)	.70%	.85%	.83%	.99%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 228,151	$ 164,669	$ 134,966	$ 102,321	$ 81,239
Portfolio turnover rateE	42% I	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 88.51	$ 86.17	$ 75.29	$ 67.98	$ 61.34
Income from Investment Operations
Net investment income (loss) B	1.64	1.69	1.48	1.42	1.14
Net realized and unrealized gain (loss)	17.40	7.55	11.82	8.76	7.14
Total from investment operations	19.04	9.24	13.30	10.18	8.28
Distributions from net investment income	(1.54)	(1.66)	(1.28)	(1.24)	(.98)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(5.52)	(6.90)	(2.42)	(2.87) I	(1.64)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 102.03	$ 88.51	$ 86.17	$ 75.29	$ 67.98
Total ReturnA	22.27%	10.82%	17.94%	15.30%	13.55%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.79%	.81%	.83%	.86%
Expenses net of fee waivers, if any	.77%	.79%	.81%	.83%	.86%
Expenses net of all reductions	.77%	.79%	.80%	.82%	.86%
Net investment income (loss)	1.73%	1.88%	1.85%	2.01%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,173,970	$ 1,328,594	$ 1,425,055	$ 1,202,440	$ 877,548
Portfolio turnover rateD	42% H	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 88.33	$ 85.92	$ 75.14	$ 67.84	$ 61.26
Income from Investment Operations
Net investment income (loss) B	1.59	1.66	1.45	1.39	1.15
Net realized and unrealized gain (loss)	17.40	7.53	11.79	8.73	7.13
Total from investment operations	18.99	9.19	13.24	10.12	8.28
Distributions from net investment income	(1.44)	(1.54)	(1.32)	(1.19)	(1.04)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(5.41) I	(6.78)	(2.46)	(2.82) J	(1.70)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 101.91	$ 88.33	$ 85.92	$ 75.14	$ 67.84
Total ReturnA	22.26%	10.80%	17.90%	15.24%	13.57%
Ratios to Average Net Assets C, E
Expenses before reductions	.80%	.82%	.85%	.87%	.87%
Expenses net of fee waivers, if any	.80%	.82%	.85%	.87%	.87%
Expenses net of all reductions	.80%	.82%	.84%	.87%	.87%
Net investment income (loss)	1.70%	1.85%	1.81%	1.96%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 198,538	$ 154,271	$ 378,731	$ 163,544	$ 237,883
Portfolio turnover rateD	42% H	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Total distributions of $5.41 per share is comprised of distributions from net investment income of $1.436 and distributions from net realized gain of $3.976 per share.

J Total distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, redemption in kind, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 926,318,732
Gross unrealized depreciation	(39,470,234)
Net unrealized appreciation (depreciation) on securities	$ 886,848,498

Tax Cost	$ 2,234,267,096

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,540,825
Undistributed long-term capital gain	$ 82,071,386
Net unrealized appreciation (depreciation) on securities and other investments	$ 886,821,686

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 43,895,099	$ 40,643,236
Long-term Capital Gains	98,122,718	135,532,916
Total	$ 142,017,817	$ 176,176,152

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,618,121,721 and $1,046,857,746, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 887,388	$ 8,962
Class T	.25%	.25%	349,080	259
Class B	.75%	.25%	167,656	125,772
Class C	.75%	.25%	1,862,251	335,223
			$ 3,266,375	$ 470,216

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 197,186
Class T	27,506
Class B*	9,631
Class C*	13,925
$ 248,248

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 711,350.20
Class T	156,755.22
Class B	37,489.22
Class C	376,017.20
Consumer Staples	2,989,524.18
Institutional Class	443,680.20
	$ 4,714,815

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14,678 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind. During the period, 523,611 shares of the Fund held by an affiliated entity were redeemed for investments with a value of $47,287,323. The net realized gain of $20,812,198 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. Then Investing Funds delivered cash and investments valued at $64,348,425 in exchange for 712,528 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,649 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $366,992.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9,955 for the period.

The investment adviser reimbursed a portion of the Fund's operating expenses, including certain Consumer Staples expenses during the period in the amount of $2,949.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014
From net investment income
Class A	$ 4,812,004	$ 5,205,524
Class T	776,331	826,286
Class B	83,556	138,623
Class C	1,335,126	1,548,556
Consumer Staples	29,856,743	26,141,452
Institutional Class	2,754,772	5,128,684
Total	$ 39,618,532	$ 38,989,125
From net realized gain
Class A	$ 14,768,867	$ 18,454,866
Class T	2,841,831	3,478,167
Class B	743,976	1,077,295
Class C	7,778,566	9,334,082
Consumer Staples	65,408,817	84,245,287
Institutional Class	10,857,228	20,597,330
Total	$ 102,399,285	$ 137,187,027

Annual Report

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014	2015	2014
Class A
Shares sold	1,066,097	1,297,946	$ 101,322,941	$ 115,706,038
Reinvestment of distributions	205,710	234,768	18,829,531	20,739,532
Shares redeemed	(931,333)	(1,022,897)	(86,559,239)	(90,649,691)
Net increase (decrease)	340,474	509,817	$ 33,593,233	$ 45,795,879
Class T
Shares sold	215,514	171,739	$ 20,203,421	$ 15,157,502
Reinvestment of distributions	38,102	46,535	3,463,287	4,086,883
Shares redeemed	(146,712)	(126,021)	(13,666,581)	(11,017,450)
Net increase (decrease)	106,904	92,253	$ 10,000,127	$ 8,226,935
Class B
Shares sold	7,270	16,325	$ 675,777	$ 1,431,261
Reinvestment of distributions	8,161	11,472	730,673	1,003,061
Shares redeemed	(57,733)	(46,659)	(5,359,510)	(4,085,147)
Net increase (decrease)	(42,302)	(18,862)	$ (3,953,060)	$ (1,650,825)
Class C
Shares sold	636,469	622,483	$ 59,593,472	$ 54,501,354
Reinvestment of distributions	86,847	101,164	7,772,854	8,787,354
Shares redeemed	(332,705)	(417,359)	(30,479,924)	(36,266,564)
Net increase (decrease)	390,611	306,288	$ 36,886,402	$ 27,022,144
Consumer Staples
Shares sold	8,889,529	3,438,166	$ 838,041,591	$ 309,005,043
Reinvestment of distributions	985,926	1,188,981	91,713,079	105,681,529
Shares redeemed	(3,580,043)	(6,154,349)	(340,719,360)	(548,691,818)
Net increase (decrease)	6,295,412	(1,527,202)	$ 589,035,310	$ (134,005,246)
Institutional Class
Shares sold	3,870,748 A	2,006,485	$ 354,438,000A	$ 181,066,529
Reinvestment of distributions	135,150	271,028	12,187,732	24,047,781
Shares redeemed	(3,804,175)B	(4,939,085)	(345,400,883)B	(445,334,927)
Net increase (decrease)	201,723	(2,661,572)	$ 21,224,849	$ (240,220,617)

A Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

B Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Annual Report

Fidelity Advisor Gold Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-17.45%	-12.21%	1.65%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Institutional Class on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. See footnote A for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from S. Joseph Wickwire II, Portfolio Manager, Fidelity Advisor® Gold Fund: For the year, the fund's Institutional Class shares returned -17.45%, underperforming the -16.34% return of its industry benchmark, the S&P® Global BMI Gold Capped Index, and the S&P® 500. By comparison, the broadly based MSCI ACWI (All Country World Index) Index added 7.95%. It was a difficult year for gold and gold stocks as the period saw gold prices fall from a high of $1,383 to a low of $1,141 an ounce. The fund underperformed its industry benchmark by underweighting names that outperformed, including Newmont Mining and Zinjin Mining Group, the latter of which we did not own. Overweighting names that lost ground also hurt, including B2Gold and Argonaut Gold. Some non-gold equity positions also dragged on the fund's result. Conversely, underweighting stocks that underperformed contributed to results, including Barrick Gold, which lagged on concerns about its debt levels and management changes, along with uncertainty about its strategy after a failed attempt to acquire Newmont. Our bullion position also contributed, as it outperformed the gold equity benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Class A	1.19%
Actual		$ 1,000.00	$ 789.50	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,018.89	$ 5.96
Class T	1.46%
Actual		$ 1,000.00	$ 788.20	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.30
Class B	1.93%
Actual		$ 1,000.00	$ 786.80	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.93%
Actual		$ 1,000.00	$ 786.80	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Gold	.91%
Actual		$ 1,000.00	$ 790.90	$ 4.04
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56
Institutional Class	.89%
Actual		$ 1,000.00	$ 790.90	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

B Annualized expense ratio reflects consolidated expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Consolidated Investment Changes (Unaudited)

Top Ten Holdings as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	8.8	8.9
Randgold Resources Ltd. sponsored ADR	7.1	5.6
Newcrest Mining Ltd.	6.2	4.8
Gold Bullion	6.2	6.3
Franco-Nevada Corp.	6.1	4.9
Agnico Eagle Mines Ltd. (Canada)	5.0	4.7
Silver Bullion	4.2	5.1
Eldorado Gold Corp.	4.1	5.1
Newmont Mining Corp.	4.0	3.1
Barrick Gold Corp.	3.8	5.1
	55.5
Top Industries (% of fund's net assets)
As of February 28, 2015
Gold	87.6%
Commodities & Related Investments**	10.4%
Precious Metals & Minerals	0.1%
Silver	0.7%
Diversified Metals & Mining	0.2%
Steel	0.0%
All Others*	1.0%

As of August 31, 2014
Gold	87.0%
Commodities & Related Investments**	11.4%
Precious Metals & Minerals	0.6%
Diversified Metals & Mining	0.3%
Coal & Consumable Fuels	0.2%
Silver	0.2%
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).
** Includes gold bullion and/or silver bullion.
Geographic Diversification (% of fund's net assets)
As of February 28, 2015
Canada	55.8%
United States of America*	19.1%
Australia	8.1%
Bailiwick of Jersey	7.9%
South Africa	6.9%
Peru	0.8%
Bermuda	0.7%
Cayman Islands	0.4%
United Kingdom	0.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of August 31, 2014
Canada	59.0%
United States of America*	18.2%
South Africa	7.1%
Australia	6.9%
Bailiwick of Jersey	6.5%
Bermuda	0.9%
Peru	0.7%
Cayman Islands	0.5%
United Kingdom	0.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 88.6%
	Shares	Value
Australia - 8.1%
METALS & MINING - 8.1%
Gold - 8.1%
Beadell Resources Ltd. (d)	7,687,418	$ 1,922,223
Evolution Mining Ltd.	1,437,195	948,955
Kingsgate Consolidated NL (a)	78,274	48,319
Medusa Mining Ltd. (a)(d)	1,983,595	1,518,982
Newcrest Mining Ltd. (a)	6,223,650	69,980,874
Northern Star Resources Ltd.	4,604,518	8,491,210
Perseus Mining Ltd.:
(Australia) (a)(d)	2,122,134	588,674
(Canada) (a)	1,300,000	369,170
Regis Resources Ltd. (a)(d)	2,525,393	3,759,217
Resolute Mng Ltd. (a)	2,390,161	616,332
Saracen Mineral Holdings Ltd. (a)	4,516,787	1,482,355
Silver Lake Resources Ltd. (a)(d)	4,346,985	696,330
Troy Resources NL (a)	195,000	84,567
Troy Resources NL (a)(e)	734,826	323,298
		90,830,506
Bailiwick of Jersey - 7.9%
METALS & MINING - 7.9%
Gold - 7.9%
Centamin PLC	1,848,700	1,878,008
Lydian International Ltd. (a)	2,325,200	930,006
Polyus Gold International Ltd. (d)	222,400	697,863
Polyus Gold International Ltd. sponsored GDR	1,509,831	4,620,083
Randgold Resources Ltd. sponsored ADR (d)	1,010,495	80,021,099
		88,147,059
Bermuda - 0.7%
METALS & MINING - 0.7%
Gold - 0.7%
Continental Gold Ltd. (a)	4,907,000	7,850,572
Steel - 0.0%
African Minerals Ltd. (a)(d)	1,718,700	27
TOTAL METALS & MINING		7,850,599
Canada - 55.8%
METALS & MINING - 55.8%
Diversified Metals & Mining - 0.2%
Ivanhoe Mines Ltd. (a)	2,225,300	1,477,481
Ivanhoe Mines Ltd. Class A warrants 12/10/15 (a)(e)	837,300	20,094
NovaCopper, Inc. (a)	488,333	293,000
Sabina Gold & Silver Corp. (a)(d)	980,000	301,816
True Gold Mining, Inc. (a)	191,000	29,794
		2,122,185
Gold - 54.8%
Agnico Eagle Mines Ltd. (Canada) (d)	1,759,901	56,551,654

	Shares	Value
Alacer Gold Corp.	2,187,363	$ 4,741,824
Alamos Gold, Inc.	1,174,000	7,099,784
Argonaut Gold, Inc. (a)	4,558,862	7,585,340
ATAC Resources Ltd. (a)	67,200	32,253
AuRico Gold, Inc.	112,100	395,457
B2Gold Corp. (a)	22,915,693	38,678,596
Barrick Gold Corp. (d)	3,295,369	42,862,731
Centerra Gold, Inc.	1,335,600	6,527,891
Detour Gold Corp. (a)	2,042,100	19,749,611
Detour Gold Corp. (a)(e)	785,900	7,600,617
Eldorado Gold Corp. (d)	7,903,535	45,583,943
Franco-Nevada Corp.	1,297,800	68,476,832
Gabriel Resources Ltd. (a)(d)	1,020,600	661,296
Goldcorp, Inc.	4,486,700	98,807,176
GoldQuest Mining Corp. (a)	2,318,500	250,378
Guyana Goldfields, Inc. (a)	3,286,900	8,571,549
Guyana Goldfields, Inc. (a)(e)	155,000	404,208
IAMGOLD Corp. (a)	2,920,000	7,147,588
Kinross Gold Corp. (a)	3,460,291	9,743,400
Kirkland Lake Gold, Inc. (a)(d)	376,000	1,570,050
Lake Shore Gold Corp. (a)(d)	2,806,600	2,559,414
Midas Gold Corp. (a)	100,500	40,197
New Gold, Inc. (a)	6,615,175	25,347,323
NGEx Resources, Inc. (a)	65,000	55,116
Novagold Resources, Inc. (a)	1,935,700	7,200,228
OceanaGold Corp.	2,842,300	5,434,043
Orezone Gold Corp. (a)	371,100	157,334
Osisko Gold Royalties Ltd.	546,193	7,794,643
Pilot Gold, Inc. (a)	1,418,150	1,225,184
Premier Gold Mines Ltd. (a)(g)	10,416,222	20,747,454
Pretium Resources, Inc. (a)	856,538	5,289,556
Pretium Resources, Inc. (a)(e)	225,000	1,389,489
Pretium Resources, Inc. (a)(f)	225,000	1,389,489
Primero Mining Corp. (a)(d)	1,506,800	5,351,725
Richmont Mines, Inc. (a)	239,900	804,080
Rio Alto Mining Ltd. (a)	2,742,235	8,598,961
Romarco Minerals, Inc. (a)	31,476,998	13,596,975
Romarco Minerals, Inc. (a)(e)	5,900,000	2,548,596
Romarco Minerals, Inc. (f)	4,600,000	1,788,337
Roxgold, Inc. (a)	100,000	51,996
Rubicon Minerals Corp. (a)	5,376,402	6,279,135
Seabridge Gold, Inc. (a)	659,166	5,121,721
SEMAFO, Inc. (a)	2,895,700	8,964,370
Teranga Gold Corp. (a)	85,000	46,916
Teranga Gold Corp. CDI unit (a)(d)	3,338,072	1,851,942
Timmins Gold Corp. (a)	122,600	106,899
Torex Gold Resources, Inc. (a)	20,093,200	18,484,265
Yamana Gold, Inc.	6,909,420	29,348,868
		614,616,434
Precious Metals & Minerals - 0.1%
Chesapeake Gold Corp. (a)	12,000	21,886
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Gold Standard Ventures Corp. (a)	2,125,400	$ 918,099
Klondex Mines Ltd. (a)	1,000	2,160
		942,145
Silver - 0.7%
MAG Silver Corp. (a)	171,000	1,237,941
Silver Wheaton Corp.	47,700	1,030,238
Tahoe Resources, Inc.	426,600	5,968,510
		8,236,689
TOTAL METALS & MINING		625,917,453
Cayman Islands - 0.4%
METALS & MINING - 0.4%
Gold - 0.4%
Endeavour Mining Corp. (a)	8,267,400	3,968,035
Peru - 0.8%
METALS & MINING - 0.8%
Gold - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	777,528	9,003,774
South Africa - 6.9%
METALS & MINING - 6.9%
Gold - 6.9%
AngloGold Ashanti Ltd. sponsored ADR (a)	3,046,508	34,334,145
Gold Fields Ltd. sponsored ADR	5,219,126	24,268,936
Harmony Gold Mining Co. Ltd. (a)	1,484,000	3,625,670
Harmony Gold Mining Co. Ltd. sponsored ADR (a)(d)	1,757,900	4,324,434
Sibanye Gold Ltd. ADR	1,023,906	10,843,165
		77,396,350
United Kingdom - 0.3%
METALS & MINING - 0.3%
Gold - 0.3%
Acacia Mining PLC	837,800	3,559,540
Pan African Resources PLC	15,000	2,721
		3,562,261
United States of America - 7.7%
METALS & MINING - 7.7%
Gold - 7.7%
Gold Resource Corp. (d)	115,000	397,900
McEwen Mining, Inc. (a)(d)	679,110	767,394

	Shares	Value
Newmont Mining Corp.	1,718,500	$ 45,248,105
Royal Gold, Inc.	552,113	39,807,347
		86,220,746
TOTAL COMMON STOCKS (Cost $1,340,424,123)		992,896,783
Commodities - 10.4%
	Troy Ounces
Gold Bullion (a)	57,510	69,704,996
Silver Bullion (a)	2,837	47,051,645
TOTAL COMMODITIES (Cost $130,172,232)		116,756,641
Money Market Funds - 11.1%

Fidelity Cash Central Fund, 0.13% (b)	6,190,705	6,190,705
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	118,585,234	118,585,234
TOTAL MONEY MARKET FUNDS (Cost $124,775,939)		124,775,939
TOTAL INVESTMENT PORTFOLIO - 110.1% (Cost $1,595,372,294)	1,234,429,363
NET OTHER ASSETS (LIABILITIES) - (10.1)%	(112,830,851)
NET ASSETS - 100%	$ 1,121,598,512
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,286,302 or 1.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,177,826 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pretium Resources, Inc.	3/31/11	$ 2,172,293
Romarco Minerals, Inc.	12/12/14	1,987,728
(g) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,364
Fidelity Securities Lending Cash Central Fund	439,263
Total	$ 448,627
Consolidated Subsidiary	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 225,764,683	$ 65,099,608	$ 147,759,808	$ -	$ 116,684,748
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Premier Gold Mines Ltd.	$ 20,772,705	$ 1,654,461	$ 668,621	$ -	$ 20,747,454
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 992,896,783	$ 987,434,430	$ 5,414,007	$ 48,346
Commodities	116,756,641	116,756,641	-	-
Money Market Funds	124,775,939	124,775,939	-	-
Total Investments in Securities:	$ 1,234,429,363	$ 1,228,967,010	$ 5,414,007	$ 48,346

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $113,727,253) - See accompanying schedule: Unaffiliated issuers (cost $1,309,030,420)	$ 972,149,329
Fidelity Central Funds (cost $124,775,939)	124,775,939
Commodities (cost $130,172,232)	116,756,641
Other affiliated issuers (cost $31,393,703)	20,747,454
Total Investments (cost $1,595,372,294)		$ 1,234,429,363
Foreign currency held at value (cost $104,547)		104,547
Receivable for investments sold		5,509,685
Receivable for fund shares sold		2,227,907
Dividends receivable		369,487
Distributions receivable from Fidelity Central Funds		21,274
Prepaid expenses		5,477
Other receivables		25,556
Total assets		1,242,693,296

Liabilities
Payable for investments purchased	$ 106,570
Payable for fund shares redeemed	1,407,905
Accrued management fee	512,689
Distribution and service plan fees payable	50,874
Other affiliated payables	295,764
Other payables and accrued expenses	135,748
Collateral on securities loaned, at value	118,585,234
Total liabilities		121,094,784

Net Assets		$ 1,121,598,512
Net Assets consist of:
Paid in capital		$ 2,578,854,710
Accumulated net investment loss		(19,281)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,096,295,003)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(360,941,914)
Net Assets		$ 1,121,598,512

Consolidated Statement of Assets and Liabilities -
continued

February 28, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($46,898,129 ÷ 2,588,967 shares)	$ 18.11

Maximum offering price per share (100/94.25 of $18.11)	$ 19.21
Class T: Net Asset Value and redemption price per share ($16,199,778 ÷ 908,445 shares)	$ 17.83

Maximum offering price per share (100/96.50 of $17.83)	$ 18.48
Class B: Net Asset Value and offering price per share ($2,460,813 ÷ 142,495 shares)A	$ 17.27

Class C: Net Asset Value and offering price per share ($39,428,756 ÷ 2,292,391 shares)A	$ 17.20

Gold: Net Asset Value, offering price and redemption price per share ($992,944,244 ÷ 53,678,374 shares)	$ 18.50

Institutional Class: Net Asset Value, offering price and redemption price per share ($23,666,792 ÷ 1,279,261 shares)	$ 18.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Gold Portfolio
Consolidated Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 9,166,344
Income from Fidelity Central Funds (including $439,263 from security lending)		448,627
Income before foreign taxes withheld		9,614,971
Less foreign taxes withheld		(1,113,899)
Total income		8,501,072

Expenses
Management fee	$ 7,307,511
Transfer agent fees	3,307,819
Distribution and service plan fees	625,615
Accounting and security lending fees	580,399
Custodian fees and expenses	283,527
Independent trustees' compensation	25,214
Registration fees	150,605
Audit	44,883
Legal	6,776
Interest	472
Miscellaneous	28,792
Total expenses before reductions	12,361,613
Expense reductions	(454,642)	11,906,971
Net investment income (loss)		(3,405,899)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(218,966,450)
Other affiliated issuers	(897,919)
Commodities	(11,867,162)
Foreign currency transactions	197,792
Total net realized gain (loss)		(231,533,739)
Change in net unrealized appreciation (depreciation) on: Investments	(5,621,130)
Assets and liabilities in foreign currencies	(1,978)
Commodities	(13,914,448)
Total change in net unrealized appreciation (depreciation)		(19,537,556)
Net gain (loss)		(251,071,295)
Net increase (decrease) in net assets resulting from operations		$ (254,477,194)

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,405,899)	$ 3,413,053
Net realized gain (loss)	(231,533,739)	(556,608,289)
Change in net unrealized appreciation (depreciation)	(19,537,556)	(88,077,933)
Net increase (decrease) in net assets resulting from operations	(254,477,194)	(641,273,169)
Share transactions - net increase (decrease)	(124,744,949)	(461,130,558)
Redemption fees	222,335	396,348
Total increase (decrease) in net assets	(378,999,808)	(1,102,007,379)

Net Assets
Beginning of period	1,500,598,320	2,602,605,699
End of period (including accumulated net investment loss of $19,281 and accumulated net investment loss of $8,084, respectively)	$ 1,121,598,512	$ 1,500,598,320

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2015	2014	2013	2012 I	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 22.01	$ 30.25	$ 45.37	$ 50.92	$ 40.50
Income from Investment Operations
Net investment income (loss) D	(.10)	- A	.07	(.13)	(.30)
Net realized and unrealized gain (loss)	(3.80)	(8.25)	(15.19)	(2.83)	15.28
Total from investment operations	(3.90)	(8.25)	(15.12)	(2.96)	14.98
Distributions from net realized gain	-	-	-	(2.59)	(4.57)
Redemption fees added to paid in capital D	- A	.01	- A	- A	.01
Net asset value, end of period	$ 18.11	$ 22.01	$ 30.25	$ 45.37	$ 50.92
Total ReturnB, C	(17.72)%	(27.24)%	(33.33)%	(6.24)%	36.99%
Ratios to Average Net Assets E, H
Expenses before reductions	1.23%	1.21%	1.18%	1.14%	1.16%
Expenses net of fee waivers, if any	1.19%	1.19%	1.17%	1.14%	1.15%
Expenses net of all reductions	1.19%	1.18%	1.17%	1.14%	1.14%
Net investment income (loss)	(.51)%	-% G	.18%	(.28)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,898	$ 60,270	$ 101,202	$ 152,969	$ 149,178
Portfolio turnover rateF	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CTotal returns do not include the effect of the sales charges. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GAmount represents less than .01%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IFor the year ended February 29.

Consolidated Financial Highlights - Class T

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.73	$ 29.95	$ 45.04	$ 50.68	$ 40.34
Income from Investment Operations
Net investment income (loss) D	(.15)	(.06)	(.03)	(.27)	(.43)
Net realized and unrealized gain (loss)	(3.75)	(8.17)	(15.06)	(2.80)	15.21
Total from investment operations	(3.90)	(8.23)	(15.09)	(3.07)	14.78
Distributions from net realized gain	-	-	-	(2.57)	(4.45)
Redemption fees added to paid in capital D	- A	.01	- A	- A	.01
Net asset value, end of period	$ 17.83	$ 21.73	$ 29.95	$ 45.04	$ 50.68
Total ReturnB, C	(17.95)%	(27.45)%	(33.50)%	(6.49)%	36.62%
Ratios to Average Net Assets E, G
Expenses before reductions	1.50%	1.49%	1.45%	1.43%	1.44%
Expenses net of fee waivers, if any	1.46%	1.47%	1.44%	1.42%	1.42%
Expenses net of all reductions	1.46%	1.46%	1.44%	1.42%	1.42%
Net investment income (loss)	(.79)%	(.28)%	(.09)%	(.57)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,200	$ 18,402	$ 24,913	$ 40,664	$ 45,846
Portfolio turnover rateF	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CTotal returns do not include the effect of the sales charges. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.14	$ 29.27	$ 44.24	$ 50.02	$ 39.87
Income from Investment Operations
Net investment income (loss) D	(.24)	(.16)	(.21)	(.49)	(.66)
Net realized and unrealized gain (loss)	(3.63)	(7.98)	(14.76)	(2.76)	15.02
Total from investment operations	(3.87)	(8.14)	(14.97)	(3.25)	14.36
Distributions from net realized gain	-	-	-	(2.53)	(4.21)
Redemption fees added to paid in capital D	- A	.01	- A	- A	- A
Net asset value, end of period	$ 17.27	$ 21.14	$ 29.27	$ 44.24	$ 50.02
Total ReturnB, C	(18.31)%	(27.78)%	(33.84)%	(6.95)%	35.97%
Ratios to Average Net Assets E, G
Expenses before reductions	1.97%	1.95%	1.93%	1.90%	1.93%
Expenses net of fee waivers, if any	1.93%	1.93%	1.92%	1.90%	1.92%
Expenses net of all reductions	1.93%	1.93%	1.91%	1.90%	1.91%
Net investment income (loss)	(1.26)%	(.75)%	(.57)%	(1.04)%	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,461	$ 4,373	$ 9,423	$ 20,894	$ 26,837
Portfolio turnover rateF	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CTotal returns do not include the effect of the contingent deferred sales charge. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

Consolidated Financial Highlights - Class C

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 21.06	$ 29.15	$ 44.05	$ 49.81	$ 39.75
Income from Investment Operations
Net investment income (loss) D	(.23)	(.16)	(.20)	(.47)	(.64)
Net realized and unrealized gain (loss)	(3.63)	(7.94)	(14.70)	(2.76)	14.98
Total from investment operations	(3.86)	(8.10)	(14.90)	(3.23)	14.34
Distributions from net realized gain	-	-	-	(2.53)	(4.28)
Redemption fees added to paid in capital D	- A	.01	- A	- A	- A
Net asset value, end of period	$ 17.20	$ 21.06	$ 29.15	$ 44.05	$ 49.81
Total ReturnB, C	(18.33)%	(27.75)%	(33.83)%	(6.93)%	36.01%
Ratios to Average Net Assets E, G
Expenses before reductions	1.96%	1.96%	1.93%	1.87%	1.89%
Expenses net of fee waivers, if any	1.92%	1.94%	1.92%	1.87%	1.88%
Expenses net of all reductions	1.92%	1.93%	1.91%	1.87%	1.87%
Net investment income (loss)	(1.25)%	(.76)%	(.57)%	(1.01)%	(1.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,429	$ 33,811	$ 37,787	$ 67,996	$ 72,431
Portfolio turnover rateF	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CTotal returns do not include the effect of the contingent deferred sales charge. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 22.41	$ 30.72	$ 45.96	$ 51.44	$ 40.85
Income from Investment Operations
Net investment income (loss) B	(.04)	.06	.16	(.02)	(.18)
Net realized and unrealized gain (loss)	(3.87)	(8.38)	(15.40)	(2.85)	15.43
Total from investment operations	(3.91)	(8.32)	(15.24)	(2.87)	15.25
Distributions from net realized gain	-	-	-	(2.61)	(4.67)
Redemption fees added to paid in capital B	- G	.01	- G	- G	.01
Net asset value, end of period	$ 18.50	$ 22.41	$ 30.72	$ 45.96	$ 51.44
Total ReturnA	(17.45)%	(27.05)%	(33.16)%	(6.00)%	37.35%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	.94%	.93%	.89%	.91%
Expenses net of fee waivers, if any	.90%	.92%	.92%	.89%	.90%
Expenses net of all reductions	.90%	.91%	.92%	.89%	.89%
Net investment income (loss)	(.22)%	.27%	.43%	(.03)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 992,944	$ 1,275,913	$ 2,301,019	$ 3,924,440	$ 4,250,249
Portfolio turnover rateD	20%	56%	18%	22%	35%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FFor the year ended February 29. GAmount represents less than $.01 per share.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 22.41	$ 30.69	$ 45.87	$ 51.32	$ 40.77
Income from Investment Operations
Net investment income (loss) C	(.04)	.07	.20	.02	(.15)
Net realized and unrealized gain (loss)	(3.87)	(8.36)	(15.38)	(2.85)	15.41
Total from investment operations	(3.91)	(8.29)	(15.18)	(2.83)	15.26
Distributions from net realized gain	-	-	-	(2.62)	(4.72)
Redemption fees added to paid in capital C	- A	.01	- A	- A	.01
Net asset value, end of period	$ 18.50	$ 22.41	$ 30.69	$ 45.87	$ 51.32
Total ReturnB	(17.45)%	(26.98)%	(33.09)%	(5.94)%	37.45%
Ratios to Average Net Assets D, F
Expenses before reductions	.90%	.87%	.84%	.82%	.85%
Expenses net of fee waivers, if any	.86%	.85%	.83%	.81%	.84%
Expenses net of all reductions	.86%	.84%	.82%	.81%	.83%
Net investment income (loss)	(.18)%	.34%	.52%	.04%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,667	$ 107,830	$ 128,262	$ 168,548	$ 137,246
Portfolio turnover rateE	20%	56%	18%	22%	35%

AAmount represents less than $.01 per share. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29.

See accompanying notes which are an integral part of the Consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2015

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Consolidated Subsidiary.

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd, a wholly owned subsidiary (the "Subsidiary"). As of February 28, 2015, the Fund held an investment of $116,684,748 in the Subsidiary, representing 10.4% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015 is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, net operating losses, losses deferred due to wash sales and capital loss carryforwards.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 124,633,618
Gross unrealized depreciation	(616,152,284)
Net unrealized appreciation (depreciation) on securities	$ (491,518,666)

Tax Cost	$ 1,725,876,135

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (994,214,264)
Net unrealized appreciation (depreciation) on securities and other investments	$ (491,515,302)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (134,736,786)
Long-term	(859,477,478)
Total capital loss carryforward	$ (994,214,264)

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

Notes to Consolidated Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $248,761,008 and $376,980,261, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which the Subsidiary pays a monthly management fee at the annual rate of .30% of its net assets. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .58% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 132,576	$ 1,199
Class T	.25%	.25%	85,648	148
Class B	.75%	.25%	33,203	24,902
Class C	.75%	.25%	374,188	110,290
			$ 625,615	$ 136,539

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31,220
Class T	8,794
Class B*	5,893
Class C*	11,697
$ 57,604

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 162,318.31
Class T	56,530.33
Class B	10,095.30
Class C	107,920.29
Gold	2,890,947.26
Institutional Class	80,009.22
	$ 3,307,819

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $9,496 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,422,083.32%		$ 472

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,717 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Consolidated Financial Statements - continued

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $446,754.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $275.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Gold and Institutional Class expenses during the period in the amount of $7,613.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014	2015	2014
Class A
Shares sold	1,014,651	1,443,614	$ 20,366,842	$ 31,671,750
Shares redeemed	(1,163,476)	(2,051,264)	(22,763,258)	(45,809,186)
Net increase (decrease)	(148,825)	(607,650)	$ (2,396,416)	$ (14,137,436)
Class T
Shares sold	317,888	364,459	$ 6,202,712	$ 7,796,316
Shares redeemed	(256,267)	(349,602)	(4,926,125)	(7,601,870)
Net increase (decrease)	61,621	14,857	$ 1,276,587	$ 194,446
Class B
Shares sold	6,743	23,041	$ 129,320	$ 484,615
Shares redeemed	(71,044)	(138,145)	(1,326,720)	(3,024,154)
Net increase (decrease)	(64,301)	(115,104)	$ (1,197,400)	$ (2,539,539)
Class C
Shares sold	1,131,151	877,429	$ 21,162,781	$ 17,346,606
Shares redeemed	(444,470)	(567,911)	(8,210,673)	(12,102,759)
Net increase (decrease)	686,681	309,518	$ 12,952,108	$ 5,243,847
Gold
Shares sold	22,066,731	32,449,288	$ 446,680,830	$ 718,341,081
Shares redeemed	(25,311,740)	(50,439,253)	(508,417,315)	(1,182,529,714)
Net increase (decrease)	(3,245,009)	(17,989,965)	$ (61,736,485)	$ (464,188,633)
Institutional Class
Shares sold	1,547,691	2,126,861	$ 33,198,070	$ 46,661,254
Shares redeemed	(5,080,368)	(1,494,359)	(106,841,413)	(32,364,497)
Net increase (decrease)	(3,532,677)	632,502	$ (73,643,343)	$ 14,296,757

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Materials Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	2.49%	13.13%	11.26%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund.

Prior to October 1, 2006, the fund was named Industrial Materials Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Institutional Class on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. See footnote A for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Materials Fund: For the year, the fund's Institutional Class shares returned 2.49%, considerably trailing the 8.95% advance of the MSCI U.S. IMI Materials 25-50 Index and also lagging the S&P 500®. Disappointing growth in both developed and emerging economies resulted in deflationary trends that dampened returns in the materials sector. These trends included falling prices for most commodities - notably, crude oil - and a surging U.S. dollar, which often accompanies weakness in commodities. Versus the MSCI index, both stock selection and market selection hampered the fund's results. Our large overweighting in diversified chemicals firm FMC, the fund's biggest relative detractor, fell victim to less-favorable fundamentals than I anticipated. In FMC's case, it was the collapse of global grain prices and subsequent disappointing sales of the firm's pesticides and herbicides. I sold a little here but maintained most of the position. A non-index position in coal producer Peabody Energy - which I sold - also worked against us, as did a sizable overweighting in Eastman Chemical and not owning strong-performing index name Air Products and Chemicals. Conversely, the two largest relative contributors were paper packaging stocks Rock-Tenn and Graphic Packaging Holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Class A	1.06%
Actual		$ 1,000.00	$ 976.80	$ 5.20
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31
Class T	1.36%
Actual		$ 1,000.00	$ 975.40	$ 6.66
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 6.81
Class B	1.89%
Actual		$ 1,000.00	$ 972.90	$ 9.25
HypotheticalA		$ 1,000.00	$ 1,015.42	$ 9.44
Class C	1.81%
Actual		$ 1,000.00	$ 973.20	$ 8.86
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Materials	.80%
Actual		$ 1,000.00	$ 978.10	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Institutional Class	.77%
Actual		$ 1,000.00	$ 978.30	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	11.4	2.7
Monsanto Co.	8.5	8.1
Praxair, Inc.	5.4	5.5
Rock-Tenn Co. Class A	5.4	3.7
Ecolab, Inc.	5.3	1.3
Eastman Chemical Co.	5.3	4.0
LyondellBasell Industries NV Class A	4.7	8.2
FMC Corp.	4.0	4.2
CF Industries Holdings, Inc.	3.4	3.9
Eagle Materials, Inc.	3.1	2.7
	56.5
Top Industries (% of fund's net assets)
As of February 28, 2015
Chemicals	70.0%
Containers & Packaging	16.6%
Metals & Mining	6.7%
Construction Materials	3.1%
Paper & Forest Products	1.7%
All Others*	1.9%

As of August 31, 2014
Chemicals	65.6%
Metals & Mining	14.8%
Containers & Packaging	10.4%
Construction Materials	5.2%
Oil, Gas & Consumable Fuels	2.0%
All Others*	2.0%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Materials Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CHEMICALS - 70.0%
Commodity Chemicals - 10.1%
Axiall Corp.	276,627	$ 12,810,596
Cabot Corp.	807,787	36,447,349
LyondellBasell Industries NV Class A	1,119,596	96,184,492
Methanex Corp. (d)	805,800	43,825,568
Orion Engineered Carbons SA	1,017,837	16,753,597
		206,021,602
Diversified Chemicals - 21.5%
E.I. du Pont de Nemours & Co.	3,019,400	235,060,289
Eastman Chemical Co.	1,460,130	108,721,280
FMC Corp.	1,289,836	81,788,501
Huntsman Corp.	734,100	16,487,886
		442,057,956
Fertilizers & Agricultural Chemicals - 15.0%
CF Industries Holdings, Inc.	231,823	70,991,157
Monsanto Co.	1,449,730	174,590,984
The Mosaic Co.	1,184,800	63,102,448
		308,684,589
Industrial Gases - 8.3%
Airgas, Inc.	507,396	59,476,959
Praxair, Inc.	871,874	111,512,685
		170,989,644
Specialty Chemicals - 15.1%
Albemarle Corp. U.S. (d)	454,800	25,728,036
Ashland, Inc.	447,600	57,122,712
Ecolab, Inc.	943,220	108,979,639
NewMarket Corp.	95,929	45,192,152
Sherwin-Williams Co.	107,754	30,731,441
W.R. Grace & Co. (a)(d)	432,640	42,896,256
		310,650,236
TOTAL CHEMICALS		1,438,404,027
CONSTRUCTION MATERIALS - 3.1%
Construction Materials - 3.1%
Eagle Materials, Inc.	816,555	64,099,568
CONTAINERS & PACKAGING - 16.6%
Metal & Glass Containers - 2.9%
Aptargroup, Inc.	470,524	30,993,416
Ball Corp.	386,800	27,737,428
		58,730,844
Paper Packaging - 13.7%
Avery Dennison Corp.	414,200	22,180,410
Graphic Packaging Holding Co.	3,456,895	52,164,546
MeadWestvaco Corp.	65,100	3,454,206

	Shares	Value
Packaging Corp. of America	555,700	$ 46,045,302
Rock-Tenn Co. Class A	1,602,442	109,991,619
Sealed Air Corp.	1,016,700	47,917,071
		281,753,154
TOTAL CONTAINERS & PACKAGING		340,483,998
ENERGY EQUIPMENT & SERVICES - 0.5%
Oil & Gas Equipment & Services - 0.5%
Aspen Aerogels, Inc. (e)	1,277,115	10,127,522
METALS & MINING - 6.7%
Diversified Metals & Mining - 0.2%
Copper Mountain Mining Corp. (a)	3,858,277	4,012,287
Gold - 2.3%
Franco-Nevada Corp.	333,900	17,617,826
Royal Gold, Inc.	413,804	29,835,268
		47,453,094
Steel - 4.2%
Nucor Corp.	1,001,900	47,119,357
Steel Dynamics, Inc.	2,213,000	40,320,860
		87,440,217
TOTAL METALS & MINING		138,905,598
PAPER & FOREST PRODUCTS - 1.7%
Paper Products - 1.7%
Domtar Corp.	757,500	34,239,000
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Trading Companies & Distributors - 0.5%
Wolseley PLC	170,134	10,430,283
TOTAL COMMON STOCKS (Cost $1,599,388,920)		2,036,689,996
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.13% (b)	17,238,460	17,238,460
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	33,808,395	33,808,395
TOTAL MONEY MARKET FUNDS (Cost $51,046,855)		51,046,855
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $1,650,435,775)	2,087,736,851
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(32,501,010)
NET ASSETS - 100%	$ 2,055,235,841
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,901
Fidelity Securities Lending Cash Central Fund	171,277
Total	$ 191,178
Other Affiliated Issuers
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aspen Aerogels, Inc.	$ -	$ 9,986,520	$ 1,418,932	$ -	$ 10,127,522
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $33,099,127) - See accompanying schedule: Unaffiliated issuers (cost $1,590,608,784)	$ 2,026,562,474
Fidelity Central Funds (cost $51,046,855)	51,046,855
Other affiliated issuers (cost $8,780,136)	10,127,522
Total Investments (cost $1,650,435,775)		$ 2,087,736,851
Receivable for investments sold		20,631,838
Receivable for fund shares sold		3,294,584
Dividends receivable		2,692,932
Distributions receivable from Fidelity Central Funds		3,536
Prepaid expenses		8,741
Other receivables		41,370
Total assets		2,114,409,852

Liabilities
Payable for investments purchased	$ 20,446,041
Payable for fund shares redeemed	3,331,966
Accrued management fee	932,386
Distribution and service plan fees payable	179,392
Other affiliated payables	389,442
Other payables and accrued expenses	86,389
Collateral on securities loaned, at value	33,808,395
Total liabilities		59,174,011

Net Assets		$ 2,055,235,841
Net Assets consist of:
Paid in capital		$ 1,634,284,846
Distributions in excess of net investment income		(33,066)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,317,015)
Net unrealized appreciation (depreciation) on investments		437,301,076
Net Assets		$ 2,055,235,841

Statement of Assets and Liabilities - continued

February 28, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($319,740,008 ÷ 3,975,236 shares)	$ 80.43

Maximum offering price per share (100/94.25 of $80.43)	$ 85.34
Class T: Net Asset Value and redemption price per share ($45,251,670 ÷ 566,021 shares)	$ 79.95

Maximum offering price per share (100/96.50 of $79.95)	$ 82.85
Class B: Net Asset Value and offering price per share ($6,486,746 ÷ 82,838 shares)A	$ 78.31

Class C: Net Asset Value and offering price per share ($107,697,018 ÷ 1,378,597 shares)A	$ 78.12

Materials: Net Asset Value, offering price and redemption price per share ($1,107,689,265 ÷ 13,713,587 shares)	$ 80.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($468,371,134 ÷ 5,810,723 shares)	$ 80.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 35,388,475
Interest		231,020
Income from Fidelity Central Funds		191,178
Total income		35,810,673

Expenses
Management fee	$ 11,769,676
Transfer agent fees	4,417,326
Distribution and service plan fees	2,258,375
Accounting and security lending fees	653,835
Custodian fees and expenses	36,379
Independent trustees' compensation	41,798
Registration fees	152,825
Audit	51,208
Legal	13,438
Interest	1,074
Miscellaneous	27,456
Total expenses before reductions	19,423,390
Expense reductions	(27,900)	19,395,490
Net investment income (loss)		16,415,183
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	134,791,589
Other affiliated issuers	212,549
Foreign currency transactions	(58,451)
Redemption in-kind with affiliated entities	6,050,156
Total net realized gain (loss)		140,995,843
Change in net unrealized appreciation (depreciation) on: Investment securities	(115,354,398)
Assets and liabilities in foreign currencies	2,668
Total change in net unrealized appreciation (depreciation)		(115,351,730)
Net gain (loss)		25,644,113
Net increase (decrease) in net assets resulting from operations		$ 42,059,296

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,415,183	$ 11,130,072
Net realized gain (loss)	140,995,843	105,883,339
Change in net unrealized appreciation (depreciation)	(115,351,730)	227,365,491
Net increase (decrease) in net assets resulting from operations	42,059,296	344,378,902
Distributions to shareholders from net investment income	(14,132,791)	(9,652,596)
Distributions to shareholders from net realized gain	(176,045,519)	(36,877,810)
Total distributions	(190,178,310)	(46,530,406)
Share transactions - net increase (decrease)	139,840,860	29,379,358
Redemption fees	59,111	36,980
Total increase (decrease) in net assets	(8,219,043)	327,264,834

Net Assets
Beginning of period	2,063,454,884	1,736,190,050
End of period (including distributions in excess of net investment income of $33,066 and distributions in excess of net investment income of $815,927, respectively)	$ 2,055,235,841	$ 2,063,454,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.46	$ 73.44	$ 69.23	$ 69.96	$ 52.54
Income from Investment Operations
Net investment income (loss) C	.51	.36	.70	.40	1.08 F
Net realized and unrealized gain (loss)	1.05	14.56	5.69	(.35)	17.40
Total from investment operations	1.56	14.92	6.39	.05	18.48
Distributions from net investment income	(.43)	(.30)	(.63)	(.40)	(1.06)
Distributions from net realized gain	(7.17)	(1.60)	(1.55)	(.38)	(.01)
Total distributions	(7.59) J	(1.90)	(2.18)	(.78)	(1.07)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 80.43	$ 86.46	$ 73.44	$ 69.23	$ 69.96
Total ReturnA, B	2.20%	20.46%	9.40%	.21%	35.33%
Ratios to Average Net Assets D, G
Expenses before reductions	1.06%	1.10%	1.13%	1.13%	1.16%
Expenses net of fee waivers, if any	1.06%	1.10%	1.13%	1.13%	1.16%
Expenses net of all reductions	1.06%	1.09%	1.12%	1.13%	1.15%
Net investment income (loss)	.61%	.45%	1.02%	.61%	1.81% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 319,740	$ 336,777	$ 219,627	$ 157,781	$ 124,160
Portfolio turnover rateE	76% K	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $7.59 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $7.167 per share. KPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class T

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 85.99	$ 73.05	$ 68.91	$ 69.68	$ 52.35
Income from Investment Operations
Net investment income (loss) C	.25	.12	.50	.21	.90 F
Net realized and unrealized gain (loss)	1.06	14.48	5.66	(.35)	17.34
Total from investment operations	1.31	14.60	6.16	(.14)	18.24
Distributions from net investment income	(.18)	(.06)	(.46)	(.25)	(.92)
Distributions from net realized gain	(7.17)	(1.60)	(1.55)	(.38)	-
Total distributions	(7.35)	(1.66)	(2.02) J	(.63)	(.92)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 79.95	$ 85.99	$ 73.05	$ 68.91	$ 69.68
Total ReturnA, B	1.90%	20.10%	9.10%	(.09)%	34.98%
Ratios to Average Net Assets D, G
Expenses before reductions	1.37%	1.40%	1.42%	1.42%	1.44%
Expenses net of fee waivers, if any	1.37%	1.40%	1.42%	1.42%	1.44%
Expenses net of all reductions	1.37%	1.39%	1.41%	1.41%	1.43%
Net investment income (loss)	.31%	.15%	.73%	.33%	1.54% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,252	$ 45,223	$ 37,860	$ 28,290	$ 25,570
Portfolio turnover rateE	76% K	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share. KPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 84.63	$ 72.21	$ 68.13	$ 68.95	$ 51.86
Income from Investment Operations
Net investment income (loss) C	(.18)	(.28)	.16	(.11)	.60 F
Net realized and unrealized gain (loss)	1.03	14.28	5.57	(.33)	17.13
Total from investment operations	.85	14.00	5.73	(.44)	17.73
Distributions from net investment income	-	-	(.10)	-	(.65)
Distributions from net realized gain	(7.17)	(1.58)	(1.55)	(.38)	-
Total distributions	(7.17)	(1.58)	(1.65)	(.38)	(.65)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 78.31	$ 84.63	$ 72.21	$ 68.13	$ 68.95
Total ReturnA, B	1.35%	19.50%	8.55%	(.57)%	34.29%
Ratios to Average Net Assets D, G
Expenses before reductions	1.89%	1.90%	1.92%	1.91%	1.93%
Expenses net of fee waivers, if any	1.89%	1.90%	1.92%	1.91%	1.93%
Expenses net of all reductions	1.89%	1.90%	1.91%	1.91%	1.92%
Net investment income (loss)	(.22)%	(.36)%	.24%	(.17)%	1.04% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,487	$ 8,671	$ 10,218	$ 11,040	$ 13,507
Portfolio turnover rateE	76% J	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class C

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 84.38	$ 71.96	$ 67.98	$ 68.78	$ 51.79
Income from Investment Operations
Net investment income (loss) C	(.12)	(.23)	.18	(.10)	.61 F
Net realized and unrealized gain (loss)	1.03	14.23	5.55	(.32)	17.09
Total from investment operations	.91	14.00	5.73	(.42)	17.70
Distributions from net investment income	-	-	(.20)	-	(.72)
Distributions from net realized gain	(7.17)	(1.58)	(1.55)	(.38)	-
Total distributions	(7.17)	(1.58)	(1.75)	(.38)	(.72)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 78.12	$ 84.38	$ 71.96	$ 67.98	$ 68.78
Total ReturnA, B	1.43%	19.56%	8.58%	(.55)%	34.29%
Ratios to Average Net Assets D, G
Expenses before reductions	1.82%	1.85%	1.89%	1.89%	1.93%
Expenses net of fee waivers, if any	1.82%	1.85%	1.89%	1.89%	1.93%
Expenses net of all reductions	1.82%	1.84%	1.88%	1.89%	1.92%
Net investment income (loss)	(.14)%	(.30)%	.26%	(.15)%	1.04% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 107,697	$ 106,879	$ 75,007	$ 58,296	$ 46,525
Portfolio turnover rateE	76% J	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.81	$ 73.68	$ 69.41	$ 70.11	$ 52.61
Income from Investment Operations
Net investment income (loss) B	.73	.58	.90	.60	1.25 E
Net realized and unrealized gain (loss)	1.05	14.63	5.71	(.37)	17.43
Total from investment operations	1.78	15.21	6.61	.23	18.68
Distributions from net investment income	(.65)	(.48)	(.79)	(.55)	(1.16)
Distributions from net realized gain	(7.17)	(1.60)	(1.55)	(.38)	(.03)
Total distributions	(7.82)	(2.08)	(2.34)	(.93)	(1.19)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 80.77	$ 86.81	$ 73.68	$ 69.41	$ 70.11
Total ReturnA	2.46%	20.80%	9.71%	.49%	35.70%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.82%	.85%	.85%	.88%
Expenses net of fee waivers, if any	.80%	.82%	.85%	.85%	.88%
Expenses net of all reductions	.80%	.82%	.84%	.84%	.87%
Net investment income (loss)	.87%	.73%	1.30%	.90%	2.10% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,107,689	$ 1,231,942	$ 1,146,782	$ 1,089,619	$ 1,195,371
Portfolio turnover rateD	76% I	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. IPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Institutional Class

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.66	$ 73.57	$ 69.35	$ 70.05	$ 52.58
Income from Investment Operations
Net investment income (loss) B	.74	.59	.90	.60	1.28 E
Net realized and unrealized gain (loss)	1.05	14.60	5.70	(.36)	17.40
Total from investment operations	1.79	15.19	6.60	.24	18.68
Distributions from net investment income	(.68)	(.50)	(.83)	(.56)	(1.19)
Distributions from net realized gain	(7.17)	(1.60)	(1.55)	(.38)	(.03)
Total distributions	(7.85)	(2.10)	(2.38)	(.94)	(1.22)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 80.60	$ 86.66	$ 73.57	$ 69.35	$ 70.05
Total ReturnA	2.49%	20.81%	9.71%	.50%	35.73%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.81%	.85%	.84%	.86%
Expenses net of fee waivers, if any	.78%	.81%	.85%	.84%	.86%
Expenses net of all reductions	.78%	.81%	.84%	.83%	.85%
Net investment income (loss)	.89%	.74%	1.30%	.91%	2.11% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 468,371	$ 333,963	$ 246,696	$ 89,299	$ 85,130
Portfolio turnover rateD	76% I	53%	61%	94%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. IPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, in-kind transactions, passive foreign investment companies (PFIC), original issue discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 463,512,190
Gross unrealized depreciation	(35,847,823)
Net unrealized appreciation (depreciation) on securities	$ 427,664,367

Tax Cost	$ 1,660,072,484

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long term capital gain	$ 895,122
Net unrealized appreciation (depreciation) on securities and other investments	$ 427,664,367

The fund intends to elect to defer to its next fiscal year $5,660,716 of capital losses recognized during the period November 1, 2014 to February 28, 2015.

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (810,939)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$ (1,914,714)

The Fund acquired $1,914,714 of capital loss carryforwards as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 14,132,791	$ 10,087,395
Long-term Capital Gains	176,045,519	36,443,011
Total	$ 190,178,310	$ 46,530,406

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,614,718,611 and $1,663,229,593, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 838,406	$ 16,183
Class T	.25%	.25%	228,842	240
Class B	.75%	.25%	74,560	55,933
Class C	.75%	.25%	1,116,567	277,171
			$ 2,258,375	$ 349,527

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 150,405
Class T	11,357
Class B*	7,882
Class C*	25,516
$ 195,160

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 721,024.21
Class T	124,541.27
Class B	22,340.30
Class C	247,956.22
Materials	2,468,073.21
Institutional Class	833,392.19
	$ 4,417,326

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24,808 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,084,733.32%		$ 1,074

Redemptions In-Kind. During the period, 206,748 shares of the fund held by an affiliated entity were redeemed for investments with a value of $17,590,149. The net realized gain of $6,050,156 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and investments valued at $22,792,169 in exchange for 267,891 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,260 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $171,277.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $20,813 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Materials expenses during the period in the amount of $7,087.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014
From net investment income
Class A	$ 1,638,100	$ 1,076,918
Class T	99,020	29,833
Materials	8,803,568	6,872,385
Institutional Class	3,592,103	1,673,460
Total	$ 14,132,791	$ 9,652,596

Annual Report

9. Distributions to Shareholders - continued

Years ended February 28,	2015	2014
From net realized gain
Class A	$ 27,780,861	$ 5,762,988
Class T	3,863,168	809,850
Class B	628,830	165,553
Class C	9,676,799	1,915,182
Materials	98,020,822	22,724,072
Institutional Class	36,075,039	5,500,165
Total	$ 176,045,519	$ 36,877,810

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014	2015	2014
Class A
Shares sold	1,287,549	1,797,224	$ 107,992,682	$ 142,257,752
Reinvestment of distributions	350,058	72,401	27,494,344	5,951,034
Shares redeemed	(1,557,532)	(965,142)	(130,043,911)	(75,392,440)
Net increase (decrease)	80,075	904,483	$ 5,443,115	$ 72,816,346
Class T
Shares sold	122,029	170,035	$ 10,167,521	$ 13,444,901
Reinvestment of distributions	48,608	9,678	3,794,851	792,607
Shares redeemed	(130,511)	(172,106)	(10,688,592)	(13,187,903)
Net increase (decrease)	40,126	7,607	$ 3,273,780	$ 1,049,605
Class B
Shares sold	2,935	7,873	$ 242,184	$ 603,147
Reinvestment of distributions	7,683	1,836	590,123	148,096
Shares redeemed	(30,247)	(48,755)	(2,465,575)	(3,688,524)
Net increase (decrease)	(19,629)	(39,046)	$ (1,633,268)	$ (2,937,281)
Class C
Shares sold	367,698	450,706	$ 30,096,831	$ 34,616,884
Reinvestment of distributions	110,883	19,891	8,472,087	1,600,154
Shares redeemed	(366,676)	(246,286)	(29,116,038)	(18,989,979)
Net increase (decrease)	111,905	224,311	$ 9,452,880	$ 17,227,059
Materials
Shares sold	2,411,814	3,222,449	$ 202,615,605	$ 254,476,294
Reinvestment of distributions	1,274,428	341,183	100,536,677	28,082,183
Shares redeemed	(4,164,314)	(4,936,489)	(345,204,286)	(386,209,902)
Net increase (decrease)	(478,072)	(1,372,857)	$ (42,052,004)	$ (103,651,425)
Institutional Class
Shares sold	4,739,071A	2,646,562	$ 400,864,210A	$ 209,408,784
Reinvestment of distributions	464,747	73,103	36,366,289	6,019,071
Shares redeemed	(3,246,644)B	(2,219,316)	(271,874,142)B	(170,552,801)
Net increase (decrease)	1,957,174	500,349	$ 165,356,357	$ 44,875,054

A Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

B Amount included in-kind redemptions (see Note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Telecommunications Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	11.85%	13.55%	8.10%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Institutional Class on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. See footnote A for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Matthew Drukker, Portfolio Manager of Fidelity Advisor® Telecommunications Portfolio: For the year, the fund's Institutional Class shares rose 11.85%, underperforming the 12.66% gain of the MSCI U.S. IMI Telecommunications Services 25-50 Index and the S&P 500®. Telecom stocks had a strong absolute return, but they lagged the broad market due in part to a decline in consumer spending and a high debt-equity ratio for the sector. Further weighing on the sector were falling net profit margins, given continued competition among major wireless carriers - namely Verizon Communications, Sprint, AT&T and T-Mobile - and rising expenses at firms looking to expand and improve their networks. Despite these negative factors, increased demand for wireless helped support the sector, as did yield-hungry investors attracted to the dividends typically paid by telecom firms. From an industry perspective, the fund's positioning in wireless telecom services hurt the most versus the MSCI index. Looking at individual stocks, the fund's non-index position in U.K.-based Vodafone Group was the biggest relative detractor. The stock stumbled the past year amid the firm's announcement of disappointing fourth-quarter sales and expected declines in 2015 core earnings because of investment spending needed for its business. I sold a significant portion of our holdings in the stock during the period to invest in more-promising opportunities. On the flip side, positioning in alternative carriers was a plus, including an average overweighting in telecom and Internet service provider Level 3 Communications, the fund's biggest contributor and one of its largest holdings. I increased our stake in Level 3 to an overweighting as the period progressed, and its shares rose when the firm acquired competitor tw telecom in October and reported better-than-expected quarterly earnings in November.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Class A	1.15%
Actual		$ 1,000.00	$ 1,045.40	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76
Class T	1.47%
Actual		$ 1,000.00	$ 1,043.80	$ 7.45
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.93%
Actual		$ 1,000.00	$ 1,041.50	$ 9.77
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.85%
Actual		$ 1,000.00	$ 1,041.80	$ 9.37
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Telecommunications	.82%
Actual		$ 1,000.00	$ 1,047.20	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,047.10	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	19.9	23.0
AT&T, Inc.	7.5	10.0
Level 3 Communications, Inc.	6.4	3.1
DIRECTV	6.4	5.2
SBA Communications Corp. Class A	4.3	3.4
Cogent Communications Group, Inc.	4.3	4.0
T-Mobile U.S., Inc.	4.3	4.3
CenturyLink, Inc.	3.3	5.6
Telephone & Data Systems, Inc.	3.2	3.5
Frontier Communications Corp.	3.0	0.3
	62.6
Top Industries (% of fund's net assets)
As of February 28, 2015
Diversified Telecommunication Services	62.8%
Wireless Telecommunication Services	19.8%
Media	9.8%
Real Estate Investment Trusts	2.7%
Internet Software & Services	1.0%
All Others*	3.9%

As of August 31, 2014
Diversified Telecommunication Services	67.3%
Wireless Telecommunication Services	17.0%
Media	8.3%
Real Estate Investment Trusts	2.8%
Software	1.2%
All Others*	3.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Telecommunications Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.9%
Communications Equipment - 0.9%
Arris Group, Inc. (a)	42,900	$ 1,260,402
Ruckus Wireless, Inc. (a)	151,400	1,916,724
		3,177,126
DIVERSIFIED TELECOMMUNICATION SERVICES - 62.3%
Alternative Carriers - 23.2%
8x8, Inc. (a)	867,186	6,425,848
Cogent Communications Group, Inc.	435,968	16,008,745
Globalstar, Inc. (a)(d)	2,760,500	7,122,090
Iliad SA	15,015	3,899,028
inContact, Inc. (a)	664,423	7,780,393
Inmarsat PLC	80,100	1,083,282
Iridium Communications, Inc. (a)(d)	397,876	3,811,652
Level 3 Communications, Inc. (a)	445,367	23,987,467
Lumos Networks Corp.	439,578	7,569,533
Premiere Global Services, Inc. (a)	416,883	4,060,440
Towerstream Corp. (a)(d)	807,024	1,823,874
Vonage Holdings Corp. (a)	617,271	2,802,410
		86,374,762
Integrated Telecommunication Services - 39.1%
AT&T, Inc.	801,550	27,701,568
Atlantic Tele-Network, Inc.	86,900	5,981,327
Bezeq The Israel Telecommunication Corp. Ltd.	1,411,100	2,262,889
CenturyLink, Inc.	321,078	12,156,013
Cincinnati Bell, Inc. (a)	697,514	2,336,672
Consolidated Communications Holdings, Inc.	218,398	4,647,509
Frontier Communications Corp. (d)	1,388,383	11,079,296
General Communications, Inc. Class A (a)	35,596	493,717
IDT Corp. Class B	159,981	3,367,600
Telecom Italia SpA (a)(d)	974,800	1,164,980
Verizon Communications, Inc.	1,500,997	74,224,304
Windstream Holdings, Inc. (d)	1,882	14,849
		145,430,724
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		231,805,486
ELECTRONIC EQUIPMENT & COMPONENTS - 0.2%
Technology Distributors - 0.2%
Ingram Micro, Inc. Class A (a)	32,200	795,662
INTERNET SOFTWARE & SERVICES - 1.0%
Internet Software & Services - 1.0%
Gogo, Inc. (a)(d)	95,700	1,720,686
Rackspace Hosting, Inc. (a)	42,300	2,101,041
		3,821,727

	Shares	Value
IT SERVICES - 0.9%
IT Consulting & Other Services - 0.9%
Interxion Holding N.V. (a)	100,100	$ 3,190,187
MEDIA - 9.8%
Cable & Satellite - 9.8%
DIRECTV (a)	270,000	23,922,000
Liberty Global PLC Class C	31,636	1,650,450
Time Warner Cable, Inc.	71,500	11,014,575
		36,587,025
REAL ESTATE INVESTMENT TRUSTS - 2.7%
Office REITs - 0.1%
CyrusOne, Inc.	18,300	543,876
Specialized REITs - 2.6%
American Tower Corp.	86,590	8,584,533
Crown Castle International Corp.	11,600	1,001,196
		9,585,729
TOTAL REAL ESTATE INVESTMENT TRUSTS		10,129,605
SOFTWARE - 0.7%
Application Software - 0.6%
Comverse, Inc. (a)	47,900	859,326
Interactive Intelligence Group, Inc. (a)	30,700	1,302,908
		2,162,234
Systems Software - 0.1%
Rovi Corp. (a)	25,600	636,928
TOTAL SOFTWARE		2,799,162
WIRELESS TELECOMMUNICATION SERVICES - 19.5%
Wireless Telecommunication Services - 19.5%
Bharti Infratel Ltd.	379,493	2,262,781
KDDI Corp.	48,400	3,354,115
Leap Wireless International, Inc. rights (a)	400	1,008
Mobistar SA (a)	200	4,715
NTELOS Holdings Corp.	88	398
RingCentral, Inc. (a)	247,300	3,899,921
SBA Communications Corp. Class A (a)	129,456	16,144,458
Shenandoah Telecommunications Co.	66,626	1,938,150
SoftBank Corp.	62,000	3,829,158
Sprint Corp. (a)(d)	1,149,685	5,886,387
T-Mobile U.S., Inc. (a)	480,197	15,860,907
Telephone & Data Systems, Inc.	466,964	11,879,564
U.S. Cellular Corp. (a)	55,900	2,120,287
Vodafone Group PLC sponsored ADR	161,300	5,574,528
		72,756,377
TOTAL COMMON STOCKS (Cost $300,622,254)		365,062,357
Nonconvertible Preferred Stocks - 0.8%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Integrated Telecommunication Services - 0.5%
Telefonica Brasil SA sponsored ADR (d)	87,000	$ 1,612,980
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
TIM Participacoes SA sponsored ADR	57,300	1,207,884
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,366,705)		2,820,864
Money Market Funds - 8.3%

Fidelity Cash Central Fund, 0.13% (b)	2,667,472	2,667,472
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	28,288,110	28,288,110
TOTAL MONEY MARKET FUNDS (Cost $30,955,582)		30,955,582
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $334,944,541)	398,838,803
NET OTHER ASSETS (LIABILITIES) - (7.1)%	(26,529,439)
NET ASSETS - 100%	$ 372,309,364
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,724
Fidelity Securities Lending Cash Central Fund	241,214
Total	$ 247,938
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 365,062,357	$ 360,067,211	$ 4,994,138	$ 1,008
Nonconvertible Preferred Stocks	2,820,864	2,820,864	-	-
Money Market Funds	30,955,582	30,955,582	-	-
Total Investments in Securities:	$ 398,838,803	$ 393,843,657	$ 4,994,138	$ 1,008

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $27,251,018) - See accompanying schedule: Unaffiliated issuers (cost $303,988,959)	$ 367,883,221
Fidelity Central Funds (cost $30,955,582)	30,955,582
Total Investments (cost $334,944,541)		$ 398,838,803
Receivable for investments sold		5,117,986
Receivable for fund shares sold		262,644
Dividends receivable		169,798
Distributions receivable from Fidelity Central Funds		30,499
Prepaid expenses		1,685
Other receivables		12,404
Total assets		404,433,819

Liabilities
Payable for investments purchased	$ 2,377,669
Payable for fund shares redeemed	1,164,103
Accrued management fee	170,813
Distribution and service plan fees payable	10,377
Other affiliated payables	72,823
Other payables and accrued expenses	40,560
Collateral on securities loaned, at value	28,288,110
Total liabilities		32,124,455

Net Assets		$ 372,309,364
Net Assets consist of:
Paid in capital		$ 314,390,827
Undistributed net investment income		262,486
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,235,407)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		63,891,458
Net Assets		$ 372,309,364

Statement of Assets and Liabilities - continued

February 28, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,051,816 ÷ 174,703 shares)	$ 63.26

Maximum offering price per share (100/94.25 of $63.26)	$ 67.12
Class T: Net Asset Value and redemption price per share ($5,095,408 ÷ 80,828 shares)	$ 63.04

Maximum offering price per share (100/96.50 of $63.04)	$ 65.33
Class B: Net Asset Value and offering price per share ($409,247 ÷ 6,450 shares)A	$ 63.45

Class C: Net Asset Value and offering price per share ($7,073,638 ÷ 112,201 shares)A	$ 63.04

Telecommunications: Net Asset Value, offering price and redemption price per share ($346,173,771 ÷ 5,448,230 shares)	$ 63.54

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,505,484 ÷ 39,529 shares)	$ 63.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 9,359,019
Income from Fidelity Central Funds		247,938
Total income		9,606,957

Expenses
Management fee	$ 2,193,042
Transfer agent fees	811,199
Distribution and service plan fees	113,904
Accounting and security lending fees	159,536
Custodian fees and expenses	20,266
Independent trustees' compensation	7,823
Registration fees	81,435
Audit	44,165
Legal	3,236
Interest	466
Miscellaneous	5,823
Total expenses before reductions	3,440,895
Expense reductions	(27,807)	3,413,088
Net investment income (loss)		6,193,869
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,972,473
Redemption in-kind with affiliated entities	2,885,287
Foreign currency transactions	(28,453)
Total net realized gain (loss)		7,829,307
Change in net unrealized appreciation (depreciation) on: Investment securities	28,385,962
Assets and liabilities in foreign currencies	1,342
Total change in net unrealized appreciation (depreciation)		28,387,304
Net gain (loss)		36,216,611
Net increase (decrease) in net assets resulting from operations		$ 42,410,480

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,193,869	$ 14,968,972
Net realized gain (loss)	7,829,307	2,159,537
Change in net unrealized appreciation (depreciation)	28,387,304	48,829,048
Net increase (decrease) in net assets resulting from operations	42,410,480	65,957,557
Distributions to shareholders from net investment income	(13,679,321)	(8,506,759)
Distributions to shareholders from net realized gain	-	(32,511)
Total distributions	(13,679,321)	(8,539,270)
Share transactions - net increase (decrease)	(19,703,086)	(90,264,976)
Redemption fees	3,706	26,413
Total increase (decrease) in net assets	9,031,779	(32,820,276)

Net Assets
Beginning of period	363,277,585	396,097,861
End of period (including undistributed net investment income of $262,486 and undistributed net investment income of $7,778,471, respectively)	$ 372,309,364	$ 363,277,585

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.71	$ 51.58	$ 46.12	$ 46.93	$ 37.64
Income from Investment Operations
Net investment income (loss) C	.76	1.76F	.99	.56	.57
Net realized and unrealized gain (loss)	5.83	6.48	5.43	(.86)	9.49
Total from investment operations	6.59	8.24	6.42	(.30)	10.06
Distributions from net investment income	(2.04)	(1.11)	(.96)	(.51)	(.77)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(2.04)	(1.11) J	(.96)	(.51)	(.77)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 63.26	$ 58.71	$ 51.58	$ 46.12	$ 46.93
Total ReturnA, B	11.54%	16.00%	13.97%	(.54)%	26.87%
Ratios to Average Net Assets D, G
Expenses before reductions	1.15%	1.18%	1.18%	1.20%	1.20%
Expenses net of fee waivers, if any	1.15%	1.18%	1.18%	1.20%	1.20%
Expenses net of all reductions	1.15%	1.15%	1.17%	1.18%	1.18%
Net investment income (loss)	1.26%	3.08% F	2.01%	1.21%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,052	$ 7,712	$ 6,449	$ 4,677	$ 4,305
Portfolio turnover rateE	94% K	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.43%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share. KPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class T

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.50	$ 51.41	$ 46.01	$ 46.81	$ 37.55
Income from Investment Operations
Net investment income (loss) C	.57	1.59F	.85	.42	.45
Net realized and unrealized gain (loss)	5.81	6.44	5.39	(.84)	9.47
Total from investment operations	6.38	8.03	6.24	(.42)	9.92
Distributions from net investment income	(1.84)	(.94)	(.84)	(.38)	(.66)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(1.84)	(.94) J	(.84)	(.38)	(.66)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 63.04	$ 58.50	$ 51.41	$ 46.01	$ 46.81
Total ReturnA, B	11.19%	15.64%	13.61%	(.82)%	26.54%
Ratios to Average Net Assets D, G
Expenses before reductions	1.47%	1.48%	1.48%	1.49%	1.48%
Expenses net of fee waivers, if any	1.47%	1.48%	1.48%	1.49%	1.48%
Expenses net of all reductions	1.46%	1.45%	1.46%	1.47%	1.46%
Net investment income (loss)	.94%	2.78% F	1.72%	.92%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,095	$ 4,344	$ 4,237	$ 2,702	$ 2,882
Portfolio turnover rateE	94% K	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects large, non-recurring dividends which amounted to $.94 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.13%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share. KPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.77	$ 51.63	$ 46.14	$ 46.93	$ 37.60
Income from Investment Operations
Net investment income (loss) C	.29	1.33F	.62	.21	.25
Net realized and unrealized gain (loss)	5.84	6.48	5.42	(.83)	9.48
Total from investment operations	6.13	7.81	6.04	(.62)	9.73
Distributions from net investment income	(1.45)	(.66)	(.55)	(.17)	(.40)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(1.45)	(.67)	(.55)	(.17)	(.40)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 63.45	$ 58.77	$ 51.63	$ 46.14	$ 46.93
Total ReturnA, B	10.67%	15.13%	13.11%	(1.29)%	25.96%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.93%	1.93%	1.95%	1.95%
Expenses net of fee waivers, if any	1.93%	1.93%	1.93%	1.95%	1.95%
Expenses net of all reductions	1.92%	1.91%	1.92%	1.93%	1.93%
Net investment income (loss)	.49%	2.32% F	1.26%	.47%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 409	$ 546	$ 576	$ 596	$ 706
Portfolio turnover rateE	94% J	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .67%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class C

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.54	$ 51.47	$ 46.02	$ 46.89	$ 37.61
Income from Investment Operations
Net investment income (loss) C	.34	1.36F	.63	.22	.26
Net realized and unrealized gain (loss)	5.80	6.46	5.41	(.84)	9.46
Total from investment operations	6.14	7.82	6.04	(.62)	9.72
Distributions from net investment income	(1.64)	(.74)	(.59)	(.25)	(.44)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(1.64)	(.75)	(.59)	(.25)	(.44)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 63.04	$ 58.54	$ 51.47	$ 46.02	$ 46.89
Total ReturnA, B	10.75%	15.20%	13.14%	(1.27)%	25.95%
Ratios to Average Net Assets D, G
Expenses before reductions	1.85%	1.88%	1.90%	1.93%	1.94%
Expenses net of fee waivers, if any	1.85%	1.88%	1.90%	1.93%	1.94%
Expenses net of all reductions	1.85%	1.85%	1.89%	1.91%	1.92%
Net investment income (loss)	.56%	2.38% F	1.29%	.48%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,074	$ 5,523	$ 4,353	$ 3,514	$ 3,035
Portfolio turnover rateE	94% J	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects large, non-recurring dividends which amounted to $.94 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .73%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.94	$ 51.75	$ 46.26	$ 47.07	$ 37.73
Income from Investment Operations
Net investment income (loss) B	.96	1.96E	1.15	.70	.69
Net realized and unrealized gain (loss)	5.85	6.51	5.43	(.86)	9.52
Total from investment operations	6.81	8.47	6.58	(.16)	10.21
Distributions from net investment income	(2.21)	(1.28)	(1.09)	(.65)	(.87)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(2.21)	(1.28) I	(1.09)	(.65)	(.87)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 63.54	$ 58.94	$ 51.75	$ 46.26	$ 47.07
Total ReturnA	11.90%	16.40%	14.30%	(.23)%	27.24%
Ratios to Average Net Assets C, F
Expenses before reductions	.83%	.85%	.87%	.90%	.92%
Expenses net of fee waivers, if any	.83%	.85%	.87%	.90%	.92%
Expenses net of all reductions	.82%	.82%	.85%	.88%	.91%
Net investment income (loss)	1.58%	3.41% E	2.33%	1.52%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 346,174	$ 343,548	$ 377,841	$ 342,262	$ 354,938
Portfolio turnover rateD	94% J	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.76%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. ITotal distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Institutional Class

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.80	$ 51.65	$ 46.20	$ 47.02	$ 37.69
Income from Investment Operations
Net investment income (loss) B	.94	1.93E	1.17	.70	.71
Net realized and unrealized gain (loss)	5.83	6.48	5.42	(.88)	9.50
Total from investment operations	6.77	8.41	6.59	(.18)	10.21
Distributions from net investment income	(2.19)	(1.25)	(1.14)	(.64)	(.88)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(2.19)	(1.26)	(1.14)	(.64)	(.88)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 63.38	$ 58.80	$ 51.65	$ 46.20	$ 47.02
Total ReturnA	11.85%	16.30%	14.33%	(.26)%	27.27%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.91%	.85%	.89%	.91%
Expenses net of fee waivers, if any	.86%	.91%	.85%	.89%	.91%
Expenses net of all reductions	.85%	.88%	.83%	.87%	.89%
Net investment income (loss)	1.55%	3.35% E	2.35%	1.52%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,505	$ 1,604	$ 2,641	$ 1,022	$ 1,743
Portfolio turnover rateD	94% I	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.70%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. IPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transaction, in-kind transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 67,489,038
Gross unrealized depreciation	(5,485,717)
Net unrealized appreciation (depreciation) on securities	$ 62,003,321

Tax Cost	$ 336,835,482

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 262,994
Capital loss carryforward	$ (2,739,258)
Net unrealized appreciation (depreciation) on securities and other investments	$ 62,000,362

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (2,739,258)

The Fund elected to defer to its next fiscal year approximately $1,605,208 of capital losses recognized during the period November 1, 2014 to February 28, 2015.

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 13,679,321	$ 8,539,270

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $369,250,039 and $374,869,443, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 23,518	$ 1,136
Class T	.25%	.25%	24,040	2
Class B	.75%	.25%	4,565	3,425
Class C	.75%	.25%	61,781	12,901
			$ 113,904	$ 17,464

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,354
Class T	3,257
Class B*	41
Class C*	721
$ 16,373

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 25,757.27
Class T	16,249.34
Class B	1,364.30
Class C	13,731.22
Telecommunications	749,337.20
Institutional Class	4,761.23
	$ 811,199

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $16,650 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,435,667.33%		$ 466

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind. During the period, 198,779 shares of the Fund held by an affiliated entity were redeemed for investments with a value of $12,187,185. The net realized gain of $2,885,287 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $615 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $241,214.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $27,389 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Telecommunications expenses during the period in the amount of $418.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014
From net investment income
Class A	$ 309,863	$ 137,021
Class T	143,116	71,145
Class B	12,248	6,457
Class C	161,299	68,251
Telecommunications	12,985,170	8,194,747
Institutional Class	67,625	29,138
Total	$ 13,679,321	$ 8,506,759
From net realized gain
Class A	$ -	$ 617
Class T	-	373
Class B	-	48
Class C	-	466
Telecommunications	-	30,889
Institutional Class	-	118
Total	$ -	$ 32,511

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014	2015	2014
Class A
Shares sold	79,279	62,389	$ 4,786,534	$ 3,565,235
Reinvestment of distributions	5,091	2,113	297,550	123,157
Shares redeemed	(41,031)	(58,169)	(2,466,354)	(3,308,571)
Net increase (decrease)	43,339	6,333	$ 2,617,730	$ 379,821
Class T
Shares sold	20,637	23,341	$ 1,237,395	$ 1,331,922
Reinvestment of distributions	2,409	1,193	139,987	69,243
Shares redeemed	(16,465)	(32,706)	(994,017)	(1,852,992)
Net increase (decrease)	6,581	(8,172)	$ 383,365	$ (451,827)
Class B
Shares sold	45	135	$ 2,624	$ 7,819
Reinvestment of distributions	197	103	11,445	6,030
Shares redeemed	(3,091)	(2,095)	(186,477)	(116,496)
Net increase (decrease)	(2,849)	(1,857)	$ (172,408)	$ (102,647)
Class C
Shares sold	28,734	31,217	$ 1,731,696	$ 1,769,477
Reinvestment of distributions	2,043	819	118,683	47,679
Shares redeemed	(12,919)	(22,263)	(773,747)	(1,264,412)
Net increase (decrease)	17,858	9,773	$ 1,076,632	$ 552,744
Telecommunications
Shares sold	3,400,370	3,045,047	$ 205,982,254	$ 171,993,078
Reinvestment of distributions	212,695	136,279	12,494,070	7,951,397
Shares redeemed	(3,993,893)A	(4,653,020)	(242,841,980)A	(269,388,514)
Net increase (decrease)	(380,828)	(1,471,694)	$ (24,365,656)	$ (89,444,039)
Institutional Class
Shares sold	29,046	22,305	$ 1,764,278	$ 1,294,531
Reinvestment of distributions	956	405	56,138	23,701
Shares redeemed	(17,754)	(46,560)	(1,063,165)	(2,517,260)
Net increase (decrease)	12,248	(23,850)	$ 757,251	$ (1,199,028)

A Amount includes in-kind redemptions (See note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 20% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights (consolidated financial highlights for Gold Portfolio) present fairly, in all material respects, the financial position of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio (funds of Fidelity Select Portfolios) at February 28, 2015, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 24, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/13/15	04/10/15	$0.220	$3.152
Gold Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/13/15	04/10/15	$0.000	$0.000
Materials Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/13/15	04/10/15	$0.000	$0.036
Telecommunications Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/13/15	04/10/15	$0.058	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Staples Portfolio	$112,892,370
Materials Portfolio	$141,502,281

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	April 2014	December 2014
Consumer Staples Portfolio
Institutional Class	68%	94%
Gold Portfolio
Institutional Class	0%	0%
Materials Portfolio
Institutional Class	100%	100%
Telecommunications Portfolio
Institutional Class	20%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2014	December 2014
Consumers Staples Portfolio
Institutional Class	100%	100%
Gold Portfolio
Institutional Class	0%	0%
Materials Portfolio
Institutional Class	100%	100%
Telecommunications Portfolio
Institutional Class	100%	100%

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio
Gold Portfolio
Materials Portfolio
Telecommunications Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including its size, education, experience, and resources, as well as the Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing SelectCo to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Each of Consumer Staples Portfolio and Telecommunications Portfolio each underperformed its benchmark for the one-, three-, and five-year periods ended May 31, 2014, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address each fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2014.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and making the competitive group more inclusive.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Consumer Staples Portfolio

Gold Portfolio

Annual Report

Materials Portfolio

Telecommunications Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2014.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For each of Consumer Staples Portfolio, Gold Portfolio, and Materials Portfolio, the Board noted that the total expense ratio of each class ranked below its competitive median for the 12-month period ended June 30, 2014.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class of Telecommunications Portfolio ranked below its competitive median for the 12-month period ended June 30, 2014 and the total expense ratio of Class T ranked above its competitive median for the 12-month period ended June 30, 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the expense ratio of Class T of Telecommunications Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ASGMTI-UANN-0415
1.845768.108

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Select Portfolios®

Consumer Staples Sector

Consumer Staples Portfolio

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)
Investment Changes	(Click Here)
Investments	(Click Here)
Financial Statements	(Click Here)
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Consumer Staples Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Consumer Staples Portfolio A	22.27%	15.91%	11.69%

A Prior to October 1, 2006, Consumer Staples Portfolio was named Food and Agriculture Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Consumer Staples Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Robert Lee, Portfolio Manager of Consumer Staples Portfolio: For the year, the fund's Retail Class shares returned 22.27%, outperforming the 21.28% gain of its sector benchmark, the MSCI U.S. IMI Consumer Staples 25-50 Index, and the S&P 500®. The sector put up a strong absolute return and outpaced the broader market, as long-term trends supported continued growth in consumer staples sales, even amid an increasingly challenging global macroeconomic backdrop. In addition, many companies remained focused on cost cutting, which helped account for decent earnings results, while merger-and-acquisition activity among a handful of names added a bit of a spark. Versus the MSCI index, food retail was a sweet spot for the fund the past year, with grocer Kroger by far our biggest contributor and one of our largest holdings. Shares of the grocery and retail giant steadily rose during the period, as consumers continued to gravitate toward its customer-friendly stores, which boasted a bevy of locations and discounted private-label goods. As a result, the company reported consecutive quarters of better-than-expected sales and earnings growth, including expanding revenue and profits. Whole Foods Market was another winner in this space, due to timely ownership. Elsewhere, Monster Beverage, which I added to the fund during the year, helped. The fund was overweighted the energy-drink manufacturer when its shares soared in August after beverage giant Coca-Cola acquired a 17% stake in the firm. As part of the new partnership, Coca-Cola transferred its energy drink lineup to Monster in exchange for Monster's non-energy drink business, to include its natural soft drinks and juices. The exchange gave Monster an immediate sales boost and expanded international presence. Additionally, the firm launched new energy products late in 2014, and it plans to expand its lineup and international expansion in 2015. On the flip side, the fund's stake in British American Tobacco (BAT), our largest position, hurt. Slowing sales of BAT's cigarette brands, as well as heightened competition from e-cigarette makers, caused the stock to decline. Stock selection in distillers & vintners also hurt, including non-index stakes in the U.K.'s Diageo and French firms Pernod Ricard and Remy Cointreau. Cognac had been a popular gift for Chinese government officials prior to 2013, but the category took a hit last year amid the country's crackdown on corruption that banned lavish gifts, including high-end spirits, for civil servants. This weighed on the earnings and sales of all three firms over the year. I sold Pernod from the fund by period end. Of note, the fund's cash position also hindered our relative result amid a strong market, as did some of its foreign investments due to an appreciating dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Class A	1.05%
Actual		$ 1,000.00	$ 1,106.30	$ 5.48
HypotheticalA		$ 1,000.00	$ 1,019.59	$ 5.26
Class T	1.32%
Actual		$ 1,000.00	$ 1,104.80	$ 6.89
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.61
Class B	1.81%
Actual		$ 1,000.00	$ 1,102.10	$ 9.43
HypotheticalA		$ 1,000.00	$ 1,015.82	$ 9.05
Class C	1.80%
Actual		$ 1,000.00	$ 1,102.20	$ 9.38
HypotheticalA		$ 1,000.00	$ 1,015.87	$ 9.00
Consumer Staples	.77%
Actual		$ 1,000.00	$ 1,107.80	$ 4.02
HypotheticalA		$ 1,000.00	$ 1,020.98	$ 3.86
Institutional Class	.79%
Actual		$ 1,000.00	$ 1,107.80	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
British American Tobacco PLC sponsored ADR	11.0	11.7
Procter & Gamble Co.	9.1	8.8
CVS Health Corp.	9.0	7.5
Wal-Mart Stores, Inc.	7.0	4.6
Kroger Co.	6.0	4.9
The Coca-Cola Co.	4.8	11.5
Mead Johnson Nutrition Co. Class A	4.5	4.0
Lorillard, Inc.	4.3	1.2
PepsiCo, Inc.	4.2	2.5
Colgate-Palmolive Co.	3.0	1.8
	62.9
Top Industries (% of fund's net assets)
As of February 28, 2015
Food & Staples Retailing	26.7%
Tobacco	19.7%
Beverages	18.8%
Food Products	16.7%
Household Products	12.3%
All Others*	5.8%

As of August 31, 2014
Beverages	25.7%
Food & Staples Retailing	22.4%
Tobacco	20.4%
Food Products	14.9%
Household Products	10.8%
All Others*	5.8%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Consumer Staples Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
BEVERAGES - 18.6%
Brewers - 2.9%
Anheuser-Busch InBev SA NV	367,590	$ 46,632,487
SABMiller PLC	799,384	45,354,240
		91,986,727
Distillers & Vintners - 2.5%
C&C Group PLC	1,359,200	5,872,630
Diageo PLC sponsored ADR	384,326	45,677,145
Remy Cointreau SA (d)	359,676	26,415,775
		77,965,550
Soft Drinks - 13.2%
Coca-Cola Bottling Co. Consolidated	135,295	14,123,445
Coca-Cola Central Japan Co. Ltd.	450,500	7,931,060
Coca-Cola FEMSA S.A.B. de CV sponsored ADR (d)	52,529	4,533,253
Coca-Cola Icecek Sanayi A/S	567,162	11,021,305
Embotelladora Andina SA:
ADR	376,112	5,205,390
sponsored ADR	188,900	3,141,407
Fomento Economico Mexicano S.A.B. de CV sponsored ADR (a)	87,387	8,324,486
Monster Beverage Corp. (a)	522,900	73,791,648
PepsiCo, Inc.	1,321,623	130,814,245
The Coca-Cola Co.	3,485,118	150,905,609
		409,791,848
TOTAL BEVERAGES		579,744,125
BIOTECHNOLOGY - 0.1%
Biotechnology - 0.1%
Enzymotec Ltd. (a)	507,078	4,183,394
CHEMICALS - 0.1%
Specialty Chemicals - 0.1%
Senomyx, Inc. (a)(d)	422,200	2,246,104
FOOD & STAPLES RETAILING - 26.7%
Drug Retail - 9.2%
CVS Health Corp.	2,693,976	279,823,287
Drogasil SA (a)	634,100	6,366,129
		286,189,416
Food Distributors - 0.9%
Chefs' Warehouse Holdings (a)	412,669	8,360,674
United Natural Foods, Inc. (a)	247,081	20,517,606
		28,878,280
Food Retail - 8.7%
Fresh Market, Inc. (a)(d)	413,324	15,731,111
Kroger Co.	2,638,018	187,694,981
Sprouts Farmers Market LLC (a)	312,929	11,518,916
Whole Foods Market, Inc.	980,100	55,365,849
		270,310,857

	Shares	Value
Hypermarkets & Super Centers - 7.9%
Costco Wholesale Corp.	190,350	$ 27,973,836
Wal-Mart Stores, Inc.	2,577,756	216,351,061
		244,324,897
TOTAL FOOD & STAPLES RETAILING		829,703,450
FOOD PRODUCTS - 16.7%
Agricultural Products - 4.6%
Archer Daniels Midland Co.	1,129,316	54,071,650
Bunge Ltd.	999,813	81,764,707
SLC Agricola SA	1,281,200	6,232,804
		142,069,161
Packaged Foods & Meats - 12.1%
Dean Foods Co.	969,979	15,636,061
General Mills, Inc.	1,287,100	69,233,109
Inner Mongoli Yili Industries Co. Ltd.	1,222,221	5,505,219
Keurig Green Mountain, Inc.	543,483	69,337,561
Lindt & Spruengli AG	90	5,864,373
Mead Johnson Nutrition Co. Class A	1,336,416	140,002,940
Nestle SA	385,109	30,097,732
The Hain Celestial Group, Inc. (a)	334,978	20,946,174
Ulker Biskuvi Sanayi A/S	820,525	6,361,546
Unilever NV (NY Reg.)	339,798	14,771,019
		377,755,734
TOTAL FOOD PRODUCTS		519,824,895
HOTELS, RESTAURANTS & LEISURE - 1.5%
Restaurants - 1.5%
ARAMARK Holdings Corp.	1,444,628	45,722,476
HOUSEHOLD DURABLES - 0.4%
Household Appliances - 0.2%
SodaStream International Ltd. (a)(d)	240,515	4,310,029
Housewares & Specialties - 0.2%
Tupperware Brands Corp.	94,600	6,754,440
TOTAL HOUSEHOLD DURABLES		11,064,469
HOUSEHOLD PRODUCTS - 12.3%
Household Products - 12.3%
Colgate-Palmolive Co.	1,341,075	94,974,932
Procter & Gamble Co.	3,324,865	283,045,757
Svenska Cellulosa AB (SCA) (B Shares)	257,500	6,405,841
		384,426,530
PERSONAL PRODUCTS - 1.9%
Personal Products - 1.9%
Herbalife Ltd.	428,610	13,291,196
L'Oreal SA	181,900	33,026,830
Nu Skin Enterprises, Inc. Class A (d)	216,667	11,739,018
		58,057,044
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - 0.2%
Pharmaceuticals - 0.2%
Perrigo Co. PLC	37,306	$ 5,762,658
TEXTILES, APPAREL & LUXURY GOODS - 0.2%
Textiles - 0.2%
Japan Tobacco, Inc.	251,700	7,936,572
TOBACCO - 19.7%
Tobacco - 19.7%
Altria Group, Inc.	1,263,045	71,096,803
British American Tobacco PLC sponsored ADR	2,931,545	341,437,048
ITC Ltd. (a)	1,820,070	11,621,381
Lorillard, Inc.	1,985,503	135,848,115
Philip Morris International, Inc.	476,158	39,502,068
Souza Cruz SA	1,603,500	14,324,882
		613,830,297
TOTAL COMMON STOCKS (Cost $2,170,373,161)		3,062,502,014
Nonconvertible Preferred Stocks - 0.2%

BEVERAGES - 0.2%
Brewers - 0.2%
Ambev SA sponsored ADR (Cost $2,309,012)	923,810	5,958,575
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	23,231,539	$ 23,231,539
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	29,423,466	29,423,466
TOTAL MONEY MARKET FUNDS (Cost $52,655,005)		52,655,005
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $2,225,337,178)		3,121,115,594
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(9,018,217)
NET ASSETS - 100%		$ 3,112,097,377
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 77,785
Fidelity Securities Lending Cash Central Fund	366,992
Total	$ 444,777
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section at the end of this listing.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 3,062,502,014	$ 2,985,771,795	$ 76,730,219	$ -
Nonconvertible Preferred Stocks	5,958,575	5,958,575	-	-
Money Market Funds	52,655,005	52,655,005	-	-
Total Investments in Securities:	$ 3,121,115,594	$ 3,044,385,375	$ 76,730,219	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	73.8%
United Kingdom	13.9%
Bermuda	2.6%
France	1.9%
Belgium	1.5%
Switzerland	1.1%
Brazil	1.0%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $28,392,984) - See accompanying schedule: Unaffiliated issuers (cost $2,172,682,173)	$ 3,068,460,589
Fidelity Central Funds (cost $52,655,005)	52,655,005
Total Investments (cost $2,225,337,178)		$ 3,121,115,594
Receivable for investments sold		31,872,606
Receivable for fund shares sold		4,689,917
Dividends receivable		3,822,729
Distributions receivable from Fidelity Central Funds		22,132
Prepaid expenses		9,071
Other receivables		47,028
Total assets		3,161,579,077

Liabilities
Payable for investments purchased	$ 14,312,834
Payable for fund shares redeemed	3,358,162
Accrued management fee	1,406,922
Distribution and service plan fees payable	314,215
Other affiliated payables	520,163
Other payables and accrued expenses	145,938
Collateral on securities loaned, at value	29,423,466
Total liabilities		49,481,700

Net Assets		$ 3,112,097,377
Net Assets consist of:
Paid in capital		$ 2,123,703,221
Undistributed net investment income		5,947,947
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		86,712,312
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		895,733,897
Net Assets		$ 3,112,097,377

Statement of Assets and Liabilities - continued

February 28, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($414,150,687 ÷ 4,087,312 shares)	$ 101.33

Maximum offering price per share (100/94.25 of $101.33)	$ 107.51
Class T: Net Asset Value and redemption price per share ($81,489,027 ÷ 809,928 shares)	$ 100.61

Maximum offering price per share (100/96.50 of $100.61)	$ 104.26
Class B: Net Asset Value and offering price per share ($15,798,904 ÷ 157,782 shares)A	$ 100.13

Class C: Net Asset Value and offering price per share ($228,151,156 ÷ 2,298,207 shares)A	$ 99.27

Consumer Staples: Net Asset Value, offering price and redemption price per share ($2,173,969,972 ÷ 21,306,192 shares)	$ 102.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($198,537,631 ÷ 1,948,259 shares)	$ 101.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 63,157,453
Income from Fidelity Central Funds		444,777
Total income		63,602,230

Expenses
Management fee	$ 14,005,834
Transfer agent fees	4,714,815
Distribution and service plan fees	3,266,375
Accounting and security lending fees	767,701
Custodian fees and expenses	94,879
Independent trustees' compensation	47,435
Registration fees	182,600
Audit	51,473
Legal	12,495
Miscellaneous	38,709
Total expenses before reductions	23,182,316
Expense reductions	(12,904)	23,169,412
Net investment income (loss)		40,432,818
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	134,877,861
Redemptions in-kind with affiliated entities	20,812,198
Foreign currency transactions	(31,090)
Total net realized gain (loss)		155,658,969
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $13,239)	315,419,939
Assets and liabilities in foreign currencies	(37,629)
Total change in net unrealized appreciation (depreciation)		315,382,310
Net gain (loss)		471,041,279
Net increase (decrease) in net assets resulting from operations		$ 511,474,097

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,432,818	$ 41,894,781
Net realized gain (loss)	155,658,969	171,640,518
Change in net unrealized appreciation (depreciation)	315,382,310	26,588,951
Net increase (decrease) in net assets resulting from operations	511,474,097	240,124,250
Distributions to shareholders from net investment income	(39,618,532)	(38,989,125)
Distributions to shareholders from net realized gain	(102,399,285)	(137,187,027)
Total distributions	(142,017,817)	(176,176,152)
Share transactions - net increase (decrease)	686,786,861	(294,831,730)
Redemption fees	51,833	32,907
Total increase (decrease) in net assets	1,056,294,974	(230,850,725)

Net Assets
Beginning of period	2,055,802,403	2,286,653,128
End of period (including undistributed net investment income of $5,947,947 and undistributed net investment income of $5,732,152, respectively)	$ 3,112,097,377	$ 2,055,802,403
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 87.93	$ 85.67	$ 74.90	$ 67.65	$ 61.06
Income from Investment Operations
Net investment income (loss) C	1.37	1.43	1.26	1.22	.98
Net realized and unrealized gain (loss)	17.28	7.51	11.73	8.73	7.10
Total from investment operations	18.65	8.94	12.99	9.95	8.08
Distributions from net investment income	(1.28)	(1.44)	(1.08)	(1.06)	(.83)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(5.25) J	(6.68)	(2.22)	(2.70)	(1.49)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 101.33	$ 87.93	$ 85.67	$ 74.90	$ 67.65
Total ReturnA, B	21.95%	10.53%	17.60%	15.00%	13.27%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.06%	1.08%	1.10%	1.11%
Expenses net of fee waivers, if any	1.05%	1.06%	1.08%	1.10%	1.11%
Expenses net of all reductions	1.05%	1.06%	1.08%	1.09%	1.11%
Net investment income (loss)	1.45%	1.61%	1.58%	1.74%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 414,151	$ 329,459	$ 277,329	$ 205,851	$ 160,526
Portfolio turnover rateE	42% I	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $5.25 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $3.976 per share.

Financial Highlights - Class T

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 87.37	$ 85.18	$ 74.49	$ 67.30	$ 60.77
Income from Investment Operations
Net investment income (loss) C	1.10	1.18	1.03	1.01	.79
Net realized and unrealized gain (loss)	17.15	7.46	11.68	8.68	7.05
Total from investment operations	18.25	8.64	12.71	9.69	7.84
Distributions from net investment income	(1.04)	(1.21)	(.88)	(.86)	(.65)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(5.01) J	(6.45)	(2.02)	(2.50)	(1.31)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 100.61	$ 87.37	$ 85.18	$ 74.49	$ 67.30
Total ReturnA, B	21.60%	10.23%	17.29%	14.67%	12.93%
Ratios to Average Net Assets D, F
Expenses before reductions	1.32%	1.33%	1.36%	1.38%	1.40%
Expenses net of fee waivers, if any	1.32%	1.33%	1.36%	1.38%	1.40%
Expenses net of all reductions	1.32%	1.33%	1.35%	1.38%	1.40%
Net investment income (loss)	1.18%	1.34%	1.30%	1.45%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,489	$ 61,421	$ 52,024	$ 39,047	$ 31,496
Portfolio turnover rateE	42% I	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $5.01 per share is comprised of distributions from net investment income of $1.036 and distributions from net realized gain of $3.976 per share.

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights - Class B

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.90	$ 84.72	$ 74.01	$ 66.83	$ 60.37
Income from Investment Operations
Net investment income (loss) C	.63	.71	.61	.64	.46
Net realized and unrealized gain (loss)	17.06	7.40	11.61	8.61	6.98
Total from investment operations	17.69	8.11	12.22	9.25	7.44
Distributions from net investment income	(.48)	(.69)	(.37)	(.43)	(.32)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(4.46)	(5.93)	(1.51)	(2.07)	(.98)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 100.13	$ 86.90	$ 84.72	$ 74.01	$ 66.83
Total ReturnA, B	21.01%	9.63%	16.68%	14.06%	12.35%
Ratios to Average Net Assets D, F
Expenses before reductions	1.82%	1.86%	1.89%	1.91%	1.91%
Expenses net of fee waivers, if any	1.82%	1.86%	1.89%	1.91%	1.91%
Expenses net of all reductions	1.82%	1.86%	1.88%	1.90%	1.91%
Net investment income (loss)	.68%	.81%	.78%	.93%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,799	$ 17,388	$ 18,548	$ 19,330	$ 20,033
Portfolio turnover rateE	42% I	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class C

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.32	$ 84.28	$ 73.75	$ 66.71	$ 60.29
Income from Investment Operations
Net investment income (loss) C	.65	.75	.65	.68	.49
Net realized and unrealized gain (loss)	16.93	7.36	11.55	8.59	7.00
Total from investment operations	17.58	8.11	12.20	9.27	7.49
Distributions from net investment income	(.65)	(.84)	(.53)	(.59)	(.41)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(4.63)	(6.07) J	(1.67)	(2.23)	(1.07)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 99.27	$ 86.32	$ 84.28	$ 73.75	$ 66.71
Total ReturnA, B	21.03%	9.70%	16.73%	14.14%	12.44%
Ratios to Average Net Assets D, F
Expenses before reductions	1.80%	1.82%	1.83%	1.85%	1.86%
Expenses net of fee waivers, if any	1.80%	1.82%	1.83%	1.85%	1.86%
Expenses net of all reductions	1.80%	1.81%	1.82%	1.84%	1.85%
Net investment income (loss)	.70%	.85%	.83%	.99%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 228,151	$ 164,669	$ 134,966	$ 102,321	$ 81,239
Portfolio turnover rateE	42% I	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $6.07 per share is comprised of distributions from net investment income of $.837 and distributions from net realized gain of $5.237 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 88.51	$ 86.17	$ 75.29	$ 67.98	$ 61.34
Income from Investment Operations
Net investment income (loss) B	1.64	1.69	1.48	1.42	1.14
Net realized and unrealized gain (loss)	17.40	7.55	11.82	8.76	7.14
Total from investment operations	19.04	9.24	13.30	10.18	8.28
Distributions from net investment income	(1.54)	(1.66)	(1.28)	(1.24)	(.98)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(5.52)	(6.90)	(2.42)	(2.87) I	(1.64)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 102.03	$ 88.51	$ 86.17	$ 75.29	$ 67.98
Total ReturnA	22.27%	10.82%	17.94%	15.30%	13.55%
Ratios to Average Net Assets C, E
Expenses before reductions	.77%	.79%	.81%	.83%	.86%
Expenses net of fee waivers, if any	.77%	.79%	.81%	.83%	.86%
Expenses net of all reductions	.77%	.79%	.80%	.82%	.86%
Net investment income (loss)	1.73%	1.88%	1.85%	2.01%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,173,970	$ 1,328,594	$ 1,425,055	$ 1,202,440	$ 877,548
Portfolio turnover rateD	42% H	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 88.33	$ 85.92	$ 75.14	$ 67.84	$ 61.26
Income from Investment Operations
Net investment income (loss) B	1.59	1.66	1.45	1.39	1.15
Net realized and unrealized gain (loss)	17.40	7.53	11.79	8.73	7.13
Total from investment operations	18.99	9.19	13.24	10.12	8.28
Distributions from net investment income	(1.44)	(1.54)	(1.32)	(1.19)	(1.04)
Distributions from net realized gain	(3.98)	(5.24)	(1.14)	(1.64)	(.66)
Total distributions	(5.41) I	(6.78)	(2.46)	(2.82) J	(1.70)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 101.91	$ 88.33	$ 85.92	$ 75.14	$ 67.84
Total ReturnA	22.26%	10.80%	17.90%	15.24%	13.57%
Ratios to Average Net Assets C, E
Expenses before reductions	.80%	.82%	.85%	.87%	.87%
Expenses net of fee waivers, if any	.80%	.82%	.85%	.87%	.87%
Expenses net of all reductions	.80%	.82%	.84%	.87%	.87%
Net investment income (loss)	1.70%	1.85%	1.81%	1.96%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 198,538	$ 154,271	$ 378,731	$ 163,544	$ 237,883
Portfolio turnover rateD	42% H	31%	28%	35%	57%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Total distributions of $5.41 per share is comprised of distributions from net investment income of $1.436 and distributions from net realized gain of $3.976 per share.

J Total distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, redemption in kind, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 926,318,732
Gross unrealized depreciation	(39,470,234)
Net unrealized appreciation (depreciation) on securities	$ 886,848,498

Tax Cost	$ 2,234,267,096

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,540,825
Undistributed long-term capital gain	$ 82,071,386
Net unrealized appreciation (depreciation) on securities and other investments	$ 886,821,686

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 43,895,099	$ 40,643,236
Long-term Capital Gains	98,122,718	135,532,916
Total	$ 142,017,817	$ 176,176,152

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,618,121,721 and $1,046,857,746, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 887,388	$ 8,962
Class T	.25%	.25%	349,080	259
Class B	.75%	.25%	167,656	125,772
Class C	.75%	.25%	1,862,251	335,223
			$ 3,266,375	$ 470,216

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 197,186
Class T	27,506
Class B*	9,631
Class C*	13,925
$ 248,248

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 711,350.20
Class T	156,755.22
Class B	37,489.22
Class C	376,017.20
Consumer Staples	2,989,524.18
Institutional Class	443,680.20
	$ 4,714,815

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14,678 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind. During the period, 523,611 shares of the Fund held by an affiliated entity were redeemed for investments with a value of $47,287,323. The net realized gain of $20,812,198 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. Then Investing Funds delivered cash and investments valued at $64,348,425 in exchange for 712,528 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,649 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $366,992.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9,955 for the period.

The investment adviser reimbursed a portion of the Fund's operating expenses, including certain Consumer Staples expenses during the period in the amount of $2,949.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014
From net investment income
Class A	$ 4,812,004	$ 5,205,524
Class T	776,331	826,286
Class B	83,556	138,623
Class C	1,335,126	1,548,556
Consumer Staples	29,856,743	26,141,452
Institutional Class	2,754,772	5,128,684
Total	$ 39,618,532	$ 38,989,125
From net realized gain
Class A	$ 14,768,867	$ 18,454,866
Class T	2,841,831	3,478,167
Class B	743,976	1,077,295
Class C	7,778,566	9,334,082
Consumer Staples	65,408,817	84,245,287
Institutional Class	10,857,228	20,597,330
Total	$ 102,399,285	$ 137,187,027

Annual Report

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014	2015	2014
Class A
Shares sold	1,066,097	1,297,946	$ 101,322,941	$ 115,706,038
Reinvestment of distributions	205,710	234,768	18,829,531	20,739,532
Shares redeemed	(931,333)	(1,022,897)	(86,559,239)	(90,649,691)
Net increase (decrease)	340,474	509,817	$ 33,593,233	$ 45,795,879
Class T
Shares sold	215,514	171,739	$ 20,203,421	$ 15,157,502
Reinvestment of distributions	38,102	46,535	3,463,287	4,086,883
Shares redeemed	(146,712)	(126,021)	(13,666,581)	(11,017,450)
Net increase (decrease)	106,904	92,253	$ 10,000,127	$ 8,226,935
Class B
Shares sold	7,270	16,325	$ 675,777	$ 1,431,261
Reinvestment of distributions	8,161	11,472	730,673	1,003,061
Shares redeemed	(57,733)	(46,659)	(5,359,510)	(4,085,147)
Net increase (decrease)	(42,302)	(18,862)	$ (3,953,060)	$ (1,650,825)
Class C
Shares sold	636,469	622,483	$ 59,593,472	$ 54,501,354
Reinvestment of distributions	86,847	101,164	7,772,854	8,787,354
Shares redeemed	(332,705)	(417,359)	(30,479,924)	(36,266,564)
Net increase (decrease)	390,611	306,288	$ 36,886,402	$ 27,022,144
Consumer Staples
Shares sold	8,889,529	3,438,166	$ 838,041,591	$ 309,005,043
Reinvestment of distributions	985,926	1,188,981	91,713,079	105,681,529
Shares redeemed	(3,580,043)	(6,154,349)	(340,719,360)	(548,691,818)
Net increase (decrease)	6,295,412	(1,527,202)	$ 589,035,310	$ (134,005,246)
Institutional Class
Shares sold	3,870,748 A	2,006,485	$ 354,438,000A	$ 181,066,529
Reinvestment of distributions	135,150	271,028	12,187,732	24,047,781
Shares redeemed	(3,804,175)B	(4,939,085)	(345,400,883)B	(445,334,927)
Net increase (decrease)	201,723	(2,661,572)	$ 21,224,849	$ (240,220,617)

A Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

B Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Consumer Staples Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Consumer Staples Portfolio voted to pay on April 13, 2015 to shareholders of record at the opening of business on April 10, 2015, a distribution of $3.1520 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.2180 per share from net investment income.

Consumer Staples hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $112,892,370 or, if subsequently determined to be different, the net capital gain of such year.

Consumer Staples designates 72% and 86% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Consumer Staples designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the fund, including the backgrounds of investment personnel of SelectCo, and also considered the fund's investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including its size, education, experience, and resources, as well as the Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing SelectCo to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. The fund underperformed its benchmark for the one-, three-, and five-year periods ended May 31, 2014, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2014.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and making the competitive group more inclusive.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Consumer Staples Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2014.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for the 12-month period ended June 30, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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Contents Shareholder Expense Example Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Select Portfolios®

Energy Sector

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Energy Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Energy Service Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Natural Gas Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Natural Resources Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Energy Portfolio	.79%
Actual		$ 1,000.00	$ 782.00	$ 3.49
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
Energy Service Portfolio	.81%
Actual		$ 1,000.00	$ 637.70	$ 3.29
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Natural Gas Portfolio	.82%
Actual		$ 1,000.00	$ 718.60	$ 3.49
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Natural Resources Portfolio	.83%
Actual		$ 1,000.00	$ 779.90	$ 3.66
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	-11.25%	5.83%	6.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Energy Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from John Dowd, Portfolio Manager of Energy Portfolio: For the year, the fund returned -11.25%, underperforming the -9.18% return of its sector benchmark, the MSCI U.S. IMI Energy 25-50 Index, and the broadly based S&P 500®. Energy was the worst-performing sector in the S&P 500® for the year, as crude oil prices dropped to a five-year low on global oversupply and weakening demand. Versus the MSCI benchmark, the fund was hurt by stock picks and an overweighting in equipment & services firms, including Weatherford International. I liked the stock as a turnaround story, but a drop in commodity prices hurt its performance. A focus on smaller, U.S.-focused companies with dominant shale positions, such as Noble Energy and Whiting Petroleum, also hurt, as these firms were hit hard by falling oil prices and the underperformance of small-cap stocks in general. Also, the fund's non-U.S. holdings detracted due in part to a stronger dollar. Conversely, stock selection in oil & gas storage and transportation helped, including non-index stakes in master limited partnerships MPLX, Valero Energy Partners and Phillips 66 Partners.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	13.1	16.0
Schlumberger Ltd.	8.2	9.3
Chevron Corp.	6.6	11.6
EOG Resources, Inc.	6.1	5.8
Anadarko Petroleum Corp.	5.0	4.1
Cimarex Energy Co.	4.0	3.7
Noble Energy, Inc.	3.5	3.0
Baker Hughes, Inc.	3.5	0.0
Kinder Morgan, Inc.	2.8	0.0
Tesoro Corp.	2.8	0.4
	55.6
Top Industries (% of fund's net assets)
As of February 28, 2015
Oil, Gas & Consumable Fuels	78.5%
Energy Equipment & Services	17.8%
Independent Power and Renewable Electricity Producers	1.0%
Multi-Utilities	0.1%
Real Estate Investment Trusts†	0.0%
All Others*	2.6%

As of August 31, 2014
Oil, Gas & Consumable Fuels	76.0%
Energy Equipment & Services	22.8%
Independent Power Producers & Energy Traders	0.6%
Independent Power and Renewable Electricity Producers	0.1%
All Others*	0.5%

* Includes short-term investments and net other assets (liabilities).
†Amount represents less than 0.1%

Annual Report

Energy Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 17.8%
Oil & Gas Drilling - 1.0%
Ocean Rig UDW, Inc. (United States)	296,300	$ 2,370,400
Odfjell Drilling A/S	1,539,580	1,783,379
Unit Corp. (a)	381,400	11,647,956
Vantage Drilling Co. (a)	5,412,507	2,002,628
Xtreme Drilling & Coil Services Corp. (a)	2,252,600	3,261,504
		21,065,867
Oil & Gas Equipment & Services - 16.8%
Baker Hughes, Inc.	1,213,200	75,837,132
C&J Energy Services, Inc. (a)	109,000	1,485,670
Dril-Quip, Inc. (a)	167,074	12,139,597
FMC Technologies, Inc. (a)	796,159	31,790,629
Halliburton Co.	360,592	15,483,820
Oceaneering International, Inc.	679,627	37,060,060
Schlumberger Ltd.	2,135,481	179,722,081
Total Energy Services, Inc.	148,900	1,686,604
Weatherford International Ltd. (a)	830,400	10,537,776
		365,743,369
TOTAL ENERGY EQUIPMENT & SERVICES		386,809,236
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 1.0%
Independent Power Producers & Energy Traders - 0.6%
Calpine Corp. (a)	91,700	1,944,040
Dynegy, Inc. (a)	403,978	11,258,867
		13,202,907
Renewable Electricity - 0.4%
NextEra Energy Partners LP	237,600	9,373,320
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		22,576,227
MULTI-UTILITIES - 0.1%
Multi-Utilities - 0.1%
NiSource, Inc.	46,000	1,973,860
OIL, GAS & CONSUMABLE FUELS - 78.5%
Coal & Consumable Fuels - 0.1%
Peabody Energy Corp. (d)	330,322	2,609,544
Integrated Oil & Gas - 21.2%
BG Group PLC	1,816,923	26,749,957
Chevron Corp.	1,355,923	144,649,866
Exxon Mobil Corp.	3,228,448	285,846,786
Imperial Oil Ltd.	148,400	5,726,595
		462,973,204
Oil & Gas Exploration & Production - 38.4%
Anadarko Petroleum Corp.	1,294,315	109,020,152
Bankers Petroleum Ltd. (a)	1,607,000	3,882,201
Bonanza Creek Energy, Inc. (a)	497,300	13,402,235
Canadian Natural Resources Ltd.	221,900	6,454,111
Carrizo Oil & Gas, Inc. (a)	127,500	6,067,725

	Shares	Value
Chesapeake Energy Corp.	880,600	$ 14,688,408
Cimarex Energy Co.	792,845	86,959,240
Concho Resources, Inc. (a)	458,000	49,885,360
ConocoPhillips Co.	746,796	48,691,099
Continental Resources, Inc. (a)(d)	383,272	17,051,771
Diamondback Energy, Inc. (a)	238,900	17,012,069
Energen Corp.	416,368	26,914,028
Energy XXI (Bermuda) Ltd. (d)	659,600	3,133,100
EOG Resources, Inc.	1,491,164	133,787,234
Evolution Petroleum Corp.	162,543	1,108,543
Gulfport Energy Corp. (a)	352,500	16,148,025
Kosmos Energy Ltd. (a)	570,500	5,123,090
Laredo Petroleum Holdings, Inc. (a)(d)	450,300	5,372,079
Marathon Oil Corp.	97,600	2,719,136
Memorial Resource Development Corp.	1,254,100	25,721,591
Newfield Exploration Co. (a)	1,185,800	39,166,974
Noble Energy, Inc.	1,610,488	76,063,348
Northern Oil & Gas, Inc. (a)	509,501	4,391,899
Paramount Resources Ltd. Class A (a)	92,700	2,306,933
PDC Energy, Inc. (a)	484,851	25,057,100
Peyto Exploration & Development Corp. (d)	112,700	3,151,741
Pioneer Natural Resources Co.	134,799	20,559,543
RSP Permian, Inc. (a)(d)	43,600	1,184,176
SM Energy Co.	762,600	37,001,352
Synergy Resources Corp. (a)	498,820	5,960,899
TAG Oil Ltd. (a)	1,401,975	1,704,665
Whiting Petroleum Corp. (a)	796,272	26,937,882
		836,627,709
Oil & Gas Refining & Marketing - 6.6%
Alon U.S.A. Energy, Inc.	145,600	2,029,664
CVR Refining, LP	93,434	1,818,226
Delek U.S. Holdings, Inc.	26,900	1,002,832
Marathon Petroleum Corp.	56,568	5,939,640
Phillips 66 Co.	512,418	40,204,316
Tesoro Corp.	663,600	60,945,024
Valero Energy Corp.	404,981	24,983,278
World Fuel Services Corp.	123,677	6,771,316
		143,694,296
Oil & Gas Storage & Transport - 12.2%
Cheniere Energy, Inc. (a)	291,600	23,511,708
Columbia Pipeline Partners LP	75,800	2,098,902
Dominion Midstream Partners LP	75,155	3,081,355
Enable Midstream Partners LP	119,400	2,149,200
EQT Midstream Partners LP	83,800	6,973,836
Golar LNG Ltd.	487,500	15,122,250
Kinder Morgan, Inc.	1,505,600	61,744,656
Magellan Midstream Partners LP	90,619	7,448,882
MPLX LP	234,655	19,288,641
ONEOK, Inc.	97,900	4,333,054
Phillips 66 Partners LP	253,633	18,056,133
Plains GP Holdings LP Class A	1,014,100	29,043,824
SemGroup Corp. Class A	69,500	5,373,045
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Storage & Transport - continued
Targa Resources Corp. (d)	190,690	$ 18,988,910
The Williams Companies, Inc.	535,100	26,241,304
Valero Energy Partners LP	419,611	22,361,070
		265,816,770
TOTAL OIL, GAS & CONSUMABLE FUELS		1,711,721,523
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Specialized REITs - 0.0%
InfraReit, Inc.	20,000	542,400
TOTAL COMMON STOCKS (Cost $2,014,813,173)		2,123,623,246
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 0.13% (b)	65,885,491	65,885,491
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	41,987,055	41,987,055
TOTAL MONEY MARKET FUNDS (Cost $107,872,546)		107,872,546
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $2,122,685,719)		2,231,495,792
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(51,667,404)
NET ASSETS - 100%		$ 2,179,828,388
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 60,471
Fidelity Securities Lending Cash Central Fund	191,813
Total	$ 252,284
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,123,623,246	$ 2,096,873,289	$ 26,749,957	$ -
Money Market Funds	107,872,546	107,872,546	-	-
Total Investments in Securities:	$ 2,231,495,792	$ 2,204,745,835	$ 26,749,957	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.4%
Curacao	8.2%
Canada	1.4%
United Kingdom	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $40,571,103) - See accompanying schedule: Unaffiliated issuers (cost $2,014,813,173)	$ 2,123,623,246
Fidelity Central Funds (cost $107,872,546)	107,872,546
Total Investments (cost $2,122,685,719)		$ 2,231,495,792
Receivable for fund shares sold		5,969,314
Dividends receivable		6,433,200
Distributions receivable from Fidelity Central Funds		37,408
Prepaid expenses		10,199
Other receivables		39,977
Total assets		2,243,985,890

Liabilities
Payable to custodian bank	$ 10,451
Payable for investments purchased	18,639,921
Payable for fund shares redeemed	2,042,901
Accrued management fee	991,514
Other affiliated payables	397,014
Other payables and accrued expenses	88,646
Collateral on securities loaned, at value	41,987,055
Total liabilities		64,157,502

Net Assets		$ 2,179,828,388
Net Assets consist of:
Paid in capital		$ 2,131,647,487
Undistributed net investment income		995,458
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(61,623,983)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		108,809,426
Net Assets, for 47,765,512 shares outstanding		$ 2,179,828,388
Net Asset Value, offering price and redemption price per share ($2,179,828,388 ÷ 47,765,512 shares)		$ 45.64

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 37,327,773
Income from Fidelity Central Funds		252,284
Total income		37,580,057

Expenses
Management fee	$ 12,558,997
Transfer agent fees	4,509,095
Accounting and security lending fees	695,342
Custodian fees and expenses	42,788
Independent trustees' compensation	44,322
Registration fees	121,633
Audit	46,572
Legal	13,486
Interest	857
Miscellaneous	32,951
Total expenses before reductions	18,066,043
Expense reductions	(15,324)	18,050,719
Net investment income (loss)		19,529,338
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,743,785
Redemption in-kind with affiliated entities	22,148,450
Foreign currency transactions	30,273
Total net realized gain (loss)		47,922,508
Change in net unrealized appreciation (depreciation) on: Investment securities	(322,612,739)
Assets and liabilities in foreign currencies	(4,142)
Total change in net unrealized appreciation (depreciation)		(322,616,881)
Net gain (loss)		(274,694,373)
Net increase (decrease) in net assets resulting from operations		$ (255,165,035)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,529,338	$ 15,567,368
Net realized gain (loss)	47,922,508	322,715,272
Change in net unrealized appreciation (depreciation)	(322,616,881)	(48,770,629)
Net increase (decrease) in net assets resulting from operations	(255,165,035)	289,512,011
Distributions to shareholders from net investment income	(18,840,374)	(15,215,278)
Distributions to shareholders from net realized gain	(163,093,871)	(204,942,916)
Total distributions	(181,934,245)	(220,158,194)
Share transactions Proceeds from sales of shares	1,520,395,410	362,585,110
Reinvestment of distributions	175,944,918	212,043,462
Cost of shares redeemed	(1,075,346,718)	(775,193,374)
Net increase (decrease) in net assets resulting from share transactions	620,993,610	(200,564,802)
Redemption fees	126,447	26,953
Total increase (decrease) in net assets	184,020,777	(131,184,032)

Net Assets
Beginning of period	1,995,807,611	2,126,991,643
End of period (including undistributed net investment income of $995,458 and undistributed net investment income of $2,667,396, respectively)	$ 2,179,828,388	$ 1,995,807,611
Other Information Shares
Sold	28,386,672	6,275,361
Issued in reinvestment of distributions	3,458,398	3,846,875
Redeemed	(19,558,503)	(13,451,035)
Net increase (decrease)	12,286,567	(3,328,799)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 56.25	$ 54.81	$ 55.14	$ 60.22	$ 43.55
Income from Investment Operations
Net investment income (loss) B	.46	.44	.53	.41	.29
Net realized and unrealized gain (loss)	(6.37)	7.86	(.04)	(5.06)	16.63
Total from investment operations	(5.91)	8.30	.49	(4.65)	16.92
Distributions from net investment income	(.46)	(.46)	(.47)	(.40)	(.25)
Distributions from net realized gain	(4.23)	(6.40)	(.35)	(.03)	-
Total distributions	(4.70) H	(6.86)	(.82)	(.43)	(.25)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 45.64	$ 56.25	$ 54.81	$ 55.14	$ 60.22
Total ReturnA	(11.25)%	15.43%	1.00%	(7.68)%	38.95%
Ratios to Average Net AssetsC, E
Expenses before reductions	.79%	.80%	.82%	.83%	.85%
Expenses net of fee waivers, if any	.79%	.80%	.82%	.83%	.85%
Expenses net of all reductions	.79%	.80%	.81%	.82%	.85%
Net investment income (loss)	.85%	.76%	1.04%	.77%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,179,828	$ 1,995,808	$ 2,126,992	$ 2,504,448	$ 3,033,023
Portfolio turnover rateD	73% I	98%	80%	90%	107%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FFor the year ended February 29. GAmount represents less than $.01 per share. HTotal distributions of $4.70 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $4.233 per share. IPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio	-27.82%	1.35%	3.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Service Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Benjamin Shuleva, Portfolio Manager of Energy Service Portfolio: For the year, the fund returned -27.82%, underperforming the -25.80% return of the MSCI U.S. IMI Energy Equipment & Services 25-50 Index, as well as the broadly based S&P 500®. It was a difficult period for energy service stocks, which came under pressure due to dramatic drops in crude oil prices. Versus the industry index, stock picks in oil & gas drilling hurt most, including an out-of-benchmark stake in Odfjell Drilling, a Norwegian well service and offshore drilling company. Odfjell's share price plummeted about 80%, as offshore day rates fell on an oversupply of offshore rigs and investor sentiment on energy-related stocks soured. The depreciation of the Norwegian krone relative to the U.S. dollar also weighed on its result. An overweighting in Vantage Drilling hurt, as it lost roughly three-quarters of its value. Underweighting compression and engine maker Dresser-Rand Group detracted, as the stock rose on a September acquisition bid by Siemens at the peak of the energy cycle. The stock was sold from the fund that same month. Conversely, my strategy worked with Frank's International and Oceaneering International, two high-quality offshore service providers with commanding market shares in their niche segments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Service Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd.	19.5	19.2
Halliburton Co.	16.9	15.9
Dril-Quip, Inc.	5.9	4.9
National Oilwell Varco, Inc.	5.5	7.6
Baker Hughes, Inc.	4.9	3.4
Oceaneering International, Inc.	4.9	6.1
Cameron International Corp.	4.8	4.9
FMC Technologies, Inc.	3.9	5.0
Frank's International NV	3.8	2.3
Nabors Industries Ltd.	3.5	0.0
	73.6
Top Industries (% of fund's net assets)
As of February 28, 2015
Energy Equipment & Services	93.8%
Oil, Gas & Consumable Fuels	2.6%
Construction & Engineering	0.7%
Airlines	0.2%
All Others*	2.7%

As of August 31, 2014
Energy Equipment & Services	96.8%
Oil, Gas & Consumable Fuels	1.8%
Machinery	0.6%
Airlines	0.4%
Construction & Engineering	0.1%
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Energy Service Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
AIRLINES - 0.2%
Airlines - 0.2%
CHC Group Ltd. (a)	567,098	$ 1,395,061
CONSTRUCTION & ENGINEERING - 0.7%
Construction & Engineering - 0.7%
Enterprise Group, Inc. (a)(e)	14,106,600	3,949,532
Jacobs Engineering Group, Inc. (a)	25,000	1,108,500
		5,058,032
ENERGY EQUIPMENT & SERVICES - 93.8%
Oil & Gas Drilling - 11.8%
Cathedral Energy Services Ltd.	272,100	478,858
Ensco PLC Class A	70,600	1,727,582
Eurasia Drilling Co. Ltd. GDR (Reg. S)	106,000	1,876,200
Independence Contract Drilling, Inc.	619,850	3,539,344
Nabors Industries Ltd.	1,917,300	24,560,613
Ocean Rig UDW, Inc. (United States)	1,915,461	15,323,688
Odfjell Drilling A/S (d)	6,563,060	7,602,347
Pacific Drilling SA (a)	6,300	22,932
Precision Drilling Corp. (d)	399,800	2,433,788
Rowan Companies PLC	441,300	9,536,493
Unit Corp. (a)	16,200	494,748
Vantage Drilling Co. (a)(e)	18,078,100	6,688,897
Xtreme Drilling & Coil Services Corp. (a)(e)	5,543,202	8,025,914
		82,311,404
Oil & Gas Equipment & Services - 82.0%
Baker Hughes, Inc.	545,222	34,081,827
BW Offshore Ltd.	5,606,889	4,498,062
C&J Energy Services, Inc. (a)	1,132,900	15,441,427
Cameron International Corp. (a)	713,188	33,576,891
Core Laboratories NV	80,500	8,848,560
Dril-Quip, Inc. (a)(d)	563,900	40,972,974
FMC Technologies, Inc. (a)	691,262	27,602,092
Forbes Energy Services Ltd. (a)(d)(e)	2,005,407	2,125,731
Forum Energy Technologies, Inc. (a)	141,000	2,753,730
Frank's International NV	1,483,169	26,341,081
Geospace Technologies Corp. (a)(d)	63,500	1,183,005
Gulfmark Offshore, Inc. Class A (d)	595,617	9,791,943
Halliburton Co.	2,749,634	118,069,284
McCoy Global, Inc.	18,900	59,568
National Oilwell Varco, Inc.	713,762	38,792,965
Oceaneering International, Inc.	622,600	33,950,378
Oil States International, Inc. (a)	16,700	726,116
RigNet, Inc. (a)	58,700	1,856,094

	Shares	Value
Schlumberger Ltd.	1,622,011	$ 136,508,445
Spectrum ASA	503,853	2,168,933
SPT Energy Group, Inc. (d)	9,108,000	1,796,751
Superior Drilling Products, Inc. (d)(e)	1,274,675	3,836,772
TETRA Technologies, Inc. (a)	1,002,085	5,982,447
Weatherford International Ltd. (a)	1,738,966	22,067,479
		573,032,555
TOTAL ENERGY EQUIPMENT & SERVICES		655,343,959
OIL, GAS & CONSUMABLE FUELS - 2.6%
Oil & Gas Storage & Transport - 2.6%
Golar LNG Ltd.	112,133	3,478,366
StealthGas, Inc. (a)(e)	2,439,589	15,003,472
		18,481,838
TOTAL COMMON STOCKS (Cost $642,746,103)		680,278,890
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.13% (b)	18,359,417	18,359,417
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	11,589,705	11,589,705
TOTAL MONEY MARKET FUNDS (Cost $29,949,122)		29,949,122
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $672,695,225)		710,228,012
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(11,425,110)
NET ASSETS - 100%		$ 698,802,902
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,885
Fidelity Securities Lending Cash Central Fund	52,915
Total	$ 69,800
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Enterprise Group, Inc.	$ -	$ 7,321,983	$ -	$ -	$ 3,949,532
Forbes Energy Services Ltd.	1,354,964	5,903,638	-	-	2,125,731
StealthGas, Inc.	4,484,964	18,500,745	-	-	15,003,472
Superior Drilling Products, Inc.	-	5,576,968	-	-	3,836,772
Vantage Drilling Co.	19,058,200	7,714,180	-	-	6,688,897
Xtreme Drilling & Coil Services Corp.	14,367,927	4,888,897	-	-	8,025,914
Total	$ 39,266,055	$ 49,906,411	$ -	$ -	$ 39,630,318
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	56.4%
Curacao	19.5%
Bermuda	5.7%
Netherlands	5.1%
Marshall Islands	4.3%
Ireland	3.2%
Canada	2.1%
Cayman Islands	1.8%
United Kingdom	1.6%
Others (Individually Less Than 1%)	0.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $11,335,579) - See accompanying schedule: Unaffiliated issuers (cost $558,072,109)	$ 640,648,572
Fidelity Central Funds (cost $29,949,122)	29,949,122
Other affiliated issuers (cost $84,673,994)	39,630,318
Total Investments (cost $672,695,225)		$ 710,228,012
Cash		11,144
Receivable for investments sold		6,174,163
Receivable for fund shares sold		1,391,081
Dividends receivable		1,063,739
Distributions receivable from Fidelity Central Funds		5,065
Prepaid expenses		4,831
Other receivables		39,044
Total assets		718,917,079

Liabilities
Payable for investments purchased	$ 6,514,647
Payable for fund shares redeemed	1,486,333
Accrued management fee	317,813
Other affiliated payables	147,779
Other payables and accrued expenses	57,900
Collateral on securities loaned, at value	11,589,705
Total liabilities		20,114,177

Net Assets		$ 698,802,902
Net Assets consist of:
Paid in capital		$ 688,017,668
Distributions in excess of net investment income		(17,766)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,727,038)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,530,038
Net Assets, for 12,859,425 shares outstanding		$ 698,802,902
Net Asset Value, offering price and redemption price per share ($698,802,902 ÷ 12,859,425 shares)		$ 54.34

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 13,286,401
Income from Fidelity Central Funds		69,800
Total income		13,356,201

Expenses
Management fee	$ 5,434,301
Transfer agent fees	1,945,791
Accounting and security lending fees	330,082
Custodian fees and expenses	34,501
Independent trustees' compensation	20,028
Registration fees	48,803
Audit	41,552
Legal	5,821
Interest	1,959
Miscellaneous	17,049
Total expenses before reductions	7,879,887
Expense reductions	(77,207)	7,802,680
Net investment income (loss)		5,553,521
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,441,106
Foreign currency transactions	(8,538)
Total net realized gain (loss)		54,432,568
Change in net unrealized appreciation (depreciation) on: Investment securities	(324,493,237)
Assets and liabilities in foreign currencies	(4,146)
Total change in net unrealized appreciation (depreciation)		(324,497,383)
Net gain (loss)		(270,064,815)
Net increase (decrease) in net assets resulting from operations		$ (264,511,294)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,553,521	$ 2,927,438
Net realized gain (loss)	54,432,568	91,158,941
Change in net unrealized appreciation (depreciation)	(324,497,383)	83,600,274
Net increase (decrease) in net assets resulting from operations	(264,511,294)	177,686,653
Distributions to shareholders from net investment income	(4,379,828)	(2,225,534)
Distributions to shareholders from net realized gain	(101,072,498)	-
Total distributions	(105,452,326)	(2,225,534)
Share transactions Proceeds from sales of shares	353,836,305	309,554,779
Reinvestment of distributions	100,638,770	2,129,219
Cost of shares redeemed	(433,748,150)	(675,601,095)
Net increase (decrease) in net assets resulting from share transactions	20,726,925	(363,917,097)
Redemption fees	60,047	32,958
Total increase (decrease) in net assets	(349,176,648)	(188,423,020)

Net Assets
Beginning of period	1,047,979,550	1,236,402,570
End of period (including distribution in excess of net investment income of $17,766 and undistributed net investment income of $261,041, respectively)	$ 698,802,902	$ 1,047,979,550
Other Information Shares
Sold	4,746,273	3,832,579
Issued in reinvestment of distributions	1,536,295	25,285
Redeemed	(5,590,642)	(8,396,346)
Net increase (decrease)	691,926	(4,538,482)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 86.13	$ 74.01	$ 73.01	$ 85.88	$ 58.27
Income from Investment Operations
Net investment income (loss) B	.45	.21	- G	(.09)	(.04)
Net realized and unrealized gain (loss)	(23.10)	12.09	1.00	(12.79)	27.65
Total from investment operations	(22.65)	12.30	1.00	(12.88)	27.61
Distributions from net investment income	(.39)	(.18)	-	-	-
Distributions from net realized gain	(8.75)	-	-	-	-
Total distributions	(9.14)	(.18)	-	-	-
Redemption fees added to paid in capital B	- G	- G	- G	.01	- G
Net asset value, end of period	$ 54.34	$ 86.13	$ 74.01	$ 73.01	$ 85.88
Total ReturnA	(27.82)%	16.62%	1.37%	(14.99)%	47.38%
Ratios to Average Net AssetsC, E
Expenses before reductions	.79%	.80%	.82%	.82%	.85%
Expenses net of fee waivers, if any	.79%	.80%	.82%	.82%	.85%
Expenses net of all reductions	.79%	.80%	.81%	.81%	.85%
Net investment income (loss)	.56%	.26%	.01%	(.12)%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 698,803	$ 1,047,980	$ 1,236,403	$ 1,382,288	$ 2,040,691
Portfolio turnover rateD	55%	34%	49%	74%	85%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FFor the year ended February 29. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio	-17.15%	1.63%	3.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Gas Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Ted Davis, Portfolio Manager of Natural Gas Portfolio: For the year, the fund returned -17.15%, underperforming the -14.33% return of the S&P® Custom Natural Gas Index and the broadly based S&P 500®. Natural gas stocks were affected by the collapse in energy markets over the past year. The primary cause of underperformance versus the industry benchmark was the steep drop in energy prices in the fourth quarter of 2014. The fund's negative impact was entirely isolated to our sizable underweighting in gas utilities, which massively outperformed energy stocks, as investors sought higher-dividend yields in the low-interest-rate environment. Among individual stocks, Canada's Encana and Texas-based Southwestern Energy were the biggest relative detractors. Non-U.S. holdings such as Encana dragged on performance because of the strength of the U.S. dollar. Contributors included an out-of-index stake in Boardwalk Pipeline Partners, a storage & transport company. An out-of-index stake in NiSource contributed, as did energy service firm Baker Hughes, which outperformed on news it would be acquired by rival Halliburton for a substantial premium.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Gas Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Devon Energy Corp.	9.0	7.4
Baker Hughes, Inc.	7.9	6.1
Encana Corp.	6.6	6.6
Canadian Natural Resources Ltd.	5.6	5.4
Apache Corp.	5.3	0.0
Marathon Oil Corp.	4.6	2.9
Boardwalk Pipeline Partners, LP	4.5	3.0
Chesapeake Energy Corp.	3.7	0.8
Kinder Morgan, Inc.	3.6	0.0
Hess Corp.	3.6	2.4
	54.4
Top Industries (% of fund's net assets)
As of February 28, 2015
Oil, Gas & Consumable Fuels	74.2%
Energy Equipment & Services	19.1%
Multi-Utilities	2.5%
Gas Utilities	1.6%
All Others*	2.6%

As of August 31, 2014
Oil, Gas & Consumable Fuels	66.9%
Energy Equipment & Services	27.1%
Multi-Utilities	1.7%
Gas Utilities	1.3%
All Others*	3.0%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Natural Gas Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 19.1%
Oil & Gas Drilling - 0.6%
Archer Ltd. (a)(d)	3,174,400	$ 981,383
Pacific Drilling SA (a)	371,400	1,351,896
Patterson-UTI Energy, Inc.	51,600	964,146
		3,297,425
Oil & Gas Equipment & Services - 18.5%
Baker Hughes, Inc.	668,100	41,762,931
Cameron International Corp. (a)	191,100	8,996,988
Era Group, Inc. (a)	235,900	5,203,954
Forum Energy Technologies, Inc. (a)	143,000	2,792,790
Oil States International, Inc. (a)	209,900	9,126,452
Schlumberger Ltd.	72,800	6,126,848
Superior Energy Services, Inc.	228,400	5,111,592
Weatherford International Ltd. (a)	1,481,500	18,800,235
		97,921,790
TOTAL ENERGY EQUIPMENT & SERVICES		101,219,215
GAS UTILITIES - 1.6%
Gas Utilities - 1.6%
AGL Resources, Inc.	176,100	8,648,271
MULTI-UTILITIES - 2.5%
Multi-Utilities - 2.5%
NiSource, Inc.	303,600	13,027,476
OIL, GAS & CONSUMABLE FUELS - 72.9%
Coal & Consumable Fuels - 0.4%
CONSOL Energy, Inc.	59,500	1,915,900
Integrated Oil & Gas - 4.4%
Hess Corp.	254,700	19,122,876
Suncor Energy, Inc. (d)	149,600	4,491,231
		23,614,107
Oil & Gas Exploration & Production - 53.9%
Anadarko Petroleum Corp.	138,400	11,657,432
Apache Corp.	424,800	27,968,832
Bellatrix Exploration Ltd. (a)	981,800	2,843,065
Cabot Oil & Gas Corp.	92,124	2,671,596
Canadian Natural Resources Ltd.	1,015,500	29,536,501
Chesapeake Energy Corp. (d)	1,179,300	19,670,724
Cimarex Energy Co.	112,600	12,349,968
Crew Energy, Inc. (a)(f)	1,512,100	6,918,816
Crown Point Energy, Inc. (a)(e)	181,658	21,071
Devon Energy Corp.	777,146	47,864,424
Diamondback Energy, Inc. (a)	12,100	861,641
Emerald Oil, Inc. warrants 2/4/16 (a)	15,002	0
Encana Corp.	2,701,800	35,207,041
EOG Resources, Inc.	98,470	8,834,728
EQT Corp.	9,800	782,138
Gulfport Energy Corp. (a)	279,400	12,799,314
Lekoil Ltd. (a)(d)	3,774,900	1,486,109

	Shares	Value
Marathon Oil Corp.	882,200	$ 24,578,092
Newfield Exploration Co. (a)	155,900	5,149,377
Northern Blizzard Resources, Inc.	800,300	5,185,529
PDC Energy, Inc. (a)	197,400	10,201,632
Savannah Petroleum PLC (a)	1,200,000	490,944
Southwestern Energy Co. (a)	392,300	9,838,884
Surge Energy, Inc. (d)	3,652,900	9,175,351
		286,093,209
Oil & Gas Storage & Transport - 14.2%
Boardwalk Pipeline Partners, LP	1,460,500	23,952,200
Kinder Morgan, Inc.	468,000	19,192,680
The Williams Companies, Inc.	388,200	19,037,328
TransCanada Corp.	297,100	13,021,445
		75,203,653
TOTAL OIL, GAS & CONSUMABLE FUELS		386,826,869
TOTAL COMMON STOCKS (Cost $643,508,350)		509,721,831
Convertible Bonds - 1.3%
Principal Amount
OIL, GAS & CONSUMABLE FUELS - 1.3%
Oil & Gas Exploration & Production - 1.3%
American Energy Permian Holdings LLC 8% 5/1/22 pay-in-kind (e)(g) (Cost $7,688,344)	$ 8,000,000	6,800,000
Money Market Funds - 5.9%
	Shares
Fidelity Cash Central Fund, 0.13% (b)	16,803,781	16,803,781
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	14,309,230	14,309,230
TOTAL MONEY MARKET FUNDS (Cost $31,113,011)		31,113,011
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $682,309,705)		547,634,842
NET OTHER ASSETS (LIABILITIES) - (3.3)%		(17,350,154)
NET ASSETS - 100%		$ 530,284,688
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,821,071 or 1.3% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 32,113
Fidelity Securities Lending Cash Central Fund	374,363
Total	$ 406,476
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 509,721,831	$ 509,721,831	$ -	$ -
Convertible Bonds	6,800,000	-	6,800,000	-
Money Market Funds	31,113,011	31,113,011	-	-
Total Investments in Securities:	$ 547,634,842	$ 540,834,842	$ 6,800,000	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	74.5%
Canada	20.0%
Ireland	3.5%
Curacao	1.2%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $13,151,907) - See accompanying schedule: Unaffiliated issuers (cost $651,196,694)	$ 516,521,831
Fidelity Central Funds (cost $31,113,011)	31,113,011
Total Investments (cost $682,309,705)		$ 547,634,842
Receivable for investments sold		1,832,632
Receivable for fund shares sold		436,854
Dividends receivable		442,228
Interest receivable		172,444
Distributions receivable from Fidelity Central Funds		5,893
Prepaid expenses		4,706
Other receivables		15,921
Total assets		550,545,520

Liabilities
Payable to custodian bank	$ 38,005
Payable for investments purchased Regular delivery	1,298,419
Delayed delivery	1,672,666
Payable for fund shares redeemed	2,511,642
Accrued management fee	249,466
Other affiliated payables	127,556
Other payables and accrued expenses	53,848
Collateral on securities loaned, at value	14,309,230
Total liabilities		20,260,832

Net Assets		$ 530,284,688
Net Assets consist of:
Paid in capital		$ 1,005,743,456
Distributions in excess of net investment income		(137,121)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(340,648,873)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(134,672,774)
Net Assets, for 16,544,044 shares outstanding		$ 530,284,688
Net Asset Value, offering price and redemption price per share ($530,284,688 ÷ 16,544,044 shares)		$ 32.05

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 15,231,836
Interest		181,017
Income from Fidelity Central Funds		406,476
Income before foreign taxes withheld		15,819,329
Less foreign taxes withheld		(895,133)
Total income		14,924,196

Expenses
Management fee	$ 4,913,662
Transfer agent fees	1,932,288
Accounting and security lending fees	312,379
Custodian fees and expenses	48,017
Independent trustees' compensation	18,203
Registration fees	90,475
Audit	41,270
Legal	6,250
Miscellaneous	25,117
Total expenses before reductions	7,387,661
Expense reductions	(3,581)	7,384,080
Net investment income (loss)		7,540,116
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,504,430
Redemption in-kind with affiliated entities	33,190,903
Foreign currency transactions	(88,808)
Total net realized gain (loss)		41,606,525
Change in net unrealized appreciation (depreciation) on: Investment securities	(189,416,283)
Assets and liabilities in foreign currencies	5,234
Total change in net unrealized appreciation (depreciation)		(189,411,049)
Net gain (loss)		(147,804,524)
Net increase (decrease) in net assets resulting from operations		$ (140,264,408)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,540,116	$ 6,496,436
Net realized gain (loss)	41,606,525	62,961,848
Change in net unrealized appreciation (depreciation)	(189,411,049)	61,576,564
Net increase (decrease) in net assets resulting from operations	(140,264,408)	131,034,848
Distributions to shareholders from net investment income	(6,843,809)	(6,060,459)
Distributions to shareholders from net realized gain	(835,212)	(5,925,348)
Total distributions	(7,679,021)	(11,985,807)
Share transactions Proceeds from sales of shares	658,709,839	307,452,527
Reinvestment of distributions	7,250,312	11,256,726
Cost of shares redeemed	(828,307,919)	(247,338,730)
Net increase (decrease) in net assets resulting from share transactions	(162,347,768)	71,370,523
Redemption fees	61,977	21,783
Total increase (decrease) in net assets	(310,229,220)	190,441,347

Net Assets
Beginning of period	840,513,908	650,072,561
End of period (including distributions in excess of net investment income of $137,121 and undistributed net investment income of $711,132, respectively)	$ 530,284,688	$ 840,513,908
Other Information Shares
Sold	15,534,332	8,329,283
Issued in reinvestment of distributions	209,792	302,074
Redeemed	(20,662,742)	(6,952,603)
Net increase (decrease)	(4,918,618)	1,678,754

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 39.16	$ 32.86	$ 32.91	$ 36.50	$ 31.34
Income from Investment Operations
Net investment income (loss) B	.34	.35	.30	.26	.29E
Net realized and unrealized gain (loss)	(7.03)	6.61	(.03) K	(3.56)	5.19
Total from investment operations	(6.69)	6.96	.27	(3.30)	5.48
Distributions from net investment income	(.38)	(.33)	(.27)	(.29)	(.26)
Distributions from net realized gain	(.04)	(.32)	(.05)	-	(.06)
Total distributions	(.42)	(.66) J	(.32)	(.29)	(.32)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 32.05	$ 39.16	$ 32.86	$ 32.91	$ 36.50
Total ReturnA	(17.15)%	21.28%	.86% K	(9.03)%	17.58%
Ratios to Average Net AssetsC, F
Expenses before reductions	.82%	.84%	.87%	.86%	.89%
Expenses net of fee waivers, if any	.82%	.84%	.87%	.86%	.89%
Expenses net of all reductions	.82%	.84%	.86%	.86%	.88%
Net investment income (loss)	.84%	.98%	.96%	.81%	.95% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 530,285	$ 840,514	$ 650,073	$ 743,680	$ 990,083
Portfolio turnover rateD	147% G	135%	107%	63%	167%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .47%. FExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. GPortfolio turnover rate excludes securities received or delivered in-kind. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $.66 per share is comprised of distributions from net investment income of $.332 and distributions from net realized gain of $.324 per share. KNet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 0.75%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio	-11.45%	4.85%	7.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Resources Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from John Dowd, Portfolio Manager of Natural Resources Portfolio: For the year, the fund returned -11.45%, underperforming the -9.58% return of its benchmark, the S&P® North American Natural Resources Sector Index, and the broadly based S&P 500®. Energy was the worst-performing sector in the S&P 500® for the year, as crude oil prices dropped to a five-year low on global oversupply and weakening demand. Versus the industry benchmark, the fund was hurt by stock picks and an overweighting in equipment & services firms, including Weatherford International. I liked the stock as a turnaround story, but the drop in commodity prices hurt its performance. A focus on smaller, U.S.-focused companies with dominant shale positions, such as Noble Energy and Whiting Petroleum, also hurt, as these firms were hit hard by falling oil prices and the underperformance of small-cap stocks in general. At the same time, a sizable underweighting in benchmark heavyweight Exxon Mobil detracted, as the stock outperformed the benchmark. I increased the underweighting, selling Exxon by period end. The fund's non-U.S. holdings held back results due in part to a stronger dollar. Conversely, stock selection in oil & gas storage and transportation helped, including non-index stakes in master limited partnerships MPLX, Valero Energy Partners and Phillips 66 Partners.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Resources Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd.	8.5	8.9
EOG Resources, Inc.	6.2	6.7
Chevron Corp.	4.8	8.6
Anadarko Petroleum Corp.	4.4	4.1
Cimarex Energy Co.	4.0	3.7
Noble Energy, Inc.	3.9	4.0
Baker Hughes, Inc.	3.4	0.0
Kinder Morgan, Inc.	3.0	0.0
Tesoro Corp.	2.8	0.4
ConocoPhillips Co.	2.6	2.6
	43.6
Top Industries (% of fund's net assets)
As of February 28, 2015
Oil, Gas & Consumable Fuels	67.8%
Energy Equipment & Services	18.4%
Metals & Mining	6.9%
Containers & Packaging	5.3%
Independent Power and Renewable Electricity Producers	1.2%
All Others*	0.4%

As of August 31, 2014
Oil, Gas & Consumable Fuels	64.4%
Energy Equipment & Services	22.2%
Metals & Mining	8.4%
Containers & Packaging	3.4%
Independent Power Producers & Energy Traders	0.6%
All Others*	1.0%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Natural Resources Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONTAINERS & PACKAGING - 5.3%
Metal & Glass Containers - 1.6%
Ball Corp. (d)	165,400	$ 11,860,834
Paper Packaging - 3.7%
Graphic Packaging Holding Co.	445,400	6,721,086
Packaging Corp. of America	91,800	7,606,548
Rock-Tenn Co. Class A	203,400	13,961,376
		28,289,010
TOTAL CONTAINERS & PACKAGING		40,149,844
ENERGY EQUIPMENT & SERVICES - 18.4%
Oil & Gas Drilling - 1.0%
Ocean Rig UDW, Inc. (United States)	127,400	1,019,200
Odfjell Drilling A/S	701,200	812,238
Unit Corp. (a)	97,700	2,983,758
Vantage Drilling Co. (a)	2,249,900	832,463
Xtreme Drilling & Coil Services Corp. (a)	1,009,400	1,461,494
		7,109,153
Oil & Gas Equipment & Services - 17.4%
Baker Hughes, Inc.	413,300	25,835,383
Dril-Quip, Inc. (a)	62,600	4,548,516
FMC Technologies, Inc. (a)	287,500	11,479,875
Halliburton Co.	44,700	1,919,418
National Oilwell Varco, Inc.	94,958	5,160,967
Oceaneering International, Inc.	248,300	13,539,799
Schlumberger Ltd.	770,792	64,869,856
Total Energy Services, Inc.	100,000	1,132,709
Weatherford International Ltd. (a)	325,600	4,131,864
		132,618,387
TOTAL ENERGY EQUIPMENT & SERVICES		139,727,540
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 1.2%
Independent Power Producers & Energy Traders - 0.8%
Calpine Corp. (a)	33,500	710,200
Dynegy, Inc. (a)	181,112	5,047,591
		5,757,791
Renewable Electricity - 0.4%
NextEra Energy Partners LP	79,200	3,124,440
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		8,882,231
METALS & MINING - 6.9%
Diversified Metals & Mining - 1.2%
Freeport-McMoRan, Inc.	223,800	4,840,794
Teck Resources Ltd. Class B (sub. vtg.)	187,800	3,016,578
Turquoise Hill Resources Ltd. (a)	436,050	1,363,855
		9,221,227
Gold - 5.0%
AngloGold Ashanti Ltd. sponsored ADR (a)	325,400	3,667,258

	Shares	Value
B2Gold Corp. (a)	884,000	$ 1,492,073
Barrick Gold Corp. (d)	244,200	3,176,300
Franco-Nevada Corp.	121,100	6,389,694
Gold Fields Ltd. sponsored ADR	631,600	2,936,940
Goldcorp, Inc.	226,900	4,996,846
Harmony Gold Mining Co. Ltd. sponsored ADR (a)	530,400	1,304,784
Kinross Gold Corp. (a)	295,867	833,095
Randgold Resources Ltd. sponsored ADR	124,300	9,843,317
Royal Gold, Inc.	27,100	1,953,910
Yamana Gold, Inc.	390,000	1,656,587
		38,250,804
Silver - 0.7%
Pan American Silver Corp.	128,600	1,244,205
Silver Wheaton Corp.	193,600	4,181,425
		5,425,630
TOTAL METALS & MINING		52,897,661
MULTI-UTILITIES - 0.1%
Multi-Utilities - 0.1%
NiSource, Inc.	16,800	720,888
OIL, GAS & CONSUMABLE FUELS - 67.8%
Coal & Consumable Fuels - 0.2%
Peabody Energy Corp. (d)	180,200	1,423,580
Integrated Oil & Gas - 6.5%
BG Group PLC	680,000	10,011,415
Chevron Corp.	344,200	36,719,256
Imperial Oil Ltd.	71,800	2,770,684
		49,501,355
Oil & Gas Exploration & Production - 40.4%
Anadarko Petroleum Corp.	399,700	33,666,731
Bankers Petroleum Ltd. (a)	662,900	1,601,438
Bonanza Creek Energy, Inc. (a)	186,300	5,020,785
Canadian Natural Resources Ltd.	441,600	12,844,233
Carrizo Oil & Gas, Inc. (a)	45,300	2,155,827
Chesapeake Energy Corp.	227,300	3,791,364
Cimarex Energy Co.	280,900	30,809,112
Concho Resources, Inc. (a)	169,100	18,418,372
ConocoPhillips Co.	298,800	19,481,760
Continental Resources, Inc. (a)(d)	180,400	8,025,996
Diamondback Energy, Inc. (a)	91,300	6,501,473
Energen Corp.	144,300	9,327,552
Energy XXI (Bermuda) Ltd. (d)	266,300	1,264,925
EOG Resources, Inc.	524,200	47,031,224
Evolution Petroleum Corp.	78,400	534,688
Gulfport Energy Corp. (a)	88,750	4,065,638
Kosmos Energy Ltd. (a)	229,000	2,056,420
Laredo Petroleum Holdings, Inc. (a)	123,500	1,473,355
Memorial Resource Development Corp.	489,700	10,043,747
Murphy Oil Corp.	46,900	2,386,741
Newfield Exploration Co. (a)	404,400	13,357,332
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Noble Energy, Inc.	622,900	$ 29,419,567
Northern Oil & Gas, Inc. (a)(d)	317,795	2,739,393
Paramount Resources Ltd. Class A (a)	37,100	923,271
PDC Energy, Inc. (a)	157,300	8,129,264
Peyto Exploration & Development Corp. (d)	48,500	1,356,339
Pioneer Natural Resources Co.	51,600	7,870,032
SM Energy Co.	215,000	10,431,800
Synergy Resources Corp. (a)	217,800	2,602,710
TAG Oil Ltd. (a)	615,100	747,902
Whiting Petroleum Corp. (a)	271,367	9,180,346
		307,259,337
Oil & Gas Refining & Marketing - 7.2%
Alon U.S.A. Energy, Inc.	61,900	862,886
CVR Refining, LP	43,617	848,787
Marathon Petroleum Corp.	38,700	4,063,500
Phillips 66 Co.	183,900	14,428,794
Tesoro Corp.	233,200	21,417,088
Valero Energy Corp.	170,200	10,499,638
World Fuel Services Corp.	52,700	2,885,325
		55,006,018
Oil & Gas Storage & Transport - 13.5%
Cheniere Energy, Inc. (a)	127,000	10,240,010
Columbia Pipeline Partners LP	27,100	750,399
Enable Midstream Partners LP	53,700	966,600
EQT Midstream Partners LP	39,100	3,253,902
Golar LNG Ltd.	194,100	6,020,982
Kinder Morgan, Inc.	556,200	22,809,762
Magellan Midstream Partners LP	47,400	3,896,280
MPLX LP	105,000	8,631,000
Phillips 66 Partners LP	112,200	7,987,518
Plains GP Holdings LP Class A	325,300	9,316,592
SemGroup Corp. Class A	30,000	2,319,300
Targa Resources Corp.	75,700	7,538,206

	Shares	Value
The Williams Companies, Inc.	205,300	$ 10,067,912
Valero Energy Partners LP	172,425	9,188,528
		102,986,991
TOTAL OIL, GAS & CONSUMABLE FUELS		516,177,281
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Specialized REITs - 0.0%
InfraReit, Inc.	7,300	197,976
TOTAL COMMON STOCKS (Cost $769,254,071)		758,753,421
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 0.13% (b)	6,684,114	6,684,114
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	26,940,620	26,940,620
TOTAL MONEY MARKET FUNDS (Cost $33,624,734)		33,624,734
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $802,878,805)		792,378,155
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(31,300,292)
NET ASSETS - 100%		$ 761,077,863
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,173
Fidelity Securities Lending Cash Central Fund	117,607
Total	$ 130,780
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 758,753,421	$ 748,742,006	$ 10,011,415	$ -
Money Market Funds	33,624,734	33,624,734	-	-
Total Investments in Securities:	$ 792,378,155	$ 782,366,740	$ 10,011,415	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	79.0%
Curacao	8.5%
Canada	6.6%
Bermuda	1.4%
United Kingdom	1.3%
Bailiwick of Jersey	1.3%
South Africa	1.1%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $26,152,963) - See accompanying schedule: Unaffiliated issuers (cost $769,254,071)	$ 758,753,421
Fidelity Central Funds (cost $33,624,734)	33,624,734
Total Investments (cost $802,878,805)		$ 792,378,155
Cash		766,479
Receivable for fund shares sold		1,247,194
Dividends receivable		1,476,183
Distributions receivable from Fidelity Central Funds		9,968
Prepaid expenses		4,135
Other receivables		17,571
Total assets		795,899,685

Liabilities
Payable for investments purchased	$ 6,188,169
Payable for fund shares redeemed	1,116,340
Accrued management fee	350,749
Other affiliated payables	170,996
Other payables and accrued expenses	54,948
Collateral on securities loaned, at value	26,940,620
Total liabilities		34,821,822

Net Assets		$ 761,077,863
Net Assets consist of:
Paid in capital		$ 807,980,184
Distributions in excess of net investment income		(15,782)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,385,916)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,500,623)
Net Assets, for 24,169,213 shares outstanding		$ 761,077,863
Net Asset Value, offering price and redemption price per share ($761,077,863 ÷ 24,169,213 shares)		$ 31.49

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 12,550,144
Interest		6
Income from Fidelity Central Funds		130,780
Total income		12,680,930

Expenses
Management fee	$ 5,066,851
Transfer agent fees	2,069,596
Accounting and security lending fees	316,923
Custodian fees and expenses	31,249
Independent trustees' compensation	18,446
Registration fees	42,942
Audit	41,133
Legal	5,493
Miscellaneous	14,643
Total expenses before reductions	7,607,276
Expense reductions	(11,031)	7,596,245
Net investment income (loss)		5,084,685
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,418,980
Foreign currency transactions	(5,578)
Total net realized gain (loss)		12,413,402
Change in net unrealized appreciation (depreciation) on: Investment securities	(119,535,845)
Assets and liabilities in foreign currencies	(388)
Total change in net unrealized appreciation (depreciation)		(119,536,233)
Net gain (loss)		(107,122,831)
Net increase (decrease) in net assets resulting from operations		$ (102,038,146)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,084,685	$ 5,401,848
Net realized gain (loss)	12,413,402	112,917,097
Change in net unrealized appreciation (depreciation)	(119,536,233)	9,078,717
Net increase (decrease) in net assets resulting from operations	(102,038,146)	127,397,662
Distributions to shareholders from net investment income	(3,492,100)	(2,402,760)
Distributions to shareholders from net realized gain	(43,304,505)	(22,192,850)
Total distributions	(46,796,605)	(24,595,610)
Share transactions Proceeds from sales of shares	224,332,908	202,197,233
Reinvestment of distributions	44,616,027	23,551,043
Cost of shares redeemed	(308,452,835)	(433,697,922)
Net increase (decrease) in net assets resulting from share transactions	(39,503,900)	(207,949,646)
Redemption fees	22,379	13,984
Total increase (decrease) in net assets	(188,316,272)	(105,133,610)

Net Assets
Beginning of period	949,394,135	1,054,527,745
End of period (including distributions in excess of net investment income of $15,782 and distributions in excess of net investment income of $205,092, respectively)	$ 761,077,863	$ 949,394,135
Other Information Shares
Sold	6,084,348	5,546,646
Issued in reinvestment of distributions	1,408,837	649,501
Redeemed	(8,407,605)	(12,041,120)
Net increase (decrease)	(914,420)	(5,844,973)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 37.85	$ 34.10	$ 35.36	$ 39.07	$ 27.66
Income from Investment Operations
Net investment income (loss) B	.21	.20	.28	.20	.12
Net realized and unrealized gain (loss)	(4.55)	4.52	(1.45)	(3.59)	11.49
Total from investment operations	(4.34)	4.72	(1.17)	(3.39)	11.61
Distributions from net investment income	(.15)	(.10)	(.09)	(.26)	(.11)
Distributions from net realized gain	(1.87)	(.88)	-	(.06)	(.09)
Total distributions	(2.02)	(.97) H	(.09)	(.32)	(.20)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 31.49	$ 37.85	$ 34.10	$ 35.36	$ 39.07
Total ReturnA	(11.45)%	13.97%	(3.30)%	(8.63)%	42.09%
Ratios to Average Net AssetsC, E
Expenses before reductions	.82%	.84%	.86%	.84%	.88%
Expenses net of fee waivers, if any	.82%	.84%	.85%	.84%	.88%
Expenses net of all reductions	.82%	.83%	.84%	.84%	.87%
Net investment income (loss)	.55%	.54%	.89%	.58%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 761,078	$ 949,394	$ 1,054,528	$ 1,430,581	$ 1,971,764
Portfolio turnover rateD	87%	99%	76%	88%	113%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FFor the year ended February 29. GAmount represents less than $.01 per share. HTotal distributions of $.97 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.877 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). Energy Portfolio, Energy Service Portfolio and Natural Gas Portfolio are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Natural Resources Portfolio may also invest in certain precious metals. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Funds, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation, market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Energy Portfolio	$ 2,128,898,665	$ 318,901,796	$ (216,304,669)	$ 102,597,127
Energy Service Portfolio	678,063,925	182,498,521	(150,334,434)	32,164,087
Natural Gas Portfolio	682,775,755	8,103,257	(143,244,170)	(135,140,913)
Natural Resources Portfolio	805,647,415	103,420,933	(116,690,193)	(13,269,260)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Energy Portfolio	$ 1,031,320	$ 3,084,564	$ -	$ 102,596,480
Energy Service Portfolio	-	-	-	32,161,338
Natural Gas Portfolio	1,045,018	-	(276,297,969)	(135,151,401)
Natural Resources Portfolio	-	-	-	(13,269,233)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Fiscal year of expiration
	2018	2019	Total with expiration
Natural Gas Portfolio	$ (60,545,261)	$ (215,752,708)	$ (276,297,969)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2014 to February 28, 2015. Loss deferrals were as follows:

Capital losses
Energy Portfolio	$ (58,495,599)
Energy Service Portfolio	(21,358,338)
Natural Gas Portfolio	(63,876,509)
Natural Resources Portfolio	(33,617,305)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 28, 2015
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 18,840,374	$ 163,093,871	$ 181,934,245
Energy Service Portfolio	4,379,828	101,072,498	105,452,326
Natural Gas Portfolio	7,679,021	-	7,679,021
Natural Resources Portfolio	8,283,443	38,513,162	46,796,605
February 28, 2014
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 58,207,320	$ 161,950,874	$ 220,158,194
Energy Service Portfolio	2,225,534	-	2,225,534
Natural Gas Portfolio	11,985,807	-	11,985,807
Natural Resources Portfolio	2,402,760	22,192,850	24,595,610

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	2,102,809,940	1,630,267,300
Energy Service Portfolio	530,476,834	605,313,962
Natural Gas Portfolio	1,286,930,713	1,253,565,518
Natural Resources Portfolio	786,849,299	853,661,596

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows.

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.25%	.55%
Energy Service Portfolio	.30%	.25%	.55%
Natural Gas Portfolio	.30%	.25%	.55%
Natural Resources Portfolio	.30%	.25%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.20%
Energy Service Portfolio	.20%
Natural Gas Portfolio	.22%
Natural Resources Portfolio	.22%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$ 23,305
Energy Service Portfolio	16,911
Natural Gas Portfolio	16,877
Natural Resources Portfolio	9,949

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$ 7,345,000.32%		$ 857
Energy Service Portfolio	Borrower	5,648,158.33%		1,959

Redemptions In-Kind. During the period, shares of the Funds held by affiliated entities were redeemed for cash and investments. The net realized gain on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Funds recognized no gain or loss for federal income tax purposes.

Details of these transactions with the related gain (loss) for the Funds are presented in the accompanying table:

	Value of cash and investments, delivered	Net Realized Gain (Loss) on redemptions	Shares
Energy Portfolio	$ 52,353,206	$ 22,148,450	894,926
Natural Gas Portfolio	191,196,708	33,190,903	4,263,025

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with Energy Portfolio. The Investing Funds delivered cash and investments valued at $48,408,874 in exchange for 827,502 shares of Energy Portfolio. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed Energy Service Portfolio for certain losses in the amount of $30,537.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Energy Portfolio	$ 3,428
Energy Service Portfolio	1,601
Natural Gas Portfolio	1,390
Natural Resources Portfolio	1,465

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

Total Security Lending Income
Energy Portfolio	$ 191,813
Energy Services Portfolio	52,915
Natural Gas Portfolio	374,363
Natural Resources Portfolio	117,607

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. All of the applicable expense reductions are noted in the table below.

Brokerage Service reduction
Energy Portfolio	$ 9,379
Energy Service Portfolio	73,871
Natural Resources Portfolio	4,147

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, during the period the following Funds were reimbursed by the investment adviser for a portion of operating expenses:

Energy Portfolio	$ 5,945
Energy Service Portfolio	3,336
Natural Gas Portfolio	3,581
Natural Resources Portfolio	6,884

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares of the following funds:

Strategic Advisers Core Fund
Energy Portfolio	10%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (funds of Fidelity Select Portfolios) at February 28, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 15, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Select Energy Portfolio	04/13/15	04/10/15	$0.022	$0.066
Select Energy Service Portfolio	04/13/15	04/10/15	$0.000	$0.000
Select Natural Gas Portfolio	04/13/15	04/10/15	$0.066	$0.000
Select Natural Resources Portfolio	04/13/15	04/10/15	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Select Energy Portfolio	$ 65,221,850
Select Energy Service Portfolio	$ 72,402,532
Select Natural Gas Portfolio	$ 0
Select Natural Resources Portfolio	$ 33,055,228

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Select Energy Portfolio
April, 2014	100%
December, 2014	100%
Select Energy Service Portfolio
April, 2014	100%
December, 2014	100%
Select Natural Gas Portfolio
April, 2014	72%
December, 2014	100%
Select Natural Resources Portfolio
April, 2014	99%
December, 2014	97%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

Select Energy Portfolio
April, 2014	100%
December, 2014	100%
Select Energy Service Portfolio
April, 2014	100%
December, 2014	100%
Select Natural Gas Portfolio
April, 2014	100%
December, 2014	100%
Select Natural Resources Portfolio
April, 2014	100%
December, 2014	100%

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Energy Portfolio
Energy Service Portfolio
Natural Gas Portfolio
Natural Resources Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including its size, education, experience, and resources, as well as the Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing SelectCo to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for Energy Service Portfolio in February 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Energy Service Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended May 31, 2014, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2014.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and making the competitive group more inclusive.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Energy Portfolio

Energy Service Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Natural Gas Portfolio

Natural Resources Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2014.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for the 12-month period ended June 30, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELNR-UANNPRO-0415
1.910419.106

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Select Portfolios®

Telecommunications Services Sector

Telecommunications Portfolio

Wireless Portfolio

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Telecommunications Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Wireless Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Telecommunications Portfolio	11.90%	13.58%	8.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio, a class of the fund, on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Matthew Drukker, Portfolio Manager of Telecommunications Portfolio: For the year, the fund's Retail Class shares rose 11.90%, underperforming the 12.66% gain of the MSCI U.S. IMI Telecommunications Services 25-50 Index and the S&P 500®. Telecom stocks had a strong absolute return, but they lagged the broad market due in part to a decline in consumer spending and a high debt-equity ratio for the sector. Further weighing on the sector were falling net profit margins, given continued competition among major wireless carriers - namely Verizon Communications, Sprint, AT&T and T-Mobile - and rising expenses at firms looking to expand and improve their networks. Despite these negative factors, increased demand for wireless helped support the sector, as did yield-hungry investors attracted to the dividends typically paid by telecom firms. From an industry perspective, the fund's positioning in wireless telecom services hurt the most versus the MSCI index. Looking at individual stocks, the fund's non-index position in U.K.-based Vodafone Group was the biggest relative detractor. The stock stumbled the past year amid the firm's announcement of disappointing fourth-quarter sales and expected declines in 2015 core earnings because of investment spending needed for its business. I sold a significant portion of our holdings in the stock during the period to invest in more-promising opportunities. On the flip side, positioning in alternative carriers was a plus, including an average overweighting in telecom and Internet service provider Level 3 Communications, the fund's biggest contributor and one of its largest holdings. I increased our stake in Level 3 to an overweighting as the period progressed, and its shares rose when the firm acquired competitor tw telecom in October and reported better-than-expected quarterly earnings in November.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Class A	1.15%
Actual		$ 1,000.00	$ 1,045.40	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,019.09	$ 5.76
Class T	1.47%
Actual		$ 1,000.00	$ 1,043.80	$ 7.45
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.93%
Actual		$ 1,000.00	$ 1,041.50	$ 9.77
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.85%
Actual		$ 1,000.00	$ 1,041.80	$ 9.37
HypotheticalA		$ 1,000.00	$ 1,015.62	$ 9.25
Telecommunications	.82%
Actual		$ 1,000.00	$ 1,047.20	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,047.10	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	19.9	23.0
AT&T, Inc.	7.5	10.0
Level 3 Communications, Inc.	6.4	3.1
DIRECTV	6.4	5.2
SBA Communications Corp. Class A	4.3	3.4
Cogent Communications Group, Inc.	4.3	4.0
T-Mobile U.S., Inc.	4.3	4.3
CenturyLink, Inc.	3.3	5.6
Telephone & Data Systems, Inc.	3.2	3.5
Frontier Communications Corp.	3.0	0.3
	62.6
Top Industries (% of fund's net assets)
As of February 28, 2015
Diversified Telecommunication Services	62.8%
Wireless Telecommunication Services	19.8%
Media	9.8%
Real Estate Investment Trusts	2.7%
Internet Software & Services	1.0%
All Others*	3.9%

As of August 31, 2014
Diversified Telecommunication Services	67.3%
Wireless Telecommunication Services	17.0%
Media	8.3%
Real Estate Investment Trusts	2.8%
Software	1.2%
All Others*	3.4%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Telecommunications Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.9%
Communications Equipment - 0.9%
Arris Group, Inc. (a)	42,900	$ 1,260,402
Ruckus Wireless, Inc. (a)	151,400	1,916,724
		3,177,126
DIVERSIFIED TELECOMMUNICATION SERVICES - 62.3%
Alternative Carriers - 23.2%
8x8, Inc. (a)	867,186	6,425,848
Cogent Communications Group, Inc.	435,968	16,008,745
Globalstar, Inc. (a)(d)	2,760,500	7,122,090
Iliad SA	15,015	3,899,028
inContact, Inc. (a)	664,423	7,780,393
Inmarsat PLC	80,100	1,083,282
Iridium Communications, Inc. (a)(d)	397,876	3,811,652
Level 3 Communications, Inc. (a)	445,367	23,987,467
Lumos Networks Corp.	439,578	7,569,533
Premiere Global Services, Inc. (a)	416,883	4,060,440
Towerstream Corp. (a)(d)	807,024	1,823,874
Vonage Holdings Corp. (a)	617,271	2,802,410
		86,374,762
Integrated Telecommunication Services - 39.1%
AT&T, Inc.	801,550	27,701,568
Atlantic Tele-Network, Inc.	86,900	5,981,327
Bezeq The Israel Telecommunication Corp. Ltd.	1,411,100	2,262,889
CenturyLink, Inc.	321,078	12,156,013
Cincinnati Bell, Inc. (a)	697,514	2,336,672
Consolidated Communications Holdings, Inc.	218,398	4,647,509
Frontier Communications Corp. (d)	1,388,383	11,079,296
General Communications, Inc. Class A (a)	35,596	493,717
IDT Corp. Class B	159,981	3,367,600
Telecom Italia SpA (a)(d)	974,800	1,164,980
Verizon Communications, Inc.	1,500,997	74,224,304
Windstream Holdings, Inc. (d)	1,882	14,849
		145,430,724
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		231,805,486
ELECTRONIC EQUIPMENT & COMPONENTS - 0.2%
Technology Distributors - 0.2%
Ingram Micro, Inc. Class A (a)	32,200	795,662
INTERNET SOFTWARE & SERVICES - 1.0%
Internet Software & Services - 1.0%
Gogo, Inc. (a)(d)	95,700	1,720,686
Rackspace Hosting, Inc. (a)	42,300	2,101,041
		3,821,727

	Shares	Value
IT SERVICES - 0.9%
IT Consulting & Other Services - 0.9%
Interxion Holding N.V. (a)	100,100	$ 3,190,187
MEDIA - 9.8%
Cable & Satellite - 9.8%
DIRECTV (a)	270,000	23,922,000
Liberty Global PLC Class C	31,636	1,650,450
Time Warner Cable, Inc.	71,500	11,014,575
		36,587,025
REAL ESTATE INVESTMENT TRUSTS - 2.7%
Office REITs - 0.1%
CyrusOne, Inc.	18,300	543,876
Specialized REITs - 2.6%
American Tower Corp.	86,590	8,584,533
Crown Castle International Corp.	11,600	1,001,196
		9,585,729
TOTAL REAL ESTATE INVESTMENT TRUSTS		10,129,605
SOFTWARE - 0.7%
Application Software - 0.6%
Comverse, Inc. (a)	47,900	859,326
Interactive Intelligence Group, Inc. (a)	30,700	1,302,908
		2,162,234
Systems Software - 0.1%
Rovi Corp. (a)	25,600	636,928
TOTAL SOFTWARE		2,799,162
WIRELESS TELECOMMUNICATION SERVICES - 19.5%
Wireless Telecommunication Services - 19.5%
Bharti Infratel Ltd.	379,493	2,262,781
KDDI Corp.	48,400	3,354,115
Leap Wireless International, Inc. rights (a)	400	1,008
Mobistar SA (a)	200	4,715
NTELOS Holdings Corp.	88	398
RingCentral, Inc. (a)	247,300	3,899,921
SBA Communications Corp. Class A (a)	129,456	16,144,458
Shenandoah Telecommunications Co.	66,626	1,938,150
SoftBank Corp.	62,000	3,829,158
Sprint Corp. (a)(d)	1,149,685	5,886,387
T-Mobile U.S., Inc. (a)	480,197	15,860,907
Telephone & Data Systems, Inc.	466,964	11,879,564
U.S. Cellular Corp. (a)	55,900	2,120,287
Vodafone Group PLC sponsored ADR	161,300	5,574,528
		72,756,377
TOTAL COMMON STOCKS (Cost $300,622,254)		365,062,357
Nonconvertible Preferred Stocks - 0.8%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Integrated Telecommunication Services - 0.5%
Telefonica Brasil SA sponsored ADR (d)	87,000	$ 1,612,980
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
TIM Participacoes SA sponsored ADR	57,300	1,207,884
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,366,705)		2,820,864
Money Market Funds - 8.3%

Fidelity Cash Central Fund, 0.13% (b)	2,667,472	2,667,472
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	28,288,110	28,288,110
TOTAL MONEY MARKET FUNDS (Cost $30,955,582)		30,955,582
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $334,944,541)	398,838,803
NET OTHER ASSETS (LIABILITIES) - (7.1)%	(26,529,439)
NET ASSETS - 100%	$ 372,309,364
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,724
Fidelity Securities Lending Cash Central Fund	241,214
Total	$ 247,938
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 365,062,357	$ 360,067,211	$ 4,994,138	$ 1,008
Nonconvertible Preferred Stocks	2,820,864	2,820,864	-	-
Money Market Funds	30,955,582	30,955,582	-	-
Total Investments in Securities:	$ 398,838,803	$ 393,843,657	$ 4,994,138	$ 1,008

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $27,251,018) - See accompanying schedule: Unaffiliated issuers (cost $303,988,959)	$ 367,883,221
Fidelity Central Funds (cost $30,955,582)	30,955,582
Total Investments (cost $334,944,541)		$ 398,838,803
Receivable for investments sold		5,117,986
Receivable for fund shares sold		262,644
Dividends receivable		169,798
Distributions receivable from Fidelity Central Funds		30,499
Prepaid expenses		1,685
Other receivables		12,404
Total assets		404,433,819

Liabilities
Payable for investments purchased	$ 2,377,669
Payable for fund shares redeemed	1,164,103
Accrued management fee	170,813
Distribution and service plan fees payable	10,377
Other affiliated payables	72,823
Other payables and accrued expenses	40,560
Collateral on securities loaned, at value	28,288,110
Total liabilities		32,124,455

Net Assets		$ 372,309,364
Net Assets consist of:
Paid in capital		$ 314,390,827
Undistributed net investment income		262,486
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,235,407)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		63,891,458
Net Assets		$ 372,309,364

Statement of Assets and Liabilities - continued

February 28, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,051,816 ÷ 174,703 shares)	$ 63.26

Maximum offering price per share (100/94.25 of $63.26)	$ 67.12
Class T: Net Asset Value and redemption price per share ($5,095,408 ÷ 80,828 shares)	$ 63.04

Maximum offering price per share (100/96.50 of $63.04)	$ 65.33
Class B: Net Asset Value and offering price per share ($409,247 ÷ 6,450 shares)A	$ 63.45

Class C: Net Asset Value and offering price per share ($7,073,638 ÷ 112,201 shares)A	$ 63.04

Telecommunications: Net Asset Value, offering price and redemption price per share ($346,173,771 ÷ 5,448,230 shares)	$ 63.54

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,505,484 ÷ 39,529 shares)	$ 63.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 9,359,019
Income from Fidelity Central Funds		247,938
Total income		9,606,957

Expenses
Management fee	$ 2,193,042
Transfer agent fees	811,199
Distribution and service plan fees	113,904
Accounting and security lending fees	159,536
Custodian fees and expenses	20,266
Independent trustees' compensation	7,823
Registration fees	81,435
Audit	44,165
Legal	3,236
Interest	466
Miscellaneous	5,823
Total expenses before reductions	3,440,895
Expense reductions	(27,807)	3,413,088
Net investment income (loss)		6,193,869
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,972,473
Redemption in-kind with affiliated entities	2,885,287
Foreign currency transactions	(28,453)
Total net realized gain (loss)		7,829,307
Change in net unrealized appreciation (depreciation) on: Investment securities	28,385,962
Assets and liabilities in foreign currencies	1,342
Total change in net unrealized appreciation (depreciation)		28,387,304
Net gain (loss)		36,216,611
Net increase (decrease) in net assets resulting from operations		$ 42,410,480

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,193,869	$ 14,968,972
Net realized gain (loss)	7,829,307	2,159,537
Change in net unrealized appreciation (depreciation)	28,387,304	48,829,048
Net increase (decrease) in net assets resulting from operations	42,410,480	65,957,557
Distributions to shareholders from net investment income	(13,679,321)	(8,506,759)
Distributions to shareholders from net realized gain	-	(32,511)
Total distributions	(13,679,321)	(8,539,270)
Share transactions - net increase (decrease)	(19,703,086)	(90,264,976)
Redemption fees	3,706	26,413
Total increase (decrease) in net assets	9,031,779	(32,820,276)

Net Assets
Beginning of period	363,277,585	396,097,861
End of period (including undistributed net investment income of $262,486 and undistributed net investment income of $7,778,471, respectively)	$ 372,309,364	$ 363,277,585

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.71	$ 51.58	$ 46.12	$ 46.93	$ 37.64
Income from Investment Operations
Net investment income (loss) C	.76	1.76F	.99	.56	.57
Net realized and unrealized gain (loss)	5.83	6.48	5.43	(.86)	9.49
Total from investment operations	6.59	8.24	6.42	(.30)	10.06
Distributions from net investment income	(2.04)	(1.11)	(.96)	(.51)	(.77)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(2.04)	(1.11) J	(.96)	(.51)	(.77)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 63.26	$ 58.71	$ 51.58	$ 46.12	$ 46.93
Total ReturnA, B	11.54%	16.00%	13.97%	(.54)%	26.87%
Ratios to Average Net Assets D, G
Expenses before reductions	1.15%	1.18%	1.18%	1.20%	1.20%
Expenses net of fee waivers, if any	1.15%	1.18%	1.18%	1.20%	1.20%
Expenses net of all reductions	1.15%	1.15%	1.17%	1.18%	1.18%
Net investment income (loss)	1.26%	3.08% F	2.01%	1.21%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,052	$ 7,712	$ 6,449	$ 4,677	$ 4,305
Portfolio turnover rateE	94% K	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.43%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $1.11 per share is comprised of distributions from net investment income of $1.106 and distributions from net realized gain of $.005 per share. KPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class T

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.50	$ 51.41	$ 46.01	$ 46.81	$ 37.55
Income from Investment Operations
Net investment income (loss) C	.57	1.59F	.85	.42	.45
Net realized and unrealized gain (loss)	5.81	6.44	5.39	(.84)	9.47
Total from investment operations	6.38	8.03	6.24	(.42)	9.92
Distributions from net investment income	(1.84)	(.94)	(.84)	(.38)	(.66)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(1.84)	(.94) J	(.84)	(.38)	(.66)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 63.04	$ 58.50	$ 51.41	$ 46.01	$ 46.81
Total ReturnA, B	11.19%	15.64%	13.61%	(.82)%	26.54%
Ratios to Average Net Assets D, G
Expenses before reductions	1.47%	1.48%	1.48%	1.49%	1.48%
Expenses net of fee waivers, if any	1.47%	1.48%	1.48%	1.49%	1.48%
Expenses net of all reductions	1.46%	1.45%	1.46%	1.47%	1.46%
Net investment income (loss)	.94%	2.78% F	1.72%	.92%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,095	$ 4,344	$ 4,237	$ 2,702	$ 2,882
Portfolio turnover rateE	94% K	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects large, non-recurring dividends which amounted to $.94 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.13%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $.94 per share is comprised of distributions from net investment income of $.939 and distributions from net realized gain of $.005 per share. KPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.77	$ 51.63	$ 46.14	$ 46.93	$ 37.60
Income from Investment Operations
Net investment income (loss) C	.29	1.33F	.62	.21	.25
Net realized and unrealized gain (loss)	5.84	6.48	5.42	(.83)	9.48
Total from investment operations	6.13	7.81	6.04	(.62)	9.73
Distributions from net investment income	(1.45)	(.66)	(.55)	(.17)	(.40)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(1.45)	(.67)	(.55)	(.17)	(.40)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 63.45	$ 58.77	$ 51.63	$ 46.14	$ 46.93
Total ReturnA, B	10.67%	15.13%	13.11%	(1.29)%	25.96%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.93%	1.93%	1.95%	1.95%
Expenses net of fee waivers, if any	1.93%	1.93%	1.93%	1.95%	1.95%
Expenses net of all reductions	1.92%	1.91%	1.92%	1.93%	1.93%
Net investment income (loss)	.49%	2.32% F	1.26%	.47%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 409	$ 546	$ 576	$ 596	$ 706
Portfolio turnover rateE	94% J	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .67%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Class C

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.54	$ 51.47	$ 46.02	$ 46.89	$ 37.61
Income from Investment Operations
Net investment income (loss) C	.34	1.36F	.63	.22	.26
Net realized and unrealized gain (loss)	5.80	6.46	5.41	(.84)	9.46
Total from investment operations	6.14	7.82	6.04	(.62)	9.72
Distributions from net investment income	(1.64)	(.74)	(.59)	(.25)	(.44)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(1.64)	(.75)	(.59)	(.25)	(.44)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 63.04	$ 58.54	$ 51.47	$ 46.02	$ 46.89
Total ReturnA, B	10.75%	15.20%	13.14%	(1.27)%	25.95%
Ratios to Average Net Assets D, G
Expenses before reductions	1.85%	1.88%	1.90%	1.93%	1.94%
Expenses net of fee waivers, if any	1.85%	1.88%	1.90%	1.93%	1.94%
Expenses net of all reductions	1.85%	1.85%	1.89%	1.91%	1.92%
Net investment income (loss)	.56%	2.38% F	1.29%	.48%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,074	$ 5,523	$ 4,353	$ 3,514	$ 3,035
Portfolio turnover rateE	94% J	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects large, non-recurring dividends which amounted to $.94 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .73%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29. IAmount represents less than $.01 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.94	$ 51.75	$ 46.26	$ 47.07	$ 37.73
Income from Investment Operations
Net investment income (loss) B	.96	1.96E	1.15	.70	.69
Net realized and unrealized gain (loss)	5.85	6.51	5.43	(.86)	9.52
Total from investment operations	6.81	8.47	6.58	(.16)	10.21
Distributions from net investment income	(2.21)	(1.28)	(1.09)	(.65)	(.87)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(2.21)	(1.28) I	(1.09)	(.65)	(.87)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 63.54	$ 58.94	$ 51.75	$ 46.26	$ 47.07
Total ReturnA	11.90%	16.40%	14.30%	(.23)%	27.24%
Ratios to Average Net Assets C, F
Expenses before reductions	.83%	.85%	.87%	.90%	.92%
Expenses net of fee waivers, if any	.83%	.85%	.87%	.90%	.92%
Expenses net of all reductions	.82%	.82%	.85%	.88%	.91%
Net investment income (loss)	1.58%	3.41% E	2.33%	1.52%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 346,174	$ 343,548	$ 377,841	$ 342,262	$ 354,938
Portfolio turnover rateD	94% J	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.76%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. ITotal distributions of $1.28 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $.005 per share. JPortfolio turnover rate excludes securities received or delivered in-kind.

Financial Highlights - Institutional Class

Years ended February 28,	2015	2014	2013	2012 G	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 58.80	$ 51.65	$ 46.20	$ 47.02	$ 37.69
Income from Investment Operations
Net investment income (loss) B	.94	1.93E	1.17	.70	.71
Net realized and unrealized gain (loss)	5.83	6.48	5.42	(.88)	9.50
Total from investment operations	6.77	8.41	6.59	(.18)	10.21
Distributions from net investment income	(2.19)	(1.25)	(1.14)	(.64)	(.88)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(2.19)	(1.26)	(1.14)	(.64)	(.88)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 63.38	$ 58.80	$ 51.65	$ 46.20	$ 47.02
Total ReturnA	11.85%	16.30%	14.33%	(.26)%	27.27%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.91%	.85%	.89%	.91%
Expenses net of fee waivers, if any	.86%	.91%	.85%	.89%	.91%
Expenses net of all reductions	.85%	.88%	.83%	.87%	.89%
Net investment income (loss)	1.55%	3.35% E	2.35%	1.52%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,505	$ 1,604	$ 2,641	$ 1,022	$ 1,743
Portfolio turnover rateD	94% I	111%	76%	72%	72%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects large, non-recurring dividends which amounted to $.95 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.70%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GFor the year ended February 29. HAmount represents less than $.01 per share. IPortfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transaction, in-kind transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 67,489,038
Gross unrealized depreciation	(5,485,717)
Net unrealized appreciation (depreciation) on securities	$ 62,003,321

Tax Cost	$ 336,835,482

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 262,994
Capital loss carryforward	$ (2,739,258)
Net unrealized appreciation (depreciation) on securities and other investments	$ 62,000,362

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (2,739,258)

The Fund elected to defer to its next fiscal year approximately $1,605,208 of capital losses recognized during the period November 1, 2014 to February 28, 2015.

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 13,679,321	$ 8,539,270

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $369,250,039 and $374,869,443, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 23,518	$ 1,136
Class T	.25%	.25%	24,040	2
Class B	.75%	.25%	4,565	3,425
Class C	.75%	.25%	61,781	12,901
			$ 113,904	$ 17,464

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,354
Class T	3,257
Class B*	41
Class C*	721
$ 16,373

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 25,757.27
Class T	16,249.34
Class B	1,364.30
Class C	13,731.22
Telecommunications	749,337.20
Institutional Class	4,761.23
	$ 811,199

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $16,650 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,435,667.33%		$ 466

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Redemptions In-Kind. During the period, 198,779 shares of the Fund held by an affiliated entity were redeemed for investments with a value of $12,187,185. The net realized gain of $2,885,287 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $615 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $241,214.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $27,389 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Telecommunications expenses during the period in the amount of $418.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2015	2014
From net investment income
Class A	$ 309,863	$ 137,021
Class T	143,116	71,145
Class B	12,248	6,457
Class C	161,299	68,251
Telecommunications	12,985,170	8,194,747
Institutional Class	67,625	29,138
Total	$ 13,679,321	$ 8,506,759
From net realized gain
Class A	$ -	$ 617
Class T	-	373
Class B	-	48
Class C	-	466
Telecommunications	-	30,889
Institutional Class	-	118
Total	$ -	$ 32,511

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended February 28,	2015	2014	2015	2014
Class A
Shares sold	79,279	62,389	$ 4,786,534	$ 3,565,235
Reinvestment of distributions	5,091	2,113	297,550	123,157
Shares redeemed	(41,031)	(58,169)	(2,466,354)	(3,308,571)
Net increase (decrease)	43,339	6,333	$ 2,617,730	$ 379,821
Class T
Shares sold	20,637	23,341	$ 1,237,395	$ 1,331,922
Reinvestment of distributions	2,409	1,193	139,987	69,243
Shares redeemed	(16,465)	(32,706)	(994,017)	(1,852,992)
Net increase (decrease)	6,581	(8,172)	$ 383,365	$ (451,827)
Class B
Shares sold	45	135	$ 2,624	$ 7,819
Reinvestment of distributions	197	103	11,445	6,030
Shares redeemed	(3,091)	(2,095)	(186,477)	(116,496)
Net increase (decrease)	(2,849)	(1,857)	$ (172,408)	$ (102,647)
Class C
Shares sold	28,734	31,217	$ 1,731,696	$ 1,769,477
Reinvestment of distributions	2,043	819	118,683	47,679
Shares redeemed	(12,919)	(22,263)	(773,747)	(1,264,412)
Net increase (decrease)	17,858	9,773	$ 1,076,632	$ 552,744
Telecommunications
Shares sold	3,400,370	3,045,047	$ 205,982,254	$ 171,993,078
Reinvestment of distributions	212,695	136,279	12,494,070	7,951,397
Shares redeemed	(3,993,893)A	(4,653,020)	(242,841,980)A	(269,388,514)
Net increase (decrease)	(380,828)	(1,471,694)	$ (24,365,656)	$ (89,444,039)
Institutional Class
Shares sold	29,046	22,305	$ 1,764,278	$ 1,294,531
Reinvestment of distributions	956	405	56,138	23,701
Shares redeemed	(17,754)	(46,560)	(1,063,165)	(2,517,260)
Net increase (decrease)	12,248	(23,850)	$ 757,251	$ (1,199,028)

A Amount includes in-kind redemptions (See note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 20% of the total outstanding shares of the Fund.

Annual Report

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	7.55%	13.93%	9.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Kyle Weaver, Portfolio Manager of Wireless Portfolio: For the year, the fund returned 7.55%, edging the 7.53% gain of the fund's benchmark, S&P® Custom Wireless Index, but trailing the S&P 500®. Versus the broader market, the wireless index was hampered by lagging results in its three main subindustries. Compared with the benchmark, avoiding weak-performing Brazil-based wireline and wireless services provider Oi for much of the period and then purchasing an underweighted stake in January paid off handsomely. The share price of RF Micro Devices more than doubled, driven by the success of Apple's iPhone® 6, which uses RF Micro's radio-frequency chips. In January, RF Micro and TriQuint Semiconductor merged to form a new company, Qorvo, in which the fund held a sizable stake at period end. I'll also mention wireless tower companies American Tower, SBA Communications and Crown Castle International, which jointly added considerable value. Conversely, a large underweighting in China Mobile, the largest wireless services provider in that nation, hampered relative performance, as this index component returned roughly 48%. Also weighing on performance was a non-index position in Web.com Group, a provider of Web hosting and website development services for smaller businesses, and Tangoe, a non-index provider of software and services for telecom spending management. Lastly, the fund's foreign holdings hampered performance mainly due to a strongly appreciating U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Wireless Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Actual	.84%	$ 1,000.00	$ 1,057.70	$ 4.29
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Wireless Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	10.4	17.4
QUALCOMM, Inc.	9.1	10.3
American Tower Corp.	7.3	4.9
Vodafone Group PLC sponsored ADR	6.2	7.7
Crown Castle International Corp.	5.9	3.5
Google, Inc. Class C	4.3	3.4
BT Group PLC sponsored ADR	4.1	3.8
T-Mobile U.S., Inc.	4.0	1.7
SBA Communications Corp. Class A	3.6	2.9
Endurance International Group Holdings, Inc.	3.2	2.3
	58.1
Top Industries (% of fund's net assets)
As of February 28, 2015
Diversified Telecommunication Services	25.6%
Wireless Telecommunication Services	19.9%
Communications Equipment	17.3%
Real Estate Investment Trusts	13.2%
Internet Software & Services	10.8%
All Others*	13.2%

As of August 31, 2014
Diversified Telecommunication Services	31.6%
Wireless Telecommunication Services	19.8%
Communications Equipment	16.1%
Internet Software & Services	8.6%
Real Estate Investment Trusts	8.4%
All Others*	15.5%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Wireless Portfolio

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 17.3%
Communications Equipment - 17.3%
Alcatel-Lucent SA sponsored ADR (a)	672,500	$ 2,616,025
Aruba Networks, Inc. (a)	39,884	989,522
Harris Corp.	39,200	3,045,056
Motorola Solutions, Inc.	64,068	4,352,780
Nokia Corp. sponsored ADR	536,000	4,293,360
QUALCOMM, Inc.	339,950	24,649,775
Ruckus Wireless, Inc. (a)	311,700	3,946,122
Sierra Wireless, Inc. (a)	13,300	499,548
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	72,400	936,132
ViaSat, Inc. (a)	23,400	1,528,956
		46,857,276
DIVERSIFIED TELECOMMUNICATION SERVICES - 25.6%
Alternative Carriers - 1.5%
inContact, Inc. (a)	233,500	2,734,285
Intelsat SA (a)	53,700	664,269
Towerstream Corp. (a)	334,423	755,796
		4,154,350
Integrated Telecommunication Services - 24.1%
AT&T, Inc.	7,900	273,024
BT Group PLC sponsored ADR	159,600	11,164,020
Chunghwa Telecom Co. Ltd. sponsored ADR (d)	91,500	2,878,590
Koninklijke KPN NV	425	1,449
Oi SA ADR (a)(d)	180,000	376,200
Orange SA	477,300	8,705,193
Telecom Italia SpA (a)(d)	2,461,500	2,941,730
Telefonica SA sponsored ADR	154,948	2,400,145
TELUS Corp.	70,300	2,499,106
TELUS Corp.	165,000	5,865,611
Verizon Communications, Inc.	565,797	27,978,659
		65,083,727
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		69,238,077
ELECTRONIC EQUIPMENT & COMPONENTS - 1.1%
Electronic Manufacturing Services - 1.1%
Neonode, Inc. (a)(d)	344,100	1,056,387
TTM Technologies, Inc. (a)	212,400	1,871,244
		2,927,631
INTERNET SOFTWARE & SERVICES - 10.8%
Internet Software & Services - 10.8%
Endurance International Group Holdings, Inc. (a)	468,200	8,717,884
Gogo, Inc. (a)(d)	62,700	1,127,346
Google, Inc. Class C (a)	20,700	11,558,880

	Shares	Value
Web.com Group, Inc. (a)	266,300	$ 4,753,455
Xoom Corp. (a)(d)	173,500	2,958,175
		29,115,740
IT SERVICES - 0.7%
IT Consulting & Other Services - 0.7%
Cognizant Technology Solutions Corp. Class A (a)	32,100	2,005,769
MEDIA - 0.0%
Cable & Satellite - 0.0%
Numericable Group SA (a)	100	6,200
REAL ESTATE INVESTMENT TRUSTS - 13.2%
Specialized REITs - 13.2%
American Tower Corp.	199,492	19,777,637
Crown Castle International Corp.	185,700	16,027,767
		35,805,404
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.4%
Semiconductors - 4.4%
Altera Corp.	37,100	1,373,071
Marvell Technology Group Ltd.	83,100	1,339,572
Qorvo, Inc. (a)	112,425	7,802,295
Xilinx, Inc.	31,600	1,338,892
		11,853,830
SOFTWARE - 2.8%
Application Software - 2.8%
Interactive Intelligence Group, Inc. (a)	30,100	1,277,444
Synchronoss Technologies, Inc. (a)	66,436	2,940,457
Tangoe, Inc. (a)	278,300	3,453,703
		7,671,604
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.6%
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	20,200	2,594,892
BlackBerry Ltd. (a)	129,500	1,399,895
Samsung Electronics Co. Ltd.	4,641	5,719,535
		9,714,322
WIRELESS TELECOMMUNICATION SERVICES - 19.9%
Wireless Telecommunication Services - 19.9%
America Movil S.A.B. de CV Series L sponsored ADR	120,800	2,582,704
China Mobile Ltd. sponsored ADR	10,200	691,050
Leap Wireless International, Inc. rights (a)	16,600	41,832
NTELOS Holdings Corp.	28,100	127,012
RingCentral, Inc. (a)	7,600	119,852
Rogers Communications, Inc. Class B (non-vtg.) (d)	157,800	5,580,624
SBA Communications Corp. Class A (a)	77,700	9,689,967
Shenandoah Telecommunications Co.	1,300	37,817
SoftBank Corp.	25,800	1,593,424
Spok Holdings, Inc.	14,900	276,991
Sprint Corp. (a)	100,733	515,753
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
T-Mobile U.S., Inc. (a)	329,075	$ 10,869,347
Telephone & Data Systems, Inc.	160,014	4,070,756
U.S. Cellular Corp. (a)	22,100	838,253
Vodafone Group PLC sponsored ADR	483,281	16,702,191
		53,737,573
TOTAL COMMON STOCKS (Cost $220,102,672)		268,933,426
Nonconvertible Preferred Stocks - 0.0%

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
Integrated Telecommunication Services - 0.0%
Oi SA (PN) (a) (Cost $300,607)	15,880	33,228
Money Market Funds - 5.5%

Fidelity Cash Central Fund, 0.13% (b)	2,676,696	2,676,696
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	12,047,540	12,047,540
TOTAL MONEY MARKET FUNDS (Cost $14,724,236)		14,724,236
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $235,127,515)	283,690,890
NET OTHER ASSETS (LIABILITIES) - (4.9)%	(13,242,012)
NET ASSETS - 100%	$ 270,448,878
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,692
Fidelity Securities Lending Cash Central Fund	292,516
Total	$ 295,208
Other Information

The following is a summary of the inputs used, as of February 28, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 268,933,426	$ 255,649,798	$ 13,241,796	$ 41,832
Nonconvertible Preferred Stocks	33,228	33,228	-	-
Money Market Funds	14,724,236	14,724,236	-	-
Total Investments in Securities:	$ 283,690,890	$ 270,407,262	$ 13,241,796	$ 41,832
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	69.8%
United Kingdom	10.3%
Canada	5.9%
France	4.2%
Korea (South)	2.1%
Finland	1.6%
Italy	1.1%
Taiwan	1.1%
Mexico	1.0%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $11,384,421) - See accompanying schedule: Unaffiliated issuers (cost $220,403,279)	$ 268,966,654
Fidelity Central Funds (cost $14,724,236)	14,724,236
Total Investments (cost $235,127,515)		$ 283,690,890
Cash		9,164
Receivable for investments sold		1,374,321
Receivable for fund shares sold		137,093
Dividends receivable		93,296
Distributions receivable from Fidelity Central Funds		9,471
Prepaid expenses		1,093
Other receivables		16,219
Total assets		285,331,547

Liabilities
Payable for investments purchased	$ 2,406,804
Payable for fund shares redeemed	212,523
Accrued management fee	121,042
Other affiliated payables	58,264
Other payables and accrued expenses	36,496
Collateral on securities loaned, at value	12,047,540
Total liabilities		14,882,669

Net Assets		$ 270,448,878
Net Assets consist of:
Paid in capital		$ 219,256,634
Undistributed net investment income		385,053
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,244,018
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,563,173
Net Assets, for 28,339,333 shares outstanding		$ 270,448,878
Net Asset Value, offering price and redemption price per share ($270,448,878 ÷ 28,339,333 shares)		$ 9.54

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 6,896,930
Income from Fidelity Central Funds		295,208
Total income		7,192,138

Expenses
Management fee	$ 1,511,284
Transfer agent fees	628,737
Accounting and security lending fees	111,420
Custodian fees and expenses	34,850
Independent trustees' compensation	5,430
Registration fees	23,672
Audit	36,718
Legal	2,130
Interest	278
Miscellaneous	3,462
Total expenses before reductions	2,357,981
Expense reductions	(9,341)	2,348,640
Net investment income (loss)		4,843,498
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,103,537
Foreign currency transactions	(114,030)
Total net realized gain (loss)		14,989,507
Change in net unrealized appreciation (depreciation) on: Investment securities	(640,467)
Assets and liabilities in foreign currencies	18,821
Total change in net unrealized appreciation (depreciation)		(621,646)
Net gain (loss)		14,367,861
Net increase (decrease) in net assets resulting from operations		$ 19,211,359

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,843,498	$ 16,383,640
Net realized gain (loss)	14,989,507	36,579,449
Change in net unrealized appreciation (depreciation)	(621,646)	6,969,184
Net increase (decrease) in net assets resulting from operations	19,211,359	59,932,273
Distributions to shareholders from net investment income	(16,759,973)	(2,744,292)
Distributions to shareholders from net realized gain	(28,888,507)	-
Total distributions	(45,648,480)	(2,744,292)
Share transactions Proceeds from sales of shares	42,710,221	117,927,758
Reinvestment of distributions	44,098,611	2,633,352
Cost of shares redeemed	(79,982,116)	(141,492,075)
Net increase (decrease) in net assets resulting from share transactions	6,826,716	(20,930,965)
Redemption fees	2,631	5,399
Total increase (decrease) in net assets	(19,607,774)	36,262,415

Net Assets
Beginning of period	290,056,652	253,794,237
End of period (including undistributed net investment income of $385,053 and undistributed net investment income of $12,634,450, respectively)	$ 270,448,878	$ 290,056,652
Other Information Shares
Sold	4,509,142	12,229,697
Issued in reinvestment of distributions	4,839,668	259,699
Redeemed	(8,448,923)	(14,564,406)
Net increase (decrease)	899,887	(2,075,010)

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 H	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 8.60	$ 7.68	$ 8.29	$ 6.47
Income from Investment Operations
Net investment income (loss) B	.17	.56E	.12	.10F	.08
Net realized and unrealized gain (loss)	.48	1.51	.94	(.33)	1.82
Total from investment operations	.65	2.07	1.06	(.23)	1.90
Distributions from net investment income	(.62)	(.10)	(.14)	(.08)	(.08)
Distributions from net realized gain	(1.06)	-	-	(.30)	-
Total distributions	(1.68)	(.10)	(.14)	(.38)	(.08)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 9.54	$ 10.57	$ 8.60	$ 7.68	$ 8.29
Total ReturnA	7.55%	24.11%	13.89%	(2.55)%	29.55%
Ratios to Average Net AssetsC,G
Expenses before reductions	.86%	.88%	.90%	.90%	.92%
Expenses net of fee waivers, if any	.86%	.88%	.90%	.90%	.92%
Expenses net of all reductions	.85%	.86%	.87%	.89%	.91%
Net investment income (loss)	1.76%	5.91% E	1.50%	1.23% F	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 270,449	$ 290,057	$ 253,794	$ 262,696	$ 361,082
Portfolio turnover rateD	48%	120%	100%	114%	111%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects large, non-recurring dividends which amounted to $.45 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 1.23%. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .90%. GExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. HFor the year ended February 29. IAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 57,174,127
Gross unrealized depreciation	(9,761,796)
Net unrealized appreciation (depreciation) on securities	$ 47,412,331

Tax Cost	$ 236,278,559

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,326,877
Undistributed long-term capital gain	$ 2,453,239
Net unrealized appreciation (depreciation) on securities and other investments	$ 47,412,129

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 19,922,070	$ 2,744,292
Long-term Capital Gains	25,726,410	-
Total	$ 45,648,480	$ 2,744,292

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $133,087,289 and $169,693,214, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,431 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,837,000.32%		$ 278

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $432 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $292,516.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,390 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $951.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Telecommunications Portfolio and Wireless Portfolio (funds of Fidelity Select Portfolios) at February 28, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 24, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Telecommunications Portfolio designates 20% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Telecommunications Portfolio designates 100% of the dividends distributed, during the fiscal year, as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Select Wireless Portfolio voted to pay on April 13, 2015 to shareholders of record at the opening of business on April 10, 2015 a distribution of $0.122 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.014 per share from net investment income.

Wireless Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $10,735,210, or, if subsequently determined to be different, the net capital gain of such year.

Wireless Portfolio designates 2% and 44% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Wireless Portfolio designates 100% and 86% of the dividends distributed in April and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Telecommunications Portfolio
Wireless Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the funds, including the backgrounds of investment personnel of SelectCo, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including its size, education, experience, and resources, as well as the Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing SelectCo to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance. Telecommunications Portfolio underperformed its benchmark for the one-, three-, and five-year periods ended May 31, 2014, and as a result, the Board will continue to discuss with SelectCo the steps it is taking to address the fund's performance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2014.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and making the competitive group more inclusive.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Telecommunications Portfolio

Wireless Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2014.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of the total expense ratio of each class of Telecommunications Portfolio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class of Telecommunications Portfolio ranked below its competitive median for the 12-month period ended June 30, 2014 and the total expense ratio of Class T ranked above its competitive median for the 12-month period ended June 30, 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of Wireless Portfolio's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Wireless Portfolio's total expense ratio ranked below its competitive median for the 12-month period ended June 30, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although the expense ratio of Class T of Telecommunications Portfolio was above the median of the universe presented for comparison, the total expense ratio of each class of Telecommunications Portfolio and the total expense ratio of Wireless Portfolio were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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Automated line for quickest service

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Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments February 28, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Select Portfolios®

Utilities Sector

Utilities Portfolio

Annual Report

February 28, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)
Investment Changes	(Click Here)
Investments	(Click Here)
Financial Statements	(Click Here)
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2015	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio A	11.22%	15.13%	8.98%

A Prior to October 1, 2006, Utilities Portfolio operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 28, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near its all-time high for the 12 months ending February 28, 2015, supported by low interest rates and the relative strength of the U.S. economy and dollar. The large-cap S&P 500® Index returned 15.51%. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® rose 16.58%, while the small-cap Russell 2000® Index advanced 5.63%, rallying from early-period weakness amid growth and valuation worries. Among the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications, most notched a double-digit gain, led by health care (+24%), consumer staples (+21%), information technology (+20%) and utilities (+15%). Conversely, energy (-9%) was the only sector to lose ground, reflecting a sharp drop in crude prices beginning midyear and attributed to weaker global demand and a U.S. supply boom. Volatility spiked to a three-year high in October amid concerns about economic growth and Ebola, as well as unrest in Syria, Iraq and Ukraine. Nevertheless, the S&P 500® index finished the period well above its mid-October nadir, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate, and consumer confidence that declined only slightly from its 11-year high reached in January.

Comments from Douglas Simmons, Portfolio Manager of Utilities Portfolio: For the year, the fund returned 11.22%, underperforming the 15.13% gain of the MSCI U.S. IMI Utilities 25-50 Index, as well as the S&P 500®. The utilities sector, which typically pays higher dividends than most sectors, was attractive to yield-seeking investors in an environment of low-and-falling longer-term bond yields. Relative to the MSCI sector index, the fund's holdings of deregulated electric utilities, as well as an overweighting in independent power producers, hurt most. I invested in these growth-oriented segments thinking that they would eventually benefit from rising power prices, due partly to the shutdown of many coal-fired power plants, as well as proposed reforms that I believe will benefit the economics of low-cost power generators. That thesis is still intact, in my opinion, although it has yet to play out. Deregulated companies remained under pressure during the period amid falling prices for oil and natural gas that weighed on power pricing. In addition, declining bond yields attracted investors to more traditionally defensive, dividend-paying utilities, which the fund underweighted relative to its benchmark. Offsetting this underperformance to a degree was our significant non-benchmark stake in oil & gas storage & transport stocks, which included terminal operator Cheniere Energy and pipeline company Energy Transfer Equity, our two top performers. I overweighted oil & gas storage & transport, but significantly cut back on the stake due to commodity-price declines. I liked the high dividend growth offered by electric transmission companies, and increased the fund's weighting in electric utilities, although the group remained underweighted relative to the index. This was an area where our stock selection was unfavorable, including the two biggest detractors, an investment in Oklahoma electric utility OGE Energy and untimely ownership of Chicago-based Exelon. I significantly underweighted gas utilities because I found most of these stocks to be too expensive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014 to February 28, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period* September 1, 2014 to February 28, 2015
Actual	.79%	$ 1,000.00	$ 1,000.50	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.88	$ 3.96
A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	12.8	10.5
Exelon Corp.	10.5	6.0
Dominion Resources, Inc.	9.9	10.9
Sempra Energy	9.8	7.9
PG&E Corp.	7.3	3.9
PPL Corp.	5.0	6.2
NiSource, Inc.	4.9	4.9
Calpine Corp.	4.9	2.2
Edison International	4.5	4.7
Southern Co.	3.0	0.0
	72.6
Top Industries (% of fund's net assets)
As of February 28, 2015
Electric Utilities	43.7%
Multi-Utilities	33.3%
Independent Power and Renewable Electricity Producers	11.7%
Oil, Gas & Consumable Fuels	5.8%
Real Estate Investment Trusts	2.0%
All Others*	3.5%

As of August 31, 2014
Electric Utilities	41.7%
Multi-Utilities	28.2%
Oil, Gas & Consumable Fuels	12.9%
Independent Power Producers & Energy Traders	8.0%
Media	3.1%
All Others*	6.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments February 28, 2015

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
Alternative Carriers - 0.7%
Cogent Communications Group, Inc.	185,891	$ 6,825,918
ELECTRIC UTILITIES - 43.7%
Electric Utilities - 43.7%
Edison International	698,912	44,905,096
Exelon Corp.	3,070,800	104,161,536
FirstEnergy Corp.	503,000	17,594,940
Hawaiian Electric Industries, Inc.	51,900	1,715,295
ITC Holdings Corp.	345,100	13,365,723
NextEra Energy, Inc.	1,224,685	126,705,911
NRG Yield, Inc. Class A (d)	357,055	18,320,492
OGE Energy Corp.	802,485	26,088,787
PPL Corp.	1,437,842	49,030,412
Southern Co.	645,911	29,576,265
		431,464,457
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 11.7%
Independent Power Producers & Energy Traders - 10.6%
Black Hills Corp.	166,050	8,440,322
Calpine Corp. (a)	2,278,987	48,314,524
Dynegy, Inc. (a)	439,937	12,261,044
NRG Energy, Inc.	1,189,322	28,519,942
The AES Corp.	580,023	7,522,898
		105,058,730
Renewable Electricity - 1.1%
Abengoa Yield PLC (d)	330,331	10,831,553
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		115,890,283
MULTI-UTILITIES - 33.3%
Multi-Utilities - 33.3%
Dominion Resources, Inc.	1,352,512	97,502,590
NiSource, Inc.	1,130,223	48,497,869
PG&E Corp.	1,337,737	71,876,609
Sempra Energy	899,951	97,374,698
TECO Energy, Inc.	732,400	14,377,012
		329,628,778
OIL, GAS & CONSUMABLE FUELS - 5.8%
Oil & Gas Storage & Transport - 5.8%
Cheniere Energy Partners LP Holdings LLC	938,500	21,970,285

	Shares	Value
Columbia Pipeline Partners LP	39,100	$ 1,082,679
Energy Transfer Equity LP	447,117	28,557,363
Genesis Energy LP	10,500	483,000
Plains GP Holdings LP Class A	187,821	5,379,193
		57,472,520
REAL ESTATE INVESTMENT TRUSTS - 2.0%
Specialized REITs - 2.0%
Crown Castle International Corp.	226,600	19,557,846
TOTAL COMMON STOCKS (Cost $862,938,791)		960,839,802
Money Market Funds - 2.8%

Fidelity Cash Central Fund, 0.13% (b)	19,427,092	19,427,092
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	8,641,255	8,641,255
TOTAL MONEY MARKET FUNDS (Cost $28,068,347)		28,068,347
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $891,007,138)		988,908,149
NET OTHER ASSETS (LIABILITIES) - 0.0%		(482,237)
NET ASSETS - 100%		$ 988,425,912
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,318
Fidelity Securities Lending Cash Central Fund	55,762
Total	$ 75,080
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2015

Assets
Investment in securities, at value (including securities loaned of $8,236,090) - See accompanying schedule: Unaffiliated issuers (cost $862,938,791)	$ 960,839,802
Fidelity Central Funds (cost $28,068,347)	28,068,347
Total Investments (cost $891,007,138)		$ 988,908,149
Receivable for investments sold		10,617,987
Receivable for fund shares sold		1,619,484
Dividends receivable		3,945,064
Distributions receivable from Fidelity Central Funds		4,578
Prepaid expenses		3,702
Other receivables		7,447
Total assets		1,005,106,411

Liabilities
Payable for fund shares redeemed	$ 7,320,182
Accrued management fee	481,021
Other affiliated payables	195,371
Other payables and accrued expenses	42,670
Collateral on securities loaned, at value	8,641,255
Total liabilities		16,680,499

Net Assets		$ 988,425,912
Net Assets consist of:
Paid in capital		$ 880,867,459
Undistributed net investment income		3,403,986
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,253,456
Net unrealized appreciation (depreciation) on investments		97,901,011
Net Assets, for 13,568,157 shares outstanding		$ 988,425,912
Net Asset Value, offering price and redemption price per share ($988,425,912 ÷ 13,568,157 shares)		$ 72.85

Statement of Operations

	Year ended February 28, 2015

Investment Income
Dividends		$ 25,232,047
Income from Fidelity Central Funds		75,080
Total income		25,307,127

Expenses
Management fee	$ 5,187,641
Transfer agent fees	1,865,748
Accounting and security lending fees	317,687
Custodian fees and expenses	16,979
Independent trustees' compensation	17,674
Registration fees	107,945
Audit	42,080
Legal	5,204
Interest	240
Miscellaneous	10,808
Total expenses before reductions	7,572,006
Expense reductions	(52,985)	7,519,021
Net investment income (loss)		17,788,106
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,831,503
Redemption in-kind with affiliated entities	2,658,037
Foreign currency transactions	20,458
Futures contracts	(327,581)
Total net realized gain (loss)		58,182,417
Change in net unrealized appreciation (depreciation) on: Investment securities	6,621,791
Assets and liabilities in foreign currencies	743
Total change in net unrealized appreciation (depreciation)		6,622,534
Net gain (loss)		64,804,951
Net increase (decrease) in net assets resulting from operations		$ 82,593,057

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2015	Year ended February 28, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,788,106	$ 13,521,451
Net realized gain (loss)	58,182,417	23,716,346
Change in net unrealized appreciation (depreciation)	6,622,534	56,164,291
Net increase (decrease) in net assets resulting from operations	82,593,057	93,402,088
Distributions to shareholders from net investment income	(14,727,703)	(8,245,345)
Distributions to shareholders from net realized gain	(53,286,789)	(4,809,786)
Total distributions	(68,014,492)	(13,055,131)
Share transactions Proceeds from sales of shares	882,547,504	522,009,446
Reinvestment of distributions	65,214,543	12,368,212
Cost of shares redeemed	(669,930,558)	(451,211,733)
Net increase (decrease) in net assets resulting from share transactions	277,831,489	83,165,925
Redemption fees	83,359	37,400
Total increase (decrease) in net assets	292,493,413	163,550,282
Net Assets
Beginning of period	695,932,499	532,382,217
End of period (including undistributed net investment income of $3,403,986 and undistributed net investment income of $3,436,635, respectively)	$ 988,425,912	$ 695,932,499
Other Information Shares
Sold	11,876,954	7,881,437
Issued in reinvestment of distributions	894,827	188,339
Redeemed	(9,055,975)	(6,938,672)
Net increase (decrease)	3,715,806	1,131,104

Financial Highlights

Years ended February 28,	2015	2014	2013	2012 F	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 70.64	$ 61.04	$ 52.56	$ 50.28	$ 42.24
Income from Investment Operations
Net investment income (loss) B	1.41	1.49	1.41	1.43	1.14
Net realized and unrealized gain (loss)	6.40	9.80	7.70	1.99	8.09
Total from investment operations	7.81	11.29	9.11	3.42	9.23
Distributions from net investment income	(1.20)	(1.07)	(.63)	(1.14)	(1.19)
Distributions from net realized gain	(4.42)	(.62)	-	-	-
Total distributions	(5.61)H	(1.69)	(.63)	(1.14)	(1.19)
Redemption fees added to paid in capitalB	.01	-G	-G	-G	-G
Net asset value, end of period	$ 72.85	$ 70.64	$ 61.04	$ 52.56	$ 50.28
Total ReturnA	11.22%	18.71%	17.46%	6.85%	22.07%
Ratios to Average Net AssetsC, E
Expenses before reductions	.80%	.82%	.83%	.86%	.90%
Expenses net of fee waivers, if any	.80%	.82%	.83%	.86%	.90%
Expenses net of all reductions	.80%	.80%	.79%	.84%	.87%
Net investment income (loss)	1.89%	2.28%	2.49%	2.78%	2.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 988,426	$ 695,932	$ 532,382	$ 518,969	$ 454,097
Portfolio turnover rateD	129% I	160%	158%	202%	238%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $5.61 per share is comprised of distributions from net investment income of $1.199 and distributions from net realized gain of $4.415 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2015

1. Organization.

Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 110,903,281
Gross unrealized depreciation	(20,225,985)
Net unrealized appreciation (depreciation) on securities	$ 90,677,296

Tax Cost	$ 898,230,853

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,763,587
Undistributed long-term capital gain	$ 12,118,230
Net unrealized appreciation (depreciation) on securities and other investments	$ 90,677,296

The tax character of distributions paid was as follows:

	February 28, 2015	February 28, 2014
Ordinary Income	$ 33,469,958	$ 8,245,345
Long-term Capital Gains	34,544,534	4,809,786
Total	$ 68,014,492	$ 13,055,131

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may be subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (the Update). The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(327,581) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities and in-kind transactions, aggregated $1,409,007,873 and $1,191,094,297, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $20,066 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,271,400.33%		$ 240

Redemptions In-Kind. During the period, 197,773 shares of the Fund held by an affiliated entity were redeemed in kind for investments with a value of $14,338,554. The net realized gain of $2,658,037 on investments delivered through the in-kind redemption is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,281 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $55,762.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $52,119 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, during the period in the amount of $866.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Utilities Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Utilities Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2015

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Informational (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Trustees and Officers - continued

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Brian B. Hogan (1964)
Year of Election or Appointment: 2014 Trustee Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)
Year of Election or Appointment: 2014 Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Select Utilities Portfolio voted to pay on April 13, 2015 to shareholders of record at the opening of business on April 10, 2015 a distribution of $1.091 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.276 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2015, $34,161,530, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 72% of the dividends distributed in April and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 72% of the dividends distributed in April and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Utilities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing of SelectCo and the sub-advisers (together with SelectCo, the Investment Advisers) as it relates to the fund, including the backgrounds of investment personnel of SelectCo, and also considered the fund's investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the investment staff of the Investment Advisers, including its size, education, experience, and resources, as well as the Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing SelectCo to manage sector-based funds and products; (viii) continuing to develop, acquire, and implement systems and technology to improve security and services to the funds and to increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in money market fund offerings.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2014.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' analysis of the competitiveness of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and making the competitive group more inclusive.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Utilities Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2014.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for the 12-month period ended June 30, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the profitability analysis used by Fidelity. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

1.2.

SELUTL-UANNPRO-0415
1.910427.105

Item 2. Code of Ethics

As of the end of the period, February 28, 2015, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Consumer Staples Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Gold Portfolio, IT Services Portfolio, Materials Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Utilities Portfolio and Wireless Portfolio (the "Funds"):

Services Billed by PwC

February 28, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Chemicals Portfolio	$35,000	$-	$6,900	$-
Communications Equipment Portfolio	$34,000	$-	$6,300	$-
Computers Portfolio	$35,000	$-	$2,800	$-
Consumer Staples Portfolio	$40,000	$-	$5,300	$-
Electronics Portfolio	$35,000	$-	$5,300	$-
Energy Portfolio	$38,000	$-	$7,500	$-
Energy Service Portfolio	$37,000	$-	$3,600	$-
Gold Portfolio	$57,000	$-	$8,400	$-
IT Services Portfolio	$35,000	$-	$2,800	$-
Materials Portfolio	$41,000	$-	$6,500	$-
Natural Gas Portfolio	$35,000	$-	$5,300	$-
Natural Resources Portfolio	$35,000	$-	$4,800	$-
Software and Computer Services Portfolio	$36,000	$-	$2,800	$-
Technology Portfolio	$37,000	$-	$2,800	$-
Telecommunications Portfolio	$38,000	$-	$5,300	$-
Utilities Portfolio	$36,000	$-	$5,700	$-
Wireless Portfolio	$33,000	$-	$2,800	$-

February 28, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Chemicals Portfolio	$36,000	$-	$2,700	$1,900
Communications Equipment Portfolio	$34,000	$-	$2,700	$1,600
Computers Portfolio	$35,000	$-	$2,700	$1,700
Consumer Staples Portfolio	$41,000	$-	$2,700	$2,300
Electronics Portfolio	$35,000	$-	$2,700	$1,800
Energy Portfolio	$38,000	$-	$2,900	$2,200
Energy Service Portfolio	$36,000	$-	$2,700	$1,900
Gold Portfolio	$55,000	$-	$6,400	$2,000
IT Services Portfolio	$35,000	$-	$2,700	$1,800
Materials Portfolio	$40,000	$-	$2,700	$2,100
Natural Gas Portfolio	$34,000	$-	$2,700	$1,700
Natural Resources Portfolio	$34,000	$-	$2,700	$1,800
Software and Computer Services Portfolio	$37,000	$-	$2,700	$2,400
Technology Portfolio	$37,000	$-	$2,700	$2,200
Telecommunications Portfolio	$38,000	$-	$2,700	$1,600
Utilities Portfolio	$35,000	$-	$2,700	$1,700
Wireless Portfolio	$34,000	$-	$2,700	$1,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2015A	February 28, 2014A
Audit-Related Fees	$5,900,000	$4,970,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2015 A	February 28, 2014 A,B
PwC	$8,185,000	$5,565,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 29, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 29, 2015